    As filed with the Securities and Exchange Commission on February 17, 2000


                                              1933 Act Registration No. 33-57340
                                              1940 Act Registration No. 811-7452

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.
                                 ------                                 ---
     Post-Effective Amendment No.  16                                    X
                                 ------                                 ---

                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.
                   ------                                               ---


                        (Check appropriate box or boxes.)

                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

              11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
           ----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code  (713) 626-1919
                                                   -----------------

                                Charles T. Bauer
              11 Greenway Plaza, Suite 100, Houston, TX 77046-1173
           ----------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Nancy L. Martin, Esquire
                              A I M Advisors, Inc.
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173

Approximate Date of Proposed Public Offering:        Continuous

It is proposed that this filing will become effective (check appropriate box)

             immediately upon filing pursuant to paragraph (b)
     -----


             on (date) pursuant to paragraph (b)
     -----

             60 days after filing pursuant to paragraph (a)(1)
     -----

       X     on April 17, 2000 pursuant to paragraph (a)(1)
     -----


             75 days after filing pursuant to paragraph (a)(2)
     -----

             on (date) pursuant to paragraph (a)(2) of Rule 485.
     -----

If appropriate, check the following:

             This post-effective amendment designates a new effective date for
     -----   a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Beneficial Interest



THE REGISTRANT IS THE SUCCESSOR ISSUER TO AIM VARIABLE INSURANCE FUNDS, INC. (THE "PREDECESSOR FUND"). PURSUANT TO RULE 414 UNDER THE SECURITIES ACT OF
1933, AS AMENDED, BY FILING THIS POST-EFFECTIVE AMENDMENT TO CURRENTLY EFFECTIVE REGISTRATION STATEMENT NO. 33-57340 OF THE PREDECESSOR FUND, THE REGISTRANT EXPRESSLY ADOPTS THE REGISTRATION STATEMENT OF THE PREDECESSOR FUND AS ITS OWN REGISTRATION STATEMENT FOR ALL PURPOSES OF THE SECURITIES ACT AND THE SECURITIES EXCHANGE ACT OF 1934.

      AIM VARIABLE
      INSURANCE FUNDS





     -------------------------------------------------------------------------
                                                      --Registered Trademark--

     AIM V.I. Aggressive Growth Fund                     AIM V.I. Government Securities Fund
     AIM V.I. Balanced Fund                              AIM V.I. Growth Fund
     AIM V.I. Blue Chip Fund                             AIM V.I. Growth and Income Fund
     AIM V.I. Capital Appreciation Fund                  AIM V.I. High Yield Fund
     AIM V.I. Capital Development Fund                   AIM V.I. International Equity Fund
     AIM V.I. Dent Demographic Trends Fund               AIM V.I. Money Market Fund
     AIM V.I. Diversified Income Fund                    AIM V.I. Telecommunications and
     AIM V.I. Global Growth and Income Fund               Technology Fund
     AIM V.I. Global Utilities Fund                      AIM V.I. Value Fund


     Shares of the funds are currently offered only to insurance company separate accounts. The investment objective of each fund is described under the heading "Investment Objectives and Strategies."

      PROSPECTUS

      APRIL 17, 2000


                                     This prospectus contains important
                                     information. Please
                                     read it before investing and keep it
                                     for future reference.


                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this Prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.


                                     There can be no assurance that the
                                     AIM V.I. Money Market Fund will be
                                     able to maintain a stable net asset
                                     value of $1.00 per share.

                                     Investments in the funds:
                                        - are not FDIC insured;
                                        - may lose value; and
                                        - are not guaranteed by a bank.




      [AIM LOGO APPEARS HERE]                           INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------



TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE  FUNDS   5
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      9
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         9

Performance Tables                          17

FUND MANAGEMENT                             22
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                 22

Advisor Compensation                        22

Portfolio Managers                          22

OTHER INFORMATION                           25
- - - - - - - - - - - - - - - - - - - - - - - -

Purchase and Redemption of Shares           25

Pricing of Shares                           25

Taxes                                       25

Dividends and Distributions                 25

Future Fund Closure                         25

FINANCIAL HIGHLIGHTS                        26
- - - - - - - - - - - - - - - - - - - - - - - -

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -


The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------



INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The investment objective of each fund may be changed by the Board of Trustees without shareholder approval. Any percentage limitations with respect to a fund are applied at the time of purchase.


AIM V.I. AGGRESSIVE GROWTH FUND

The fund's investment objective is to achieve long-term growth of capital.


  The fund seeks to meet its objective by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of small- and medium-sized companies whose earnings the fund's portfolio managers expect to grow more than 15% per year. The fund may also invest up to 25% of its total assets in foreign securities.


  The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

AIM V.I. BALANCED FUND

The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital.


  The fund seeks to meet its objective by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities. The fund may invest up to 10% of its total assets in lower-quality debt securities, i.e., "junk bonds." The fund may also invest up to 25% of its total assets in foreign securities.



  In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. The portfolio managers will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the portfolio managers will focus on companies whose securities have the potential for both growth of capital and income generation. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.


AIM V.I. BLUE CHIP FUND

The fund's primary investment objective is long-term growth of capital with a secondary objective of current income.


  The fund seeks to meet its objectives by investing at least 65% of its total assets in the common stocks of blue chip companies. Blue chip companies are those companies that the fund's portfolio managers believe have the potential for above-average growth in earnings and that are well-established in their respective industries. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. The fund may invest in United States government securities, convertible securities and high-quality debt securities when the portfolio managers believe securities other than common stocks offer the opportunity for long-term growth of capital and current income. The fund may also invest up to 25% of its total assets in foreign securities.


AIM V.I. CAPITAL APPRECIATION FUND


The fund's investment objective is growth of capital.



  The fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities.


AIM V.I. CAPITAL DEVELOPMENT FUND

The fund's investment objective is long-term growth of capital.


  The fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. The fund may also invest up to 25% of its total assets in foreign securities.



  Among factors which the portfolio managers may consider when purchasing these securities are: (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers sell a particular security when any one of these factors materially changes.



  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


The fund's investment objective is long-term growth of capital.


  The fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demo-

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------


graphic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations. The fund may also invest up to 25% of its total assets in foreign securities.

  The portfolio managers purchase securities of companies that have experienced, or that they believe have the potential for, above-average, long-term growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

AIM V.I. DIVERSIFIED INCOME FUND

The fund's investment objective is to achieve a high level of current income.


  The fund seeks to meet its objective by investing primarily in (1) domestic and foreign corporate debt securities; (2) U.S. Government securities, including U.S. Government agency mortgage-backed securities; (3) securities issued by foreign governments, their agencies or instrumentalities; and (4) lower-quality debt securities, i.e., "junk bonds," of U.S. and foreign companies. The fund's assets will normally be invested in each of these four sectors, however the fund may invest up to 100% of its total assets in U.S. Government securities.


  The fund may invest up to 50% of its total assets in foreign securities, including securities of issuers located in developing countries. The fund may invest up to 25% of its total assets in government securities of any one foreign country. The fund may also invest up to 10% of its total assets in equity securities and convertible debt securities of U.S. and foreign companies. The fund may invest in debt obligations issued by certain supranational entities, such as the World Bank.

  The portfolio managers focus on securities that they believe have favorable prospects for current income, whether denominated in the U.S. dollar or in other currencies. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

AIM V.I. GLOBAL GROWTH AND INCOME FUND

The fund's investment objectives are long-term growth of capital together with current income.


  The fund seeks to meet its objectives by investing at least 65% of its total assets in a combination of blue chip equity securities and high-quality government bonds of U.S. and foreign issuers. "Blue chip" equity securities are those which (1) offered, during the issuer's most recent fiscal year, an above average dividend yield relative to the latest reported dividend yield on the Morgan Stanley Capital International World Index, and (2) are issued by a company with total equity market capitalization of at least $1 billion. High-quality government bonds are rated within one of the two highest ratings categories of Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, or are deemed by the portfolio managers to be of comparable quality.



  The fund may invest up to 35% of its total assets in other equity securities, convertible securities and government and corporate debt securities that are investment grade, i.e., rated within one of the four highest ratings categories of Moody's or S&P. The fund may purchase debt obligations issued or guaranteed by the U.S. or foreign governments, including foreign states, provinces or municipalities, or their agencies, authorities or instrumentalities and debt obligations of supranational organizations, such as the World Bank. The fund may invest up to 100% of its total assets in either equity or debt securities in response to general economic changes and market conditions around the world.


  The fund will normally invest in securities of issuers in at least three countries, including the United States. However, the fund may not invest more than 40% of its assets in securities of issuers in any one country, other than the U.S. The fund may invest in the securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

  The portfolio managers allocate assets among securities of countries and in currency denominations where opportunities for meeting the fund's investment objectives are expected to be the most attractive. The portfolio managers consider whether to sell a particular security when opportunities for meeting the fund's investment objectives are no longer considered attractive.

AIM V.I. GLOBAL UTILITIES FUND


The fund's investment objective is to achieve a high total return.



  The fund seeks to meet its objective by investing, normally, at least 65% of its total assets in securities of domestic and foreign public utility companies. The fund may also invest in non-utility securities, but generally will invest in securities of companies that derive revenues from utility-related activities such as providing services, equipment or fuel sources to utilities. Such companies may include those that provide maintenance services to electric, telephone or natural gas utilities, companies that provide energy sources such as coal or uranium, fuel service and equipment companies, companies that provide pollution control for water utilities, and companies that build pipelines or turbines which help produce electricity.


  The fund may invest up to 80% of its total assets in foreign securities, including securities of issuers located in developing countries. Developing countries are those countries that are in the initial stages of their industrial cycles. The fund will normally invest in the securities of companies located in at least four different countries, including the United States. The fund may invest up to 25% of its total assets in convertible securities. The fund may also invest up to 25% of its total assets in non-convertible bonds. The fund may invest up to 10% of its total assets in lower-quality debt securities, i.e., "junk bonds."


  The fund is a non-diversified portfolio. With respect to 50% of its total assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.


  In anticipation of or in response to adverse market conditions the fund may invest up to 100% of its total assets in securities of U.S. issuers.

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------


AIM V.I. GOVERNMENT SECURITIES FUND


The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.



  The fund seeks to meet its objective by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. The fund may invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, including: (1) U.S. Treasury obligations, and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the agency or instrumentality. The fund intends to maintain a dollar-weighted average portfolio maturity of between three and ten years. The fund may invest in high-coupon U.S. Government agency mortgage-backed securities, which consist of interests in underlying mortgages with maturities of up to thirty years. The fund may also invest up to 20% of its total assets in foreign securities.


  The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concern for safety of principal. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

AIM V.I. GROWTH FUND


The fund's investment objective is to seek growth of capital.



  The fund seeks to meet its objective by investing principally in seasoned and better capitalized companies considered to have strong earnings momentum. The fund may also invest up to 25% of its total assets in foreign securities.


  The portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.


  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


AIM V.I. GROWTH AND INCOME FUND

The fund's primary investment objective is growth of capital with a secondary objective of current income.


  The fund seeks to meet its objectives by investing at least 65% of its total assets in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential. The fund may also invest up to 25% of its total assets in foreign securities.



AIM V.I. HIGH YIELD FUND



The fund's investment objective is to achieve a high level of current income.



  The fund seeks to meet its objective by investing at least 65% of the value of its assets in publicly traded, lower-quality debt securities, i.e., "junk bonds." The fund will invest principally in junk bonds rated B or above by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or deemed by the portfolio managers to be of comparable quality. The fund will invest at least 80% of its total assets in debt securities, including convertible debt securities and/or cash or cash equivalents. The fund may also invest in preferred stock. The fund may invest up to 25% of its total assets in foreign securities.


  Although the portfolio managers focus on debt securities that they believe have favorable prospects for high current income, they also consider the possibility of growth of capital of the security. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.


  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


AIM V.I. INTERNATIONAL EQUITY FUND


The fund's investment objective is to provide long-term growth of capital.



  The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The fund intends to invest at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The fund will normally invest in companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The fund may invest up to 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies.


  The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------


AIM V.I. MONEY MARKET FUND

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.


  The fund seeks to meet its objective by investing only in high-quality U.S. dollar-denominated short-term obligations, including:


- securities issued by the U.S. Government or its agencies

- foreign government obligations

- bankers' acceptances, certificates of deposit, and time deposits from U.S. or foreign banks

- repurchase agreements

- commercial paper

- taxable municipal securities

- master notes

- cash equivalents

  The fund may invest up to 50% of its total assets in U.S. dollar-denominated securities of foreign issuers. The fund may invest up to 100% of its total assets in obligations issued by banks.

  The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but may sell a particular security when they deem it advisable, such as when any of the factors above materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash or shares of affiliated money market funds. As a result, the fund may not achieve its investment objective.


AIM V.I. TELECOMMUNICATIONS AND
TECHNOLOGY FUND (FORMERLY, AIM V.I. TELECOMMUNICATIONS FUND)


The fund's investment objective is long-term growth of capital.


  The fund seeks to meet its objective by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications and technology services or equipment. The fund will invest, normally, at least 65% of its total assets in securities issued by companies in the telecommunications and technology industries. Such companies include those that develop, manufacture, or sell computer and electronic components and equipment, software, semiconductors, Internet technology, communications services and equipment, mobile communications, and broadcasting. The fund may invest up to 35% of its assets in debt securities issued by domestic and foreign telecommunications and technology companies, or in equity or debt securities of other companies the portfolio managers believe will benefit from developments in the telecommunications and technology industries. The fund may invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e. "junk bonds."



  The fund may invest up to 75% of its total assets in foreign securities. The fund will normally invest in the equity securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will not invest more than 40% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest substantially in securities denominated in one or more currencies.


  The portfolio managers allocate the fund's assets among countries, sectors and in currency denominations that are expected to provide the best opportunities for long-term growth of capital. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.


  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment.


AIM V.I. VALUE FUND


The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.



  The fund seeks to meet its objectives by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund also may invest up to 25% of its total assets in foreign securities.


  The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

ALL FUNDS (EXCEPT AIM V.I. MONEY MARKET
FUND)

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, each fund may not achieve its investment objectives.

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------


PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

AIM V.I. AGGRESSIVE GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

AIM V.I. BALANCED FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

  The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

AIM V.I. BLUE CHIP FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. CAPITAL APPRECIATION FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

AIM V.I. CAPITAL DEVELOPMENT FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stock of larger, more-established companies. Also, since common stock of smaller companies may not be traded as often as common stock of larger, more-established companies, it may be difficult or impossible for the fund to sell securities in the fund at a desirable price.

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.




  The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

AIM V.I. DIVERSIFIED INCOME FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce both the market value of and income from such securities.

  The prices of equity securities fluctuates in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. GLOBAL GROWTH AND INCOME FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk.

AIM V.I. GLOBAL UTILITIES FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

  The value of the fund's shares is particularly vulnerable to factors affecting the utility company industry, such as substantial economic, operational or regulatory changes. Such changes may, among other things, increase compliance costs or the costs of doing business. In addition, increases in fuel, energy and other prices have historically limited the growth potential of utility companies. Because the fund focuses its investments in the public utility industry, the value of your shares may rise and fall more than the value of shares of a fund that invests more broadly.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

AIM V.I. GOVERNMENT SECURITIES FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. The prices of high-coupon U.S. Government agency mortgage-backed securities fall more slowly when interest rates rise than do prices of other fixed-rate securities. Some of the securities purchased by the fund are not guaranteed by the U.S. Government. The agency or instrumentality issuing such security may default or otherwise be unable to honor a financial obligation.

  High-coupon U.S. Government agency mortgage-backed securities provide a higher coupon at the time of purchase than current prevailing market interest rates. The fund may purchase such securities at a premium. If the securities experience a faster principal prepayment rate than expected, both the market value of, and income from, such securities will decrease.

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------


AIM V.I. GROWTH FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. GROWTH AND INCOME FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

AIM V.I. HIGH YIELD FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. Junk bonds are less sensitive to this risk than are higher-quality bonds.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors claims. The value of junk bonds often fluctuates in response to company, political or economic growth developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

AIM V.I. INTERNATIONAL EQUITY FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM V.I. MONEY MARKET FUND

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

  The following factors could reduce the fund's income and/or share price:

- interest rates could rise sharply, causing the value of the fund's securities, and share price, to drop

- any of the fund's holdings could have its credit rating downgraded or could default

- the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries


- the risks generally associated with U.S. dollar-denominated foreign investments, including political and economic upheaval, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest.





AIM V.I. TELECOMMUNICATIONS AND
TECHNOLOGY FUND


There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the common stocks in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  The value of the fund's shares is particularly vulnerable to factors affecting the telecommunications industry, such as substantial government regulation. Because the fund focuses its investments in the telecommunications industry, the value of your fund shares may rise and fall more than the value of shares of a fund that invests more broadly.

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------


AIM V.I. VALUE FUND

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

ALL FUNDS (EXCEPT AIM V.I. MONEY MARKET FUND)

The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

ALL FUNDS

If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.


  Some of the funds (except AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund and AIM V.I. Money Market
Fund) may participate in the initial public offering (IPO) market. For AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Development Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Global Utilities Fund, AIM V.I. Global Growth and Income Fund, AIM V.I. International Equity Fund and AIM V.I. Telecommunications and Technology Fund (funds that have a small asset base) any investment a fund may make in IPOs may significantly increase its total returns. As a fund's assets grow, the impact of IPO investments will decline, which may reduce its total returns.

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each fund. A fund's past performance is not necessarily an indication of its future performance. The bar charts and performance tables shown below do not reflect charges at the separate account level. If they did, the performance shown would be lower. Total return information in the bar charts and tables below may be affected by special market factors, including investments by certain funds in initial public offerings, which may have a magnified impact on those funds that have a small asset base. There is no guarantee that, as those funds' assets grow, they will continue to experience substantially similar performance. SEC Rules do not allow us to provide a bar chart and performance table for funds that do not have at least a full calendar year of performance.

AIM V.I. AGGRESSIVE GROWTH FUND


ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows the performance of the fund's shares.


                  [GRAPH]

                                       Annual
Year Ended                             Total
December 31                            Return
-----------                           --------
1999 ...................................44.67%



  During the period shown in the bar chart, the highest quarterly return was 29.55% (quarter ended December 31, 1999) and the lowest quarterly return was -4.67% (quarter ended March 31, 1999).

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------


AIM V.I. BALANCED FUND


ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows the performance of the fund's shares.


                                    [GRAPH]

                                          Annual
Year Ended                                Total
December 31                               Return
-----------                              --------
1999 ....................................  19.31%


  During the period shown in the bar chart, the highest quarterly return was 15.67% (quarter ended December 31, 1999) and the lowest quarterly return was -2.38% (quarter ended September 30, 1999).


AIM V.I. CAPITAL APPRECIATION FUND

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's shares from year to year.

                                    [GRAPH]

                                          Total
Year Ended                                Annual
December 31                               Return
-----------                               -------
1994 ....................................   2.50%
1995 ....................................  35.69%
1996 ....................................  17.58%
1997 ....................................  13.50%
1998 ....................................  19.30%
1999 ....................................  44.61%


  During the periods shown in the bar chart, the highest quarterly return was 35.78% (quarter ended December 31, 1999) and the lowest quarterly return was -14.75% (quarter ended September 30, 1998).

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------


AIM V.I. CAPITAL DEVELOPMENT FUND


ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
The following bar chart shows the performance of the fund's shares.


                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1999 .....................................   29.10%


  During the period shown in the bar chart, the highest quarterly return was 29.66% (quarter ended December 31, 1999) and the lowest quarterly return was -7.60% (quarter ended January 31, 1999).


AIM V.I. DIVERSIFIED INCOME FUND


ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's shares from year to year.


                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1994 ....................................  (5.07)%
1995 ....................................   19.02%
1996 ....................................   10.19%
1997 ....................................    9.39%
1998 ....................................    3.58%
1999 ....................................  (1.92)%


  During the periods shown in the bar chart, the highest quarterly return was 5.54% (quarter ended June 30, 1995) and the lowest quarterly return was -3.16% (quarter ended March 31, 1994).

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------


AIM V.I. GLOBAL GROWTH AND INCOME FUND

ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's shares from year to year.

                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1994 ....................................  (2.85)%
1995 ....................................   15.49%
1996 ....................................   16.33%
1997 ....................................   16.22%
1998 ....................................   19.60%
1999 ....................................  (0.13)%


  During the periods shown in the bar chart, the highest quarterly return was 12.21% (quarter ended December 31, 1998) and the lowest quarterly return was -7.64% (quarter ended September 30, 1998). Performance prior to October 15, 1999 was for a predecessor fund.


AIM V.I. GLOBAL UTILITIES FUND

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's shares from year to year.

                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1995 ....................................   26.74%
1996 ....................................   12.07%
1997 ....................................   21.63%
1998 ....................................   16.49%
1999 ....................................   33.56%


  During the periods shown in the bar chart, the highest quarterly return was 25.88% (quarter ended December 31, 1999) and the lowest quarterly return was -4.98% (quarter ended September 30, 1998).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------


AIM V.I. GOVERNMENT SECURITIES FUND


ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's shares from year to year.


                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1994 ....................................  (3.73)%
1995 ....................................   15.56%
1996 ....................................    2.29%
1997 ....................................    8.16%
1998 ....................................    7.73%
1999 ....................................  (1.32)%


  During the periods shown in the bar chart, the highest quarterly return was 5.48% (quarter ended June 30, 1995) and the lowest quarterly return was -2.82% (quarter ended March 31, 1994).


AIM V.I. GROWTH FUND

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's shares from year to year.

                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1994 ....................................  (2.48)%
1995 ....................................   34.77%
1996 ....................................   18.09%
1997 ....................................   26.87%
1998 ....................................   34.12%
1999 ....................................   35.24%


  During the periods shown in the bar chart, the highest quarterly return was 27.80% (quarter ended December 31, 1998) and the lowest quarterly return was -11.71% (quarter ended September 30, 1998).

                         -----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         -----------------------------


AIM V.I. GROWTH AND INCOME FUND

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1995 ....................................   33.86%
1996 ....................................   19.95%
1997 ....................................   25.72%
1998 ....................................   27.68%
1999 ....................................   34.25%



  During the periods shown in the bar chart, the highest quarterly return was 26.48% (quarter ended December 31, 1998) and the lowest quarterly return was -11.76% (quarter ended September 30, 1998).


AIM V.I. HIGH YIELD FUND

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------


The following bar chart shows the performance of the fund's shares.


                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1999 ....................................   10.52%


  During the period shown in the bar chart, the highest quarterly return was 5.06% (quarter ended December 31, 1999) and the lowest quarterly return was -0.85% (quarter ended September 30, 1999).

                         ------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------


AIM V.I. INTERNATIONAL EQUITY FUND

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's shares from year to year.

                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1994 ....................................  (1.61)%
1995 ....................................   17.24%
1996 ....................................   20.05%
1997 ....................................    6.94%
1998 ....................................   15.49%
1999 ....................................   55.04%


  During the periods shown in the bar chart, the highest quarterly return was 41.88% (quarter ended December 31, 1999) and the lowest quarterly return was -13.81% (quarter ended September 30, 1998).


AIM V.I. MONEY MARKET FUND

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's shares from year to year.

                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1994 ....................................    3.64%
1995 ....................................    5.70%
1996 ....................................    4.97%
1997 ....................................    5.14%
1998 ....................................    5.06%
1999 ....................................    4.66%


  During the periods shown in the bar chart, the highest quarterly return was 1.45% (quarter ended September 30, 1995) and the lowest quarterly return was 0.60% (quarter ended March 31, 1994).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------



AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND


ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1994 ....................................    7.15%
1995 ....................................   23.66%
1996 ....................................   19.34%
1997 ....................................   14.56%
1998 ....................................   22.11%
1999 ....................................  106.52%


  During the periods shown in the bar chart, the highest quarterly return was 63.10% (quarter ended December 31, 1999) and the lowest quarterly return was -23.31% (quarter ended September 30, 1998). For periods prior to October 15, 1999, the performance shown relates to a predecessor fund. In addition, the performance shown above relates to periods before the fund changed its investment strategy to include securities of companies in the technology industry.


AIM V.I. VALUE FUND

ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.


                                    [GRAPH]

                                            Annual
Year Ended                                  Total
December 31                                 Return
-------------                              --------
1994 ....................................    4.04%
1995 ....................................   36.25%
1996 ....................................   15.02%
1997 ....................................   23.69%
1998 ....................................   32.41%
1999 ....................................   29.90%


  During the periods shown in the bar chart, the highest quarterly return was 27.04% (quarter ended December 31, 1998) and the lowest quarterly return was -12.00% (quarter ended September 30, 1998).

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


PERFORMANCE TABLES
--------------------------------------------------------------------------------

AIM V.I. AGGRESSIVE GROWTH FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                INCEPTION    SINCE
December 31, 1999)                            1 YEAR     DATE     INCEPTION
-----------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund               44.67%    24.07%    05/01/98
Russell 2000--Registered Trademark--
  Index(1)                                    21.26%    4.01%(2)  04/30/98(2)
-----------------------------------------------------------------------------


(1) The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(2) The average annual total return given is since the date closest to the inception date of the fund.

AIM V.I. BALANCED FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                  INCEPTION      SINCE
December 31,   1999)                           1 YEAR      DATE     INCEPTION
-------------------------------------------------------------------------------
AIM V.I. Balanced Fund                         19.31%    19.62%     05/01/98
Standard & Poor's 500 Index(1)                 21.03%    19.81%(2)  04/30/98(2)
-------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the fund.

AIM V.I. CAPITAL APPRECIATION FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
(for the periods                                           SINCE   INCEPTION
December 31, 1999                         1 YEAR  5 YEARS  INCEPTION   DATE
--------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund       44.61%  25.59%   22.33%     05/05/93
Standard & Poor's 500 Index(1)           21.03%  28.54%   22.37%(2)  04/30/93(2)
--------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the fund.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. CAPITAL DEVELOPMENT FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                INCEPTION     SINCE
December 31, 1999)                            1 YEAR    DATE      INCEPTION
-----------------------------------------------------------------------------
AIM V.I. Capital Development Fund             29.10%  11.22%     05/01/98
Standard & Poor's 500 Index(1)                21.03%  19.81%(2)  04/30/98(2)
-----------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the fund.

AIM V.I. DIVERSIFIED INCOME FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                    SINCE    INCEPTION
 December 31, 1999)                    1 YEAR  5 YEARS  INCEPTION     DATE
--------------------------------------------------------------------------------
AIM V.I. Diversified Income Fund       -1.92%    7.83%    5.93%      05/05/93
Lehman Aggregate Bond Index(1)         -0.82%    7.73%    6.00%(2)   04/30/93(2)
--------------------------------------------------------------------------------


(1) The Lehman Aggregate Bond Index is an unmanaged index generally considered representative of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(2) The average annual total return given is since the date closest to the inception date of the fund.


AIM V.I. GLOBAL GROWTH AND INCOME FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                       SINCE    INCEPTION
  December 31, 1999)                    1 YEAR    5 YEARS  INCEPTION    DATE
-------------------------------------------------------------------------------
AIM V.I. Global Growth and
 Income Fund(1)                        -0.13%    13.28%   11.63%     02/10/93
MSCI World Index(2)                    24.93%    19.76%   18.11%(3)  01/31/93(3)
--------------------------------------------------------------------------------



(1) Performance prior to October 15, 1999 was for a predecessor fund.
(2) MSCI World Index measures the performance of 1,578 securities listed on major world stock exchanges.
(3) The average annual total return given is since the date closest to the inception date of the fund.

                          ----------------------------
                          AIM VARIABLE INSURANCE FUNDS
                          ----------------------------


AIM V.I. GLOBAL UTILITIES FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                      SINCE     INCEPTION
December 31, 1999)                    1 YEAR   5 YEARS   INCEPTION       DATE
--------------------------------------------------------------------------------
AIM V.I. Global Utilities Fund        33.56%    21.87%     18.45%    05/02/94
Lipper Utility Fund Index(1)          14.53%    18.83%     15.58%(2) 04/30/94(2)
--------------------------------------------------------------------------------


(1) Lipper Utility Fund Index measures the performance of the 30 largest utilities funds charted by Lipper Inc., an independent mutual funds performance monitor.
(2) The average annual total return given is since the date closest to the inception date of the fund.

AIM V.I. GOVERNMENT SECURITIES FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                      SINCE     INCEPTION
  December 31, 1999)                  1 YEAR   5 YEARS   INCEPTION       DATE
--------------------------------------------------------------------------------
AIM V.I. Government Securities
  Fund                                -1.32%     6.33%      4.67%    05/05/93
Lehman Intermediate Government
  Bond Index(1)                        0.49%     6.93%      5.41%(2) 04/30/93(2)
--------------------------------------------------------------------------------


(1) The Lehman Intermediate Government Bond Index is an unmanaged composite generally considered representative of intermediate publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.
(2) The average annual total return given is since the date closest to the inception date of the fund.

AIM V.I. GROWTH FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


 AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                     SINCE     INCEPTION
  December 31, 1999)                  1 YEAR   5 YEARS   INCEPTION       DATE
--------------------------------------------------------------------------------
AIM V.I. Growth Fund                  35.24%    29.64%     22.93%    05/05/93
Standard & Poor's 500 Index(1)        21.03%    28.54%     22.37%(2) 04/30/93(2)
--------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the fund.

                        --------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                        --------------------------------


AIM V.I. GROWTH AND INCOME FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                     SINCE    INCEPTION
  December 31, 1999)                  1 YEAR   5 YEARS   INCEPTION     DATE
------------------------------------------------------------------------------
AIM V.I. Growth and Income Fund       34.25%    28.18%     24.49%    05/02/94
Standard & Poor's 500 Index(1)        21.03%    28.54%     25.65%(2) 04/30/94(2)
--------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the fund.

AIM V.I. HIGH YIELD FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------
(for the periods ended                                     SINCE     INCEPTION
  December 31, 1999)                            1 YEAR   INCEPTION      DATE
------------------------------------------------------------------------------
AIM V.I. High Yield Fund                        10.52%      1.26%    05/01/98
Lehman High Yield Index(1)                       2.39%      0.31%(2) 04/30/98(2)
-------------------------------------------------------------------------------


(1) The Lehman High Yield Index is a rules-based index that includes all fixed-income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100 mm, and at least one year to maturity.
(2) The average annual total return given is since the date closest to the inception date of the fund.

AIM V.I. INTERNATIONAL EQUITY FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
(for the periods ended                                   SINCE     INCEPTION
  December 31, 1999)                   1 YEAR  5 YEARS  INCEPTION     DATE
----------------------------------------------------------------------------
AIM V.I. International Equity Fund     55.04%  21.93%    18.82%     05/05/93
Morgan Stanley Capital
  International EAFE Index(1)           26.96%  12.83%   12.01%(2)  04/30/93(2)
------------------------------------------------------------------------------


(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index measures performance of global stock markets in 20 developed countries.
(2) The average annual total return given is since the date closest to the inception date of the fund.

                        --------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                        --------------------------------



AIM V.I. MONEY MARKET FUND


The following performance table reflects the fund's performance over the periods indicated.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                     SINCE      INCEPTION
  December 31, 1999)                   1 YEAR   5 YEARS   INCEPTION      DATE
-------------------------------------------------------------------------------
AIM V.I. Money Market Fund              4.66%    5.10%      4.60%     05/05/93
-------------------------------------------------------------------------------



     The AIM V.I. Money Market Fund's seven day yield on December 31, 1999 was 4.90%. For the current seven day yield, call (800) 347-4246.



AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND


The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                     SINCE     INCEPTION
  December 31, 1999)                  1 YEAR   5 YEARS   INCEPTION      DATE
------------------------------------------------------------------------------
AIM V.I. Telecommunications and
Technology Fund(1)                    106.52%   33.65%     29.52%    10/18/93
The Standard & Poor's 500 Index(2)     21.03%   28.54%     22.89%(3) 10/31/93(3)
--------------------------------------------------------------------------------



(1) For periods prior to October 15, 1999, the performance shown relates to a predecessor fund. In addition, the performance shown above relates to periods before the fund changed its investment strategy to include securities of companies in the technology industry.


(2) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.


(3) The average annual total return given is since the date closest to the inception date of the fund.


AIM V.I. VALUE FUND

The following performance table compares the fund's performance to that of a broad-based securities market index.


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                     SINCE     INCEPTION
  December 31, 1999)                  1 YEAR   5 YEARS   INCEPTION      DATE
-------------------------------------------------------------------------------
AIM V.I. Value Fund                   29.90%    27.23%     23.07%    05/05/93
Standard & Poor's 500 Index(1)        21.03%    28.54%     22.37%(2) 04/30/93(2)
-------------------------------------------------------------------------------


(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The average annual total return given is since the date closest to the inception date of the fund.

                        --------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                        --------------------------------


FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as each fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of each fund's operations and provides investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the funds, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 1999, the advisor received compensation from the following funds as a percentage of each fund's average daily net assets as follows:


                                        ADVISORY
FUND                                      FEE
----                                    --------
AIM V.I. Aggressive Growth Fund           0.09%
AIM V.I. Balanced Fund                    0.75%
AIM V.I. Capital Appreciation Fund        0.62%
AIM V.I. Capital Development Fund         0.00%
AIM V.I. Diversified Income Fund          0.60%
AIM V.I. Global Growth and Income Fund    1.00%
AIM V.I. Global Utilities Fund            0.65%
AIM V.I. Government Securities Fund       0.50%
AIM V.I. Growth Fund                      0.63%
AIM V.I. Growth and Income Fund           0.61%
AIM V.I. High Yield Fund                  0.61%
AIM V.I. International Equity Fund        0.75%
AIM V.I. Money Market Fund                0.40%
AIM V.I. Telecommunications and
  Technology Fund                         1.00%
AIM V.I. Value Fund                       0.61%


  The advisor is to receive a fee from AIM V.I. Blue Chip Fund calculated at the annual rate of 0.75% of the first $350 million of average daily net assets and 0.625% of average daily net assets over $350 million.

  The advisor is to receive a fee from AIM V.I. Dent Demographic Trends Fund calculated at the annual rate of 0.85% of the first $2 billion of average daily net assets and 0.80% of average daily net assets over $2 billion.


PORTFOLIO MANAGERS



The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of each fund's portfolio, all of whom are officers (except for the AIM V.I. Global Growth and Income Fund) of A I M Capital Management, Inc. a wholly owned subsidiary of the advisor, are as follows:


AIM V.I. AGGRESSIVE GROWTH FUND

- Ryan E. Crane, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1994.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1989.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, Mr. Scavone was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1990.

AIM V.I. BALANCED FUND

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1992.

- Claude C. Cody, IV, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1992.

- Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1992.

- Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1989.

- Meggan M. Walsh, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1991.

AIM V.I. BLUE CHIP FUND

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, she was Senior Financial Analyst for Shell Oil Co. Pension Trust.

- Joel E. Dobberpuhl, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.

                        --------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                        --------------------------------


- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1986.

AIM V.I. CAPITAL APPRECIATION FUND

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1982.

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989.

- Christopher P. Perras, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999 Mr. Perras was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997 he was an Associate Portfolio Manager at Van Kampen American Capital Asset Management, Inc.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, Mr. Scavone was an Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.

AIM V.I. CAPITAL DEVELOPMENT FUND

- Edgar M. Larsen, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996. From 1981 to 1996, Mr. Larsen was, among other offices, Senior Vice President of John Hancock Advisers, Inc. and its predecessors.

- Paul J. Rasplicka, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

- Edgar M. Larsen, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996. From 1981 to 1996, he was, among other offices, Senior Vice President of John Hancock Advisers, Inc. and its predecessors.

- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1987.

- Derek H. Webb, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.

AIM V.I. DIVERSIFIED INCOME FUND

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1992.

- Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1992.

- Kevin E. Rogers, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1991.

AIM V.I. GLOBAL GROWTH AND INCOME FUND

- Paul Griffiths, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

- Michael Lindsell, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1992.

- Michael McDonagh, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1977.

- John Nadell, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

AIM V.I. GLOBAL UTILITIES FUND

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 1994 and has been associated with the advisor and/or its affiliates since 1992.

- Claude C. Cody, IV, Senior Portfolio Manager, who has been responsible for the fund since 1994 and has been associated with the advisor and/or its affiliates since 1992.

- Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1992.

- Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1989.

- Meggan M. Walsh, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1991.

                        --------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                        --------------------------------


AIM V.I. GOVERNMENT SECURITIES FUND

- Laurie F. Bignac, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

- Karen Dunn Kelley, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989.

AIM V.I. GROWTH FUND

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1982.

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, Ms. Degan was a Senior Financial Analyst for Shell Oil Co. Pension Trust.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1986.

AIM V.I. GROWTH AND INCOME FUND


- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, Ms. Degan was a Senior Financial Analyst for Shell Oil Co. Pension Trust.


- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 1994, and has been associated with the advisor and/or its affiliates since 1987.

AIM V.I. HIGH YIELD FUND

- John L. Pessarra, Senior Portfolio Manager, who has been responsible for the fund since 1998, and has been associated with the advisor and/or its affiliates since 1990.

- Kevin E. Rogers, Senior Portfolio Manager, who has been responsible for the fund since 1998, and has been associated with the advisor and/or its affiliates since 1991.

AIM V.I. INTERNATIONAL EQUITY FUND

- A. Dale Griffin, III, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989.

- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996 he was an associate with JMB Realty.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1994.

- Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.


AIM V.I. TELECOMMUNICATIONS AND


TECHNOLOGY FUND


- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1982.

- Claude C. Cody IV, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.


- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996 he was an associate with JMB Realty.



- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1989.


- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1986.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1990.

AIM V.I. VALUE FUND

- Joel E. Dobberpuhl, Senior Portfolio Manager, who has been responsible for the fund since 1993, and has been associated with the advisor and/or its affiliates since 1990.

- Evan G. Harrel, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, Mr. Harrel was Vice President and portfolio manager of Van Kampen American Capital Asset Management, Inc. and portfolio manager of various growth and equity funds.

- Robert A. Shelton, Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, Mr. Shelton was a financial analyst for CS First Boston.

                        --------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                        --------------------------------


OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

Each fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in each fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

PRICING OF SHARES

Each of the funds prices its shares based on its net asset value. The funds, except AIM V.I. Money Market Fund, value portfolio securities for which market quotations are readily available at market value. The funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM V.I. Money Market Fund values all of its securities based on the amortized cost method. The funds, except AIM V.I. Money Market Fund, value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees. The effect of using fair value pricing is that a fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because some of the funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.


TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the funds. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

Each fund other than AIM V.I. Money Market Fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies. AIM V.I. Money Market Fund generally declares and pays dividends, if any, daily. All of the fund's distributions will consist primarily of capital gains, except for AIM V.I. Diversified Income Fund, AIM V.I. Global Growth and Income Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund and AIM V.I. Money Market Fund which consist primarily of ordinary income.

CAPITAL GAINS DISTRIBUTIONS

Each fund other than AIM V.I. Money Market Fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually to separate accounts of participating life insurance companies. AIM V.I. Money Market Fund may distribute net realized short-term gains, if any, more frequently.

  At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of that fund.

FUTURE FUND CLOSURE

Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the fund may periodically suspend or limit the offering of its shares and it will be closed to new participants when fund assets reach $200 million.

  During closed periods, the fund will accept additional investments from existing participants.

                        --------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                        --------------------------------



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

  The table shows the financial highlights for a share of each fund outstanding during each of the fiscal years (or periods) indicated.

  This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in each fund's annual report, which is available upon request.

  Total return information in the following tables may be affected by special market factors, including investments by certain funds in initial public offerings, which may have a magnified impact on those funds that have a small asset base. There is no guarantee that, as those funds' assets grow, they will continue to experience substantially similar performance.

AIM V.I. AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------




                                                                                       FOR THE PERIOD
                                                                                           MAY 1,
                                                                   YEAR ENDED              THROUGH
                                                              DECEMBER 31, 1999(a)    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  9.85               $10.00
Income from investment operations:
  Net investment income (loss)                                         (0.04)                0.04
  Net gains (losses) on securities (both realized and
    unrealized)                                                         4.44                (0.14)
    Total from investment operations                                    4.40                (0.10)
Less distributions:
  Dividends from net investment income                                    --                (0.05)
Net asset value, end of period                                       $ 14.25               $ 9.85
Total return(b)                                                        44.67%               (0.94)%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                             $17,326               $4,399
Ratio of expenses to average net assets(c)                             1.19%(d)              1.16%(e)
Ratio of net investment income (loss) to average net
  assets(f)                                                            (0.41)%(d)            0.96%(e)
Portfolio turnover rate                                                   89%                  30%
-------------------------------------------------------------------------------------------------------


(a)Calculated using average shares outstanding.
(b)Total return is not annualized for periods less than one year.
(c)After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.42% and 4.62% (annualized) for 1999 and 1998, respectively.
(d)Ratios are based on average net assets of $8,345,480.
(e)Annualized.
(f)After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (1.64)% and (2.50)% (annualized) for 1999 and 1998, respectively.

                         ------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------

AIM V.I. BALANCED FUND
--------------------------------------------------------------------------------


                                                                                       FOR THE PERIOD
                                                                                           MAY 1,
                                                                   YEAR ENDED              THROUGH
                                                              DECEMBER 31, 1999(a)    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 11.14               $ 10.00
Income from investment operations:
  Net investment income                                                 0.31                  0.12
  Net gains on securities (both realized and unrealized)                1.83                  1.18
    Total from investment operations                                    2.14                  1.30
Less Distributions:
  Dividends from net investment income                                 (0.17)                (0.14)
  Distributions from net realized gains                                (0.07)                (0.02)
    Total Distributions                                                (0.24)                (0.16)
Net asset value, end of period                                       $ 13.04               $ 11.14
Total return(b)                                                        19.31%                13.02%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                             $48,307               $10,343
Ratio of expenses to average net assets(c)                              1.21%(d)              1.18%(e)
Ratio of net investment income to average net assets(f)                 2.66%(d)              3.71%(e)
Portfolio turnover rate                                                   57%                    9%
-------------------------------------------------------------------------------------------------------


(a) Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.31% and 2.83% (annualized) for 1999 and 1998, respectively.
(d) Ratios are based on average net assets of $28,037,647.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursement were 2.56% and 2.07% (annualized) for 1999 and 1998, respectively.


AIM V.I. BLUE CHIP FUND

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                     FOR THE PERIOD
                                                                      DECEMBER 29,
                                                                         THROUGH
                                                                    DECEMBER 31, 1999
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $10.00
Income from investment operations:
  Net investment income                                                    0.00
Less distributions:
  Dividends from net investment income                                       --
Net asset value, end of period                                           $10.00
Total return(a)                                                            0.00%
-------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                 $1,000
Ratio of expenses to average net assets(b):
  With expense waivers and reimbursement                                   1.30%
  Without expense waivers and reimbursement                               12.49%
-------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net
  assets(b):
-------------------------------------------------------------------------------------------
  With expense waivers and reimbursement                                   3.07%
  Without expense waivers and reimbursement                               (8.12)%
Portfolio turnover rate                                                      --
-------------------------------------------------------------------------------------------


(a) Total returns are not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $666,531.

                         ------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------


AIM V.I. CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------




                                                                                                                YEAR ENDED
                                                                   YEAR ENDED DECEMBER 31,                      JANUARY 31,
                                                    1999              1998       1997       1996       1995        1995
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    25.20         $  21.75   $  19.43   $  16.55   $  12.05     $ 12.58
Income from investment operations:
  Net investment income (loss)                        (0.02)            0.02       0.03       0.02       0.04        0.05
  Net gains (losses) on securities (both
    realized and unrealized)                          11.17             4.12       2.58       2.89       4.46       (0.54)
    Total from investment operations                  11.15             4.14       2.61       2.91       4.50       (0.49)
Less distributions:
  Dividends from net investment income                (0.02)           (0.04)     (0.02)     (0.03)        --       (0.04)
  Distributions from net realized gains               (0.75)           (0.65)     (0.27)        --         --          --
    Total distributions                               (0.77)           (0.69)     (0.29)     (0.03)        --       (0.04)
Net asset value, end of period                   $    35.58         $  25.20   $  21.75   $  19.43   $  16.55     $ 12.05
Total return(a)                                       44.61%           19.30%     13.51%     17.58%     37.38%      (3.91)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $1,131,217         $647,248   $522,642   $370,063   $212,152     $88,177
Ratio of expenses to average net assets                0.73%(b)         0.67%      0.68%      0.73%      0.75%(c)      0.84%
Ratio of net investment income to average net
  assets                                              (0.06)%(b)        0.11%      0.18%      0.18%      0.39%(c)      0.46%
Portfolio turnover rate                                  65%              83%        65%        59%        37%         81%
----------------------------------------------------------------------------------------------------------------------------



(a) Total returns are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $784,307,675.
(c) Annualized.


AIM V.I. CAPITAL DEVELOPMENT FUND
--------------------------------------------------------------------------------




                                                                                            FOR THE PERIOD
                                                                                                MAY 1,
                                                                   YEAR ENDED                  THROUGH
                                                              DECEMBER 31, 1999(a)       DECEMBER 31, 1998(a)
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  9.21                     $10.00
Income from investment operations:
  Net investment income (loss)                                        (0.03)                      0.03
  Net gains (losses) on securities (both realized and
    unrealized)                                                        2.71                      (0.78)
    Total from investment operations                                   2.68                      (0.75)
Less distributions:
  Dividends from net investment income                                   --                      (0.04)
Net asset value, end of period                                      $ 11.89                     $ 9.21
Total return(b)                                                       29.10%                     (7.51)%
-------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                            $11,035                     $3,172
Ratio of expenses to average net assets(c)                             1.23%(d)                   1.21%(e)
Ratio of net investment income (loss) to average net
  assets(f)                                                           (0.32)%(d)                  0.62%(e)
Portfolio turnover rate                                                 132%                        45%
-------------------------------------------------------------------------------------------------------------------



(a) Calculated using average shares outstanding.
(b) Total returns is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 3.42% and 5.80% (annualized) for 1999 and 1998, respectively.
(d) Ratios are based on average net assets of $4,763,466.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (2.51)% and (3.97)% (annualized) for 1999 and 1998, respectively.

                         ------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------


AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD
                                                                       DECEMBER 29
                                                                         THROUGH
                                                                    DECEMBER 31, 1999
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $10.00
Income from investment operations:
  Net investment income                                                    0.00
Less distributions:
  Dividends from net investment income                                       --
Net asset value, end of period                                           $10.00
Total return(a)                                                            0.00%
-------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                 $1,000
Ratio of expenses to average net assets(b):
  With expense waiver and reimbursement                                    1.40%
  Without expense waiver and reimbursement                                12.58%
Ratio of net investment income (loss) to average net
  assets(b):
  With expense waiver and reimbursement                                    2.96%
  Without expense waiver and reimbursement                                (8.22)%
Portfolio turnover rate                                                      --
-------------------------------------------------------------------------------------------



(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $666,528.


AIM V.I. DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------

                                                                                                   YEAR ENDED
                                                             YEAR ENDED DECEMBER 31,               JANUARY 31,
                                                  1999      1998      1997      1996      1995        1995
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 10.94   $ 11.29   $ 10.33   $ 10.00   $  9.12     $ 10.46
Income from investment operations:
  Net investment income                             0.64      0.75      0.73      0.73      0.69        0.76
  Net gains (losses) on securities (both
    realized and unrealized)                       (0.85)    (0.35)     0.24      0.28      0.94       (1.42)
    Total from investment operations               (0.21)     0.40      0.97      1.01      1.63       (0.66)
Less distributions:
  Dividends from net investment income             (0.67)    (0.57)    (0.01)    (0.68)    (0.75)      (0.68)
  Distributions from net realized capital gains       --     (0.18)       --        --        --          --
    Total distributions                            (0.67)    (0.75)    (0.01)    (0.68)    (0.75)      (0.68)
Net asset value, end of period                   $ 10.06   $ 10.94   $ 11.29   $ 10.33   $ 10.00     $  9.12
Total return(a)                                    (1.92)%    3.58%     9.39%    10.19%    18.11%      (6.35)%
--------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $99,509   $96,445   $89,319   $63,624   $44,630     $25,271
Ratio of expenses to average net assets             0.83%(b)    0.77%    0.80%    0.86%     0.88%(c)      0.91%(d)
Ratio of net investment income to average net
  assets                                            7.20%(b)    6.99%    6.90%    7.09%     7.65%(c)      8.07%(d)
Portfolio turnover rate                               83%       50%       52%       76%       72%        100%
--------------------------------------------------------------------------------------------------------------



(a) Total returns are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $92,736,295.
(c) Annualized.
(d) After fee waivers and/or expense reimbursement. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.03% and 7.95%, respectively.

                         ------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------


AIM V.I. GLOBAL GROWTH AND INCOME FUND
--------------------------------------------------------------------------------




                                                                         YEAR ENDED DECEMBER 31,
                                                              1999      1998      1997      1996      1995
                                                             -----------------------------------------------
Net asset value, beginning of period                         $ 21.51   $ 18.60   $ 16.51   $ 14.57   $ 12.99
Income from investment operations:
  Net investment income                                         0.57      0.53      0.41      0.53      0.52
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.29)     3.08      2.23      1.81      1.46
    Total from investment operations                           (0.72)     3.61      2.64      2.34      1.98
Less distributions:
  Dividends from net investment income                         (0.61)    (0.44)    (0.51)    (0.35)    (0.40)
  Distributions from net realized capital gains                (6.65)    (0.26)    (0.04)    (0.05)       --
    Total distributions                                        (7.26)    (0.70)    (0.55)    (0.40)    (0.40)
Net asset value, end of period                               $ 13.53   $ 21.51   $ 18.60   $ 16.51   $ 14.57
Total return                                                   (0.13)%   19.60%    16.22%    16.33%    15.49%
------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                     $30,756   $55,580   $50,356   $36,433   $30,565
Ratio of expenses to average net assets including interest
  expense:
  With reimbursement                                            1.34%(a)    2.53%    1.13%    1.20%     1.23%
  Without reimbursement                                         1.37%(a)    2.53%    1.27%    1.30%     1.44%
Ratio of expenses to average interests excluding interest
  expense:
  With reimbursement                                            1.33%(a)    2.49%    1.13%    1.20%     1.23%
  Without reimbursement                                         1.36%(a)    2.49%    1.27%    1.30%     1.44%
Ratio of net investment income to average net assets:
  With reimbursement                                            2.32%(a)    1.22%    2.86%    3.58%     3.87%
  Without reimbursement                                         2.29%(a)    1.22%    2.72%    3.48%     3.66%
Ratio of interest expense to average net assets                 0.01%(a)    0.04%      --       --        --
Portfolio turnover rate                                           91%       72%       60%       57%       73%
--------------------------------------------------------------------------------------------------------------



(a) Ratios are based on average net assets of $43,643,834.


AIM V.I. GLOBAL UTILITIES FUND
--------------------------------------------------------------------------------




                                                                                                       YEAR ENDED
                                                             YEAR ENDED DECEMBER 31,                   JANUARY 31,
                                                 1999(a)     1998      1997      1996      1995           1995
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 17.36    $ 15.26   $ 12.55   $ 11.64   $ 9.69          $10.00
Income from investment operations:
  Net investment income                             0.32       0.35      0.32      0.40     0.29            0.27
  Net gains (losses) on securities (both
    realized and unrealized)                        5.49       2.15      2.40      0.99     1.98           (0.33)
    Total from investment operations                5.81       2.50      2.72      1.39     2.27           (0.06)
Less distributions:
  Dividends from net investment income             (0.37)     (0.28)       --     (0.41)   (0.31)          (0.25)
  Distributions from net realized gains               --      (0.12)    (0.01)    (0.07)   (0.01)             --
    Total distributions                            (0.37)     (0.40)    (0.01)    (0.48)   (0.32)          (0.25)
Net asset value, end of period                   $ 22.80    $ 17.36   $ 15.26   $ 12.55   $11.64          $ 9.69
Total return(b)                                    33.56%     16.49%    21.63%    12.07%   23.73%          (0.56)%
-----------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $39,772    $28,134   $22,079   $13,576     $8,394        $2,958
Ratio of expenses to average net assets             1.14%(c)   1.11%     1.28%     1.40%(d)   1.47%(d)(e)   1.31%(e)(f)
Ratio of investment income to average net assets    1.72%(c)   2.46%     2.81%     3.56%(d)   3.76%(d)(e)   4.39%(e)(f)
Portfolio turnover rate                               45%        32%       28%       47%        58%           69%
-----------------------------------------------------------------------------------------------------------------------



(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $31,098,057.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.55% and 3.42% for 1996 and 2.44% (annualized) and 2.79% (annualized) for 1995.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.80% (annualized) and 2.09% (annualized), respectively.

                         ------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------


AIM V.I. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                                                          YEAR ENDED
                                                                YEAR ENDED DECEMBER 31,                   JANUARY 31,
                                                 1999(a)   1998(a)          1997      1996      1995         1995
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $11.18    $10.67          $  9.87   $ 10.17   $  9.39      $ 10.24
Income from investment operations:
  Net investment income                            0.63      0.63             0.59      0.58      0.54         0.53
  Net gains (losses) on securities (both
    realized and unrealized)                      (0.78)     0.20             0.22     (0.35)     0.74        (0.88)
      Total from investment operations            (0.15)     0.83             0.81      0.23      1.28        (0.35)
Less distributions:
  Dividends from net investment income            (0.40)    (0.32)           (0.01)    (0.53)    (0.50)       (0.50)
Net asset value, end of period                   $10.63    $11.18          $ 10.67   $  9.87   $ 10.17      $  9.39
Total return(b)                                   (1.32)%    7.73%            8.16%     2.29%    13.84%       (3.42)%
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $70,761   $58,185         $33,800   $24,527   $19,545      $12,887
Ratio of expenses to average net assets
  including interest expense                       0.90%(c)   0.76%           0.87%     0.91%     1.19%(d)      0.95%(e)
Ratio of expenses to average net assets
  excluding interest expense                       0.80%(c)   0.76%           0.87%     0.91%     1.19%(d)      0.95%(e)
Ratio of net investment income to average net
  assets                                           5.75%(c)   5.70%           5.85%     5.80%     5.78%(d)      5.51%(f)
Ratio of interest expense to average net assets    0.10%(c)     --              --        --        --           --
Portfolio turnover rate                              41%       78%              66%       32%       41%          29%
---------------------------------------------------------------------------------------------------------------------



(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $63,119,520.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.10% for January 1995.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 5.35% for January 1995.


AIM V.I. GROWTH FUND
--------------------------------------------------------------------------------

                                                                                                              YEAR ENDED
                                                                  YEAR ENDED DECEMBER 31,                     JANUARY 31,
                                                 1999(a)      1998             1997       1996       1995        1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 24.80    $  19.83         $  16.25   $  14.44   $  10.71     $ 11.59
Income from investment operations:
  Net investment income                             0.01        0.08             0.08       0.07       0.09        0.06
  Net gains (losses) on securities (both
    realized and unrealized)                        8.63        6.57             4.27       2.52       3.65       (0.88)
      Total from investment operations              8.64        6.65             4.35       2.59       3.74       (0.82)
Less distributions:
  Dividends from net investment income             (0.06)      (0.09)           (0.09)     (0.06)     (0.01)      (0.06)
  Distributions from net realized gains            (1.13)      (1.59)           (0.68)     (0.72)        --          --
      Total distributions                          (1.19)      (1.68)           (0.77)     (0.78)     (0.01)      (0.06)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 32.25    $  24.80         $  19.83   $  16.25   $  14.44     $ 10.71
-------------------------------------------------------------------------------------------------------------------------
Total return(b)                                    35.24%      34.12%           26.87%     18.09%     34.89%      (7.11)%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $704,096   $371,915         $258,852   $178,638   $102,600     $45,497
Ratio of expenses to average net assets             0.73%(c)     0.72%           0.73%      0.78%      0.84%(d)      0.95%
Ratio of net investment income to average net
  assets                                            0.04%(c)     0.41%           0.54%      0.79%      0.95%(d)      0.71%
Portfolio turnover rate                              101%        133%             132%       143%       125%        179%
-------------------------------------------------------------------------------------------------------------------------



(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $483,567,224.
(d) Annualized.

                         ------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------


AIM V.I. GROWTH AND INCOME FUND
--------------------------------------------------------------------------------




                                                                                                                 YEAR ENDED
                                                                    YEAR ENDED DECEMBER 31,                      JANUARY 31,
                                                  1999(a)            1998(a)       1997       1996      1995        1995
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    23.75         $    18.87   $  15.03   $  12.68   $  9.98     $10.00
Income from investment operations:
  Net investment income                                0.06               0.26       0.13       0.16      0.14       0.11
  Net gains (losses) on securities (both
    realized and unrealized)                           8.05               4.95       3.74       2.36      3.11      (0.02)
    Total from investment operations                   8.11               5.21       3.87       2.52      3.25       0.09
Less distributions:
  Dividends from net investment income                (0.16)             (0.09)     (0.01)     (0.14)    (0.14)     (0.11)
  Distributions from net realized gains               (0.11)             (0.24)     (0.02)     (0.03)    (0.41)        --
    Total distributions                               (0.27)             (0.33)     (0.03)     (0.17)    (0.55)     (0.11)
Net asset value, end of period                   $    31.59         $    23.75   $  18.87   $  15.03   $ 12.68     $ 9.98
Total return(b)                                       34.25%             27.68%     25.72%     19.95%    32.65%      0.90%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $2,443,264         $1,262,059   $639,113   $209,332   $38,567     $7,380
Ratio of expenses to average net assets                0.77%(c)           0.65%      0.69%      0.78%     0.78%(d)   1.07%(d)(e)
Ratio of net investment income to average net
  assets                                               0.22%(c)           1.34%      1.15%      2.05%     1.92%(d)   1.95%(d)(e)
Portfolio turnover rate                                  93%               140%       135%       148%      145%        96%
----------------------------------------------------------------------------------------------------------------------------



(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $1,718,996,207.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.72% (annualized) and 1.30% (annualized), respectively.


AIM V.I. HIGH YIELD FUND
--------------------------------------------------------------------------------




                                                                                       FOR THE PERIOD
                                                                                           MAY 1,
                                                                   YEAR ENDED              THROUGH
                                                              DECEMBER 31, 1999(a)    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  8.84                $10.00
Income from investment operations:
  Net investment income                                                1.03                  0.39
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (0.10)                (1.15)
    Total from investment operations                                   0.93                 (0.76)
  Less dividends from net investment income                           (0.75)                (0.40)
Net asset value, end of period                                      $  9.02                $ 8.84
Total return(b)                                                       10.52%                (7.61)%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                            $25,268                $7,966
Ratio of expenses to average net assets(c)                             1.14%(d)              1.13%(e)
Ratio of net investment income to average net assets(f)               11.07%(d)              9.75%(e)
Portfolio turnover rate                                                 127%                   39%
-------------------------------------------------------------------------------------------------------


(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.42% and 2.50% (annualized) for 1999 and 1998, respectively.
(d) Ratios are based on average net assets of $16,571,951.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 10.80% and 8.36% (annualized) for 1999 and 1998, respectively.

                         ------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------


AIM V.I. INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------




                                                                                                       YEAR ENDED
                                                               YEAR ENDED DECEMBER 31,                 JANUARY 31,
                                                 1999(a)      1998       1997       1996      1995        1995
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 19.62    $  17.13   $  16.36   $  13.66   $ 11.03     $ 12.49
Income from investment operations:
  Net investment income                             0.08        0.15       0.10       0.07      0.07        0.06
  Net gains (losses) on securities (both
    realized and unrealized)                       10.59        2.50       1.03       2.67      2.58       (1.49)
    Total from investment operations               10.67        2.65       1.13       2.74      2.65       (1.43)
Less distributions:
  Dividends from net investment income             (0.19)      (0.16)     (0.08)     (0.04)    (0.02)      (0.03)
  Distributions from net realized gains            (0.81)         --      (0.28)        --        --          --
    Total distributions                            (1.00)      (0.16)     (0.36)     (0.04)    (0.02)      (0.03)
Net asset value, end of period                   $ 29.29    $  19.62   $  17.13   $  16.36   $ 13.66     $ 11.03
Total return(b)                                    55.04       15.49%      6.94%     20.05%    24.04%     (11.48)%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $454,060   $240,314   $211,023   $165,738   $82,257     $55,019
Ratio of expenses to average net assets             0.97%(c)     0.91%     0.93%      0.96%     1.15%(d)    1.27%(e)
Ratio of net investment income to average net
  assets                                            0.38%(c)     0.80%     0.68%      0.78%     0.75%(d)    0.60%(e)
Portfolio turnover rate                               97%         76%        57%        59%       67%         64%
------------------------------------------------------------------------------------------------------------------



(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $277,307,465.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.28% and 0.59%, respectively.


AIM V.I. MONEY MARKET FUND
--------------------------------------------------------------------------------




                                                                                                   YEAR ENDED
                                                             YEAR ENDED DECEMBER 31,               JANUARY 31,
                                                  1999      1998      1997      1996      1995        1995
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  1.00   $  1.00   $  1.00   $  1.00   $  1.00     $  1.00
Income from investment operations:
  Net investment income                             0.05      0.05      0.05      0.05      0.05        0.04
Less distributions:
  Dividends from net investment income             (0.05)    (0.05)    (0.05)    (0.05)    (0.05)      (0.04)
Net asset value, end of period                   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00     $  1.00
Total return                                        4.66%     5.06%     5.14%     4.97%     5.69%(a)    3.98%
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $95,152   $64,090   $58,635   $63,529   $65,506     $31,017
Ratio of expenses to average net assets             0.60%(a)    0.58%    0.59%    0.55%     0.53%(b)    0.63%(c)
Ratio of net investment income to average net
  assets                                            4.59%(a)    4.94%    5.01%    4.84%     5.40%(b)    4.14%(c)
------------------------------------------------------------------------------------------------------------------



(a) Ratios are based on average net assets of $79,257,738.
(b) Annualized.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 0.70% and 4.07%, respectively.

                         ------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------



AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND
--------------------------------------------------------------------------------



                                                                YEAR ENDED DECEMBER 31,
                                                   1999            1998      1997      1996      1995
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  20.66         $ 18.40   $ 18.14   $ 16.87   $ 13.98
Income from investment operations:
  Net investment income (loss)                      (0.14)          (0.01)    (0.02)    (0.05)     0.02
  Net gains on securities (both realized and
    unrealized)                                     18.46            3.99      2.59      3.31      3.26
    Total from investment operations                18.32            3.98      2.57      3.26      3.28
Less distributions:
  Dividends from net investment income                 --              --        --     (0.02)    (0.03)
  Distributions from net realized capital gains     (6.02)          (1.72)    (2.31)    (1.97)    (0.36)
      Total distributions                           (6.02)          (1.72)    (2.31)    (1.99)    (0.39)
Net asset value, end of period                   $  32.96         $ 20.66   $ 18.40   $ 18.14   $ 16.87
Total return                                       106.52%          22.11%    14.56%    19.34%    23.66%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $108,428         $69,459   $68,186   $63,258   $50,778
Ratio of expenses to average net assets
  including interest expense:
  With waivers                                       1.27%(a)        1.17%     1.11%     1.12%     1.20%
  Without waivers                                    1.27%(a)        1.18%     1.16%     1.17%     1.26%
Ratio of expenses to average net assets
  excluding interest expense:
  With waivers                                       1.26%(a)        1.16%     1.11%     1.12%     1.20%
  Without waivers                                    1.26%(a)        1.17%     1.16%     1.17%     1.26%
Ratio of net investment income to average net
  assets:
  With waivers                                      (0.62)%(a)      (0.04)%   (0.10)%   (0.26)%    0.16%
  Without waivers                                   (0.62)%(a)      (0.05)%   (0.15)%   (0.31)%    0.10%
Ratio of interest expense to average net assets      0.01%(a)        0.01%       --        --        --
Portfolio turnover rate                               124%             73%       91%       77%       70%
-------------------------------------------------------------------------------------------------------



(a) Ratios are based on average net assets of $75,606,845.


AIM V.I. VALUE FUND
--------------------------------------------------------------------------------

                                                                                                                  YEAR ENDED
                                                                    YEAR ENDED DECEMBER 31,                       JANUARY 31,
                                                  1999(a)              1998        1997       1996       1995        1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    26.25         $    20.83   $  17.48   $  16.11   $  11.83    $  12.17
Income from investment operations:
  Net investment income                                0.06               0.09       0.08       0.30       0.11        0.10
  Net gains (losses) on securities (both
    realized and unrealized)                           7.76               6.59       4.05       2.09       4.18       (0.35)
    Total from investment operations                   7.82               6.68       4.13       2.39       4.29       (0.25)
Less distributions:
  Dividends from net investment income                (0.09)             (0.13)     (0.19)     (0.10)     (0.01)      (0.09)
  Distributions from net realized gains               (0.48)             (1.13)     (0.59)     (0.92)        --          --
    Total distributions                               (0.57)             (1.26)     (0.78)     (1.02)     (0.01)      (0.09)
Net asset value, end of period                   $    33.50         $    26.25   $  20.83   $  17.48   $  16.11    $  11.83
Total return(b)                                       29.90%             32.41%     23.69%     15.02%     36.25%      (2.03)%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $2,383,367         $1,221,384   $690,841   $369,735   $257,212    $109,257
Ratio of expenses to average net assets                0.76%(c)           0.66%      0.70%      0.73%      0.75%(d)    0.82%
Ratio of net investment income to average net
  assets                                               0.20%(c)           0.68%      1.05%      2.00%      1.11%(d)    1.17%
Portfolio turnover rate                                  62%               100%       127%       129%       145%        143%
-----------------------------------------------------------------------------------------------------------------------------



(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $1,709,245,315.
(d) Annualized.

                         ------------------------------
                          AIM VARIABLE INSURANCE FUNDS
                         ------------------------------


OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about each fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about each fund's investments. The funds' annual report also discusses the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

  If you wish to obtain free copies of the funds' current SAI, please send a written request to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or call (800) 410-4246.

  You also can review and obtain copies of the funds' SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


 ----------------------------------
 AIM Variable Insurance Funds
 SEC 1940 Act file number: 811-7452
 ----------------------------------

 [AIM LOGO
APPEARS HERE]      www.aimfunds.com    SPVL-PRO-1         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION






            A I M   V A R I A B L E   I N S U R A N C E   F U N D S


                                11 GREENWAY PLAZA
                                    SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919




 AIM V.I. AGGRESSIVE GROWTH FUND                           AIM V.I. BALANCED FUND
     AIM V.I. BLUE CHIP FUND                         AIM V.I. CAPITAL APPRECIATION FUND
AIM V.I. CAPITAL DEVELOPMENT FUND                   AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
AIM V.I. DIVERSIFIED INCOME FUND                   AIM V.I. GLOBAL GROWTH AND INCOME FUND
 AIM V.I. GLOBAL UTILITIES FUND                      AIM V.I. GOVERNMENT SECURITIES FUND
 AIM V.I. GROWTH AND INCOME FUND                            AIM V.I. GROWTH FUND
    AIM V.I. HIGH YIELD FUND                         AIM V.I. INTERNATIONAL EQUITY FUND
   AIM V.I. MONEY MARKET FUND                  AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND

                               AIM V.I. VALUE FUND




          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
           IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH
              MAY BE OBTAINED FROM AUTHORIZED DEALERS OR BY WRITING
                    A I M DISTRIBUTORS, INC., P. O. BOX 4739,
                             HOUSTON, TX 77210-4739
                OR BY CALLING (713) 626-1919 (HOUSTON RESIDENTS)
                         OR (800) 410-4246 (ALL OTHERS).

                                  -----------




           STATEMENT OF ADDITIONAL INFORMATION DATED: APRIL 17, 2000,
                  RELATING TO PROSPECTUS DATED: APRIL 17, 2000

                                TABLE OF CONTENTS


                                                                                                               PAGE

INTRODUCTION......................................................................................................1


GENERAL INFORMATION ABOUT THE FUNDS...............................................................................1

         The Trust and Its Shares.................................................................................1

PERFORMANCE.......................................................................................................3

         Total Return Calculations................................................................................3
         Historical Portfolio Results.............................................................................3
         Yield Information........................................................................................5

PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................................6

         General Brokerage Policy.................................................................................6
         Allocation of IPO Securities Transactions................................................................8
         Section 28(e) Standards..................................................................................8
         Portfolio Turnover......................................................................................10
         Brokerage Commissions Paid..............................................................................10

INVESTMENT STRATEGIES AND RISKS..................................................................................10

         Aggressive Growth Fund..................................................................................11
         Balanced Fund...........................................................................................11
         Blue Chip Fund..........................................................................................11
         Capital Appreciation Fund...............................................................................12
         Capital Development Fund................................................................................13
         Dent Demographic Trends Fund............................................................................13
         Diversified Income Fund.................................................................................13
         Global Growth and Income Fund...........................................................................14
         Global Utilities Fund...................................................................................14
         Government Securities Fund..............................................................................15
         Growth Fund.............................................................................................15
         High Yield Fund.........................................................................................16
         International Equity Fund...............................................................................16
         Money Market Fund.......................................................................................17
         Telecommunications and Technology Fund..................................................................17
         Value Fund..............................................................................................18

INVESTMENT RESTRICTIONS..........................................................................................18

         Fundamental Restrictions................................................................................18
         Non-fundamental Restrictions............................................................................19

CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES.....................................................................20

         Money Market Obligations................................................................................21
         Repurchase Agreements...................................................................................21
         U.S. Government Agency Mortgage-Backed Securities.......................................................22
         Convertible Securities..................................................................................22
         Real Estate Investment Trusts ("REITs").................................................................22
         Foreign Securities......................................................................................23
         Foreign Exchange Transactions...........................................................................24
         ADRs and EDRs...........................................................................................24
         Lending of Portfolio Securities.........................................................................25
         Reverse Repurchase Agreements...........................................................................25

         Delayed Delivery Agreements and When-Issued Securities..................................................25
         Dollar Roll Transactions................................................................................26
         Illiquid Securities.....................................................................................27
         Special Situations......................................................................................27
         Warrants................................................................................................27
         Short Sales.............................................................................................27
         Rule 144A Securities....................................................................................28
         Equity-Linked Derivatives...............................................................................28
         Investment in Other Investment Companies................................................................28
         Temporary Defensive Investments.........................................................................29
         Asset Allocation Among Countries........................................................................29
         Utilities Industry......................................................................................29

OPTIONS, FUTURES AND CURRENCY STRATEGIES.........................................................................30

         Introduction............................................................................................30
         General Risks of Options, Futures and Currency Strategies...............................................30
         Cover...................................................................................................31
         Writing Call Options....................................................................................31
         Writing Put Options.....................................................................................32
         Purchasing Put Options..................................................................................32
         Purchasing Call Options.................................................................................32
         Over-The-Counter Options................................................................................33
         Index Options...........................................................................................33
         Limitations on Options..................................................................................34
         Interest Rate, Currency and Stock Index Futures Contracts...............................................34
         Options on Futures Contracts............................................................................35
         Forward Contracts.......................................................................................35
         Limitations on Use of Futures, Options on Futures and Certain Options on Currencies.....................35

RISK FACTORS.....................................................................................................36

         Small Capitalization Companies..........................................................................36
         Non-Investment Grade Debt Securities....................................................................36
         Foreign Securities......................................................................................36
         Non-diversified Portfolio (Global Utilities Fund Only)..................................................37

MANAGEMENT.......................................................................................................37

         Trustees and Officers...................................................................................37
                  Remuneration of Trustees.......................................................................41
                  AIM Funds Retirement Plan for Eligible Directors/Trustees......................................42
                  Deferred Compensation Agreements...............................................................43
         Investment Advisory, Sub-Advisory and Administrative Services Agreements................................43
         The Distribution Agreement..............................................................................49

DETERMINATION OF NET ASSET VALUE.................................................................................49


PURCHASE AND REDEMPTION OF SHARES................................................................................52


DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................52


MISCELLANEOUS INFORMATION........................................................................................54

         Audit Reports...........................................................................................54
         Legal Matters...........................................................................................55
         Custodian and Transfer Agent............................................................................55
         Principal Holders of Securities.........................................................................55
         Other Information.......................................................................................60

APPENDIX A......................................................................................................A-1


APPENDIX B......................................................................................................B-1


APPENDIX C......................................................................................................C-1


FINANCIAL STATEMENTS.............................................................................................FS

                                  INTRODUCTION


         AIM Variable Insurance Funds (the "Trust") is a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in Prospectuses dated April 17, 2000 (referred to collectively as the "Prospectuses" and separately as a "Prospectus"), which relate to one or more of the seventeen series portfolios of the Trust (referred to collectively as the "Funds" and separately as a "Fund"). One or more of the Funds may not be available under a particular variable annuity contract or variable life insurance policy. Accordingly, this Statement of Additional Information may contain information that is not relevant to the investment options under such a contract or policy. Copies of each Prospectus available under a contract or policy and additional copies of this Statement of Additional Information may be obtained without charge by contacting the principal distributor of each Fund's shares, A I M Distributors, Inc. ("AIM Distributors"), 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 or by calling (800) 410-4246. Investors must receive a Prospectus before they invest. To the extent that this Statement of Additional Information contains information concerning a Fund that is not available under a contract or policy, the Statement of Additional Information does not constitute the offer of the shares of that Fund.


         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Funds' current Prospectus and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                       GENERAL INFORMATION ABOUT THE FUNDS


THE TRUST AND ITS SHARES

         The Trust was previously organized on January 22, 1993, as a Maryland corporation. Pursuant to an agreement and plan of reorganization, the Funds were reorganized on April 17, 2000, as portfolios of AIM Variable Insurance Funds, a Delaware business trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end series management investment company. The Trust currently is organized under an Agreement and Declaration of Trust, dated December 7, 1999, (the "Trust Agreement"). Each Fund is a series of shares of the Trust. The Trust currently consists of seventeen separate portfolios: AIM V.I. Aggressive Growth Fund ("Aggressive Growth Fund"), AIM V.I. Balanced Fund ("Balanced Fund"), AIM V.I. Blue Chip Fund ("Blue Chip Fund"), AIM V.I. Capital Appreciation Fund ("Capital Appreciation Fund"), AIM V.I. Capital Development Fund ("Capital Development Fund"), AIM V.I. Dent Demographic Trends Fund ("Dent Demographic Trends Fund"), AIM V.I. Diversified Income Fund ("Diversified Income Fund"), AIM V.I. Global Growth and Income Fund ("Global Growth and Income Fund"), AIM V.I. Global Utilities Fund ("Global Utilities Fund") (formerly known as the AIM V.I. Utilities Fund), AIM V.I. Government Securities Fund ("Government Fund"), AIM V.I. Growth Fund ("Growth Fund"), AIM V.I. Growth and Income Fund ("Growth and Income Fund"), AIM V.I. High Yield Fund ("High Yield Fund"), AIM V.I. International Equity Fund ("International Fund"), AIM V.I. Telecommunications and Technology Fund ("Telecommunications and Technology Fund"), AIM V.I. Money Market Fund ("Money Market Fund") and AIM V.I. Value Fund ("Value Fund"). Each Fund, with the exception of the Global Utilities Fund, is a "diversified management company" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         On April 17, 2000, the Funds succeeded to the assets and assumed the liabilities of the funds with corresponding names (the "Predecessor Funds") of AIM Variable Insurance Funds, Inc., a Maryland corporation ("AVIF"), pursuant to an Agreement and Plan of Reorganization between the Trust and AVIF. All historical financial and other information contained in this Statement of Additional Information for periods prior to April 17, 2000 relating to the Funds is that of the Predecessor Funds. Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning redemptions, investors should consult the Prospectuses under the caption "Purchase and Redemption of Shares."

         The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Upon any liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the applicable Fund available for distribution after satisfaction of outstanding liabilities of the Fund.

         The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

         The Trust understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with the instructions received from Contract owners, annuitants and beneficiaries. Fund shares held by a registered separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a registered separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

         Shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund, a separate vote of shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. An example of a matter which would be voted on separately by shareholders of each Fund is the approval of the Advisory Agreement. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the trustees.

         Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations, however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and wherein the complaining party was held not to be bound by the disclaimer.

         The Trust Agreement further provides that the trustees and officers will not be liable for any act, omission or obligation of the Trust or any trustee or officer. However, nothing in the Trust Agreement protects a trustee or officer against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office with the Trust. The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, if it is determined that such person acted in good faith and reasonably believed: (1) in the case of conduct in his or her official capacity for the Trust, that his or her conduct was in the Trust's best interests, (2) in all other cases, that his or her conduct was at least not opposed to the Trust's best interests and (3) in a criminal proceeding, that he or she had no reason to believe that his or her conduct was unlawful. Such person may not be indemnified against any liability to the Trust or to the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.


                                   PERFORMANCE

TOTAL RETURN CALCULATIONS

         Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of such Fund.

         In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

HISTORICAL PORTFOLIO RESULTS


         The Funds' average annual total returns for the one and five year periods ended December 31, 1999, and average annual and cumulative total returns for each of the funds since their inception are as follows:

                                                                                      Since
                                                        Year Ended                  Inception
                                                    December 31, 1999    ------------------------------
                                                    -----------------                Average
                                                    One          Five    Inception   Annual  Cumulative
                                                    Year         Year    Date        Return  Return
                                                    ----         ----    ----        ------  ------
AIM V.I. Aggressive Growth Fund                     44.67%       N/A      05/01/98   24.07%   43.31%
AIM V.I. Balanced Fund                              19.31%       N/A      05/01/98   19.62%   34.84%
AIM V.I. Blue Chip                                  N/A          N/A      12/29/99   N/A          0%
AIM V.I. Capital Appreciation Fund                  44.61%       25.59%   05/05/93   22.33%  282.65%
AIM V.I. Capital Development Fund                   29.10%       N/A      05/01/98   11.22%   19.41%
AIM V.I. Dent Demographic Trends Fund               N/A          N/A      12/29/99   N/A          0%
AIM V.I. Diversified Income Fund                    -1.92%        7.83%   05/05/93    5.93%   46.74%
AIM V.I. Global Growth and Income Fund*             -0.13        13.28%   02/10/93   11.63%  113.34%
AIM V.I. Global Utilities Fund                      33.56%       21.87%   05/02/94   18.45%  160.94%
AIM V.I. Government Securities Fund                 -1.32%        6.33%   05/05/93    4.67%   35.50%
AIM V.I. Growth Fund                                35.24%       29.64%   05/05/93   22.93%  295.21%
AIM V.I. Growth and Income Fund                     34.25%       28.18%   05/02/94   24.49%  245.97%
AIM V.I. High Yield Fund                            10.52%       N/A      05/01/98    1.26%    2.12%
AIM V.I. International Equity Fund                  55.04%       21.93%   05/05/93   18.82%  215.25%
AIM V.I. Money Market Fund                           4.66%        5.10%   05/05/93    4.60%   34.90%
AIM V.I. Telecommunications and Technology Fund*   106.52%       33.65%   10/18/93   29.52%  397.56%
AIM V.I. Value Fund                                 29.90%       27.23%   05/05/93   23.07%  298.25%


* Performance prior to October 15, 1999 was for a predecessor fund.



         The total returns quoted above do not reflect charges levied at the insurance company separate account level. For a complete description of the applicable charges, see the fee table in the prospectus for the appropriate insurance company separate account.

         Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Inc., Morningstar, Inc. and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the Consumer Price Index ("CPI"), the Standard & Poor's ("S&P") 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.

         The International Fund's performance may also be compared in advertising to performance of comparative benchmarks such as The Financial Times-Actuaries World Indices (a wide range of comprehensive measures of stock price performance for the major stock markets and regional areas), Morgan Stanley Capital International Indices (including the EAFE Index) Pacific Basin Index and Pacific Ex Japan Index (a widely recognized series of indices in international market performance), and indices of stocks comparable to those in which the Fund invests.

         Each Fund's advertising may from time to time include historical discussions of general economic conditions such as inflation rates and changes in the stock market, foreign and domestic interest rates and foreign and domestic political circumstances and events.

         From time to time, Dent Demographic Trends Fund sales literature and/or advertisements may quote (i) Harry S. Dent, Jr.'s theories on why the coming decade may offer unprecedented opportunities for investors, including his opinions on the stock market outlook and where growth may be strongest; (ii) Harry S. Dent, Jr.'s opinions and theories from his books and publications, including, but not limited to, Job Shock, The Great Boom Ahead and The Roaring 2000s, including his beliefs that (a) people's spending patterns may help predict the stock market, (b) the stock market has tended to perform best when a generation has reached its peak spending years from ages 45-50, and (c) as more and more baby boomers reach their peak spending age, they could propel stock prices up for the next decade; and (iii) Harry S. Dent, Jr.'s S-curve analysis, a forecasting tool used to analyze products that show remarkable growth.

         In addition, each Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events.

         From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds" detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.


         Some of the Funds (except AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund and AIM V.I. Money Market
Fund) may participate in the initial public offering ("IPO") market. For AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Development Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Global Utilities Fund, AIM V.I. Global Growth and Income Fund, AIM V.I. International Equity Fund and AIM V.I. Telecommunications and Technology Fund (i.e., funds that have a small asset base) any investment a Fund may make in IPOs may significantly increase its total returns. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.


         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, variable life insurance, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

YIELD INFORMATION

         Quotations of yield on the Money Market Fund may appear from time to time in the financial press and in advertisements.

         The Money Market Fund's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for an identified period, usually seven days. The yield is expressed as a simple annualized yield and as a compounded effective yield. The yield does not reflect the fees and charges imposed on the assets of the insurance company separate account.

         The standard formulas prescribed by the SEC for calculating yield and effective yield for the Money Market Fund are described below:

         The simple annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities, unrealized appreciation and depreciation, and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis. The net change in account value reflects the value of additional shares purchased with dividends from the original shares in the account during the period, dividends declared on such additional shares during the period, and expenses accrued during the period.

         The compounded effective yield is computed by determining the unannualized base period return, adding one to the base period return, raising the sum to a power equal to 365 divided by the number of days in the period, and subtracting one from the result. Historical yields are not necessarily indicative of future yields. Rates of return will vary as interest rates and other conditions affecting money market instruments change. Yields also depend on the quality, length of maturity and type of instruments in the Fund's portfolio and the Fund's operating expenses. Quotations of yield will be accompanied by information concerning the average weighted maturity of the Fund. Comparison of the quoted yields of various investments is valid only if yields are calculated in the same manner and for identical limited periods. When comparing the yield for a Fund with yields quoted with respect to other investments, shareholders should consider (a) possible differences in time periods, (b) the effect of the methods used to calculate quoted yields, (c) the quality and average-weighted maturity of portfolio investments, expenses, convenience, liquidity and other important factors, and (d) the taxable or tax-exempt character of all or part of dividends received.


         The simple annualized yield and compounded effective yield for the Money Market Fund for the 7 days ended December 31, 1999 were 4.90% and 5.02%, respectively.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY


         Subject to policies established by the Board of Trustees of the Trust, AIM is responsible for decisions to buy and sell securities for each Fund, for the selection of broker-dealers, for the execution of the Fund's investment portfolio transactions, for the allocation of brokerage fees in connection with such transactions and, where applicable, for the negotiation of commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While AIM generally seeks reasonably competitive commission rates, each Fund does not necessarily pay the lowest commission or spread available.


         Purchases and sales of portfolio securities for the Diversified Income Fund, the Money Market Fund and the Government Fund are generally transacted with the issuer or a primary market maker. In addition, a portion of the securities in which the Funds invest may be traded in over-the-counter ("OTC") markets. In such transactions, the Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation to the dealer in the form of mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates.

         Foreign equity securities may be held by a Fund in the form of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers, or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to AIM may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by AIM under its agreements with the Fund, and the expenses of AIM will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker-dealers may be useful to AIM in connection with its services to other advisory clients, including the other mutual funds advised by AIM (collectively with the Funds, the "AIM Funds"). Also, a Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker-dealers.


         AIM may from time to time determine target levels of commission business for AIM to transact with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's attitude toward an interest in mutual funds in general and in the Funds and the other AIM Funds in particular including sales of the Funds and of the other AIM Funds. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by AIM.


         Subject to the overall objective of obtaining best price and execution for the Funds, AIM may also consider sales of shares by broker-dealers of each Fund and of the other AIM Funds as well as sales of variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") funded through the Funds ("selling dealers"), as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund. Such portfolio transactions may be executed directly by selling dealers or by other broker-dealers with which selling dealers have clearing arrangements.



         AIM and its affiliates manage several other investment accounts, some of which may have investment objectives similar to those of the Funds. It is possible that, at times, identical securities will be appropriate for investment by one or more of such investment accounts. The position of each account, however, in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchases by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of a Fund(s) and one or more of these accounts is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


         These combined transactions, and related brokerage charges, will be allocated among the Fund(s) and such accounts in a manner consistent with guidelines and procedures approved by the Trust's Board of Trustees that are designed to achieve an equitable manner of allocation. In some cases the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, the main factors considered by AIM are the respective investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.



         From time to time, an identical security may be sold by an AIM Fund or another investment account advised by AIM or A I M Capital Management, Inc. ("AIM Capital") and simultaneously purchased by another investment account advised by AIM or AIM Capital, when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts advised by AIM or AIM Capital. Procedures pursuant to Rule 17a-7 under the 1940 Act regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.

ALLOCATION OF IPO SECURITIES TRANSACTIONS


         From time to time, certain of the AIM Funds or accounts may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:



         AIM will determine the eligibility of each AIM Fund or account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fundor account. Each eligible AIM Fund or account with an asset level of less than $500 million will be placed on one of three tiers, depending upon its asset level. The AIM Funds and accounts in the tier containing funds with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or accounts net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds or accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.



         Any AIM Funds or accounts with substantially identical investment objectives and policies will participate in syndicates in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund or account.


SECTION 28(e) STANDARDS

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, AIM may cause a Fund to pay a broker that provides brokerage and research services to AIM an amount of commission for effecting a securities transaction for the Fund in excess of the commission another broker would have charged for effecting that transaction. To obtain the benefit of Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or [its] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion" and that the services provided by a broker provide AIM with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.


         Broker-dealers utilized by AIM may furnish statistical, research and other information or services which are deemed by AIM to be beneficial to the Funds' investment programs. Research services received from brokers supplement AIM's own research (and the research of sub-advisors to other clients of AIM) and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally, in written form or on computer software. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the brokers utilized by AIM as a group tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, this research provides AIM with a diverse perspective on financial markets. Research services which are provided to AIM by brokers are available for the benefit of all accounts managed or advised by AIM (or by sub-advisors to accounts managed or advised by AIM). In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that AIM would have purchased any such research services had such services not been provided by brokers, the expenses of such services to AIM could be considered to have been reduced accordingly.

         For the fiscal year ended December 31, 1999, certain Funds paid brokerage commissions to certain brokers for research services. The amount of such transactions and related commissions paid by each Fund were as follows:


                                              Commissions           Transactions
                                             ------------          --------------
AIM V.I. Aggressive Growth Fund              $      2,352          $    1,602,079
AIM V.I. Balanced Fund                       $      1,690          $    1,424,718
AIM V.I. Capital Appreciation Fund           $    125,531          $  104,465,850
AIM V.I. Capital Development Fund            $      2,132          $    1,042,603
AIM V.I. Diversified Income Fund             $        416          $      224,341
AIM V.I. Global Growth and Income Fund       $     13,369          $    6,616,895
AIM V.I. Global Utilities Fund               $      1,794          $    1,016,887
AIM V.I. Growth Fund                         $     99,052          $  103,527,973
AIM V.I. Growth and Income Fund              $    342,607          $  351,987,293
AIM V.I. International Equity Fund           $     16,910          $    9,546,491
AIM V.I. Telecommunications and
  Technology Fund                            $     18,478          $   21,790,567
AIM V.I. Value Fund                          $    244,625          $  266,257,808


         As of December 31, 1999, the following Funds entered into repurchase agreements with the following regular brokers, as that term is defined in Rule 10b-1 under the 1940 Act, having the noted market values.


--------------------------------------------------------------------------------------------------------------------
         FUNDS                                    BANK ONE CAPITAL          CIBC OPPENHEIMER          GOLDMAN SACHS
                                                  MARKETS, INC.             CORP.
--------------------------------------------------------------------------------------------------------------------

AIM V.I. Blue Chip Fund                             $230,000                  $   230,000               $     --
--------------------------------------------------------------------------------------------------------------------

AIM V.I. Dent Demographic Trends Fund               $230,000                  $   230,000               $     --
--------------------------------------------------------------------------------------------------------------------

AIM V.I. Money Market Fund                          $   --                    $14,862,435               $3,500,000
--------------------------------------------------------------------------------------------------------------------



         The following information regarding securities acquired by the Funds of their regular brokers, as defined in Rule 10b-1 under the 1940 Act, is as of December 31, 1999. The Balanced Fund and the Growth and Income Fund each held an amount of common stock issued by Merrill Lynch & Co. having a market value of $200,400 and $12,525,000, respectively. The Balanced Fund, the Capital Appreciation Fund and the Growth and Income Fund each held an amount of common stock issued by Goldman Sachs having a market value of $61,222, $9,418,750 and $21,192,188, respectively. The Balanced Fund, the Growth Fund, the Growth and Income Fund and the Value Fund each held an amount of common stock issued by Morgan Stanley Dean Witter having a market value of $314,050, $7,851,250, $72,674,025 and $57,556,800.

PORTFOLIO TURNOVER


         The portfolio turnover rate of each Fund is shown under "Financial Highlights" in the Prospectus. In any particular year, however, market conditions could result in portfolio activity at a rate greater or lesser than anticipated. The estimated portfolio turnover rate for the Blue Chip Fund and Dent Demographic Trends Fund is less than 100%. Higher portfolio turnover increases transaction costs to the Fund.


BROKERAGE COMMISSIONS PAID

         Brokerage commissions paid by each of the Funds (except the AIM V.I. Blue Chip Fund and the AIM V.I. Dent Demographic Trends Fund) listed below were as follows for the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997. The significant change in commissions paid from year to year for AIM V.I. Capital Appreciation Fund and AIM V.I. Growth and Income Fund is due to the increase in asset level.

                                                            December 31,         December 31,        December 31,
                                                               1999                 1998                 1997
                                                               ----                 ----                 ----
AIM V.I. Aggressive Growth Fund                       $         12,853        $          2,983*    $            N/A
AIM V.I. Balanced Fund                                $         18,419        $          2,241*    $            N/A
AIM V.I. Capital Appreciation Fund                    $      1,028,908        $      1,017,185     $        644,279
AIM V.I. Capital Development Fund                     $         14,060        $          3,748*    $            N/A
AIM V.I. Diversified Income Fund                      $          1,626        $            282     $          2,818
AIM V.I. Global Growth and Income Fund                $         96,559        $         19,966     $         42,783
AIM V.I. Global Utilities Fund                        $         21,661        $         18,422     $         12,208
AIM V.I. Government Securities Fund                   $            -0-        $            -0-     $            -0-
AIM V.I. Growth Fund                                  $        940,142        $        876,546     $        621,467
AIM V.I. Growth and Income Fund                       $      2,951,259        $      2,834,451     $      1,190,597
AIM V.I. High Yield Fund                              $            -0-        $            -0-*    $            N/A
AIM V.I. International Equity Fund                    $      1,061,593        $        814,499     $        605,318
AIM V.I. Money Market Fund                            $            -0-        $            -0-     $            -0-
AIM V.I. Telecommunications and Technology Fund       $        131,019        $        120,189     $        123,863
AIM V.I. Value Fund                                   $      1,978,681        $      1,920,264     $      1,503,734


* Commissions paid are for the period May 1,1998 (date operations commenced) through December 31, 1998.

                         INVESTMENT STRATEGIES AND RISKS


         Information concerning each Fund's non-fundamental investment objective is set forth in the Prospectus under the heading "Investment Objectives and Strategies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that investment program are discussed in the Prospectus under the following headings: "Investment Objectives and Strategies" and "Principal Risks of Investing in the Funds". The following discussion of investment policies supplements the discussion of the investment strategies and risks set forth in the Prospectus.



         Set forth in this section is further information with respect to certain Fund's investment policies, strategies and practices. The investment objective(s) of each Fund are non-fundamental policies and may be changed by the Board of Trustees may be changed by the Board of Trustees without shareholder approval. Each Fund's investment policies, strategies and practices are also non-fundamental. The Board of Trustees of the Trust reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies become effective. Each Fund has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in this Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security.

AGGRESSIVE GROWTH FUND


         The Fund will invest primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies in the small to medium-sized category (i.e., companies with a market capitalization within the range of small cap stocks in the Russell 2000 Index). Management of the Fund will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies" prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. The Fund's portfolio is primarily comprised of securities of two basic categories: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying dramatic increase in profits. The Fund's strategy does not preclude investment in large, seasoned companies which in the judgement of AIM possess superior potential returns similar to companies with formative growth profiles. The Fund will also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value. The Fund may invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods when, in the opinion of AIM, prevailing market, financial, or economic conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.


BALANCED FUND


         The Fund will invest in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. Although equity securities will be purchased primarily for capital appreciation and fixed income securities will be purchased primarily for income purposes, income and capital appreciation potential will be considered in connection with all investments. Most of such fixed income securities will be rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Rating Services ("S&P") or, if unrated, deemed to be of comparable quality by AIM, although the Fund may invest to a limited extent in lower-rated securities. (For a description of the various rating categories, see Appendix A to this Statement of Additional Information.) The fixed income securities in which the Fund invests may include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers. The Fund may, in pursuit of its objective, invest up to 10% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P, which are commonly known as "junk bonds." See "Risk Factors -- Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities. The Fund may also invest up to 25% of its total assets in convertible securities. Compliance with all of the above percentage requirements may limit the ability of the Fund to maximize total return. The actual percentage of the assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of AIM as to general market and economic conditions and trends, yields and interest rates and changes in fiscal and monetary policies.


BLUE CHIP FUND


         The Fund will invest primarily in common stocks, convertible securities and bonds of blue chip companies (i.e., companies with leading market positions and which possess strong financial characteristics, as described below).



         The Fund intends to invest at least 65% of its total assets in the common stocks of blue chip companies as determined by AIM. These companies will have the potential for above-average growth in earnings or be well-established in their respective industries. The Fund will generally invest in large and medium sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded companies listed in the United States) which possess the following characteristics:

         o        Market Characteristics

                  Blue chip companies are those which occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can in turn lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies which have:

                  - superior growth prospects compared with other companies in the same industry;

                  - possession of proprietary technology with the potential to bring about major changes within an industry; and/or

                  - leading sales within an industry, or the potential to become a market leader.

         o        Financial Characteristics

                  Blue chip companies possess at least one of the following attributes:

                  - faster earnings growth than its competitors and the market in general;

                  - higher profit margins relative to its competitors;

                  - strong cash flow relative to its competitors; and/or

                  - a balance sheet with relatively low debt and a high return on equity relative to its competitors.



         When AIM believes securities other than common stocks offer opportunity for long-term growth of capital and income, the Fund may invest in United States government securities, corporate bonds and debentures and convertible preferred stocks and debt securities. The Fund will invest only in debt securities (other than convertible debt securities) which are rated at "Investment Grade" by either S&P or Moody's. Debt securities in the lowest investment grade (e.g., rated BBB by S&P or Baa by Moody's) have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity on the part of the issuer to make principal and interest payments than is the case with higher grade bonds. The Fund will limit its investments in convertible securities to those in which the underlying common stock is a suitable investment for the Fund without regard to debt rating category, but will not invest more than 10% of its total assets in convertible securities. The Fund may invest in United States government securities and corporate bonds and debentures when AIM believes interest rates on such investments may decline thereby potentially increasing the market value of such securities or to meet the additional investment objective of producing current income. Under normal market conditions, the Fund expects at all times to have at least 65% of its total assets invested in securities which AIM believes offer opportunity for long-term growth of capital or income.

         The Fund may invest up to 25% of total assets in securities of issuers domiciled in foreign countries. For the risks involved in investing in foreign securities, see "Risk Factors - Foreign Securities" in this Statement of Additional Information.

CAPITAL APPRECIATION FUND


         AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies" prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. The Capital Appreciation Fund's portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings with excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

CAPITAL DEVELOPMENT FUND


         The Fund will invest primarily in securities of small and medium-sized companies (i.e., companies which fall in the smallest 85% by market capitalization of publicly traded companies in the United States). Among factors that AIM may consider when selecting investments in a company for the Fund are
(i) the growth prospects for a company's products, (ii) the economic outlook for its industry, (iii) a company's new product development, (iv) its operating management capabilities, (v) the relationship between the price of the security and its estimated fundamental value, (vi) relevant market, economic and political environments and (vii) financial characteristics such as balance sheet analysis and return on assets. The Fund may invest in issuers making initial public offerings of their securities if AIM determines that the issuer has good prospects for growth.


DENT DEMOGRAPHIC TRENDS FUND


         Harry S. Dent, Jr., President of H.S. Dent Advisors, Inc., is an internationally known strategic consultant and best-selling author who provides the Fund's portfolio managers with macroeconomic and sector research, along with investment and market capitalization recommendations. The Fund's portfolio managers then focus on companies within those sectors and market capitalizations that have historically experienced or are deemed to have the potential for above-average, long-term growth in revenues and earnings. The Fund makes use of a unique investment style that blends AIM's earnings momentum approach with proprietary guidance from Dent.



         The Fund's portfolio managers may sell stocks that experience decelerated earnings and negative earnings revisions. They actively monitor valuation targets and may reduce positions that they believe have become too heavily weighted in the Fund's portfolio.



         The Fund may invest in companies of various market capitalizations and is not limited exclusively to small-, mid- or large-cap stocks, which may help minimize the risks associated with sector investing.


         Demographic, economic and lifestyle trends may occur in different phases around the world. The Fund is positioned to potentially take advantage of these differing phases by investing in both domestic and foreign stock issuers.

DIVERSIFIED INCOME FUND


         The Fund may invest up to 10% of its total assets in common stocks, preferred stocks, similar equity securities and convertible securities of U.S. and foreign companies. The Fund does not intend to invest more than 50% of its total assets in lower-rated or unrated high yield securities or more than 50% of its total assets in foreign debt securities. (For a description of the various rating categories of corporate debt securities in which the Fund may invest, see Appendix A to this Statement of Additional Information. For a description of U.S. Government Agency Mortgage-Backed Securities, see Appendix B to this Statement of Additional Information.) However, the Fund may from time to time invest up to 100% of its total assets in U.S. Government securities and, as a defensive measure, may invest up to 100% of its total assets in money market securities. For a discussion of the investment risks associated with investments in high yield securities and foreign securities, see "Risk Factors" in this Statement of Additional Information.

GLOBAL GROWTH AND INCOME FUND


         The Fund will normally invest at least 65% of its total assets in a combination of blue chip equity securities and high quality government bonds. Government bonds are deemed to be high quality if at the time of the Fund's investment they are rated within one of the two highest ratings categories of Moody's or S&P i.e., rated Aaa or Aa by Moody's or AAA or AA by S&P (or a comparable rating of any other nationally recognized statistical rating organizations "NRSROs") or, if unrated, are determined by AIM and INVESCO Asset Management Limited ("INVESCO") to be of comparable quality. (For a description of the various rating categories of corporate debt securities in which the Fund may invest, see Appendix A to this Statement of Additional Information.)


         Up to 35% of the Fund's assets may be invested in other equity securities, convertible securities and investment grade government and corporate debt obligations which AIM/INVESCO believes will assist the Fund in achieving its objectives.

         Equity securities that the Fund may purchase include common stocks, preferred stocks, and warrants to acquire such stocks and other equity securities. Government bonds that the Fund may purchase include debt obligations issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities and debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank. The debt obligations held by the Fund may include debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities.

         AIM/INVESCO allocates the Fund's assets among securities of issuers located in countries where opportunities for meeting the Fund's investment objectives are expected to be the most attractive. The relative proportions of equity and debt securities held by the Fund at any one time will vary, and will depend upon AIM/INVESCO's assessment of global political and economic conditions and the relative strengths and weaknesses of the world equity and debt markets. To enable the Fund to respond to general economic changes and market conditions around the world, the Fund is authorized to invest up to 100% of its assets in either equity securities or debt securities.

         Investments in securities of issuers in any one country other than the United States, will represent no more than 40% of the Fund's total assets. The Fund may purchase securities of an issuer located in one country but denominated in the currency of another country (or a multinational currency unit).


GLOBAL UTILITIES FUND


         Under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of public utility companies (either domestic or foreign). Public utility companies include companies that produce or supply electricity, natural gas, water, sanitary services, and telephone, telegraph, cable, satellite or other communication or information transmission services, as well as developing utility technology companies and holding companies which derive at least 40% of their revenues from utility-related activities. The Fund will seek to position itself to take advantage of deregulation in the utility industry, and advances in communication and natural gas technology. In addition to the Fund's investments in common and preferred stocks of public utility companies, the Fund may invest up to 25% of its total assets in convertible securities. When AIM deems it appropriate, the Fund may also purchase the bonds of such companies. Investments in non-convertible bonds, however, will not exceed 25% of the Fund's total assets. The Fund may invest up to 10% of its total assets in lower-rated or unrated high yield securities. (For a description of the various rating categories of corporate debt securities in which the Fund may invest, see Appendix A to this Statement of Additional Information.) The Fund may also invest up to 80% of its total assets in securities of foreign companies, including investments in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and underlying securities of foreign issuers. For a discussion of the investment risks associated with investments in non-investment grade debt securities and foreign securities, see "Risk Factors" in this Statement of Additional Information.


         A portfolio of utility company securities is subject to a different degree of volatility than a more broadly diversified portfolio. Economic, operational or regulatory changes that affect utility companies will have a material impact upon the value of the securities that the Fund owns. Events, such as changing weather patterns, emergencies involving nuclear power plants, or rapidly changing fuel prices that have no direct connection with companies whose securities are owned by the Fund may affect the prices of those securities.

         Moreover, a portfolio of utilities industry securities is subject to the risks unique to that industry, such as inflationary or other increases in fuel and operating expenses, possible increases in the interest costs of loans needed for capital construction programs, compliance with environmental regulations, possible adverse changes in the regulatory climate and availability of fuel sources.

GOVERNMENT SECURITIES FUND


         The government securities which may be purchased by the Fund include but are not limited to (1) U.S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and
(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agency Securities") which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, such as obligations of the Government National Mortgage Association ("GNMA"), (b) the right of the issuers to borrow an amount limited to a specific line of credit from the U.S. Treasury, such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank and the U.S. Postal Service or
(c) the credit of the agency or instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation ("FHLMC") and Federal Farm Credit System. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not required by law to support the agencies and instrumentalities listed in (b) and (c), above. Accordingly, such securities may involve risk of loss of principal and interest; however, historically there have not been any defaults of such issues. For a listing of some of the types of Agency Securities in which the Fund may invest, see Appendix B to this Statement of Additional Information.


         The Fund's investments include high coupon U.S. Government Agency Mortgage-Backed Securities, which provide a higher coupon at the time of purchase than the prevailing market rate yield. The prices of high coupon U.S. Government Agency Mortgage-Backed Securities do not tend to rise as rapidly as those of traditional fixed rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. The Fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from such securities.

         The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the determination of AIM and how best to further the Fund's investment objective. The Fund may invest in government securities of all maturities, short-term, intermediate-term and long-term. The Fund intends to maintain a dollar-weighted average portfolio maturity of between three and ten years. This policy regarding portfolio maturity is a non-fundamental policy of the Fund.

GROWTH FUND


         Current income will not be an important criterion of investment selection, and any such income should be considered incidental. The Fund's portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits.

HIGH YIELD FUND


         The Fund invests principally in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). The Fund will invest over 50% of the value of its total assets in securities that are rated Baa, Ba or B by Moody's or BBB, BB, or B by S&P, or securities of comparable quality in the opinion of the fund's portfolio managers, that are either unrated or rated by other NRSROs. (For a description of the various rating categories, see Appendix A to this Statement of Additional Information.) The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P, or if unrated or rated by other NRSROs, securities of comparable quality as determined by AIM. It should be noted, however, that achieving the Fund's investment objective may be more dependent on the credit analysis of AIM, and less on that of credit rating agencies, than may be the case for funds that invest in more highly rated bonds.


         While the securities held by the Fund are expected to provide greater income and, possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. The Fund's yield and the net asset value of its shares may be expected to fluctuate over time. Therefore, an investment in the Fund may not be appropriate for some investors and should not constitute a complete investment program for others. See "Risk Factors -- Non-Investment Grade Debt Securities."

         The Fund may invest in both illiquid securities and securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. See "Illiquid Securities" for further information regarding such investments.

INTERNATIONAL EQUITY FUND




         In managing the Fund, AIM seeks to apply to a diversified portfolio of international equity securities substantially the same investment strategy which it applies to the Growth Fund with respect to that Fund's investment in United States equities markets. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM will review carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is expected that the Fund's portfolio, when fully invested, will generally be comprised of two basic categories of foreign companies: (1) "core" companies, which AIM considers to have experienced consistent long-term growth in earnings and to have strong prospects for outstanding future growth, and (2) companies that AIM believes are currently experiencing a greater than anticipated increase in earnings. If a particular foreign company meets the quantitative standards determined by AIM, its securities may be acquired by the Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. For a discussion of the investment risks associated with investments in foreign securities, see "Risk Factors" in this Statement of Additional Information.

MONEY MARKET FUND


         The Fund invests in a diversified portfolio of high quality U.S. dollar denominated money market instruments and other similar instruments with maturities of 397 days or less from the date of purchase, and will maintain a dollar weighted-average portfolio maturity of 90 days or less. Securities subject to repurchase agreements may bear longer maturities.


         The Fund invests in a broad range of U.S. Government and foreign government obligations, and bank and commercial instruments that may be available in the money markets. Such obligations include U.S. Treasury obligations and repurchase agreements secured by such obligations. The Money Market Fund intends to invest in bankers' acceptances, certificates of deposit, repurchase agreements, time deposits, variable rate master demand notes, taxable municipal securities and commercial paper, and U.S. Government direct obligations and U.S. Government agencies' securities. Bankers acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. All of these instruments, which are collectively referred to as "Money Market Obligations," are briefly described in Appendix C to this Statement of Additional Information.


         The Fund will limit investments in Money Market Obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally "First Tier" securities are securities that are rated in the highest rating category by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets the foregoing quality standards. For a more complete definition of a "First Tier" security, see "Money Market Obligations" in this Statement of Additional Information.



         The Money Market Fund may invest up to 100% of its total assets in obligations issued by banks. While the Fund will limit its investments in bank instruments to U.S. dollar denominated obligations, it may invest in Eurodollar obligations (i.e., U.S. dollar-denominated obligations issued by a foreign branch of a domestic bank), Yankee dollar obligations (i.e., U.S. dollar-denominated obligations issued by a domestic branch of a foreign bank) and obligations of foreign branches of foreign banks. The Money Market Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 50% of its total assets at the time of purchase, provided that there is no limitation upon the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch for any reason fails to pay on the Eurodollar obligation; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors" in this Statement of Additional Information.



TELECOMMUNICATIONS AND TECHNOLOGY FUND



         At least 65% of the Fund's total assets normally will be invested in securities issued by companies in the telecommunications and technology industries.



         Telecommunications and technology companies cover a variety of sectors, ranging from companies concentrating on established technologies to those primarily engaged in emerging or developing technologies. The characteristics of companies focusing on the same technology will vary among countries depending upon the extent to which the technology is established in the particular country. AIM will allocate the Fund's investments among these sectors depending upon its assessment of their relative long-term growth potential.

         Examples of telecommunications/technology companies include those engaged in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcasting (including television and radio, satellite, microwave and cable television and narrowcasting); computer equipment, mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.



         AIM believes that there are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information. The pervasive societal impact of communications and information technologies has been accelerated by the lower costs and higher efficiencies that result from the blending of computers with telecommunications and technology systems. Accordingly, companies engage in the production of methods for using electronic and, potentially, video technology to communicate information are expected to be important in the Fund's portfolio. Older technologies, such as photography and print, also may be represented, however.



         Telecommunications and technology are global industries with significant, growing markets outside of the United States. A sizeable proportion of the companies that comprise the telecommunications industry are headquartered outside of the United States. From time to time, however, a significant portion of the Fund's assets may be invested in the securities of domestic issuers.



         AIM uses its financial expertise in markets located throughout the world in attempting to identify those countries and telecommunications and technology companies then providing the greatest potential for long-term capital appreciation. AIM will allocate the Fund's assets among securities of countries and in currency denominations and industry sectors where opportunities for meeting the Fund's investment objective are expected to be the most attractive.



         The Fund may, in pursuit of its objective, invest up to 5% of its total assets in below investment grade debt securities. See "Risk Factors -- Non-Investment Grade Debt Securities" for more information concerning the risk factors associated with investing in such securities.


VALUE FUND


         The Fund invests primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. The secondary objective of income would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks held in the Fund's portfolio. The Fund may also acquire preferred stocks and debt instruments having prospects for growth of capital.



                             INVESTMENT RESTRICTIONS


FUNDAMENTAL RESTRICTIONS

         Each Fund is subject to the following fundamental investment restrictions, except Global Utilities Fund is not subject to restrictions
(1) or (4):

         Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Consistent with applicable law and unless otherwise provided, all percentage limitations apply at the time of purchase.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act Laws and Interpretations) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the 1940 Act Laws, Interpretations and Exemptions). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions;

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933;

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) for Money Market, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or in investing in securities that are secured by real estate or interests therein;

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests;

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund; and

          Global Utilities is also subject to the following fundamental investment restriction:

          The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act laws, interpretations, and exemptions) its investments in the securities of domestic and foreign public utility companies.


NON-FUNDAMENTAL RESTRICTIONS

         The following non-fundamental investment restrictions apply to all of the Funds, except Global Utilities Fund is not subject to restrictions (1) or
(3), but are not fundamental. They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for Money Market Fund, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.
S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of money market funds and lend money to other investment companies and their series portfolios that have AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker/dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "Advised Fund"). The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowing from banks exceeds 5% of the Fund's total assets.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Not withstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         For purposes of Global Utilities Fund's fundamental restriction regarding industry concentration, public utility companies shall consist of companies that produce or supply electricity, natural gas, water, sanitary services, and telephone, cable, satellite, telegraph or other communication or information transmission services, as well as developing utility technology companies and holding companies which derive at least 40% of their revenues from utility-related activities.

                  CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES

         Each of the Funds has the flexibility to invest, to the extent described below, in a variety of instruments designed to enhance its investment capabilities. Each of the Funds may invest in money market obligations, foreign securities (including ADRs and EDRs), repurchase agreements, reverse repurchase agreements, taxable municipal securities, illiquid securities and Rule 144A securities; the Diversified Income Fund and the Government Fund may invest in U.S. Government Agency Mortgage-Backed Securities; each of the Funds may purchase or sell securities on a delayed delivery or when-issued basis and may borrow money; each of the Funds, other than the Money Market Fund, may lend portfolio securities and make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration.

         Each of the Funds, other than the Money Market Fund, may write (i.e., sell) "covered" put and call options and buy put and call options on domestic and foreign securities, securities indices and currencies. Each of the Funds, other than the Money Market Fund, may use exchange-traded financial futures contracts, options thereon, and forward contracts as a hedge to protect against possible changes in market values. A brief description of these investment instruments and their risks appears below. See "Hedging and Other Investment Techniques" in this Statement of Additional Information for more detailed information.

MONEY MARKET OBLIGATIONS

         When deemed appropriate for temporary or defensive purposes, each of the Funds may hold cash or cash equivalent Money Market Obligations. Of course, the Money Market Fund invests exclusively in Money Market Obligations. While none of the Funds other than the Money Market Fund is required by regulation or fundamental policy to limit such investments to those which, at the date of purchase, are "First Tier" securities as that term is defined in Rule 2a-7 under the 1940 Act, it is the current intention of AIM to limit such investments to those securities which, at the time of purchase, are considered "First Tier" securities or securities which AIM has determined to be of comparable credit quality. To the extent that a Fund invests to a significant degree in these instruments, its ability to achieve its investment objective may be adversely affected.


         In addition to the Money Market Obligations described above, as a temporary or defensive measure, and without regard to their respective investment objectives, AIM, or AIM/INVESCO for the Global Growth and Income Fund, may invest all or substantially all of the assets of each Fund (other than Money Market Fund) in cash or Money Market Obligations, including repurchase agreements, denominated in foreign currencies.


         As set forth in the Prospectus, the Money Market Fund will limit its purchases of Money Market Obligations to U.S. dollar denominated securities which are "First Tier" securities, as such term is defined from time to time in Rule 2a-7 under the 1940 Act. A First Tier Security is generally a security that: (i) has received a short-term rating, or is subject to a guarantee that has received a short-term rating, or, in either case, is issued by an issuer with a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (ii) is an unrated security that the Fund's investment adviser has determined are of comparable quality to a rated security described in (i); (iii) is a security issued by a registered investment company that is a money market fund; or (iv) is a Government Security.

         Subsequent to its purchase by the Fund, an issue of Money Market Obligations may cease to be a First Tier security. Subject to certain exceptions set forth in Rule 2a-7, such an event will not require the elimination of the security from the Fund, but AIM will consider such an event to be relevant in its determination of whether the Fund should continue to hold the security.

REPURCHASE AGREEMENTS


         Each of the Funds may enter into repurchase agreements with institutions believed by the Trust's Board of Trustees to present minimal credit risk. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the sellers' failure to repurchase the obligation in accordance with the terms of the agreement), a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to, those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper.


         Although the underlying collateral for repurchase agreements may have maturities exceeding one year, the Funds will not enter into repurchase agreements expiring in more than seven days. The Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. Securities subject to repurchase agreements will be held in the custodian's account with the Federal Book-Entry System on behalf of the Fund.

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES

         The Diversified Income Fund and the Government Fund may invest in U.S. Government Agency Mortgage-Backed Securities. These securities are obligations issued or guaranteed by the United States Government or by one of its agencies or instrumentalities, including but not limited to GNMA, FNMA, or FHLMC. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any principal prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and servicers of the underlying mortgage loans. GNMA, FNMA and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC Gold Participation Certificates now guarantee timely payment of monthly principal reductions. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. However, historically there have not been any defaults of FNMA or FHLMC issues. See Appendix B for a more complete description of GNMA securities.

         Mortgage-backed securities consist of interests in underlying mortgages generally with maturities of up to thirty years. However, due to early unscheduled payments of principal of the underlying mortgages, the securities have a shorter average life and, therefore, less volatility than a comparable thirty-year bond. The value of U.S. Government Agency Mortgage-Backed Securities, like other traditional debt instruments, will tend to move in the opposite direction compared to interest rates.

CONVERTIBLE SECURITIES

         To the extent consistent with their respective investment objectives, each of the Funds (except the Money Market Fund) may invest in convertible securities. Convertible securities usually consist of corporate debt securities or preferred stock that may in certain circumstances be converted into a predetermined number of shares of another form of that issuer's equity, usually common stock. Convertible securities consequently often involve attributes of both debt and equity instruments, and investment in such securities requires analysis of both credit and stock market risks. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although the Funds will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, each applicable Fund invests in such securities without regard to corporate bond ratings.

REAL ESTATE INVESTMENT TRUSTS ("REITs")


         To the extent consistent with their respective investment objectives and policies, each of the Funds (except the Government Fund and the Money Market
Fund) may invest in equity and/or debt securities issued by REITs. Such investments will not exceed (i) 25% of the total assets of the Aggressive Growth Fund, the Balanced Fund, the Blue Chip Fund, the Capital Appreciation Fund, the Capital Development Fund, the Dent Demographic Trends Fund, the Global Growth and Income Fund, the Global Utilities Fund, the Growth Fund, the Growth and Income Fund, the International Fund, the Telecommunications and Technology Fund and the Value Fund; and (ii) 10% of the total assets of the Diversified Income Fund and the High Yield Fund.


         REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interest therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

FOREIGN SECURITIES



         To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. It is not anticipated that such foreign securities will constitute more than: (i) 20% of the value of the total assets of the Government Fund; (ii) 25% of the value of the total assets of the Aggressive Growth Fund, the Balanced Fund, the Blue Chip Fund, the Capital Appreciation Fund, the Capital Development Fund, the Dent Demographic Trends Fund, the Growth Fund, the Growth and Income Fund, the High Yield Fund and the Value Fund; (iii) 50% of the value of the total assets of the Diversified Income Fund and the Money Market Fund (however, the Money Market Fund may only invest in foreign securities denominated in U.S. dollars); (iv) 75% of the value of the total assets of the Telecommunications Fund; (v) 80% of the value of the total assets of the Global Utilities Fund; and (vi) 90% of the value of the total assets of the Global Growth and Income Fund. The International Fund intends to invest at least 70% of its total assets in foreign securities.


         The Diversified Income Fund may invest in debt obligations which may be denominated in the U.S. dollar or in other currencies issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank, Asian Development Bank and European Economic Community), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. The Diversified Income Fund may also invest in debt obligations issued by corporations denominated in non-U.S. dollar currencies. No more than 25% of the Diversified Income Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country. At the present time, AIM does not intend to invest more than 10% of the Diversified Income Fund's total assets in securities issued by foreign governments or foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. Investments in emerging markets or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. AIM believes that these characteristics of emerging markets can be expected to continue in the future.

         The Global Growth and Income Fund may invest up to 90% of its total assets in securities of foreign companies. Under normal market conditions, the Global Growth and Income Fund will be invested in securities of issuers located in at least three different countries. Investments in securities of issuers in any one country other than the United States, will represent no more than 40% of the Fund's total assets. The Fund may purchase securities of an issuer located in one country but denominated in the currency of another country (or a multinational currency unit).

         The Global Utilities Fund may invest up to 80% of its total assets in securities of foreign companies, including investments in ADRs, EDRs and other securities representing underlying securities of foreign issuers. Under normal market conditions, the Global Utilities Fund will be invested in securities of issuers located in at least four countries, one of which will be the United States, although for defensive purposes, it may invest 100% of its total assets in securities of U.S. issuers. In some foreign countries, utility companies are partially owned by government agencies. In some cases, foreign government agencies may have significant investments in businesses other than utility companies. Also, investments in securities of foreign issuers may involve other risks which are not ordinarily associated with investments in domestic issuers. In addition, investors should also be aware that the Global Utilities Fund may invest in companies located within emerging or developing countries.

         Under normal market conditions the International Fund will invest at least 70% of its total assets in marketable equity securities (including common and preferred stock and depositary receipts for stock) and may invest up to 20% of its total assets in securities exchangeable for or convertible into stock of foreign companies.

         Under normal market conditions, the International Fund intends to invest in the securities of foreign companies located in at least four countries outside the United States. The International Fund will emphasize investment in foreign companies in the developed countries of Western Europe and the Pacific Basin, but the Fund may also invest to a lesser extent in the securities of companies located in developing countries in various regions of the world. At the present time, AIM does not intend to invest more than 20% of the International Fund's total assets in securities issued by foreign governments or foreign companies located in developing countries.

         For a discussion of the risks pertaining to investments in foreign obligations, see "Risk Factors" in this Statement of Additional Information.

FOREIGN EXCHANGE TRANSACTIONS

        Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Funds (except the Money Market Fund) may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Fund. A Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. Dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Fund holds foreign currencies.


ADRS AND EDRS

         To the extent consistent with their respective investment objectives each of the Funds (except the International Fund which is discussed separately above) may also invest in securities which are in the form of ADRs, EDRs or other securities representing underlying securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. ADRs, EDRs and other securities representing underlying securities of foreign issuers are treated as foreign securities for purposes of determining the applicable limitation on investment in foreign securities.

LENDING OF PORTFOLIO SECURITIES

         Each Fund (except the Money Market Fund) may, from time to time, lend securities from their respective portfolios, with a value not exceeding 33 1/3% of their respective total assets, to banks, brokers and other financial institutions, and receive in return collateral in the form of liquid assets which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under each such Fund's investment program. While the securities are being lent, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. A Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. During the period of the loan, the applicable Fund receives the income on both the loaned securities and the collateral (or a fee) and thereby increases its yield. In the event that the borrower defaults on its obligation to return loaned securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the loaned securities. Loans will only be made to persons deemed by AIM to be of good standing and will not be made unless, in the judgment of AIM, the consideration to be earned from such loans would justify the risk.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve the sale by the Fund of portfolio securities, with an agreement that the Fund will repurchase the securities at an agreed upon price, date and interest payment. Each Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price. Each of the Funds may enter into reverse repurchase agreements in amounts not exceeding 33 1/3% of the value of their respective total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by a Fund in lieu of liquidating may decline below the repurchase price of the securities sold by the Fund which is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of the Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. See "Borrowing" in this Statement of Additional Information for percentage limitations on borrowings.

DELAYED DELIVERY AGREEMENTS AND WHEN-ISSUED SECURITIES

         Each Fund may enter into delayed delivery agreements and may purchase securities on a "when-issued" basis.


         Delayed delivery agreements involve commitments by each such Fund to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary settlement date for such securities. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, AIM can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Fund and may enter into delayed delivery agreements to assure that the Fund will be as fully invested as possible in instruments meeting its investment objective. Until the settlement date, the Fund will segregate cash or other liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery securities. The delayed delivery securities, which will not begin to accrue interest until the settlement date, will be recorded as an asset of the Fund and will be subject to the risks of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. If cash is not available to the Fund at the time of settlement, the Fund may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of Trustees has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Trustees may restrict the use of delayed delivery agreements if the risk of loss is determined to be material or if it affects the constant net asset value of the Money Market Fund.


         Many new issues of debt securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Funds will only make commitments to purchase such debt securities with the intention of actually acquiring such securities, but the Funds may each sell these securities before the settlement date if it is deemed advisable. The Fund holds, and maintains until the settlement date segregated liquid assets of a dollar value sufficient at all times to make payment for the when-issued securities. The securities will be marked-to-market and additional assets will be segregated if necessary to maintain adequate coverage of the when-issued commitments.

         Securities purchased on a when-issued basis and the securities held in the Funds' portfolios are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates rise). Therefore, if, in order to achieve higher interest income, a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then-available cash flow, by sale of the segregated securities, by the sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the applicable Fund's payment obligation).

         A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.


         If a Fund enters into a delayed delivery agreement or purchases a when-issued security, the Fund will direct its custodian bank to segregate liquid assets in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the account will equal the amount of such Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are segregated, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase the Fund's exposure to market fluctuation, or may increase the possibility that the Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Fund may employ techniques designed to minimize these risks. No additional delayed delivery agreements or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's net assets would become so committed.


         The Government Fund may engage in buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

DOLLAR ROLL TRANSACTIONS

         In order to enhance portfolio returns and manage prepayment risk, the Diversified Income Fund and the Government Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. See "Borrowing," below for the applicable limitation on dollar roll transactions.




ILLIQUID SECURITIES

         None of the Funds will invest more than 15% of their respective net assets in illiquid securities, including restricted securities which are illiquid. The Money Market Fund will not invest more than 10% of its net assets in illiquid securities.

SPECIAL SITUATIONS

         Although the Capital Appreciation Fund does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

WARRANTS


         The Aggressive Growth Fund, the Blue Chip Fund, the Capital Development Fund, the Dent Demographic Trends Fund, the Global Growth and Income Fund, the Growth and Income Fund, the High Yield Fund and the Telecommunications and Technology Fund may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.


SHORT SALES

         Each of the Funds (except the Money Market Fund) may enter into short sales transactions from time to time. None of these Funds will make short sales of securities nor maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by each of the Funds for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of any such Fund's total assets be deposited or pledged as collateral for such sales at any time.

RULE 144A SECURITIES


         Each of the Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Trust's Board of Trustees. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.


EQUITY-LINKED DERIVATIVES

         Aggressive Growth Fund, Balanced Fund, Blue Chip Fund, Capital Appreciation Fund, Capital Development Fund, Dent Demographic Trends Fund, Global Growth and Income Fund, Global Utilities Fund, Growth and Income Fund, Growth Fund, International Equity Fund, Telecommunications and Technology Fund and Value Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. See "Investment in Other Investment Companies."

INVESTMENT IN OTHER INVESTMENT COMPANIES

         Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Fund. With respect to a Fund's purchase of shares of the Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.

TEMPORARY DEFENSIVE INVESTMENTS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds (except Money Market Fund) may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. The Funds may also invest up to 25% of their respective total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, Money Market Fund may temporarily hold all or a portion of its assets in cash, and may invest up to 25% of its total assets in Affiliated Money Market Funds.

ASSET ALLOCATION AMONG COUNTRIES

         The Global Growth and Income Fund currently contemplates that it will invest principally in securities of issuers in the United States, Canada, Japan, the Western European nations, New Zealand and Australia, and it may invest in securities denominated in more than one currency.

UTILITIES INDUSTRY

         The following is a general description of the particular types of utilities industries in which the Global Utilities Fund may invest.

         Electric Utility Industry. Electric utilities are heavily regulated. Local rates are subject to the review of state commissions, and sales either between companies or that cross state lines are subject to review by the Federal Energy Regulatory Commission. The industry is also subject to regulation by the SEC under the Public Utility Holding Company Act of 1935. In addition, companies constructing or operating nuclear powered generating stations are subject to extensive regulation by the Nuclear Regulatory Commission.

         Electric utility companies are also subject to extensive local regulation in environmental and site location matters. Future legislation with regard to the issues of acid rain and toxic and radioactive wastes could have a significant impact on the manner in which utility companies conduct their business, and the costs that they incur. Since the late 1970s, investor-owned utilities have experienced a number of unfavorable regulatory trends, including increased regulatory resistance to price increases and new legislation encouraging competition.

         Electric utilities have recently become subject to competition in varying degrees. This competition can have the effect of decreasing revenues and profit margins.

         Natural Gas Industry. The natural gas industry is comprised primarily of many small distribution companies and a few large interstate pipeline companies. The Public Utility Holding Company Act of 1935 has generally acted as a bar to the consolidation of pipeline and distribution companies. Regulation of these companies is similar to that of electric companies. The performance of natural gas utilities may also be substantially affected by fluctuations in energy prices. Competition in the natural gas industry has resulted in the consolidation of the industry.

         Communications Industry. Most of the communications industry capacity is concentrated in the hands of a few very large publicly-held companies, unlike the situation in the electric and gas industries. Significant risks for the investor to overcome still exist, however, including risk relating to pricing at marginal versus embedded cost. New entrants may have lower costs of material due to newer technologies or lower standards of reliability than those heretofore imposed by American Telephone & Telegraph ("AT&T") on the industry. Accordingly, the marginal cost of incremental service is much lower than the costs embedded in an existing network. Communications companies are not subject to the Public Utility Holding Company Act of 1935.

         Interstate communications service may be subject to Federal Communications Commission regulation. Local service may be regulated by the states. In addition, AT&T and its former subsidiaries are still subject to judicial review pursuant to the settlement of the antitrust case brought against them by the Department of Justice.

         Water Utility Industry. The water utility industry is composed of regulated public utilities that are involved in the distribution of drinking water to densely populated areas. The industry is geographically diverse and subject to the same rate base and rate of return regulations as are other public utilities. Demand for water is most heavily influenced by the local weather, population growth in the service area and new construction. Supplies of clean, drinkable water are limited and are primarily a function of the amount of past rainfall.

         Other. In addition to the particular types of utilities industries described above, the Fund may invest in developing utility technology companies (such as cellular telephone, fiber optics and satellite communications firms) and in holding companies which derive a substantial portion of their revenues from utility-related activities.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

         Each of the Funds (except the Money Market Fund) may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

         (5) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

         Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

         Each of the Funds may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, a Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of a Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         When writing a call option a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

WRITING PUT OPTIONS

         Each of the Funds may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, a Fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date. This obligation terminates upon the expiration of the put option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS

         Each of the Funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

         A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

PURCHASING CALL OPTIONS

         Each of the Funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         Call options may be purchased by a Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

OVER-THE-COUNTER OPTIONS

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

         A Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

         Each of the Funds may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

         Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

         A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

         A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

         To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

                                  RISK FACTORS

         Investors should consider carefully the following special factors before investing in any of the Funds.

SMALL CAPITALIZATION COMPANIES

         Investors should realize that equity securities of small to medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial resources or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the company's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes.

NON-INVESTMENT GRADE DEBT SECURITIES

         The Balanced Fund, the Diversified Income Fund, the High Yield Fund, and to a lesser extent the Dent Demographic Trends Fund, the Global Utilities Fund, and the Telecommunications Fund may seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the above-named Funds, and increased issuer defaults on junk bonds.

         In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits a Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.


         When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the Trust's trustees to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect a Fund's ability to dispose of such securities at desirable prices.


         In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset based upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments, than those of higher-rated debt securities.

FOREIGN SECURITIES

         Investments by a Fund in foreign securities whether denominated in U.S. dollars or foreign currencies, may entail the following risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.


         CURRENCY RISK. The value of the Fund's foreign investments (except for Money Market Fund, which may only invest in U.S. dollar denominated securities) may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

         POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

         REGULATORY RISK. Foreign companies are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

         MARKET RISK. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies and governments may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative difficulties (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         In addition, there are risks associated with certain investment strategies employed by the Funds as discussed in the previous section.

NON-DIVERSIFIED PORTFOLIO (GLOBAL UTILITIES FUND ONLY)

         The Global Utilities Fund is a non-diversified portfolio, which means that it may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified portfolio. (A diversified portfolio may not invest more than 5% of its assets in obligations of one issuer, with respect to 75% of its total assets.)



                                   MANAGEMENT


TRUSTEES AND OFFICERS

         The trustees and officers of the Trust and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each trustee and executive officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

====================================================================================================================
                                            POSITIONS HELD
         NAME, ADDRESS AND AGE              WITH REGISTRANT           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
*CHARLES T. BAUER (80)                        Trustee and        Director and Chairman, A I M Management Group
                                                Chairman         Inc., A I M Advisors, Inc., A I M Capital
                                                                 Management, Inc., A I M Distributors, Inc.,
                                                                 A I M Fund Services, Inc. and Fund Management
                                                                 Company; and Executive Vice Chairman and
                                                                 Director, AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------------------
BRUCE L. CROCKETT (55)                           Trustee         Director, ACE Limited (insurance company).
906 Frome Lane                                                   Formerly, Director, President and Chief Executive
McLean, VA 22102                                                 Officer, COMSAT Corporation; and Chairman, Board
                                                                 of Governors of INTELSAT (international
                                                                 communications company).
--------------------------------------------------------------------------------------------------------------------
OWEN DALY II (75)                                Trustee         Formerly, Director, Cortland Trust Inc. (investment
Six Blythewood Road                                              company), CF & I Steel Corp., Monumental Life
Baltimore, MD  21210                                             Insurance Company and Monumental General Insurance
                                                                 Company; and Chairman of the Board of Equitable
                                                                 Bancorporation.
--------------------------------------------------------------------------------------------------------------------
EDWARD K. DUNN, JR. (64)                         Trustee         Chairman of the Board of Directors, Mercantile
2 Hopkins Plaza, 8th Floor                                       Mortgage Corp.  Formerly, Vice Chairman of the
Suite 805                                                        Board of Directors, President and Chief Operating
Baltimore, MD  21201                                             Officer, Mercantile-Safe Deposit & Trust Co.; and
                                                                 President, Mercantile Bankshares.
--------------------------------------------------------------------------------------------------------------------
JACK FIELDS (48)                                 Trustee         Chief Executive Officer, Texana Global, Inc.
8810 Will Clayton Parkway                                        (foreign trading company) and Twenty First
Jetero Plaza, Suite E                                            Century, Inc. (a governmental affairs company);
Humble, TX 77338                                                 and Director, Telscape International and
                                                                 Administaff. Formerly, Member of the U.S. House of
                                                                 Representatives.
--------------------------------------------------------------------------------------------------------------------
**CARL FRISCHLING (62)                           Trustee         Partner, Kramer, Levin, Naftalis & Frankel (law
  919 Third Avenue                                               firm). Formerly Partner, Reid and Priest (law
  New York, NY  10022                                            firm).
====================================================================================================================



----------------
* A trustee who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act.



** A trustee who is an interested person" of the Trust as defined in the 1940 Act.

====================================================================================================================
                                            POSITIONS HELD
         NAME, ADDRESS AND AGE              WITH REGISTRANT           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
*ROBERT H. GRAHAM  (53)                        Trustee and       Director, President and Chief Executive Officer,
                                                President        A I M Management Group Inc.; Director and
                                                                 President, A I M Advisors, Inc.; Director and
                                                                 Senior Vice President, A I M Capital Management,
                                                                 Inc., A I M Distributors, Inc., A I M Fund
                                                                 Services, Inc. and Fund Management Company; and
                                                                 Director and CEO, Managed Products, AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------------------
PREMA MATHAI-DAVIS (49)                          Trustee         Chief Executive Officer, YWCA of the U.S.A.
350 Fifth Avenue, Suite 301
New York, NY 10118
--------------------------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK  (57)                           Trustee         Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX  77057
--------------------------------------------------------------------------------------------------------------------
LOUIS S. SKLAR (60)                              Trustee         Executive Vice President, Development and
The Williams Tower, 50th Floor                                   Operations, Hines Interests Limited Partnership
2800 Post Oak Blvd.                                              (real estate development).
Houston, TX  77056
====================================================================================================================


--------------------


* A trustee who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act.

====================================================================================================================
                                            POSITIONS HELD
         NAME, ADDRESS AND AGE              WITH REGISTRANT           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
GARY T. CRUM  (52)                             Senior Vice       Director and President, A I M Capital
                                                President        Management, Inc.; Director and Executive Vice
                                                                 President, A I M Management Group Inc.; Director
                                                                 and Senior Vice President, A I M Advisors, Inc.; and
                                                                 Director, A I M Distributors, Inc. and  AMVESCAP
                                                                 PLC.
--------------------------------------------------------------------------------------------------------------------
CAROL F. RELIHAN  (45)                         Senior Vice       Director, Senior Vice President, General Counsel
                                              President and      and Secretary, A I M Advisors, Inc.; Senior Vice
                                                Secretary        President, General Counsel and Secretary,
                                                                 A I M Management Group Inc.; Director, Vice
                                                                 President and General Counsel, Fund Management
                                                                 Company; General Counsel and Vice President,
                                                                 A I M Fund Services, Inc.; and Vice President,
                                                                 A I M Capital Management, Inc. and
                                                                 A I M Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------
DANA R. SUTTON  (41)                       Vice President and    Vice President and Fund Controller,
                                                Treasurer        A I M Advisors, Inc.; and Assistant Vice
                                                                 President and Assistant Treasurer, Fund
                                                                 Management Company.
--------------------------------------------------------------------------------------------------------------------
ROBERT G. ALLEY  (51)                        Vice President      Senior Vice President, A I M Capital Management,
                                                                 Inc.; and Vice President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
STUART W. COCO (44)                          Vice President      Senior Vice President, A I M Capital Management,
                                                                 Inc. and Vice President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
MELVILLE B. COX  (56)                        Vice President      Vice President and Chief Compliance Officer,
                                                                 A I M Advisors, Inc., A I M Capital Management,
                                                                 Inc., A I M Distributors, Inc.,  A I M Fund
                                                                 Services, Inc., and Fund Management Company.
--------------------------------------------------------------------------------------------------------------------
KAREN DUNN KELLEY (39)                       Vice President      Senior Vice President, A I M Capital Management,
                                                                 Inc.; and Vice President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
EDGAR M. LARSEN (59)                         Vice President      Vice President, A I M Capital
                                                                 Management, Inc.
====================================================================================================================

         The standing committees of the Board are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for:

         o considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability;

         o with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and

         o reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.



         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for:

         o overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and

         o considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policy and pricing matters.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:

         o considering and nominating individuals to stand for election as independent trustees as long as the company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

         o reviewing from time to time the compensation payable to the independent trustees; and

         o making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent trustees.

         The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person was a shareholder of record at the time they submit such names and is entitled to vote at the meeting, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.


         All of the Trust's trustees also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

Remuneration of Trustees

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any Committee thereof. Each trustee of the Trust who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of certain other investment companies advised or managed by AIM. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1999 for each trustee of the Trust:

====================================================================================================================
                                         AGGREGATE             RETIREMENT BENEFITS                TOTAL
                                       COMPENSATION                ACCRUED BY                  COMPENSATION
         TRUSTEE                       FROM TRUST(1)            ALL AIM FUNDS(2)          FROM ALL AIM FUNDS(3)
--------------------------------------------------------------------------------------------------------------------
Charles T. Bauer                 $        -0-               $        -0-               $        -0-
--------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett                $        14,751            $        37,485            $        103,500
--------------------------------------------------------------------------------------------------------------------
Owen Daly II                     $        14,751            $       122,898            $        103,500
--------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.              $        14,751            $        -0-               $        103,500
--------------------------------------------------------------------------------------------------------------------
Jack Fields                      $        14,473            $        15,826            $        101,500
--------------------------------------------------------------------------------------------------------------------
Carl Frischling(4)               $        14,751            $        97,791            $        103,500
--------------------------------------------------------------------------------------------------------------------
Robert H. Graham                 $        -0-               $        -0-               $          -0-
--------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis               $        14,443            $        -0-               $        101,500
--------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock                 $        14,751            $        45,766            $        103,500
--------------------------------------------------------------------------------------------------------------------
Ian W. Robinson(5)               $         3,464            $        94,442            $         25,000
--------------------------------------------------------------------------------------------------------------------
Louis S. Sklar                   $        14,443            $        90,232            $        101,500
====================================================================================================================


------------------


(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 1999, including interest earned thereon, was $111,120.

(2) During the fiscal year ended December 31, 1999, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $28,223. Data reflects compensation estimated for the calendar year ended December 31, 1999.

(3) Each trustee serves as a director or trustee of a total of 12 registered investment companies advised by AIM. Data reflects compensation estimated for the calendar year ended December 31, 1999.

(4) The Trust paid the law firm of Kramer, Levin, Naftalis & Frankel LLP $54,485 in legal fees for services provided to the Funds during the fiscal year ended December 31, 1999. Mr. Frischling, a trustee of the Trust, is a partner in such firm.

(5)      Mr. Robinson was a trustee until March 12, 1999, when he retired.



AIM Funds Retirement Plan for Eligible Directors/Trustees


         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not a employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) and based on the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of all benefits under the Plan, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee, for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming a specified level of compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson, Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 18, 11, 10 and 1 years, respectively.


                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

      ============================================================
           Number of
            Years of
          Service With                   Annual Retirement
       the Applicable AIM             Compensation Paid By All
             Funds                       Applicable AIM Funds
      ============================================================
               10                            $67,500
      ------------------------------------------------------------
               9                             $60,750
      ------------------------------------------------------------
               8                             $54,000
      ------------------------------------------------------------
               7                             $47,250
      ------------------------------------------------------------
               6                             $40,500
      ------------------------------------------------------------
               5                             $33,750
      ============================================================

Deferred Compensation Agreements


         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring trustees elected to defer receipt of 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.


INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS


         Each Fund has entered into a master investment advisory agreement (the "Advisory Agreement") dated April 17, 2000, and a master administrative services agreement (the "Administrative Services Agreement"), dated May 1, 1998, with AIM. A prior investment advisory agreement with substantially similar terms to the Advisory Agreement was in effect prior to April 17, 2000. A prior master administrative services agreement ("Prior Administrative Services Agreement") with substantially similar terms to the Administrative Services Agreement, was in effect prior to May 1, 1998. In addition, AIM has entered into a Sub-Advisory Agreement, dated April 17, 2000, (the "INVESCO Agreement") with INVESCO Asset Management Limited ("INVESCO"), an indirect wholly owned subsidiary of AMVESCAP PLC, with respect to the Global Growth and Income Fund. A prior sub-advisory agreement with substantially similar terms to the Sub-Advisory Agreement was in effect prior to April 17, 2000. The address of INVESCO is 11 Devonshire Square, London, England EC2 M4YR. AIM has also entered into a sub-advisory agreement, dated April 17, 2000 (the "Dent Agreement," collectively with the INVESCO Agreement, the "Sub-Advisory Agreements") with H.S. Dent Advisors, Inc. ("Dent"), with respect to the Dent Demographic Trends

Fund. A prior sub-advisory agreement with substantially identical terms was in effect prior to April 17, 2000. The address of Dent is 6515 Gwin Road, Oakland, California 94611. See "Fund Management" in each Prospectus.

         AIM was organized in 1976, and along with its subsidiaries, manages or advises over 120 investment portfolios encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.


         AIM and the Trust have adopted a Code of Ethics (the "Code of Ethics") which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund and (d) abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.



         The Advisory Agreement for the Funds provides that each Fund will pay all expenses of the Fund, including, without limitation: brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and all other charges and costs of the Fund's operations unless otherwise explicitly provided.



         The Advisory Agreement for the Funds and the Sub-Advisory Agreements for the Global Growth and Income Fund and the Dent Demographic Trends Fund provide that they will each remain in effect until June 30, 2001, and continue in effect from year to year thereafter only if such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act); and (ii) by the affirmative vote of a majority of the trustees who are not parties to the agreement or "interested persons" of any such party (the "Non-Interested Trustees") by votes cast in person at a meeting called for such purpose. The Advisory Agreement was initially approved by the Trust's Board of Trustees (including the affirmative vote of all of the Non-Interested Trustees) on February 3, 2000, and was approved by the Funds' shareholders on April 10, 2000. The Advisory Agreement became effective on April 17, 2000. Each of the Sub-Advisory Agreements for the Global Growth and Income Fund and Dent Demographic Trends Fund was initially approved by the Trust's Board of Trustees (including the affirmative vote of all of the Non-Interested Trustees) on February 3, 2000, and was approved by the applicable Fund's shareholders and became effective April 17, 2000.



         The Advisory and Sub-Advisory Agreements provide that each of AIM
(in the case of the Advisory Agreement), INVESCO (in the case of the INVESCO Agreement), and Dent (in the case of the Dent Agreement), may terminate its agreement with respect to any Fund(s) on sixty (60) days' written notice without penalty. In addition, the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund) may terminate the Advisory or Sub-Advisory Agreements with respect to a Fund on 60 days' written notice without penalty. Each agreement terminates automatically in the event of its assignment.



         As compensation for its services, AIM pays INVESCO 40% of the compensation AIM receives on the portion of the Global Growth and Income Fund's assets that INVESCO subadvises. As compensation for its services, AIM pays Dent the following fees pursuant to the Sub-Advisory Agreement with respect to the Dent Demographic Trends Fund:

NET ASSETS                                                                      ANNUAL RATE
----------                                                                      -----------
First $1 billion .....................................................             0.13%
Over $1 billion, to and including $2 billion .........................             0.10%
Over $2 billion ......................................................             0.07%

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.


         Pursuant to the Advisory Agreement, AIM receives a fee from each of the AIM V.I. Aggressive Growth Fund, the AIM V.I. Balanced Fund, the AIM V.I. Blue Chip Fund, the AIM V.I. Capital Appreciation Fund, the AIM V.I. Capital Development Fund, the AIM V.I. Dent Demographic Trends Fund, the AIM V.I. Diversified Income Fund, the AIM V.I. Global Growth and Income Fund, the AIM V.I. Global Utilities Fund, the AIM V.I. Government Securities Fund, the AIM V.I. Growth Fund, the AIM V.I. Growth and Income Fund, the AIM V.I. High Yield Fund, the AIM V.I. International Equity Fund, the AIM V.I. Money Market Fund, the AIM V.I. Telecommunications and Technology Fund and the AIM V.I. Value Fund calculated at the following annual rate, based on the average daily net assets of the Fund during the year:



                       AIM V.I. CAPITAL APPRECIATION FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                              AIM V.I. GROWTH FUND
                         AIM V.I. GROWTH AND INCOME FUND
                               AIM V.I. VALUE FUND


                                                                                  ANNUAL
NET ASSETS                                                                         RATE
----------                                                                         ----
First $250 million ...................................................             0.65%
Over $250 million ....................................................             0.60%

                         AIM V.I. AGGRESSIVE GROWTH FUND

                                                                                  ANNUAL
NET ASSETS                                                                         RATE
----------                                                                         ----
First $150 million ...................................................             0.80%
Over $150 million ....................................................            0.625%


                             AIM V.I. BALANCED FUND

                                                                                  ANNUAL
NET ASSETS                                                                         RATE
----------                                                                         ----
First $150 million ...................................................             0.75%
Over $150 million ....................................................             0.50%

                             AIM V.I. BLUE CHIP FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND

                                                                                  ANNUAL
NET ASSETS                                                                         RATE
----------                                                                         ----
First $350 million ...................................................             0.75%
Over $350 million ....................................................            0.625%

                      AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                                                  ANNUAL
NET ASSETS                                                                         RATE
----------                                                                         ----
First $2 billion .....................................................             0.85%
Over $2 billion ......................................................             0.80%


                        AIM V.I. DIVERSIFIED INCOME FUND

                                                                                  ANNUAL
NET ASSETS                                                                         RATE
----------                                                                         ----
First $250 million ...................................................             0.60%
Over $250 million ....................................................             0.55%



                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
                AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND


                                                                                  ANNUAL
NET ASSETS                                                                         RATE
----------                                                                         ----
All ..................................................................             1.00%


                       AIM V.I. GOVERNMENT SECURITIES FUND

                                                                                  ANNUAL
NET ASSETS                                                                         RATE
----------                                                                         ----
First $250 million ...................................................             0.50%
Over $250 million ....................................................             0.45%


                            AIM V.I. HIGH YIELD FUND

                                                                                  ANNUAL
NET ASSETS                                                                         RATE
----------                                                                         ----
First $200 million ...................................................            0.625%
Next $300 million ....................................................             0.55%
Next $500 million ....................................................             0.50%
Amount over $1 billion ...............................................             0.45%


                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                                  ANNUAL
NET ASSETS                                                                         RATE
----------                                                                         ----
First $250 million ...................................................             0.75%
Over $250 million ....................................................             0.70%


                           AIM V.I. MONEY MARKET FUND

                                                                                  ANNUAL
NET ASSETS                                                                         RATE
----------                                                                         ----
First $250 million ...................................................             0.40%
Over $250 million ....................................................             0.35%

         Each of the Funds (except the AIM V.I. Blue Chip Fund and the AIM V.I. Dent Demographic Trends Fund) paid to AIM a management fee (net of fee waivers) for the fiscal years ended December 31, 1999, December 31, 1998, and December 31, 1997, under a prior, substantially similar advisory agreement, as follows:



                                                       December 31,   December 31,   December 31,
                                                           1999           1998          1997
                                                           ----           ----          ----
  AIM V.I. Aggressive Growth Fund                      $     7,663     $   1,609*     N/A
  AIM V.I. Balanced Fund                               $   210,282     $     -0-*     N/A
  AIM V.I. Capital Appreciation Fund                   $ 4,830,846     $3,521,837    $ 3,083,708
  AIM V.I. Capital Development Fund                    $       -0-     $     -0-*     N/A
  AIM V.I. Diversified Income Fund                     $   556,418     $  580,119    $   447,539
  AIM V.I. Global Growth and Income Fund               $   436,438       N/A          N/A
  AIM V.I. Global Utilities Fund                       $   202,137     $  161,488    $   106,309
  AIM V.I. Government Securities Fund                  $   315,598     $  221,956    $   138,550
  AIM V.I. Growth Fund                                 $ 3,026,404     $1,941,818    $ 1,453,488
  AIM V.I. Growth and Income Fund                      $10,438,977     $5,556,833    $ 2,609,695
  AIM V.I. High Yield Fund                             $   101,825     $     -0-*     N/A
  AIM V.I. International Equity Fund                   $ 2,066,153     $1,744,127    $ 1,519,323
  AIM V.I. Money Market Fund                           $   317,031     $  252,407    $   254,546
  AIM V.I. Telecommunications and Technology Fund      $   756,068       N/A          N/A
  AIM V.I. Value Fund                                  $10,380,472     $5,570,566    $ 3,303,799


         * Fees paid were for the period May 1, 1998 (date operations commenced) through December 31, 1998.




         For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, AIM waived management fees for each Fund (except the AIM V.I. Blue Chip Fund and the AIM V.I. Dent Demographic Trends Fund) as follows:


                                                     December 31,       December 31,        December 31,
                                                         1999               1998                1997
                                                         ----               ----                ----
  AIM V.I. Aggressive Growth Fund                      $59,101        $    11,445*             N/A
  AIM V.I. Balanced Fund                               $   -0-        $    21,238*             N/A
  AIM V.I. Capital Appreciation Fund                   $   -0-        $     -0-          $        -0-
  AIM V.I. Capital Development Fund                    $35,726        $     9,522*             N/A
  AIM V.I. Diversified Income Fund                     $   -0-        $     -0-          $        -0-
  AIM V.I. Global Growth and Income Fund               $   -0-              N/A          $     N/A
  AIM V.I. Global Utilities Fund                       $   -0-        $     -0-          $        -0-
  AIM V.I. Government Securities Fund                  $   -0-        $     -0-          $        -0-
  AIM V.I. Growth Fund                                 $   -0-        $     -0-          $        -0-
  AIM V.I. Growth and Income Fund                      $   -0-        $     -0-          $        -0-
  AIM V.I. High Yield Fund                             $ 1,750        $    20,728*             N/A
  AIM V.I. International Equity Fund                   $   -0-        $     -0-          $        -0-
  AIM V.I. Money Market Fund                           $   -0-        $     -0-          $        -0-
  AIM V.I. Telecommunications and Technology Fund      $   -0-              N/A          $     N/A
  AIM V.I. Value Fund                                  $   -0-        $     -0-          $        -0-


         * Fees waived were for the period May 1, 1998 (date operations commenced) through December 31, 1998.

         In addition to the management fees paid by each Fund (except the AIM V.I. Blue Chip Fund and the AIM V.I. Dent Demographic Trends Fund) for the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, AIM absorbed other expenses as follows:


                                                        December 31,          December 31,        December 31,
                                                            1999                  1998                1997
                                                            ----                  ----                ----
  AIM V.I. Aggressive Growth Fund                         $  43,901             $  43,400             N/A
  AIM V.I. Balanced Fund                                  $  26,814             $  25,501             N/A
  AIM V.I. Capital Appreciation Fund                      $  -0-                $  -0-          $        -0-
  AIM V.I. Capital Development Fund                       $  68,305             $  48,808             N/A
  AIM V.I. Diversified Income Fund                        $  -0-                $  -0-          $        -0-
  AIM V.I. Global Growth and Income Fund                  $  11,500                N/A                N/A
  AIM V.I. Global Utilities Fund                          $  -0-                $  -0-          $        -0-
  AIM V.I. Government Securities Fund                     $  -0-                $  -0-          $        -0-
  AIM V.I. Growth Fund                                    $  -0-                $  -0-          $        -0-
  AIM V.I. Growth and Income Fund                         $  -0-                $  -0-          $        -0-
  AIM V.I. High Yield Fund                                $  43,433             $  24,798             N/A
  AIM V.I. International Equity Fund                      $  -0-                $  -0-          $        -0-
  AIM V.I. Money Market Fund                              $  -0-                $  -0-          $        -0-
  AIM V.I. Telecommunications and Technology Fund         $  -0-                   N/A                N/A
  AIM V.I. Value Fund                                     $  -0-                $  -0-          $        -0-


         * Fee amounts are for the period May 1, 1998 (date operations commenced) through December 31, 1998.




         The Administrative Services Agreement for the Funds provides that AIM may perform certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. For such services, AIM would be entitled to receive from each Fund reimbursement of its expenses. In addition, AIM provides, or assures that Participating Insurance Companies will provide, certain services implementing the Trust's funding arrangements with Participating Insurance Companies. These services include: establishment of compliance procedures; negotiation of participation agreements; preparation of prospectuses, financial reports and proxy statements for existing Contractowners; maintenance of master accounts; facilitation of purchases and redemptions requested by Contractowners; distribution to existing Contractowners of copies of prospectuses, proxy materials, periodic Fund reports and other materials; maintenance of records; and Contractowner services and communication. Effective May 1, 1998, the Funds reimburse AIM for its costs in providing, or assuring that Participating Insurance Companies provide, these services, currently in an amount up to 0.25% of the average net asset value of each Fund. AIM has agreed to bear certain of these costs on the net assets of each Fund as of April 30, 1998.



         The Administrative Services Agreement for the Funds provides that the agreement will remain in effect for the initial term and continue in effect from year to year thereafter only if such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act); and (ii) by the affirmative vote of a majority of the Non-Interested Trustees, by votes cast in person at a meeting called for such purpose. The agreement terminates automatically in the event of its assignment or in the event of termination of the Advisory Agreement.

         For the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, AIM received reimbursement of administrative services costs from each of the Funds (except the AIM V.I. Blue Chip Fund, the AIM V.I. Dent Demographic Trends Fund) pursuant to the Administrative Services Agreement and the Prior Administrative Services Agreement as follows:



                                                        December 31,         December 31,         December 31,
                                                            1999                 1998                 1997
                                                            ----                 ----                 ----
  AIM V.I. Aggressive Growth Fund                         $      -0-        $   26,658*            N/A
  AIM V.I. Balanced Fund                                  $   17,161        $   26,649*            N/A
  AIM V.I. Capital Appreciation Fund                      $   78,369        $   62,063             $43,588
  AIM V.I. Capital Development Fund                       $      -0-        $   26,658*            N/A
  AIM V.I. Diversified Income Fund                        $   50,901        $   47,528             $48,683
  AIM V.I. Global Growth and Income Fund                  $   20,870            N/A                N/A
  AIM V.I. Global Utilities Fund                          $   51,234        $   46,855             $47,128
  AIM V.I. Government Securities Fund                     $   44,501        $   50,152             $37,872
  AIM V.I. Growth Fund                                    $   73,728        $   57,128             $44,692
  AIM V.I. Growth and Income Fund                         $  102,711        $  296,138             $43,065
  AIM V.I. High Yield Fund                                $      -0-        $   28,103*            N/A
  AIM V.I. International Equity Fund                      $   64,730        $   76,026             $59,724
  AIM V.I. Money Market Fund                              $   44,311        $   36,480             $38,289
  AIM V.I. Telecommunications Fund                        $   34,698            N/A                N/A
  AIM V.I. Value Fund                                     $  107,813        $  420,725             $53,632



         * Fees paid were for the period May 1, 1998 (date operations commenced) through December 31, 1998.





THE DISTRIBUTION AGREEMENT


         The Funds have entered into a master distribution agreement (the "Distribution Agreement") with AIM Distributors, dated April 17, 2000. Information concerning AIM Distributors and the continuous offering of the Funds' shares is set forth in the Prospectus under the heading "Fund Management." The Distribution Agreement provides that AIM Distributors will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information of the Funds relating to the sale of Fund shares. The Distribution Agreement provides that the Funds shall bear the expenses of qualification of shares of the Fund for sale in connection with the public offering in any jurisdictions where qualification is required by law. AIM Distributors has not undertaken to sell any specified number of shares of the Funds.



         The Distribution Agreement for the Funds provides that it will continue in effect until June 30, 2001 and from year to year thereafter only if such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act); and (ii) by the affirmative vote of a majority of Non-Interested Trustees by votes cast in person at a meeting called for such purpose. The Trust or AIM Distributors may terminate its Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share (or share price) of each of the Funds will be determined as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each "business day of the Fund." In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern
Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE. A "business day of a Fund" is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a Fund is determined by subtracting the liabilities (e.g., the expenses) of the Fund from the assets of the Fund and dividing the result by the total number of shares outstanding of such Fund. The determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.


         VALUATION OF INVESTMENTS OF ALL FUNDS EXCEPT THE MONEY MARKET FUND. Among other items, a Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers and in accordance with methods which are specifically authorized by the Board of Trustees of the Trust. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.



         VALUATION OF THE MONEY MARKET FUND'S INVESTMENTS. The Money Market Fund uses the amortized cost method of valuing the securities held by the Fund and rounds the Fund's per share net asset value to the nearest whole cent; therefore, it is anticipated that the net asset value of the shares of the Fund will remain constant at $1.00 per share. However, the Trust can give no assurance that the Fund can maintain a $1.00 net asset value per share.


         FUTURES CONTRACTS. Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund that has entered into the futures contract records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

         For the Money Market Fund: The net asset value per share of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the number of shares outstanding of the Fund and rounding the resulting per share net asset value to the nearest one cent. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         The securities of the Fund are valued on the basis of amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if the security were sold. During such periods, the daily yield on shares of the Fund computed as described under "Yield Information" may differ somewhat from an identical computation made by another investment company with identical investments utilizing available indications as to the market value of its portfolio securities.


         The valuation of the portfolio instruments based upon their amortized cost and the concomitant maintenance of the net asset value per share of $1.00 for the Fund is permitted in accordance with applicable rules and regulations of the SEC which require the Fund to adhere to certain conditions. The Fund will invest only in "Eligible Securities," as defined in Rule 2a-7 of the 1940 Act, which the Fund's Board of Trustees has determined present minimal credit risk. Rule 2a-7 also requires, among other things, that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 397 calendar days or less.

         The Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share at $1.00 for the Fund as computed for the purpose of sales and redemptions. Such procedures include review of the Fund's holdings by the Board of Trustees at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Fund deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the Fund's shares. In the event the Board of Trustees determines that such a deviation exists for the Fund, it will take such corrective action as the Board of Trustees deems necessary and appropriate with respect to the Fund, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.


         The Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.


         For All Other Funds: The net asset value per share of each Fund is normally determined daily as of the close of trading on the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Trust. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts closing prices which are available 15 minutes after the close of trading of the NYSE will generally be used. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of shares outstanding. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.



         Each equity security held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.



         Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such foreign securities used in computing the net asset value of each Fund's shares are determined at such times as trading is completed. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such foreign securities and such foreign securities exchange rates may occur after the time at which such values are determined and prior to the close of the NYSE that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

                        PURCHASE AND REDEMPTION OF SHARES


         The Trust offers the shares of the Funds, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Fund in the Trust. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges. Currently several insurance company separate accounts invest in the Funds.



         The Trust, in the future, may offer the shares of its Funds to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.



         The Board of Trustees monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board of Trustees may require a separate account or Plan to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemptions proceeds to a separate account (or plan) withdrawing because of a conflict.


         Each Fund ordinarily effects orders to purchase or redeem its shares that are based on transactions under Policies or Contracts (e.g., purchase or premium payments, surrender or withdrawal requests, etc.) at the Fund's net asset value per share next computed on the day on which the separate account processes such transactions. Each Fund effects orders to purchase or redeem its shares that are not based on such transactions at the Fund's net asset value per share next computed on the day on which the Fund receives the orders.

         Please refer to the appropriate separate account prospectus related to your Contract for more information regarding the Contract.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

         DIVIDENDS AND DISTRIBUTIONS. The Funds declare and distribute dividends representing substantially all net investment income as follows:


                                                                          DIVIDENDS             DIVIDENDS
                                                                          DECLARED                PAID
                                                                          --------              ---------
         AIM V.I. Aggressive Growth Fund ................................ annually              annually
         AIM V.I. Balanced Fund ......................................... annually              annually
         AIM V.I. Blue Chip Fund ........................................ annually              annually
         AIM V.I. Capital Appreciation Fund ............................. annually              annually
         AIM V.I. Capital Development Fund .............................. annually              annually
         AIM V.I. Dent Demographic Trends Fund........................... annually              annually
         AIM V.I. Diversified Income Fund ............................... annually              annually
         AIM V.I. Global Utilities Fund ................................. annually              annually

                                                                          DIVIDENDS             DIVIDENDS
                                                                          DECLARED                PAID
                                                                          --------              ---------
         AIM V.I. Global Growth and Income Fund ......................... annually              annually
         AIM V.I. Government Securities Fund ............................ annually              annually
         AIM V.I. Growth Fund ........................................... annually              annually
         AIM V.I. Growth and Income Fund ................................ annually              annually
         AIM V.I. High Yield Fund ....................................... annually              annually
         AIM V.I. International Equity Fund ............................. annually              annually
         AIM V.I. Money Market Fund .....................................    daily                 daily
         AIM V.I. Telecommunications Fund................................ annually              annually
         AIM V.I. Value Fund ............................................ annually              annually

         Substantially all net realized capital gains, if any, are distributed on an annual basis, except for the Money Market Fund, which may distribute net realized short-term gains more frequently.

         All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund issuing the distribution at the net asset value determined on the reinvestment date.


         TAX MATTERS. Each series of shares of the Trust is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, a Fund will not be subject to federal income tax to the extent it distributes to its shareholders its net investment income and net capital gains.


         In order to qualify as a regulated investment company, each Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts, each Fund intends to comply with additional requirements of Section 817(h) of the Code relating to both diversification of its assets and eligibility of an investor to be its shareholder. Certain of these requirements in the aggregate may limit the ability of a Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

         The holding of the foreign currencies and investments by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.

         Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

         Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.






         Because each Fund intends to qualify under the Code as a RIC for each taxable year, each Fund must, among other things, meet the following requirements: A. Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must diversify its holdings so that, at the end of each fiscal quarter or within 30 days thereafter: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs).


         The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year at least 98% of its ordinary income for the calendar year, at least 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year and certain other amounts. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax. Some Funds meet an exception which results in their not being subject to excise tax.

         As a RIC, each Fund will not be subject to federal income tax on its income and gains distributed to shareholders if it distributes at least (i) 90% of its investment company taxable income for the taxable year; and (ii) 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2).

         Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on each Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of each Fund as assets of the corresponding division of the insurance company separate accounts, each Fund intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. The regulations also provide that a Fund's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of a Fund or the trustee of a qualified pension plan. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the Section 817(h) requirements would result in taxation of and treatment of the Contract holders investing in a corresponding division other than as described in the applicable prospectuses of the various insurance company separate accounts.


                            MISCELLANEOUS INFORMATION

AUDIT REPORTS


         The Trust furnishes semi-annual reports containing information about the Funds and their operations, including a list of the investments held in each Fund's portfolio and their respective financial statements. Financial statements, audited by independent auditors, will be issued annually. The firm of Tait, Weller & Baker, Eight Penn Center Plaza, Philadelphia, PA 19103, serves as the auditors of each Fund.

LEGAL MATTERS


         Freedman, Levy, Kroll & Simonds, Washington, D.C. has advised the Trust on certain federal securities law matters.


CUSTODIAN AND TRANSFER AGENT


         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is custodian of all securities and cash of the Funds. The custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds, and performs certain other ministerial duties. State Street also acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay State Street such compensation as may be agreed upon from time to time.


PRINCIPAL HOLDERS OF SECURITIES

         To the best of the knowledge of each Fund, the names of the record holders of 5% or more of the outstanding shares of the Fund as of February 1, 2000, and the percentage of the outstanding shares of such Fund owned by such shareholders as of such date are set out below. The address of A I M Advisors, Inc. is 11 Greenway Plaza, Suite 100, Houston, TX 77046. The address of Connecticut General Life Insurance Company is 900 Cottage Grove Road, Hartford, CT 06152-2321. The address of Glenbrook Life and Annuity Company is 3100 Sanders Road, N4C, Northbrook, IL 60062. The address of IDS Life Insurance Company is IDS Tower 10, T27/52, Minneapolis, MN 55440. The address of Merrill Lynch Life Insurance Company is 800 Scudders Mill Road, Plainsboro, NJ 08536. The address of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey is Gateway Center Three, 13th Floor, Newark, NJ 07102. The address of First Citicorp Life Insurance Company is One Court Square, Long Island City, NY 11120. The address of Union Central Life Insurance Company is 1876 Waycross Road, Cincinnati, OH 45240. The address for Hartford Life Insurance Company is 200 Hopmeadow Street, Simsburg, CT 06089. The address of Security Life of Denver Insurance Company is 1290 Broadway, Denver, CO 80203. The address of Aetna Life Insurance and Annuity Company is 151 Farmington Avenue, Hartford, CT 06156. The address of General American Life Insurance Company is 9735 Landmark Parkway Drive, St. Louis, MO 63127. The address of The Lincoln National Life Insurance Company is 1300 S. Clinton, Fort Wayne, IN 46802.

AIM V.I. AGGRESSIVE GROWTH FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD            BENEFICIALLY         PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Glenbrook Life & Annuity Company                          -0-                   -0-                   98.47%*


AIM V.I. BALANCED FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Glenbrook Life & Annuity Company                          -0-                   -0-                   76.89%*

Union Central Life Insurance Company                      -0-                   -0-                   22.45%




AIM V.I. BLUE CHIP FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
A I M Advisors, Inc.                                      -0-                   -0-                   62.06%*

Glenbrook Life & Annuity Company                          -0-                   -0-                   37.95%*



AIM V.I. CAPITAL APPRECIATION FUND



                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Connecticut General Life Insurance Company                -0-                   -0-                   34.09%*

Glenbrook Life & Annuity Company                          -0-                   -0-                   19.33%

Merrill Lynch Life Insurance Company                      -0-                   -0-                   15.68%

Aetna Life Insurance and Annuity Company                  -0-                   -0-                   11.19%


AIM V.I. CAPITAL DEVELOPMENT FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Glenbrook Life & Annuity Company                          -0-                   -0-                   50.40%*

IDS Life Insurance Company                                -0-                   -0-                   49.20%*


AIM V.I. DENT DEMOGRAPHIC TRENDS FUND



                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Glenbrook Life & Annuity Company                          -0-                   -0-                   73.99%*

A I M Advisors, Inc.                                      -0-                   -0-                   25.69%*


----------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

AIM V.I. DIVERSIFIED INCOME FUND

                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Connecticut General Life Insurance Company                -0-                   -0-                   47.13%*

Glenbrook Life & Annuity Company                          -0-                   -0-                   29.99%*

General American Life Insurance Company                   -0-                   -0-                   14.30%



AIM V.I. GLOBAL GROWTH AND INCOME FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
General American Life Insurance Company                   -0-                   -0-                   99.64%*



AIM V.I. GLOBAL UTILITIES FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Connecticut General Life Insurance Company                -0-                   -0-                   49.30%*

Glenbrook Life & Annuity Company                          -0-                   -0-                   43.74%*



AIM V.I. GOVERNMENT SECURITIES FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Connecticut General Life Insurance Company                -0-                   -0-                 30.10%*

Glenbrook Life & Annuity Company                          -0-                   -0-                 27.54%*

First Citicorp Life Insurance Company                     -0-                   -0-                 19.48%

Security Life of Denver Insurance Company                 -0-                   -0-                 11.34%


----------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

AIM V.I. GROWTH FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Connecticut General Life Insurance Company                -0-                   -0-                 38.80%*

Glenbrook Life & Annuity Company                          -0-                   -0-                 24.84%

Aetna Life Insurance and Annuity Company                  -0-                   -0-                 10.82%

The Lincoln National Life Insurance Company               -0-                   -0-                  5.78%



AIM V.I. GROWTH AND INCOME FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
IDS Life Insurance Company                                -0-                   -0-                 61.43%*

Glenbrook Life & Annuity Company                          -0-                   -0-                  9.47%

Pruco Life Insurance Company                              -0-                   -0-                  8.12%

Connecticut General Life Insurance Company                -0-                   -0-                  7.75%



AIM V.I. HIGH YIELD FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Glenbrook Life & Annuity Company                          -0-                   -0-                  57.13%*

Hartford Life Insurance Company                           -0-                   -0-                  35.27%*

A I M Advisors, Inc.                                      -0-                   -0-                   7.53%


----------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

AIM V.I. INTERNATIONAL EQUITY FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Connecticut General Life Insurance Company                -0-                   -0-                  41.62%*

Glenbrook Life & Annuity Company                          -0-                   -0-                  19.71%

General American Life Insurance Company                   -0-                   -0-                  11.87%

First Citicorp Life Insurance Company                     -0-                   -0-                   6.12%



AIM V.I. MONEY MARKET FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Connecticut General Life Insurance Company                -0-                   -0-                 48.91%*

Glenbrook Life & Annuity Company                          -0-                   -0-                 29.94%*

General American Life Insurance Company                   -0-                   -0-                 19.27%



AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
General American Life Insurance Company                   -0-                   -0-                 97.13%*




AIM V.I. VALUE FUND


                                                     PERCENT OWNED         PERCENT OWNED
            NAME OF                                    OF RECORD           BENEFICIALLY           PERCENT OWNED
         RECORD OWNER                              AND BENEFICIALLY            ONLY              OF RECORD ONLY
         ------------                              ----------------        -------------         --------------
Merrill Lynch Life Insurance Company                      -0-                   -0-                 25.05%*

Connecticut General Life Insurance Company                -0-                   -0-                 21.82%

Pruco Life Insurance Company of New Jersey                -0-                   -0-                 15.27%

Glenbrook Life & Annuity Company                          -0-                   -0-                 12.23%





         As of February 1, 2000, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of the Company.

----------

* A shareholder who beneficially owns more than 25% of the voting securities of a Fund may be presumed to "control" the Fund. The Funds understand that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

owns over 25% of the shares of the Fund that are outstanding, it may be presumed to be in "control" of the Fund, as defined in the 1940 Act.

         As of February 1, 2000, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Trust.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                                   APPENDIX A

-------------------------------------------------------------------------------

                      DESCRIPTION OF CORPORATE BOND RATINGS

     Investment grade debt securities are those rating categories indicated by an asterisk (*).

     Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

     *Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     *Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     *A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     *Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Standard and Poor's Ratings Services classifications are as follows:

     *AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     *AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     *A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     *BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

     BB, B, CCC, CC, C -- Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB --" rating.

     B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB --" rating.

     CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it's not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B --" rating.

     CC -- The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C -- The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC--" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     C1 -- The rating "C1" is reserved for income bonds on which no interest is being paid.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The rating from "AA" to "CCC" maybe modified by the addition of a plus or minus sign to show relative standing within the major categories.

     Duff & Phelps fixed-income ratings are as follows:

     *AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     *AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     *A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     *BBB+, BBB, BBB- -- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

     CCC -- Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     Fitch IBCA Inc.'s bond ratings are as follows:

     *AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     *AA -- Bonds considered to be Investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

     *A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     *BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C -- Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "DDD", "DD", or "D" categories.

                                   APPENDIX B

--------------------------------------------------------------------------------

               DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
                  U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

     The following list includes certain common Agency Securities, as defined in the Prospectus, and does not purport to be exhaustive.

     EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

     FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned, nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government.

     FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System.

     FHA DEBENTURES -- are debentures issued by the Federal Housing Authority of the U.S. Government.

     FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration of the U.S. Government.

     FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") BONDS -- are bonds issued and guaranteed by FHLMC, a corporate instrumentality of the U.S. Government. The Federal Home Loan Banks own all the capital stock of FHLMC, which obtains its funds by selling mortgages (as well as participation interests in the mortgages) and by borrowing funds through the issuance of debentures and otherwise.

     FHLMC PARTICIPATION CERTIFICATES OR "FREDDIE MACS" -- represent undivided interests in specified groups of conventional mortgage loans (and/or participation interests in those loans) underwritten and owned by FHLMC. At least 95% of the aggregate principal balance of the whole mortgage loans and/or participations in a group formed by FHLMC typically consists of single-family mortgage loans, and not more than 5% consists of multi-family loans. FHLMC Participation Certificates are not guaranteed by, and do not constitute a debt or obligation of, the U.S. Government or any Federal Home Loan Bank. FHLMC Participation Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. FHLMC guarantees to each registered holder of a Participation Certificate, to the extent of such holder's pro rata share (i) the timely payment of interest accruing at the applicable certificate rate on the unpaid principal balance outstanding on the mortgage loans, and (ii) collection of all principal on the mortgage loans without any offset or deductions. Pursuant to these guaranties, FHLMC indemnifies holders of Participation Certificates against any reduction in principal by reason of charges for property repairs, maintenance, and foreclosure.

     FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") BONDS -- are bonds issued and guaranteed by FNMA, a federally chartered and privately-owned corporation.

     FNMA PASS-THROUGH CERTIFICATES OR "FANNIE MAES" -- are mortgage pass-through certificates issued and guaranteed by FNMA. FNMA Certificates represent a fractional undivided ownership interest in a pool of mortgage loans either provided from FNMA's own portfolio or purchased from primary lenders. The mortgage loans included in the pool are conventional, insured by the Federal Housing Administration or guaranteed by the Veterans Administration. FNMA Certificates are not backed by, nor entitled to, the full faith and credit of the U.S. Government.

     Loans not provided from FNMA's own portfolio are purchased only from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity. FNMA may purchase an entire loan pool from a single lender, and issue Certificates backed by that loan pool alone, or may package a pool made up of loans purchased from various lenders.

     Various types of mortgage loans, and loans with varying interest rates, may be included in a single pool, although each pool will consist of mortgage loans related to one-family or two-to-four family residential properties. Substantially all FNMA mortgage pools currently consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, loan term, underwriting standards and insurance coverage.

     All mortgage loans are held by FNMA as trustee pursuant to a trust indenture for the benefit of Certificate holders. The trust indenture gives FNMA responsibility for servicing and administering the loans in a pool. FNMA contracts with the lenders or other servicing institutions to perform all services and duties customary to the servicing of mortgages, as well as duties specifically prescribed by FNMA, all under FNMA supervision. FNMA may remove service providers for cause.

     The pass-through rate on FNMA Certificates is the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a fee to FNMA as compensation for servicing and for FNMA's guarantee lenders servicing the underlying mortgage loans receive as compensation a portion of the fee paid to FNMA, the excess yields on pooled loans with coupon rates above the lowest rate borne by any mortgage loan in the pool and certain other amounts collected, such as late charges.

     The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

     FNMA Certificates are marketed by the servicing lender banks, usually through securities dealers. The lender of a single lender pool typically markets all Certificates based on that pool, and lenders of multiple lender pools market Certificates based on a pro rata interest in the aggregate pool. The amount of FNMA Certificates currently outstanding is limited.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES OR "GINNIE MAES" -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development.

     GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because they entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

     The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose little risk to principal investment because of the GNMA guarantee.

     As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single family dwelling mortgage with 25- to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

     The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

     Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     GENERAL SERVICES ADMINISTRATION ("GSA") PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government.

     MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government.

     NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

     PUBLIC HOUSING NOTES AND BONDS -- are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

     SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

     SLMA DEBENTURES -- are debentures backed by the Student Loan Marketing Association.

     TITLE XI BONDS -- are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

     WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the Secretary of Transportation of the U.S. Government.

                                   APPENDIX C

-------------------------------------------------------------------------------

                     DESCRIPTION OF MONEY MARKET OBLIGATIONS

     The following list does not purport to be an exhaustive list of all Money Market Obligations, and the Funds reserve the right to invest in Money Market Obligations other than those listed below:

1.   GOVERNMENT OBLIGATIONS.

     U.S. GOVERNMENT DIRECT OBLIGATIONS -- Bills, notes, and bonds issued by the U.S. Treasury.

     U.S. GOVERNMENT AGENCIES SECURITIES -- Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

     FOREIGN GOVERNMENT OBLIGATIONS -- These are U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund's investment advisor to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

2.   BANK INSTRUMENTS.

     BANKERS' ACCEPTANCES -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

     CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

     TIME DEPOSITS -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

     EURODOLLAR OBLIGATIONS -- A Eurodollar obligation is a U.S.
dollar-denominated obligation issued by a foreign branch of a domestic bank.

     YANKEE DOLLAR OBLIGATIONS -- A Yankee dollar obligation is a U.S. dollar-denominated obligation issued by a domestic branch of a foreign bank.

3.   COMMERCIAL INSTRUMENTS.

     COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

     VARIABLE RATE MASTER DEMAND NOTES -- Variable rate master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria as discussed in the Statement of Additional Information under "Investment Programs." The interest rate on a variable rate master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. All variable rate master demand notes acquired by the Money Market Fund will be payable within a prescribed notice period not to exceed seven days.

4.   REPURCHASE AGREEMENTS.

     A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

5.   TAXABLE MUNICIPAL SECURITIES.

     Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

                              FINANCIAL STATEMENTS











                                       FS

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with generally accepted accounting principles.

                               /s/ TAIT, WELLER & BAKER

                                   TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                        AIM V.I. AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                             MARKET
                                                   SHARES    VALUE

COMMON STOCKS AND OTHER EQUITY

INTERESTS - 88.57%

AIR FREIGHT - 0.55%

Eagle USA Airfreight, Inc.(a)                        1,000 $   43,125
---------------------------------------------------------------------
Expeditors International of Washington, Inc.         1,200     52,575
---------------------------------------------------------------------
                                                               95,700
---------------------------------------------------------------------

AIRLINES - 0.41%

Ryanair Holdings PLC -  ADR (Ireland)(a)             1,300     71,662
---------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.86%

Gentex Corp.(a)                                      3,500     97,125
---------------------------------------------------------------------
Meritor Automotive, Inc.                             1,700     32,937
---------------------------------------------------------------------
Tower Automotive, Inc.(a)                            1,200     18,525
---------------------------------------------------------------------
                                                              148,587
---------------------------------------------------------------------

BANKS (REGIONAL) - 1.01%

Bank United Corp. - Class A                          1,300     35,425
---------------------------------------------------------------------
First Republic Bank(a)                               1,400     32,900
---------------------------------------------------------------------
Southwest Bancorporation of Texas, Inc.(a)           3,300     65,381
---------------------------------------------------------------------
Trustmark Corp.                                      1,900     41,058
---------------------------------------------------------------------
                                                              174,764
---------------------------------------------------------------------

BEVERAGES (ALCOHOLIC) - 0.15%

Canandaigua Brands, Inc. - (Class A(a)                 500     25,500
---------------------------------------------------------------------

BIOTECHNOLOGY - 0.77%

PE Corp. - Celera Genomics Group(a)                    900    134,100
---------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 1.17%

Hispanic Broadcasting Corp.(a)                       1,000     92,219
---------------------------------------------------------------------
Radio One, Inc.(a)                                   1,200    110,400
---------------------------------------------------------------------
                                                              202,619
---------------------------------------------------------------------

BUILDING MATERIALS - 0.58%

Elcor Corp.                                          2,150     64,769
---------------------------------------------------------------------
Simpson Manufacturing Co., Inc.(a)                     800     35,000
---------------------------------------------------------------------
                                                               99,769
---------------------------------------------------------------------

CHEMICALS (SPECIALTY) - 0.71%

Cambrex Corp.                                        1,400     48,212
---------------------------------------------------------------------
OM Group, Inc.                                       2,200     75,762
---------------------------------------------------------------------
                                                              123,974
---------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 6.71%

Ancor Communications, Inc.(a)                          800     54,300
---------------------------------------------------------------------
ANTEC Corp.(a)                                         800     29,200
---------------------------------------------------------------------
Comverse Technology, Inc.(a)                           850    123,037
---------------------------------------------------------------------
Dycom Industries, Inc.(a)                            1,200     52,875
---------------------------------------------------------------------

                                                               MARKET
                                                     SHARES    VALUE

COMMUNICATIONS EQUIPMENT - CONTINUED

Finisar Corp.(a)                                       1,700 $  152,787
-----------------------------------------------------------------------
Harmonic, Inc.(a)                                      3,100    294,306
-----------------------------------------------------------------------
MasTec, Inc.(a)                                        2,142     95,319
-----------------------------------------------------------------------
Polycom, Inc.(a)                                       2,800    178,325
-----------------------------------------------------------------------
Proxim, Inc.(a)                                        1,100    121,000
-----------------------------------------------------------------------
Sycamore Networks, Inc.(a)                               200     61,600
-----------------------------------------------------------------------
                                                              1,162,749
-----------------------------------------------------------------------

COMPUTERS (HARDWARE) - 2.02%

National Instruments Corp.(a)                          4,350    166,387
-----------------------------------------------------------------------
pcOrder.com, Inc.(a)                                     800     40,800
-----------------------------------------------------------------------
Visual Networks, Inc.(a)                               1,800    142,650
-----------------------------------------------------------------------
                                                                349,837
-----------------------------------------------------------------------

COMPUTERS (NETWORKING) - 4.51%

Cabletron Systems, Inc.(a)                             5,000    130,000
-----------------------------------------------------------------------
Emulex Corp.(a)                                        2,900    326,250
-----------------------------------------------------------------------
Foundry Networks, Inc.(a)                                200     60,337
-----------------------------------------------------------------------
Gadzoox Networks, Inc.(a)                              1,700     74,056
-----------------------------------------------------------------------
VeriSign, Inc.(a)                                      1,000    190,937
-----------------------------------------------------------------------
                                                                781,580
-----------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 4.29%

Actel Corp.(a)                                         3,600     86,400
-----------------------------------------------------------------------
Cybex Computer Products Corp.(a)                         900     36,450
-----------------------------------------------------------------------
QLogic Corp.(a)                                        1,500    239,812
-----------------------------------------------------------------------
SanDisk Corp.(a)                                       2,400    231,000
-----------------------------------------------------------------------
Xircom, Inc.(a)                                        2,000    150,000
-----------------------------------------------------------------------
                                                                743,662
-----------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 11.79%

Allscripts, Inc.(a)                                      500     22,000
-----------------------------------------------------------------------
Aspen Technology, Inc.(a)                              2,800     74,025
-----------------------------------------------------------------------
Business Objects S.A. - ADR (France)(a)                1,100    146,987
-----------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(a)     1,400    278,250
-----------------------------------------------------------------------
Citrix Systems, Inc.(a)                                1,100    135,300
-----------------------------------------------------------------------
Concord Communications, Inc.(a)                          700     31,062
-----------------------------------------------------------------------
Electronics for Imaging, Inc.(a)                       1,800    104,625
-----------------------------------------------------------------------
Entrust Technologies, Inc.                               800     47,950
-----------------------------------------------------------------------
FreeMarkets, Inc.(a)                                     200     68,262
-----------------------------------------------------------------------
Gemstar International Group Ltd.(a)                    1,400     99,750
-----------------------------------------------------------------------
ISS Group, Inc.(a)                                       800     56,900
-----------------------------------------------------------------------
Jack Henry & Associates                                  700     37,581
-----------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                          MARKET
                                                SHARES    VALUE

COMPUTERS (SOFTWARE & SERVICES) - CONTINUED

Macromedia, Inc.(a)                               1,100 $   80,437
------------------------------------------------------------------
Mercury Interactive Corp.(a)                      1,300    140,319
------------------------------------------------------------------
Micromuse, Inc.(a)                                  600    102,000
------------------------------------------------------------------
Mission Critical Software, Inc.(a)                1,000     70,000
------------------------------------------------------------------
Peregrine Systems, Inc.(a)                          700     58,933
------------------------------------------------------------------
QRS Corp.(a)                                        850     89,250
------------------------------------------------------------------
Rational Software Corp.(a)                        1,400     68,775
------------------------------------------------------------------
ScanSource, Inc.(a)                                 700     28,394
------------------------------------------------------------------
Symantec Corp.(a)                                 1,100     64,487
------------------------------------------------------------------
TSI International Software Ltd.(a)                1,700     96,262
------------------------------------------------------------------
Verity, Inc.(a)                                   3,300    140,456
------------------------------------------------------------------
                                                         2,042,005
------------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.27%

Fossil, Inc.(a)                                   2,050     47,406
------------------------------------------------------------------

CONSUMER FINANCE - 0.08%

AmeriCredit Corp.(a)                                800     14,800
------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 5.59%

Black Box Corp.(a)                                1,300     87,100
------------------------------------------------------------------
CommScope, Inc.(a)                                2,500    100,781
------------------------------------------------------------------
Cree Research, Inc.(a)                            2,900    247,588
------------------------------------------------------------------
Molex, Inc. - Class A                             2,200     99,550
------------------------------------------------------------------
Pinnacle Systems, Inc.(a)                         2,000     81,375
------------------------------------------------------------------
Sammina Corp.(a)                                    900     89,888
------------------------------------------------------------------
Sawtek, Inc.(a)                                   1,800    119,813
------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   4,500    142,313
------------------------------------------------------------------
                                                           968,408
------------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.72%

C-COR.net Corp.(a)                                2,400    183,900
------------------------------------------------------------------
Power-One, Inc.(a)                                2,500    114,531
------------------------------------------------------------------
                                                           298,431
------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 1.77%

Alpha Industries, Inc.(a)                         4,350    249,309
------------------------------------------------------------------
Tektronix, Inc.                                   1,500     58,313
------------------------------------------------------------------
                                                           307,622
------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 10.03%

ANADIGICS, Inc.(a)                                1,800     84,938
------------------------------------------------------------------
Applied Micro Circuits Corp.(a)                   2,400    305,400
------------------------------------------------------------------
ATMI, Inc.(a)                                     2,200     72,738
------------------------------------------------------------------
Burr-Brown Corp.(a)                               2,100     75,863
------------------------------------------------------------------
Cymer, Inc.(a)                                      800     36,800
------------------------------------------------------------------
Dallas Semiconductor Corp.                        1,500     96,656
------------------------------------------------------------------
GlobeSpan, Inc.(a)                                  800     52,100
------------------------------------------------------------------
Micrel, Inc.(a)                                   1,300     74,019
------------------------------------------------------------------
Microchip Technology, Inc.(a)                     3,600    246,375
------------------------------------------------------------------

                                                              MARKET
                                                    SHARES    VALUE

ELECTRONICS (SEMICONDUCTORS) - CONTINUED

PMC-Sierra, Inc.(a)                                     900 $  144,281
----------------------------------------------------------------------
SDL, Inc.(a)                                          1,400    305,200
----------------------------------------------------------------------
Semtech Corp.(a)                                      2,600    135,525
----------------------------------------------------------------------
TranSwitch Corp.(a)                                     900     65,306
----------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)                          800     41,950
----------------------------------------------------------------------
                                                             1,737,151
----------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 3.13%

Advanced Energy Industries, Inc.(a)                   2,100    103,425
----------------------------------------------------------------------
Asyst Technologies, Inc.(a)                           2,600    170,463
----------------------------------------------------------------------
Brooks Automation, Inc.(a)                              600     19,538
----------------------------------------------------------------------
Credence Systems Corp.                                2,200    190,300
----------------------------------------------------------------------
Etec Systems, Inc.(a)                                 1,300     58,338
----------------------------------------------------------------------
                                                               542,064
----------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 0.41%

SEI Investments Co.                                     600     71,409
----------------------------------------------------------------------

FOODS - 0.30%

Hain Food Group, Inc. (The)(a)                        2,300     51,463
----------------------------------------------------------------------

FOOTWEAR - 0.44%

Steven Madden, Ltd.(a)                                2,200     41,938
----------------------------------------------------------------------
Vans, Inc.(a)                                         2,800     34,300
----------------------------------------------------------------------
                                                                76,238
----------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.25%

Station Casinos, Inc.(a)                              1,900     42,631
----------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.12%

Alpharma, Inc. - Class A                              2,200     67,650
----------------------------------------------------------------------
Biovail Corporation International (Canada)(a)           800     75,000
----------------------------------------------------------------------
Medicis Pharmaceutical Corp. - Class A(a)             1,200     51,075
----------------------------------------------------------------------
                                                               193,725
----------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT - 0.64%

Health Management Associates, Inc. - Class A(a)       5,400     72,225
----------------------------------------------------------------------
Province Healthcare Co.(a)                            2,000     38,000
----------------------------------------------------------------------
                                                               110,225
----------------------------------------------------------------------

HEALTH CARE (MANAGED CARE - 1.26%

Express Scripts, Inc. - Class A(a)                    3,400    217,600
----------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.29%

ResMed, Inc.(a)                                       1,200     50,100
----------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.95%

CareInsite, Inc.(a)                                     500     40,250
----------------------------------------------------------------------
Hooper Holmes, Inc.                                   2,700     69,525
----------------------------------------------------------------------
Techne Corp.(a)                                       1,000     55,063
----------------------------------------------------------------------
                                                               164,838
----------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                         MARKET
                                               SHARES    VALUE

INVESTMENT MANAGEMENT - 0.38%

Affiliated Managers Group, Inc.(a)                 400 $   16,175
-----------------------------------------------------------------
Eaton Vance Corp.                                1,300     49,400
-----------------------------------------------------------------
                                                           65,575
-----------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 1.38%

Kopin Corp.(a)                                   3,600    151,200
-----------------------------------------------------------------
Pentair, Inc.                                      600     23,100
-----------------------------------------------------------------
Spartech Corp.                                   2,000     64,500
-----------------------------------------------------------------
                                                          238,800
-----------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.20%

Mettler-Toledo International, Inc.(a)              900     34,369
-----------------------------------------------------------------

NATURAL GAS - 0.29%

Kinder Morgan, Inc.                              2,500     50,469
-----------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.26%

Miami Computer Supply Corp.(a)(b)                1,200     44,550
-----------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 2.16%

Cal Dive International, Inc.(a)                    700     23,188
-----------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)          4,400     88,275
-----------------------------------------------------------------
Global Industries Ltd.(a)                        1,400     12,075
-----------------------------------------------------------------
Marine Drilling Companies, Inc.(a)               2,300     51,606
-----------------------------------------------------------------
Maverick Tube Corp.(a)                           4,400    108,625
-----------------------------------------------------------------
National-Oilwell, Inc.(a)                        2,100     32,944
-----------------------------------------------------------------
Patterson Energy, Inc.(a)                        4,500     58,500
-----------------------------------------------------------------
                                                          375,213
-----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.70%

Cabot Oil & Gas Corp. - Class A                    800     12,850
-----------------------------------------------------------------
Evergreen Resources, Inc.(a)                     1,500     29,625
-----------------------------------------------------------------
Newfield Exploration Co.(a)                      2,300     61,525
-----------------------------------------------------------------
Stone Energy Corp.(a)                              500     17,813
-----------------------------------------------------------------
                                                          121,813
-----------------------------------------------------------------

PUBLISHING - 0.18%

IDG Books Worldwide, Inc. - Class A(a)           1,300     15,031
-----------------------------------------------------------------
Meredith Corp.                                     400     16,675
-----------------------------------------------------------------
                                                           31,706
-----------------------------------------------------------------

RESTAURANTS - 1.30%

CEC Entertainment, Inc.(a)                       3,350     95,056
-----------------------------------------------------------------
Jack in the Box, Inc.(a)                         3,100     64,131
-----------------------------------------------------------------
Sonic Corp.(a)                                   2,300     65,550
-----------------------------------------------------------------
                                                          224,737
-----------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 0.77%

CDW Computer Centers, Inc.(a)                    1,700    133,663
-----------------------------------------------------------------

RETAIL (DISCOUNTERS) - 0.35%

99 Cents Only Stores(a)                          1,575     60,244
-----------------------------------------------------------------

                                                            MARKET
                                                  SHARES    VALUE



RETAIL (FOOD CHAINS) - 0.42%

Wild Oats Markets, Inc.(a)                          3,300 $   73,219
--------------------------------------------------------------------

RETAIL (HOME SHOPPING) - 0.26%

Chemdex Corp.(a)                                      400     44,400
--------------------------------------------------------------------

RETAIL (SPECIALTY) - 2.54%

Cost Plus, Inc.(a)                                    925     32,953
--------------------------------------------------------------------
Linens 'n Things, Inc.(a)                           2,000     59,250
--------------------------------------------------------------------
Michaels Stores, Inc.(a)                            3,700    105,450
--------------------------------------------------------------------
O'Reilly Automotive, Inc.(a)                        6,400    137,600
--------------------------------------------------------------------
Sunglass Hut International, Inc.(a)                 2,400     27,000
--------------------------------------------------------------------
Zale Corp.(a)                                       1,600     77,400
--------------------------------------------------------------------
                                                             439,653
--------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 4.20%

American Eagle Outfitters, Inc.(a)                  3,600    162,000
--------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                           1,900     65,431
--------------------------------------------------------------------
Children's Place Retail Stores, Inc. (The)(a)       2,200     36,163
--------------------------------------------------------------------
Men's Warehouse, Inc. (The)(a)                      7,737    227,274
--------------------------------------------------------------------
Pacific Sunwear of California(a)                    2,700     86,076
--------------------------------------------------------------------
Talbots, Inc. (The)                                 1,600     71,400
--------------------------------------------------------------------
Too Inc.(a)                                         4,600     79,350
--------------------------------------------------------------------
                                                             727,694
--------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.17%

Queens Copunty Bancorp, Inc.                        1,100     29,838
--------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.42%

Championship Auto Racing Teams, Inc.(a)               200      4,600
--------------------------------------------------------------------
Copart, Inc.(a)                                     1,500     65,250
--------------------------------------------------------------------
G & K Services, Inc. - Class A                        800     25,900
--------------------------------------------------------------------
Iron Mountain, Inc.(a)                              2,200     86,488
--------------------------------------------------------------------
Provant, Inc.(a)                                      900     22,725
--------------------------------------------------------------------
Regis Corp.                                         2,150     40,581
--------------------------------------------------------------------
                                                             245,544
--------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 1.34%

Insight Enterprises, Inc.(a)                        3,450    140,156
--------------------------------------------------------------------
Sykes Enterprises, Inc.(a)                          2,100     92,138
--------------------------------------------------------------------
                                                             232,294
--------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 3.96%

Affiliated Computer Services, Inc. - Class A(a)     2,200    101,200
--------------------------------------------------------------------
CheckFree Holdings Corp.(a)                         1,100    114,950
--------------------------------------------------------------------
Concord EFS, Inc.(a)                                9,450    243,338
--------------------------------------------------------------------
FactSet Research Systems, Inc.                        400     31,850
--------------------------------------------------------------------
National Computer Systems, Inc.                     2,500     94,063
--------------------------------------------------------------------
NOVA Corp.(a)                                       3,214    101,442
--------------------------------------------------------------------
                                                             686,843
--------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                           MARKET
                                                 SHARES     VALUE

SERVICES (EMPLOYMENT) - 0.33%

Robert Half International, Inc.(a)                 2,000 $    57,125
--------------------------------------------------------------------

SPECIALTY PRINTING - 0.15%

Valassis Communications, Inc.(a)                     600      25,350
--------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.39%

Powerwave Technologies, Inc.(a)                    3,200     186,800
--------------------------------------------------------------------
Western Wireless Corp. - Class A(a)                  800      53,400
--------------------------------------------------------------------
                                                             240,200
--------------------------------------------------------------------

TELEPHONE - 0.30%

AirGate PCS Inc.(a)                                1,000      52,750
--------------------------------------------------------------------

TEXTILES (APPAREL) - 0.34%

Quicksilver, Inc.(a)                               3,850      59,675
--------------------------------------------------------------------
  Total Common Stocks & Other Equity Interests
   (Cost $10,154,502)                                     15,346,343
--------------------------------------------------------------------

MONEY MARKET FUNDS - 11.32%

STIC Liquid Assets Portfolio(c)                  980,282     980,282
--------------------------------------------------------------------
STIC Prime Portfolio(c)                          980,282     980,282
--------------------------------------------------------------------
  Total Money Market Funds (Cost $1,960,564)               1,960,564
--------------------------------------------------------------------
TOTAL INVESTMENTS - 99.89%
 (Cost $12,115,066)                                       17,306,907
====================================================================
OTHER ASSETS LESS LIABILITIES - 0.11%                         18,937
====================================================================
NET ASSETS - 100.00%                                     $17,325,844
====================================================================

INVESTMENT ABBREVIATIONS:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $12,115,066)           $17,306,907
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            15,394
---------------------------------------------------------------------
 Investments sold                                              13,272
---------------------------------------------------------------------
 Dividends and interest                                         7,125
---------------------------------------------------------------------
Investment for deferred compensation plan                       8,650
---------------------------------------------------------------------
  Total assets                                             17,351,348
---------------------------------------------------------------------

LIABILITIES:

Payables For:
 Deferred compensation plan                                     8,650
---------------------------------------------------------------------
Accrued administrative services fees                            6,655
---------------------------------------------------------------------
Accrued operating expenses                                     10,199
---------------------------------------------------------------------
  Total liabilities                                            25,504
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $17,325,844
=====================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                1,215,530
=====================================================================
Net asset value, offering and redemption price per share       $14.25
=====================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                   $   42,924
----------------------------------------------------------------------
Dividends (net of $10 foreign withholding tax)                 21,977
----------------------------------------------------------------------
   Total investment income                                     64,901
----------------------------------------------------------------------

EXPENSES:

Advisory fees                                                  66,764
----------------------------------------------------------------------
Administrative services fees                                   46,310
----------------------------------------------------------------------
Custodian fees                                                 39,591
----------------------------------------------------------------------
Directors' fees                                                 7,391
----------------------------------------------------------------------
Printing fees                                                  12,615
----------------------------------------------------------------------
Professional fees                                              28,738
----------------------------------------------------------------------
Other                                                             888
----------------------------------------------------------------------
   Total expenses                                             202,297
----------------------------------------------------------------------
Less: Fees waived by advisor                                 (103,002)
----------------------------------------------------------------------
Expenses paid indirectly                                          (98)
----------------------------------------------------------------------
   Net expenses                                                99,197
----------------------------------------------------------------------
Net investment income (loss)                                  (34,296)
----------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                      (32,898)
----------------------------------------------------------------------
   Futures contracts                                           19,210
----------------------------------------------------------------------
                                                              (13,688)
----------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                    4,518,631
----------------------------------------------------------------------
   Futures contracts                                          (15,300)
----------------------------------------------------------------------
                                                            4,503,331
----------------------------------------------------------------------
Net gain from investment securities and futures contracts   4,489,643
----------------------------------------------------------------------
Net increase in net assets resulting from operations       $4,455,347
======================================================================

See Notes to Financial Statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998

                                                           1999         1998
                                                        -----------  ----------
OPERATIONS:

 Net investment income (loss)                           $   (34,296) $   15,665
--------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities
  and futures contracts                                     (13,688)   (395,537)
--------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities and futures contracts                        4,503,331     688,510
--------------------------------------------------------------------------------
   Net increase in net assets resulting from operations   4,455,347     308,638
--------------------------------------------------------------------------------
 Dividends to shareholders from net investment income            --     (22,273)
--------------------------------------------------------------------------------
 Net increase from capital stock transactions             8,471,394   4,112,738
--------------------------------------------------------------------------------
   Net increase in net assets                            12,926,741   4,399,103
--------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                      4,399,103          --
--------------------------------------------------------------------------------
 End of period                                          $17,325,844  $4,399,103
================================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)             $12,551,916  $4,108,916
--------------------------------------------------------------------------------
 Undistributed net investment income (loss)                  (8,688)     (2,786)
--------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment
  securities and futures contracts                         (409,225)   (395,537)
--------------------------------------------------------------------------------
 Unrealized appreciation of investment securities and
  futures contracts                                       5,191,841     688,510
--------------------------------------------------------------------------------
                                                        $17,325,844  $4,399,103
================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

                        AIM V.I. AGGRESSIVE GROWTH FUND

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was increased by $28,394 and paid-in capital decreased by $28,394 as a result of net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
    The Fund has a capital loss carryforward of $398,627 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.
E. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. During the year ended December 31, 1999, AIM waived fees of $103,002 and reimbursed expenses of $36,238.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $46,310 of which AIM retained $0 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,440 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $98 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $98 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $13,798,559 and $6,568,379, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $5,447,367
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (266,124)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $5,181,243
=========================================================================

Cost of investments for tax purposes is $12,125,664.

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                   1999                   1998
                           ----------------------  -------------------
                            SHARES      AMOUNT     SHARES     AMOUNT
                           ---------  -----------  -------  ----------
Sold                       1,128,485  $12,082,374  464,162  $4,261,686
-----------------------------------------------------------------------
Issued as reinvestment of
 dividends                        --           --    2,421      22,273
-----------------------------------------------------------------------
Reacquired                  (359,576)  (3,610,980) (19,962)   (171,221)
-----------------------------------------------------------------------
                             768,909  $ 8,471,394  446,621  $4,112,738
=======================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the year ended December 31, 1999 and the period May 1, 1998
(date operations commenced) through December 31, 1998.

                                                      1999(a)       1998
                                                      -------      ------
Net asset value, beginning of period                  $  9.85      $10.00
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.04)       0.04
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
   unrealized)                                           4.44       (0.14)
-----------------------------------------------------------------------------
   Total from investment operations                      4.40       (0.10)
-----------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     --       (0.05)
-----------------------------------------------------------------------------
Net asset value, end of period                        $ 14.25      $ 9.85
=============================================================================
Total return(b)                                         44.67%      (0.94)%
=============================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)              $17,326      $4,399
=============================================================================
Ratio of expenses to average net assets(c)               1.19%(d)    1.16%(e)
=============================================================================
Ratio of net investment income (loss) to average net
 assets(f)                                              (0.41)%(d)   0.96%(e)
=============================================================================
Portfolio turnover rate                                    89%         30%
=============================================================================

(a) Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.42% and 4.62% (annualized) for 1999 and 1998, respectively.
(d) Ratios are based on average net assets of $8,345,480.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (1.64)% and (2.50)% (annualized) for 1999 and 1998, respectively.

                        AIM V.I. AGGRESSIVE GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with generally accepted accounting principles.

                                          /s/ TAIT, WELLER & BAKER

                                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000
                             AIM V.I. BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES - 26.99%

AIRLINES - 1.20%

AMR Corp., Deb., 10.00%, 04/15/21                         $  50,000 $    56,721
-------------------------------------------------------------------------------
Delta Air Lines, Inc.,
-------------------------------------------------------------------------------
 Deb., 9.00%, 05/15/16                                      100,000     103,442
-------------------------------------------------------------------------------
 Deb., 10.38%, 12/15/22                                     100,000     117,515
-------------------------------------------------------------------------------
 Notes, 7.90%, 12/15/09 (Acquired 12/07/99;
 Cost $99,306)(a)                                           100,000      98,068
-------------------------------------------------------------------------------
 Series C, Medium Term Notes, 6.65%, 03/15/04               100,000      95,928
-------------------------------------------------------------------------------
United Air Lines, Inc., Deb., 9.75%, 08/15/21 (Acquired
 09/23/99; Cost $112,146)(a)                                100,000     109,534
-------------------------------------------------------------------------------
                                                                        581,208
-------------------------------------------------------------------------------

AUTOMOBILES - 0.31%

DaimlerChrysler N.A. Holdings, Gtd. Notes,
 7.20%, 09/01/09                                            150,000     147,564
-------------------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.50%

Bank One Corp. - Series A, Medium Term Sub. Notes,
 6.00%, 02/17/09                                            250,000     222,002
-------------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Yankee Sub. Notes,
 7.65%, 05/01/25                                             20,000      19,952
-------------------------------------------------------------------------------
                                                                        241,954
-------------------------------------------------------------------------------

BANKS (MONEY CENTER) - 0.72%

First Union Corp., Putable Sub. Deb., 7.50%, 04/15/35       200,000     199,650
-------------------------------------------------------------------------------
Republic New York Corp.,
 Sub. Notes, 9.70%, 02/01/09                                 65,000      71,731
-------------------------------------------------------------------------------
 Sub. Deb., 9.50%, 04/15/14                                  70,000      77,146
-------------------------------------------------------------------------------
                                                                        348,527
-------------------------------------------------------------------------------

BANKS (REGIONAL) - 0.82%

Mercantile Bancorp., Inc., Unsec. Sub. Notes,
 7.30%, 06/15/07                                            200,000     195,830
-------------------------------------------------------------------------------
Riggs Capital Trust II-Series C, Gtd. Bonds,
 8.88%, 03/15/27                                            110,000     100,340
-------------------------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%, 06/01/26                      100,000      98,977
-------------------------------------------------------------------------------
                                                                        395,147
-------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.38%

British Sky Broadcasting Group PLC (United Kingdom), Sr.
 Unsec. Gtd. Yankee Notes, 8.20%, 07/15/09                  190,000     182,975
-------------------------------------------------------------------------------
Clear Channel Communications, Inc., Conv. Unsec. Notes,
 1.50%, 12/01/02                                            150,000     154,125
-------------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Notes,
 8.30%, 05/15/06                                            150,000     155,614
-------------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
 7.75%, 08/15/06                                            200,000     201,498
-------------------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Deb.,
 7.88%, 02/15/18                                            100,000      95,696
-------------------------------------------------------------------------------
 7.63%, 07/15/18                                            110,000     102,663
-------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE
BROADCASTING (TELEVISION, RADIO & CABLE) - CONTINUED

Lenfest Communications, Inc., Sr. Unsec. Sub. Notes,
 8.25%, 02/15/08 (Acquired 11/17/99;
 Cost $50,875)(a)                                         $  50,000 $    50,250
-------------------------------------------------------------------------------
TCI Communications, Inc., Sr. Notes, 8.00%, 08/01/05        200,000     206,090
-------------------------------------------------------------------------------
                                                                      1,148,911
-------------------------------------------------------------------------------

CHEMICALS - 0.19%

Airgas, Inc., Medium Term Notes, 7.14%, 03/08/04            100,000      94,284
-------------------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 0.51%

Equistar Chemical, L.P., Sr. Unsec. Notes,
 8.50%, 02/15/04                                            250,000     248,780
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.78%

Comverse Technology, Inc., Conv. Unsec. Sub. Deb.,
 4.50%, 07/01/05                                            111,000     378,649
-------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.28%

Candescent Technology Corp., Sr. Conv. Sub. Deb., 7.00%,
 05/01/03 (Acquired 11/06/98-10/12/99;
 Cost $144,790)(a)                                          173,000     134,940
-------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.84%

VERITAS Software Corp., Conv. Unsec. Disc. Notes,
 1.86%, 08/13/06(b)                                         150,000     404,437
-------------------------------------------------------------------------------

CONSUMER FINANCE - 0.77%

Capital One Financial Corp., Unsec. Notes,
 7.25%, 05/01/06                                             40,000      37,784
-------------------------------------------------------------------------------
Countrywide Capital III-Series B, Gtd. Bonds,
 8.05%, 06/15/27                                             52,000      47,890
-------------------------------------------------------------------------------
General Motors Acceptance Corp., Notes,
 9.00%, 10/15/02                                            100,000     104,611
-------------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Unsub. Notes,
 6.40%, 06/17/08                                            100,000      92,302
-------------------------------------------------------------------------------
MBNA Capital I-Series A, Gtd. Bonds, 8.28%, 12/01/26        100,000      87,744
-------------------------------------------------------------------------------
                                                                        370,331
-------------------------------------------------------------------------------

ELECTRIC COMPANIES - 3.05%

CMS Energy Corp., Sr. Unsec. Notes, 8.13%, 05/15/02         200,000     199,306
-------------------------------------------------------------------------------
Commonwealth Edison Co. - Series 94, First Mortgage
 Notes, 7.50%, 07/01/13                                     200,000     195,400
-------------------------------------------------------------------------------
Empire District Electric Co. (The), Sr. Notes,
 7.70%, 11/15/04                                            150,000     147,073
-------------------------------------------------------------------------------
Niagara Mohawk Power Co. -
 Series G, Sr. Unsec. Notes, 7.75%, 10/01/08                300,000     300,423
-------------------------------------------------------------------------------
 Series H, Sr. Unsec. Disc. Notes, 8.50%, 07/01/10
  (Acquired 08/11/99: Cost $150,167)(b)                     200,000     149,824
-------------------------------------------------------------------------------
Southern Energy, Inc., Sr. Notes, 7.90%, 07/15/09
 (Acquired 07/21/99; Cost $274,898)(a)                      275,000     265,144
-------------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
 6.25%, 01/15/09                                            250,000     215,028
-------------------------------------------------------------------------------
                                                                      1,472,198
-------------------------------------------------------------------------------


                             AIM V.I. BALANCED FUND

                                                     PRINCIPAL   MARKET
                                                      AMOUNT      VALUE

ENTERTAINMENT - 0.68%

Time Warner Inc., Deb.,
 9.13%, 01/15/13                                     $ 145,000 $   159,278
--------------------------------------------------------------------------
 9.15%, 02/01/23                                       150,000     167,484
--------------------------------------------------------------------------
                                                                   326,762
--------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.28%

Dow Capital B.V. (Netherlands), Gtd. Yankee Deb.,
 9.20%, 06/01/10                                       150,000     165,105
--------------------------------------------------------------------------
Heller Financial, Inc., Notes, 7.38%, 11/01/09
 (Acquired 11/23/99; Cost $134,572)(a)                 135,000     131,670
--------------------------------------------------------------------------
Private Export Funding, Sec. Deb., 8.35%, 01/31/01     230,000     234,395
--------------------------------------------------------------------------
Source One Mortgage Services Corp., Deb.,
 9.00%, 06/01/12                                        80,000      87,139
--------------------------------------------------------------------------
                                                                   618,309
--------------------------------------------------------------------------

FOODS - 0.40%

ConAgra, Inc., Sr. Unsec. Putable Notes,
 7.13%, 10/01/26                                       200,000     193,802
--------------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.11%

Alpharma, Inc., Conv. Sr. Unsec. Sub. Notes, 3.00%,
 06/01/06 (Acquired 05/27/99; Cost $50,000)(a)          50,000      53,875
--------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.22%

Procter & Gamble Co. (The), Putable Deb.,
 8.00%, 09/01/24                                       100,000     106,172
--------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.82%

Conseco, Inc., Unsec. Notes,
 6.80%, 06/15/05                                       105,000      98,092
--------------------------------------------------------------------------
 9.00%, 10/15/06                                        30,000      30,877
--------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23                300,000     268,149
--------------------------------------------------------------------------
                                                                   397,118
--------------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.71%

Florida Windstorm, Sr. Sec. Notes, 7.13%, 02/25/19
 (Acquired 03/26/99; Cost $149,177)(a)                 150,000     138,182
--------------------------------------------------------------------------
Terra Nova Insurance PLC (United Kingdom),(a)
 Sr. Unsec. Gtd. Notes, 7.00%, 05/15/08 (Acquired
 02/25/99; Cost $146,485)                              150,000     137,967
--------------------------------------------------------------------------
 Sr. Unsec. Gtd. Yankee Notes, 7.20%, 08/15/07          70,000      65,533
--------------------------------------------------------------------------
                                                                   341,682
--------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.41%

HSBC America Capital Trust II, Gtd. Bonds, 8.38%,
 05/15/27 (Acquired 08/12/99; Cost $19,168)(a)          20,000      18,520
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.,
 Sr. Sub. Notes, 7.38%, 01/15/07                        45,000      43,695
--------------------------------------------------------------------------
 Sr. Notes, 8.80%, 03/01/15                             60,000      62,730
--------------------------------------------------------------------------
 Notes, 8.50%, 08/01/15                                 70,000      71,723
--------------------------------------------------------------------------
                                                                   196,668
--------------------------------------------------------------------------


                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE

NATURAL GAS - 1.83%

CMS Panhandle Holding Co., Sr. Notes,
 6.13%, 03/15/04                                          $ 200,000 $   189,415
-------------------------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 8.25%, 09/15/12                 200,000     203,152
-------------------------------------------------------------------------------
Ferrellgas Partners L.P., - Series B, Sr. Sec. Gtd.
 Notes, 9.38%, 06/15/06                                      50,000      49,250
-------------------------------------------------------------------------------
Kinder Morgan, Inc., Unsec. Deb., 7.35%, 08/01/26           200,000     194,644
-------------------------------------------------------------------------------
National Fuel Gas Co. - Series D, Medium Term Notes,
 6.30%, 05/27/08                                            100,000      91,051
-------------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee Deb., 8.50%,
 12/15/12                                                   150,000     156,044
-------------------------------------------------------------------------------
                                                                        883,556
-------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.38%

NRG Energy, Inc., Sr. Unsec. Notes, 7.50%, 06/01/09         200,000     184,140
-------------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.20%

ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06                  100,000      98,999
-------------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.82%

AES Corp., Sr. Unsec. Sub. Notes, 10.25%, 07/15/06          100,000     102,000
-------------------------------------------------------------------------------
CE Generation LLC, Sr. Sec. Notes, 7.42%, 12/15/18
 (Acquired 04/13/99; Cost $205,604)(a)                      200,000     184,306
-------------------------------------------------------------------------------
Hydro-Quebec - Series B (Canada), Gtd. Medium Term
 Notes, 8.62%, 12/15/11                                     100,000     107,942
-------------------------------------------------------------------------------
                                                                        394,248
-------------------------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 0.45%

News America Holdings, Inc., Sr. Gtd. Deb.,
 9.25%, 02/01/13                                            200,000     217,980
-------------------------------------------------------------------------------

RAILROADS - 0.85%

CSX Corp., Deb., 9.00%, 08/15/06                            250,000     264,675
-------------------------------------------------------------------------------
Norfolk Southern Corp., Notes, 7.05%, 05/01/37              150,000     147,035
-------------------------------------------------------------------------------
                                                                        411,710
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.37%

Spieker Properties, Inc., Unsec. Deb.,
 7.35%, 12/01/17                                            200,000     176,542
-------------------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 0.22%

AnnTaylor Stores Corp., Conv. Unsec. Gtd. Sub. Bonds,
 0.55%, 06/18/19 (Acquired 11/04/99-11/17/99; Cost
 $123,616)(a)                                               200,000     107,250
-------------------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.47%

Dime Capital Trust I - Series A, Gtd. Bonds,
 9.33%, 05/06/27                                             75,000      70,719
-------------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Notes,
 7.13%, 02/15/04                                             75,000      73,106
-------------------------------------------------------------------------------
Washington Mutual, Inc.,
 Gtd. Bonds, 8.38%, 06/01/27                                 55,000      52,554
-------------------------------------------------------------------------------
 Notes, 7.50%, 08/15/06                                      30,000      29,858
-------------------------------------------------------------------------------
                                                                        226,237
-------------------------------------------------------------------------------


                             AIM V.I. BALANCED FUND

                                                         PRINCIPAL   MARKET
                                                          AMOUNT      VALUE

SERVICES (ADVERTISING/MARKETING) - 0.23%

Lamar Advertising Co., Conv. Unsec. Notes, 5.25%,
 09/15/06                                                $  75,000 $   109,688
------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.37%

Laidlaw Inc. (Canada),
 Unsec. Yankee Notes, 7.65%, 05/15/06                      100,000      92,905
------------------------------------------------------------------------------
 Unsec. Yankee Deb., 6.70%, 05/01/08                       100,000      85,117
------------------------------------------------------------------------------
                                                                       178,022
------------------------------------------------------------------------------

SOVEREIGN DEBT - 0.62%

Province of Manitoba - Series AZ (Canada), Putable
 Yankee Deb., 7.75%, 07/17/16                              100,000     102,395
------------------------------------------------------------------------------
Province of Quebec - Series A (Canada), Medium Term
 Putable Yankee Notes,
 5.74%, 03/02/26                                           100,000      99,162
------------------------------------------------------------------------------
 6.29%, 03/06/26                                           100,000      98,324
------------------------------------------------------------------------------
                                                                       299,881
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.49%

AT&T Corp., Deb., 8.63%, 12/01/31                          200,000     204,998
------------------------------------------------------------------------------
MCI Communications Corp.,
 Sr. Unsec. Notes, 6.50%, 04/15/10                         100,000      93,336
------------------------------------------------------------------------------
 Sr. Unsec. Putable Deb., 7.13%, 06/15/27                  200,000     200,960
------------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19                200,000     221,594
------------------------------------------------------------------------------
                                                                       720,888
------------------------------------------------------------------------------

TELEPHONE - 1.20%

Cable & Wireless Communications PLC (United Kingdom),
 Yankee Notes, 6.75%, 12/01/08                             100,000      98,517
------------------------------------------------------------------------------
Electric Lightwave, Inc. Notes, 6.05%, 05/15/04
 (Acquired 04/21/99; Cost $199,854)(a)                     200,000     188,722
------------------------------------------------------------------------------
GTE Corp., Unsec. Deb., 6.84%, 04/15/18                    100,000      91,652
------------------------------------------------------------------------------
NTL Inc., Conv. Sub. Notes, 5.75%, 12/15/09 (Acquired
 12/17/99; Cost $130,000)(a)                               130,000     140,400
------------------------------------------------------------------------------
SBC Communications, Inc., Deb., 7.38%, 07/15/43             70,000      62,968
------------------------------------------------------------------------------
                                                                       582,259
------------------------------------------------------------------------------

WASTE MANAGEMENT - 0.51%

Browning-Ferris Industries, Inc., Deb., 7.40%, 09/15/35    200,000     145,000
------------------------------------------------------------------------------
Waste Management, Inc.,
 Sr. Unsec. Notes, 7.13%, 12/15/17                          10,000       7,836
------------------------------------------------------------------------------
 Unsec. Putable Notes, 7.10%, 08/01/26                     100,000      92,742
------------------------------------------------------------------------------
                                                                       245,578
------------------------------------------------------------------------------

  Total U.S. Dollar Denominated Bonds & Notes (Cost
   $13,150,798)                                                     13,038,296
------------------------------------------------------------------------------


                                                          SHARES      VALUE

DOMESTIC COMMON STOCKS - 42.08%

AUTOMOBILES - 0.30%

Ford Motor Co.                                               2,700 $   144,281
------------------------------------------------------------------------------

BANKS (MONEY CENTER) - 0.45%

Chase Manhattan Corp. (The)                                  2,800     217,525
------------------------------------------------------------------------------

BIOTECHNOLOGY - 0.57%

Biogen, Inc.(c)                                              2,100     177,450
------------------------------------------------------------------------------
Genzyme Corp.(c)                                             2,200      99,000
------------------------------------------------------------------------------
                                                                       276,450
------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.67%

CBS Corp.(c)                                                 5,300     338,869
------------------------------------------------------------------------------
Hispanic Broadcasting Corp.(c)                               2,700     248,991
------------------------------------------------------------------------------
Infinity Broadcasting Corp. - Class A(c)                     6,750     244,266
------------------------------------------------------------------------------
Univision Communications, Inc. - Class A(c)                  4,500     459,844
------------------------------------------------------------------------------
                                                                     1,291,970
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 3.16%

ANTEC Corp.(c)                                               3,300     120,450
------------------------------------------------------------------------------
JDS Uniphase Corp.(c)                                          800     129,050
------------------------------------------------------------------------------
Lucent Technologies Inc.                                     7,600     568,575
------------------------------------------------------------------------------
Motorola, Inc.                                               1,400     206,150
------------------------------------------------------------------------------
Sycamore Networks, Inc.(c)                                     700     215,600
------------------------------------------------------------------------------
Tellabs, Inc.(c)                                             2,700     173,306
------------------------------------------------------------------------------
Williams Communications Group, Inc.(c)                       3,900     112,856
------------------------------------------------------------------------------
                                                                     1,525,987
------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 1.52%

Dell Computer Corp.(c)                                       1,900      96,900
------------------------------------------------------------------------------
International Business Machines Corp.(d)                     1,800     194,400
------------------------------------------------------------------------------
Sun Microsystems, Inc.(c)                                    5,700     441,394
------------------------------------------------------------------------------
                                                                       732,694
------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 1.42%

Cisco Systems, Inc.(c)                                       5,000     535,625
------------------------------------------------------------------------------
Foundry Networks, Inc.(c)                                      500     150,844
------------------------------------------------------------------------------
                                                                       686,469
------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.11%

EMC Corp.(c)                                                 4,500     491,625
------------------------------------------------------------------------------
Immersion Corp.(c)                                           1,200      46,050
------------------------------------------------------------------------------
                                                                       537,675
------------------------------------------------------------------------------


                             AIM V.I. BALANCED FUND

                                                     MARKET
                                          SHARES      VALUE

COMPUTERS (SOFTWARE & SERVICES) - 5.31%

America Online, Inc.(c)(d)                   6,400 $   482,800
--------------------------------------------------------------
Concord Communications, Inc.(c)              1,000      44,375
--------------------------------------------------------------
eSPEED, Inc. - Class A(c)                    2,300      81,794
--------------------------------------------------------------
FreeMarkets, Inc.(c)                         1,300     443,706
--------------------------------------------------------------
InfoSpace.com, Inc.(c)                       2,700     577,800
--------------------------------------------------------------
ISS Group, Inc.(c)                           3,100     220,487
--------------------------------------------------------------
Microsoft Corp.(c)                           2,800     326,900
--------------------------------------------------------------
Telemate.Net Software, Inc.(c)               3,600      58,500
--------------------------------------------------------------
USWeb Corp.(c)                               7,400     328,837
--------------------------------------------------------------
                                                     2,565,199
--------------------------------------------------------------

CONSUMER FINANCE - 0.17%

SLM Holding Corp.                            2,000      84,500
--------------------------------------------------------------

ELECTRIC COMPANIES - 0.08%

Plug Power, Inc.(c)                          1,400      39,550
--------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.66%

Conexant Systems, Inc.(c)                      600      39,825
--------------------------------------------------------------
General Electric Co.                         1,800     278,550
--------------------------------------------------------------
                                                       318,375
--------------------------------------------------------------

ELECTRONICS (DEFENSE) - 0.24%

General Motors Corp. - Class H(c)(d)         1,200     115,200
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 1.93%

Analog Devices, Inc.(c)                      2,800     260,400
--------------------------------------------------------------
Intel Corp.                                  3,400     279,862
--------------------------------------------------------------
Microchip Technology, Inc.(c)                1,900     130,031
--------------------------------------------------------------
SDL, Inc.(c)                                 1,200     261,600
--------------------------------------------------------------
                                                       931,893
--------------------------------------------------------------

ENTERTAINMENT - 0.30%

Time Warner Inc.                             2,000     144,875
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 0.47%

Applied Materials, Inc.(c)                   1,800     228,037
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.69%

American Express Co.                         1,100     182,875
--------------------------------------------------------------
Citigroup Inc.                               3,450     191,691
--------------------------------------------------------------
Fannie Mae                                   2,400     149,850
--------------------------------------------------------------
Freddie Mac                                  3,400     160,012
--------------------------------------------------------------
MGIC Investment Corp.                        2,200     132,412
--------------------------------------------------------------
                                                       816,840
--------------------------------------------------------------

FOODS - 0.17%

Keebler Foods Co.(c)                         3,000      84,375
--------------------------------------------------------------


                                                           MARKET
                                                SHARES      VALUE

HEALTH CARE (DIVERSIFIED) - 1.12%

American Home Products Corp.                       2,600 $   102,537
--------------------------------------------------------------------
Bristol-Myers Squibb Co.                           1,900     121,956
--------------------------------------------------------------------
Johnson & Johnson                                  1,300     121,062
--------------------------------------------------------------------
Warner-Lambert Co.                                 2,400     196,650
--------------------------------------------------------------------
                                                             542,205
--------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.28%

Forest Laboratories, Inc.(c)                       2,200     135,162
--------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 0.98%

Lilly (Eli) & Co.                                  1,900     126,350
--------------------------------------------------------------------
Merck & Co., Inc.                                  1,600     107,300
--------------------------------------------------------------------
Pfizer Inc.                                        4,500     145,969
--------------------------------------------------------------------
Schering-Plough Corp.                              2,200      92,812
--------------------------------------------------------------------
                                                             472,431
--------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.65%

Baxter International, Inc.                         2,100     131,906
--------------------------------------------------------------------
Guidant Corp.                                      4,000     188,000
--------------------------------------------------------------------
Medtronic, Inc.                                    7,100     258,706
--------------------------------------------------------------------
VISX, Inc.(c)                                      4,200     217,350
--------------------------------------------------------------------
                                                             795,962
--------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.18%

MAXIMUS, Inc.(c)                                   2,600      88,237
--------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES - 0.26%

Ethan Allen Interiors, Inc.                        3,900     125,044
--------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.36%

Procter & Gamble, Co. (The)                        1,600     175,300
--------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.40%

AXA Financial, Inc.                                4,400     149,050
--------------------------------------------------------------------
Nationwide Financial Services, Inc. - Class A      1,600      44,700
--------------------------------------------------------------------
                                                             193,750
--------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 0.83%

American International Group, Inc.                 2,500     270,313
--------------------------------------------------------------------
CIGNA Corp.                                        1,600     128,900
--------------------------------------------------------------------
                                                             399,213
--------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.21%

Travelers Property Casualty Corp. - Class A        2,900      99,325
--------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 1.19%

Goldman Sachs Group, Inc. (The)                      650      61,222
--------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          2,400     200,400
--------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                   2,200     314,050
--------------------------------------------------------------------
                                                             575,672
--------------------------------------------------------------------


                             AIM V.I. BALANCED FUND

                                                          MARKET
                                               SHARES      VALUE

INVESTMENT MANAGEMENT - 0.11%

Federated Investors, Inc. - Class B               2,600 $    52,163
-------------------------------------------------------------------

LODGING - HOTELS - 0.72%

Carnival Corp.                                    3,300     157,781
-------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                      3,900     192,319
-------------------------------------------------------------------
                                                            350,100
-------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.29%

Tyco International Ltd.                           3,600     139,950
-------------------------------------------------------------------

NATURAL GAS - 0.61%

Enron Corp.                                       4,200     186,375
-------------------------------------------------------------------
Williams Companies, Inc. (The)                    3,500     106,969
-------------------------------------------------------------------
                                                            293,344
-------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.20%

Apache Corp.                                      2,600      96,038
-------------------------------------------------------------------

OIL (DOMESTIC INTEGRATED) - 0.21%

Conoco Inc. - Class B                             4,100     101,988
-------------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED) - 0.25%

Exxon Mobil Corp.                                 1,500     120,844
-------------------------------------------------------------------

PERSONAL CARE - 0.12%

Steiner Leisure Ltd.(c)                           3,500      58,406
-------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.48%

AES Corp.(c)                                      3,100     231,725
-------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.51%

Home Depot, Inc. (The)                            3,600     246,825
-------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 0.21%

Safeway Inc.(c)                                   2,900     103,131
-------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 0.46%

Dayton Hudson Corp.                               3,000     220,313
-------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.78%

Amazon.com, Inc.(c)                               1,300      98,963
-------------------------------------------------------------------
Bed Bath & Beyond, Inc.(c)                        4,200     145,950
-------------------------------------------------------------------
Linens 'n Things, Inc.(c)                         4,400     130,350
-------------------------------------------------------------------
                                                            375,263
-------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.91%

Omnicom Group, Inc.                               1,900     190,000
-------------------------------------------------------------------
Young & Rubicam Inc.                              3,500     247,625
-------------------------------------------------------------------
                                                            437,625
-------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.88%

National Information Consortium, Inc.(c)          4,000     128,000
-------------------------------------------------------------------
Official Payments Corp.(c)                        2,600     135,200
-------------------------------------------------------------------
Quanta Services, Inc.(c)                          5,700     161,025
-------------------------------------------------------------------
                                                            424,225
-------------------------------------------------------------------

                                                                MARKET
                                                     SHARES      VALUE

SERVICES (DATA PROCESSING) - 0.22%

DST Systems, Inc.(c)                                    1,400 $   106,838
-------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.45%

Broadwing Inc.(c)                                       5,915     218,105
-------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.70%

Infonet Services Corp. - Class B(c)                     5,500     144,375
-------------------------------------------------------------------------
Western Wireless Corp. - Class A(c)                     2,900     193,575
-------------------------------------------------------------------------
                                                                  337,950
-------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.48%

AT&T Corp.                                              3,150     159,863
-------------------------------------------------------------------------
Global TeleSystems Group, Inc.(c)                       6,550     226,794
-------------------------------------------------------------------------
MCI WorldCom, Inc.(c)                                   6,150     326,334
-------------------------------------------------------------------------
                                                                  712,991
-------------------------------------------------------------------------

TELEPHONE - 2.81%

Bell Atlantic Corp.                                     2,200     135,438
-------------------------------------------------------------------------
McLeodUSA, Inc. - Class A(c)                            4,100     241,388
-------------------------------------------------------------------------
NEXTLINK Communications, Inc. - Class A(c)              3,500     290,719
-------------------------------------------------------------------------
Qwest Communications International, Inc.(c)             9,400     404,200
-------------------------------------------------------------------------
SBC Communications, Inc.                                2,900     141,375
-------------------------------------------------------------------------
Time Warner Telecom, Inc.(c)                            2,900     144,819
-------------------------------------------------------------------------
                                                                1,357,939
-------------------------------------------------------------------------

  Total Domestic Common Stocks
   (Cost $15,068,638)                                          20,329,959
-------------------------------------------------------------------------

DOMESTIC PREFERRED STOCKS - 2.05%

Computers (Software & Services) - 0.39%
PSINet, Inc. - SeriesC, $3.375 Conv. Pfd.               1,400      81,725
-------------------------------------------------------------------------
Verio Inc. - $3.375 Conv. Pfd. (Acquired 07/15/99-
 10/01/99; Cost $89,082)(a)                             1,900     107,350
-------------------------------------------------------------------------
                                                                  189,075
-------------------------------------------------------------------------

ELECTRIC COMPANIES - 0.27%

Calpine Capital Trust - $2.875 Conv. Pfd.               2,000     129,250
-------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.20%

Kerr-McGee Corp. - 5.50% Pfd. DECS                      3,000      97,500
-------------------------------------------------------------------------

PERSONAL CARE - 0.07%

Estee Lauder Cos. Inc. - $3.805 Conv. Pfd.                400      34,625
-------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.12%

Broadwing Inc. - Series B, $3.375 Conv. Pfd.              990      58,657
-------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.66%

WinStar Communications, Inc. - Series F,
 $72.50 Conv. Pfd.                                        237     315,803
-------------------------------------------------------------------------

TELEPHONE - 0.16%

NEXTLINK Communications, Inc. - $3.25 Conv. Pfd.          400      76,750
-------------------------------------------------------------------------

WATER UTILITIES - 0.18%

AES Trust III - $3.375 Conv. Pfd.                       1,400      86,275
-------------------------------------------------------------------------
  Total Domestic Preferred Stocks
   (Cost $876,497)                                                987,935
-------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE

NON-U.S. DOLLAR DENOMINATED BONDS & NOTES - 2.18%(e)

AUSTRALIA - 0.12%

New South Wales Treasury Corp. - Series 4
(Sovereign Debt), Gtd. Notes, 7.00%, 04/01/04      AUD  $   55,000 $    36,310
------------------------------------------------------------------------------
State Bank New South Wales - Series E (Banks-Major
 Regional), Sr. Unsec. Gtd. Medium Term Notes,
 8.63%, 08/20/01                                   AUD      30,000      20,352
------------------------------------------------------------------------------
                                                                        56,662
------------------------------------------------------------------------------

CANADA - 0.12%

Clearnet Communications, Inc.
 (Telecommunications - Cellular/Wireless), Sr.
 Unsec. Disc. Notes, 10.75%, 02/15/09(b)           CAD      50,000      20,266
------------------------------------------------------------------------------
Export Development Corp. (Sovereign Debt), Sr.
 Unsub. Notes, 6.50%, 12/21/04                     NZD      75,000      37,136
------------------------------------------------------------------------------
                                                                        57,402
------------------------------------------------------------------------------

DENMARK - 0.20%

Kingdom of Denmark (Sovereign Debt), Bonds, 5.00%,
 08/15/05                                          DKK     730,000      97,427
------------------------------------------------------------------------------

GERMANY - 0.22%

Bundesrepublik Deutschland (Sovereign Debt),
 Series 92  Bonds, 7.25%, 10/21/02                 EUR      20,000      21,537
------------------------------------------------------------------------------
Landesbank Baden-Wuerttemberg (Banks - Major
 Regional), Sr. Unsec. Unsub. Medium Term Notes,
 6.25%, 12/15/04                                   AUD     100,000      62,684
------------------------------------------------------------------------------
Treuhandanstalt (Sovereign Debt), Gtd. Notes,
 6.00%, 11/12/03                                   EUR      20,000      20,973
------------------------------------------------------------------------------
                                                                       105,194
------------------------------------------------------------------------------

GREECE - 0.16%

Hellenic Republic (Sovereign Debt), Bonds,
 6.60%, 01/15/04                                   GRD  26,000,000      79,762
------------------------------------------------------------------------------

NETHERLANDS - 0.29%

Dresdner Finance B.V.-Series 11 (Banks - Major
 Regional), Floating Rate Gtd. Notes,
 3.56%, 07/30/03                                   EUR      60,000      60,261
------------------------------------------------------------------------------
Hypovereins Finance N.V.-Series E (Banks - Major
 Regional), Gtd. Medium Term Notes,
 6.00%, 03/12/07                                   DEM      25,000      12,899
------------------------------------------------------------------------------
Mannesmann Finance B.V. (Machinery - Diversified),
 Gtd. Unsec. Unsub. Notes, 4.75%, 05/27/09         EUR      10,000       8,874
------------------------------------------------------------------------------
SPT Telecom A.S. (Telecommunications - Long
 Distance),  Gtd. Unsec. Unsub. Notes,
 5.13%, 05/07/03                                   DEM      60,000      30,602
------------------------------------------------------------------------------
Tecnost International Finance N.V. - Series E
 (Telephone), Medium Term Gtd. Notes, 6.13%,
 07/30/09                                          EUR      30,000      29,076
------------------------------------------------------------------------------
                                                                       141,712
------------------------------------------------------------------------------

NEW ZEALAND - 0.24%

International Bank for Reconstruction & Development
 (Banks - Money Center), Unsec. Notes,
 5.50%, 04/15/04                                   NZD     200,000      96,782
------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE

NEW ZEALAND - (CONTINUED)

New Zealand Government - NZD
 Series 302 (Sovereign Debt), Bonds,
  10.00%, 03/15/02                                        $  20,000 $    11,155
-------------------------------------------------------------------------------
 Series 404 (Sovereign Debt), Bonds,
  8.00%, 04/15/04                                    NZD     15,000       8,098
-------------------------------------------------------------------------------
                                                                        116,035
-------------------------------------------------------------------------------

SWEDEN - 0.37%

Stadshypotek A.B. - Series 1562 (Banks-Regional),
 Bonds, 3.50%, 09/15/04                              SEK  1,000,000     105,693
-------------------------------------------------------------------------------
Swedish Government - Series 1035 (Sovereign Debt),
 Bonds, 6.00%, 02/09/05                              SEK    600,000      72,191
-------------------------------------------------------------------------------
                                                                        177,884
-------------------------------------------------------------------------------

UNITED KINGDOM - 0.46%

Lloyds Bank PLC-Series E (Banks-Major Regional), Medium
 Term Sub. Notes, 5.25%, 07/14/08                    DEM     50,000      24,449
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. - Series E (Investment
 Banking/Brokerage), Sr. Unsec. Unsub. Medium Term
 Notes, 7.38%, 12/17/07                              GBP     55,000      90,047
-------------------------------------------------------------------------------
National Power PLC (Electric Companies), Sr. Unsec.
 Unsub. Bonds, 8.00%, 02/21/07                       AUD    100,000      64,916
-------------------------------------------------------------------------------
National Westminster Bank PLC - Series E (Banks-Money
 Center), Unsec. Unsub. Medium Term Bonds, 5.13%,
 06/30/11                                            EUR     30,000      27,066
-------------------------------------------------------------------------------
Union Bank Switzerland London, (Banks-Major Regional),
 Unsec. Sub. Notes, 7.38%, 11/26/04                  GBP     10,000      16,372
-------------------------------------------------------------------------------
                                                                        222,850
-------------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Bonds & Notes (Cost
   $1,108,644)                                                        1,054,928
-------------------------------------------------------------------------------
                                                           SHARES

FOREIGN STOCKS - 5.10%

BERMUDA - 0.85%

Global Crossing Ltd. (Telecommunications-Long
 Distance)(c)                                                 8,254     412,700
-------------------------------------------------------------------------------

CANADA - 0.35%

AT&T Canada, Inc. (Telephone)(c)                              4,200     169,050
-------------------------------------------------------------------------------

FINLAND - 1.93%

Nokia Oyj-ADR (Communications Equipment)                      3,200     608,000
-------------------------------------------------------------------------------
Sonera Oyj (Telecommunications-Cellular/Wireless)             4,700     321,898
-------------------------------------------------------------------------------
                                                                        929,898
-------------------------------------------------------------------------------

FRANCE - 0.33%

AXA (Insurance-Multi-Line)                                      340      47,359
-------------------------------------------------------------------------------
AXA-ADR (Insurance-Multi-Line)                                1,600     113,600
-------------------------------------------------------------------------------
                                                                        160,959
-------------------------------------------------------------------------------

GERMANY - 0.33%

Mannesmann A.G. (Machinery-Diversified)                         666     160,500
-------------------------------------------------------------------------------

ISRAEL - 0.17%

Partner Communications Co. Ltd. - ADR
 (Telecommunications-Cellular/Wireless)(c)                    3,100      80,212
-------------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                                                      MARKET
                                                           SHARES      VALUE

NETHERLANDS--0.36%

Libertel N.V. (Telecommunications-Cellular/Wireless)(c)       6,600     172,707
-------------------------------------------------------------------------------

SOUTH KOREA--0.32%

Korea Telecom Corp. - ADR (Telephone)                         2,084     155,779
-------------------------------------------------------------------------------

SPAIN--0.46%

Telefonica S.A. (Telephone)(c)                                7,000     174,720
-------------------------------------------------------------------------------
Terra Networks, S.A. (Computers-Software & Services)(c)         900      49,140
-------------------------------------------------------------------------------
                                                                        223,860
-------------------------------------------------------------------------------
  Total Foreign Stocks (Cost $1,401,762)                              2,465,665
-------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT

U.S. GOVERNMENT AGENCY SECURITIES - 1.62%

Federal National Mortgage Association
 ("FNMA")--1.24%
Medium Term Notes, 6.18%, 03/15/01                         $300,000     299,019
-------------------------------------------------------------------------------
Pass through certificates, 6.50%, 11/01/28                  318,984     300,541
-------------------------------------------------------------------------------
                                                                        599,560
-------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - 0.38%

Pass through certificates 6.50%, 03/15/29                   196,178     184,162
-------------------------------------------------------------------------------
  Total U.S. Government Agency Securities
   (Cost $819,115)                                                      783,722
-------------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 8.61%

U.S. Treasury Notes - 8.61%
 5.75%, 04/30/03(f)                                         600,000     589,320
-------------------------------------------------------------------------------
 7.25%, 08/15/04(f)                                         300,000     309,420
-------------------------------------------------------------------------------
 5.88%, 11/15/04(f)                                         250,000     245,077
-------------------------------------------------------------------------------
 6.50%, 08/15/05 to 10/15/06(f)                           2,000,000   1,996,340
-------------------------------------------------------------------------------
 6.88%, 05/15/06                                          1,000,000   1,017,050
-------------------------------------------------------------------------------
  Total U.S. Treasury Securities (Cost $4,223,663)                    4,157,207
-------------------------------------------------------------------------------

                                      NUMBER OF EXERCISE EXPIRATION
                                      CONTRACTS  PRICE      DATE
OPTIONS PURCHASED - 0.01%

ELECTRONICS (DEFENSE) - 0.01%

General Motors Corp. - Class H (Cost
 $5,886)                                  12       90      Jan-00   2,475
-------------------------------------------------------------------------

                                                     SHARES
MONEY MARKET FUNDS - 10.36%

STIC Liquid Assets Portfolio(g)                     2,501,867   2,501,867
-------------------------------------------------------------------------
STIC Prime Portfolio(g)                             2,501,867   2,501,867
-------------------------------------------------------------------------
  Total Money Market Funds
   (Cost $5,003,734)                                            5,003,734
-------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.00%
 (Cost $41,658,737)                                            47,823,921
=========================================================================
OTHER ASSETS LESS LIABILITIES - 1.00%                             483,149
=========================================================================
NET ASSETS - 100.00%                                          $48,307,070
=========================================================================

Investment Abbreviations:

 ADR    - American Depositary Receipt
 AUD    - Australian Dollar
 CAD    - Canadian Dollars
 Conv.  - Convertible
 Ctfs.  - Certificates
 Deb.   - Debentures
 DECS   - Dividend Enhanced Convertible Stock
 DEM    - German Deutsche Mark
 Disc.  - Discounted
 GBP    - British Pound Sterling
 Gtd.   - Guaranteed
 NZD    - New Zealand Dollar
 Pfd.   - Preferred
 Sec.   - Secured
 SEK    - Swedish Krona
 Sr.    - Senior
 Sub.   - Subordinated
 Unsec. - Unsecured
 Unsub. - Unsubordinated

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 12/31/99 was $1,866,178 which represented 3.86% of the Fund's net assets.
(b) Discounted bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(c) Non-income producing security.
(d) A portion of this security is subject to call options written. See Note 6.
(e) Foreign denominated securities. Par value and coupon are denominated in currency indicated.
(f) A portion of this principal was pledged as collateral to cover margin contracts for open future contracts. See Note 7.
(g) The money market fund has the same investment advisor as the Fund.


See Notes to Financial Statements.

                            AIM V.I. BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $41,658,737)           $47,823,921
---------------------------------------------------------------------
Foreign currencies (cost $74,467)                              71,304
---------------------------------------------------------------------
Receivables for:
 Investments sold                                             333,631
---------------------------------------------------------------------
 Capital stock sold                                            82,775
---------------------------------------------------------------------
 Dividends and interest                                       357,835
---------------------------------------------------------------------
 Forward currency contracts open                                8,321
---------------------------------------------------------------------
 Variation margin                                               7,650
---------------------------------------------------------------------
Investment for deferred compensation plan                       8,705
---------------------------------------------------------------------
  Total assets                                             48,694,142
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        287,829
---------------------------------------------------------------------
 Options written (premiums received $20,258)                   16,338
---------------------------------------------------------------------
 Deferred compensation plan                                     8,705
---------------------------------------------------------------------
Accrued advisory fees                                          33,728
---------------------------------------------------------------------
Accrued administrative services                                14,516
---------------------------------------------------------------------
Accrued operating expenses                                     25,956
---------------------------------------------------------------------
  Total liabilities                                           387,072
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $48,307,070
=====================================================================

CAPITAL SHARES, $0.001 par value per share:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                3,703,261
---------------------------------------------------------------------
Net asset value, offering and redemption price per share  $     13.04
=====================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                         $  948,294
----------------------------------------------------------------------------
Dividends (net of foreign withholding tax $799)                     137,885
----------------------------------------------------------------------------
   Total investment income                                        1,086,179
----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       210,282
----------------------------------------------------------------------------
Administrative services fees                                         59,327
----------------------------------------------------------------------------
Printing fees                                                        18,702
----------------------------------------------------------------------------
Professional fees                                                    28,407
----------------------------------------------------------------------------
Custodian fees                                                       34,382
----------------------------------------------------------------------------
Directors' fees                                                       7,352
----------------------------------------------------------------------------
Other                                                                 8,631
----------------------------------------------------------------------------
   Total expenses                                                   367,083
----------------------------------------------------------------------------
Less: Fees waived by advisor                                        (26,814)
----------------------------------------------------------------------------
  Expenses paid indirectly                                             (529)
----------------------------------------------------------------------------
   Net expenses                                                     339,740
----------------------------------------------------------------------------
Net investment income                                               746,439
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FORWARD CONTRACTS AND FUTURES AND OPTION
 CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                           (565,510)
----------------------------------------------------------------------------
   Foreign currencies                                                 2,366
----------------------------------------------------------------------------
   Forward contracts                                                 (3,513)
----------------------------------------------------------------------------
   Futures contracts                                                574,474
----------------------------------------------------------------------------
   Option contracts written                                             893
----------------------------------------------------------------------------
                                                                      8,710
----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                          5,583,828
----------------------------------------------------------------------------
   Foreign currencies                                                (3,959)
----------------------------------------------------------------------------
   Forward contracts                                                  8,768
----------------------------------------------------------------------------
   Futures contracts                                                (15,441)
----------------------------------------------------------------------------
   Option contracts written                                           3,920
----------------------------------------------------------------------------
                                                                  5,577,116
----------------------------------------------------------------------------
 Net gain from investment securities, foreign currencies,
  forward contracts and futures and option contracts              5,585,826
----------------------------------------------------------------------------
Net increase in net assets resulting from operations             $6,332,265
============================================================================

See Notes to Financial Statements.

                             AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998

                                                            1999         1998
                                                        -----------  -----------
OPERATIONS:

 Net investment income                                  $   746,439  $   105,191
---------------------------------------------------------------------------------
 Net realized gain from investment securities, foreign
  currencies, forward contracts and futures and option
  contracts                                                   8,710      135,495
---------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities, foreign currencies, forward contracts and
  futures and option contracts                            5,577,116      700,688
---------------------------------------------------------------------------------
   Net increase in net assets resulting from operations   6,332,265      941,374
---------------------------------------------------------------------------------
 Dividends to Shareholders from net investment income      (600,086)    (115,294)
---------------------------------------------------------------------------------
 Distributions to Shareholders from net realized gains     (230,004)     (20,295)
---------------------------------------------------------------------------------
 Net increase from capital stock transactions            32,461,559    9,537,551
---------------------------------------------------------------------------------
   Net increase in net assets                            37,963,734   10,343,336
---------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                     10,343,336           --
---------------------------------------------------------------------------------
 End of period                                          $48,307,070  $10,343,336
=================================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)             $41,997,980  $ 9,536,421
---------------------------------------------------------------------------------
 Undistributed net investment income (loss)                 122,628       (2,790)
---------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment
  securities, foreign currencies, forward contracts and
  futures and option contracts                              (91,342)     109,017
---------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies, forward contracts and futures and
  option contracts                                        6,277,804      700,688
---------------------------------------------------------------------------------
                                                        $48,307,070  $10,343,336
=================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve as high a total return to investors as possible, consistent with preservation of capital.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's

                             AIM V.I. BALANCED FUND
   net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was decreased by $20,935 and, undistributed net realized gains increased by $20,935 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

   Outstanding foreign currency contracts at December 31, 1999 were as follows:

                              Contract to
     Settlement            ------------------           Unrealized
        Date      Currency  Deliver  Receive   Value   Appreciation
     ----------   -------- --------- -------- -------- ------------
     01/24/00       SEK    1,500,000 $184,884 $176,563    $8,321
    ===============================================================

G. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
I. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

                            AIM V.I. BALANCED FUND

J. Bond Premiums--It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. During the year ended December 31, 1999, AIM waived fees of $26,814.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $59,327 of which AIM retained $17,161 for such services.
   The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
   During the year ended December 31, 1999, the Fund paid legal fees of $3,358 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $529 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $529 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              --------------------
                                                               NUMBER OF PREMIUMS
                                                              CONTRACTS   RECEIVED
                                                              ---------   --------
Beginning of period                                               --      $     --
--------------------------------------------------------------------------------------
Written                                                           71        52,994
--------------------------------------------------------------------------------------
Closed                                                           (24)      (32,736)
--------------------------------------------------------------------------------------
End of period                                                     47      $ 20,258
======================================================================================

Open call option contracts written at December 31, 1999 were as follows:

                                                           DECEMBER 31,  UNREALIZED
                        CONTRACT STRIKE NUMBER OR PREMIUMS 1999 MARKET   APPRECIATION
        ISSUE            MONTH   PRICE  CONTRACTS RECEIVED    VALUE     (DEPRECIATION)
----------------------  -------- ------ --------- -------- ------------ -------------
America Online Inc.      Jan-00   $88       30    $11,565    $ 5,625       $ 5,940
--------------------------------------------------------------------------------------
General Motors Corp.     Jan-00   100       12      5,213      3,525         1,688
--------------------------------------------------------------------------------------
Int'l Business Machine
 Corp.                   Jan-00    95        5      3,480      7,188        (3,708)
--------------------------------------------------------------------------------------
                                            47    $20,258    $16,338       $ 3,920
======================================================================================

NOTE 7 - FUTURES CONTRACTS
On December 31, 1999, $3,023,125 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                  No. of                  Month/           Unrealized
Contract                         Contracts              Commitment        Appreciation
--------                         ---------              ----------        ------------
S&P 500 Index                        9                  Mar-00/Buy           $104,334
--------------------------------------------------------------------------------------

NOTE 8 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $43,855,419 and $13,491,663, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $7,301,376
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities  (1,145,225)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $6,156,151
=========================================================================

Cost of investments for tax purposes is $41,667,770.
                            AIM V.I. BALANCED FUND

NOTE 9--CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                   1999                   1998
                           ----------------------  -------------------
                            Shares      Amount     Shares     Amount
                           ---------  -----------  -------  ----------
Sold                       2,956,052  $34,512,915  954,695  $9,785,741
-----------------------------------------------------------------------
Issued as reinvestment of
 dividends                    66,460      830,090   12,578     135,589
-----------------------------------------------------------------------
Reacquired                  (247,878)  (2,881,446) (38,646)   (383,779)
-----------------------------------------------------------------------
                           2,774,634  $32,461,559  928,627  $9,537,551
=======================================================================

NOTE 10 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the year ended December 31, 1999 and the period May 1, 1998 (date operation commenced) through December 31, 1998.

                                               1999(a)      1998
                                               -------     -------
Net asset value, beginning of period           $ 11.14     $ 10.00
----------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.31        0.12
----------------------------------------------------------------------
  Net gains on securities (both realized and
   unrealized)                                    1.83        1.18
----------------------------------------------------------------------
   Total from investment operations               2.14        1.30
----------------------------------------------------------------------
Less Distributions:
  Dividends from net investment income           (0.17)      (0.14)
----------------------------------------------------------------------
  Distributions from net realized gains          (0.07)      (0.02)
----------------------------------------------------------------------
   Total Distributions                           (0.24)      (0.16)
----------------------------------------------------------------------
Net asset value, end of period                 $ 13.04     $ 11.14
======================================================================
Total return(b)                                  19.31%      13.02%
======================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $48,307     $10,343
======================================================================
Ratio of expenses to average net assets(c)        1.21%(d)    1.18%(e)
======================================================================
Ratio of net investment income to average net
 assets(f)                                        2.66%(d)    3.71%(e)
======================================================================
Portfolio turnover rate                             57%          9%
======================================================================

(a) Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.31% and 2.83% (annualized) for 1999 and 1998, respectively.
(d) Ratios are based on average net assets of $28,037,647.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursement were 2.56% and 2.07% (annualized) for 1999 and 1998, respectively.

                            AIM V.I. BALANCED FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Blue Chip Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 29, 1999 (date operations commenced) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund, as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period December 29, 1999 (date operations commenced) through December 31, 1999 in conformity with generally accepted accounting principles.

                                 /s/ TAIT, WELLER & BAKER


                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                            AIM V.I. BLUE CHIP FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                     PRINCIPAL  MARKET
                                                      AMOUNT    VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 16.50%

FEDERAL HOME LOAN BANK - 16.50%

Disc. Notes, 1.50%, 01/03/00 (Cost $164,986)(a)      $ 165,000 $164,986
--------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 8.40%

U.S. TREASURY BILLS - 8.40%

4.95%, 03/30/00 (Cost $83,960)(a)                    85,000(b)   83,964
--------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 53.89%

Bank of America Securities, 3.15%, 01/03/00(c)(d)       38,701   38,701
--------------------------------------------------------------------------
Bank One Capital Markets, Inc., 3.25%, 01/03/00(e)     230,000  230,000
--------------------------------------------------------------------------
CIBC Oppenheimer Corp., 3.25%, 01/30/00(f)             230,000  230,000
--------------------------------------------------------------------------
Greenwich Capital Markets, Inc., 3.30%, 01/03/00(g)     40,000   40,000
--------------------------------------------------------------------------
Total Repurchase Agreements (Cost $538,701)                     538,701
--------------------------------------------------------------------------

                                                      SHARES
MONEY MARKET FUNDS - 21.01%

STIC Liquid Assets Portfolio(h)                        104,999  104,999
--------------------------------------------------------------------------
STIC Prime Portfolio(h)                                104,999  104,999
--------------------------------------------------------------------------
Total Money Market Funds (Cost $209,998)                        209,998
--------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.80%
 (Cost $997,645)                                                997,649(i)
--------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.20%                             1,955
--------------------------------------------------------------------------
NET ASSETS - 100.00%                                           $999,604
==========================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 5.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 06/30/99 with a maturing value of $470,258,225 and collateralized by $470,134,815 U.S. Government obligations, 4.75% to 5.25% due on 02/01/01 to 11/14/03 with an aggregate market value at 12/31/99 of $510,000,998.
(e) Joint repurchase agreement entered into 12/31/99 with a maturing value of $300,081,250 and collateralized by $304,417,000 U.S. Government obligations, 0% to 8.125% due 01/30/00 to 05/15/21 with an aggregate market value at 12/31/99 of $303,690,194.
(f) Joint repurchase agreement entered into 12/31/99 with a maturing value of $285,077,188 and collateralized by $285,000,000 U.S. Government obligations, 5.812% to 8.023% due 04/01/19 to 05/01/35 with an aggregate market value at 12/31/99 of $290,700,000.
(g) Joint repurchase agreement entered into 12/31/99 with a maturing value of $240,066,000 and collateralized by $343,554,149 U.S. Government obligations, 5.00% to 10.00% due 03/01/01 to 12/01/29 with an aggregate market value at 12/31/99 of $244,803,339.
(h) The security shares the same investment advisor as the Fund.
(i) Also represents cost for federal income tax purposes.

Investment Abbreviations:

Disc.- Discounted

See Notes to Financial Statements.

                            AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value  (cost $997,645)             $   997,649
---------------------------------------------------------------------
Receivables for:
 Dividends and interest                                           157
---------------------------------------------------------------------
 Variation margin                                               1,870
---------------------------------------------------------------------
Due from Advisor                                                  613
---------------------------------------------------------------------
  Total assets                                              1,000,289
---------------------------------------------------------------------

LIABILITIES:

Accrued administrative services fees                              274
---------------------------------------------------------------------
Accrued advisory fees                                              41
---------------------------------------------------------------------
Accrued operating expenses                                        370
---------------------------------------------------------------------
  Total liabilities                                               685
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $   999,604
=====================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                  100,001
---------------------------------------------------------------------
Net asset value, offering and redemption price per share  $     10.00
=====================================================================

STATEMENT OF OPERATIONS

For the period December 29, 1999 (date operations commenced) through December 31, 1999

INVESTMENT INCOME:

Interest                                                         $ 131
-----------------------------------------------------------------------
Dividends                                                          108
-----------------------------------------------------------------------
  Total investment income                                          239
-----------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       41
-----------------------------------------------------------------------
Administrative services fees                                       274
-----------------------------------------------------------------------
Custodian fees                                                     170
-----------------------------------------------------------------------
Directors' fees                                                     43
-----------------------------------------------------------------------
Other                                                              156
-----------------------------------------------------------------------
  Total expenses                                                   684
-----------------------------------------------------------------------
Less: Fees waived and reimbursed by Advisor                       (613)
-----------------------------------------------------------------------
  Net expenses                                                      71
-----------------------------------------------------------------------
Net investment income                                              168
-----------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Change in net unrealized appreciation (depreciation) of:
  Investment securities                                              4
-----------------------------------------------------------------------
  Futures contracts                                               (578)
-----------------------------------------------------------------------
Net gain (loss) on investment securities                          (574)
-----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $(406)
=======================================================================

See Notes to Financial Statements.

                            AIM V.I. BLUE CHIP FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period December 29, 1999 (date operations commenced) through December 31, 1999

                                                                      1999
                                                                    ---------
OPERATIONS:

 Net investment income                                              $     168
------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment
  securities                                                             (574)
------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations      (406)
------------------------------------------------------------------------------
 Net increase from capital stock transactions                       1,000,010
------------------------------------------------------------------------------
    Net increase in net assets                                        999,604
------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                                        --
------------------------------------------------------------------------------
End of period                                                       $ 999,604
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)                         $ 999,988
------------------------------------------------------------------------------
 Undistributed net investment income                                      190
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of investment securities         (574)
------------------------------------------------------------------------------
                                                                    $ 999,604
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations December 29, 1999. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

                            AIM V.I. BLUE CHIP FUND

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was increased by $22 and paid-in capital decreased by $22 as a result of differing book/tax treatment of organizational costs reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. During the period December 29, 1999 (date operations commenced) through December 31, 1999, AIM waived fees of $315 and reimbursed expenses of $298.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the period December 29, 1999 (date operations commenced) through December 31, 1999, AIM was paid $0 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period December 29, 1999 (date operations commenced) through December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5 - FUTURES CONTRACTS
On December 31, 1999, $46,000 of the principal amount of U.S. Treasury obligations was pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                           UNREALIZED
               NO. OF                     APPRECIATION
CONTRACT      CONTRACTS MONTH/COMMITMENT (DEPRECIATION)
--------      --------- ---------------- --------------
S&P 500 Mini      11       Mar-00/Buy        $(578)

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the period December 29, 1999 (date operations commenced) through December 31, 1999 were as follows:









                                                           1999
                                                    ------------------
                                                     SHARES    AMOUNT
                                                    ------- ----------
Sold                                                100,001 $1,000,010
======================================================================

                            AIM V.I. BLUE CHIP FUND

NOTE 7 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during the period December 29, 1999 (date operations commenced) through December 31, 1999.

                                                                  1999
                                                                 ------
Net asset value, beginning of period                             $10.00
-------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.00
-------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               --
-------------------------------------------------------------------------
Net asset value, end of period                                   $10.00
-------------------------------------------------------------------------
Total return(a)                                                    0.00%
-------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $1,000
-------------------------------------------------------------------------
Ratio of expenses to average net assets (b):
 With expense waiver and reimbursement                             1.30%
-------------------------------------------------------------------------
 Without expense waiver and reimbursement                         12.49%
-------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets(b):
 With expense waiver and reimbursement                             3.07%
-------------------------------------------------------------------------
 Without expense waiver and reimbursement                         (8.12)%
-------------------------------------------------------------------------
Portfolio turnover rate                                              --
=========================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $666,531.

                            AIM V.I. BLUE CHIP FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995 in conformity with generally accepted accounting principles.

                                   /s/ TAIT, WELLER & BAKER

                                       TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                       AIM V.I. CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                              MARKET
                                                 SHARES       VALUE
COMMON STOCKS & OTHER
EQUITY INTERESTS - 94.37%

AIRLINES - 0.19%

Southwest Airlines Co.                            130,400 $    2,110,850
----------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.52%

Danaher Corp.                                      72,500      3,498,125
----------------------------------------------------------------------------
SPX Corp.(a)                                       29,000      2,343,562
----------------------------------------------------------------------------
                                                               5,841,687
----------------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.50%

Northern Trust Corp.                              107,300      5,686,900
----------------------------------------------------------------------------

BANKS (REGIONAL) - 0.68%

Bank United Corp. - Class A                        58,000      1,580,500
----------------------------------------------------------------------------
Compass Bancshares, Inc.                           58,000      1,294,125
----------------------------------------------------------------------------
Old Kent Financial Corp.                           47,420      1,677,482
----------------------------------------------------------------------------
TCF Financial Corp.                                41,800      1,039,775
----------------------------------------------------------------------------
Zions Bancorp.(a)                                  34,800      2,059,725
----------------------------------------------------------------------------
                                                               7,651,607
----------------------------------------------------------------------------

BIOTECHNOLOGY - 1.30%

Biogen, Inc.(a)                                   144,900     12,244,050
----------------------------------------------------------------------------
Chiron Corp.(a)                                    58,000      2,457,750
----------------------------------------------------------------------------
                                                              14,701,800
----------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 4.82%

Adelphia Communications Corp.(a)                   82,500      5,414,062
----------------------------------------------------------------------------
AMFM Inc.(a)                                      130,400     10,203,800
----------------------------------------------------------------------------
AT&T Corp. - Liberty Media Group - Class A(a)     173,900      9,868,825
----------------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)              92,500      4,763,750
----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                     68,500      6,316,984
----------------------------------------------------------------------------
Univision Communications, Inc. - Class A(a)        85,000      8,685,937
----------------------------------------------------------------------------
USA Networks, Inc.(a)                              92,500      5,110,625
----------------------------------------------------------------------------
Westwood One, Inc.(a)                              55,100      4,187,600
----------------------------------------------------------------------------
                                                              54,551,583
----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 11.05%

ADC Telecommunications, Inc.(a)                   117,600      8,533,350
----------------------------------------------------------------------------
Comverse Technology, Inc.(a)                       87,000     12,593,250
----------------------------------------------------------------------------
Corning, Inc.                                     184,700     23,814,756
----------------------------------------------------------------------------
General Instrument Corp.(a)                       110,100      9,358,500
----------------------------------------------------------------------------
JDS Uniphase Corp.(a)                             174,000     28,068,375
----------------------------------------------------------------------------
Lucent Technologies Inc.                           40,345      3,018,310
----------------------------------------------------------------------------
Motorola, Inc.                                     43,500      6,405,375
----------------------------------------------------------------------------
Nokia Oyj - ADR (Finland)                          87,000     16,530,000
----------------------------------------------------------------------------
QUALCOMM, Inc.(a)                                  58,000     10,222,500
----------------------------------------------------------------------------
Scientific-Atlanta, Inc.                          115,900      6,446,937
----------------------------------------------------------------------------
                                                             124,991,353
----------------------------------------------------------------------------








                                                                   MARKET
                                                      SHARES       VALUE
COMPUTERS (HARDWARE) - 1.28%

Apple Computer, Inc.(a)                                 58,000 $    5,963,125
-----------------------------------------------------------------------------
Comdisco, Inc.                                           4,200        156,450
-----------------------------------------------------------------------------
Gateway Inc.(a)                                        115,900      8,352,044
-----------------------------------------------------------------------------
                                                                   14,471,619
-----------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 2.08%

Exodus Communications, Inc.(a)                          34,800      3,090,675
-----------------------------------------------------------------------------
VeriSign, Inc.(a)                                      107,000     20,430,312
-----------------------------------------------------------------------------
                                                                   23,520,987
-----------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.40%

Adaptec, Inc.(a)                                       173,900      8,673,262
-----------------------------------------------------------------------------
EMC Corp.(a)(b)                                        121,500     13,273,875
-----------------------------------------------------------------------------
Lexmark International Group, Inc. - Class A(a)          58,000      5,249,000
-----------------------------------------------------------------------------
                                                                   27,196,137
-----------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 18.94%

America Online, Inc.(a)                                318,900     24,057,019
-----------------------------------------------------------------------------
At Home Corp. - Series A(a)                             90,000      3,858,750
-----------------------------------------------------------------------------
BMC Software, Inc.(a)                                  104,900      8,385,444
-----------------------------------------------------------------------------
Business Objects S.A. - ADR (France)(a)                 40,600      5,425,175
-----------------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(a)      43,500      8,645,625
-----------------------------------------------------------------------------
Citrix Systems, Inc.(a)                                133,300     16,395,900
-----------------------------------------------------------------------------
Electronic Arts Inc.(a)                                 81,000      6,804,000
-----------------------------------------------------------------------------
Electronics for Imaging, Inc.(a)                       120,000      6,975,000
-----------------------------------------------------------------------------
Inktomi Corp.(a)                                       104,400      9,265,500
-----------------------------------------------------------------------------
Intuit Inc.(a)                                         217,400     13,030,412
-----------------------------------------------------------------------------
J.D. Edwards & Co.(a)                                  104,500      3,121,937
-----------------------------------------------------------------------------
Lycos, Inc.(a)                                         230,000     18,299,375
-----------------------------------------------------------------------------
Microsoft Corp.(a)                                      97,500     11,383,125
-----------------------------------------------------------------------------
RealNetworks, Inc.(a)                                   58,000      6,978,125
-----------------------------------------------------------------------------
Siebel Systems, Inc.(a)                                 69,600      5,846,400
-----------------------------------------------------------------------------
Synopsys, Inc.(a)                                       35,000      2,336,250
-----------------------------------------------------------------------------
Verio, Inc.(a)                                         130,400      6,022,850
-----------------------------------------------------------------------------
VERITAS Software Corp.(a)                              217,350     31,108,219
-----------------------------------------------------------------------------
Yahoo! Inc.(a)                                          60,900     26,350,669
-----------------------------------------------------------------------------
                                                                  214,289,775
-----------------------------------------------------------------------------

CONSUMER FINANCE - 1.70%

Capital One Financial Corp.                            136,200      6,563,137
-----------------------------------------------------------------------------
Providian Financial Corp.                              105,800      9,634,412
-----------------------------------------------------------------------------
SLM Holding Corp.                                       72,500      3,063,125
-----------------------------------------------------------------------------
                                                                   19,260,674
-----------------------------------------------------------------------------


                       AIM V.I. CAPITAL APPRECIATION FUND

                                                              MARKET
                                                 SHARES       VALUE

ELECTRICAL EQUIPMENT - 4.98%

American Power Conversion Corp.(a)                304,400 $    8,028,550
------------------------------------------------------------------------
Conexant Systems, Inc.(a)                         177,100     11,755,012
------------------------------------------------------------------------
Sanmina Corp.(a)                                   58,000      5,792,750
------------------------------------------------------------------------
Solectron Corp.(a)                                173,900     16,542,237
------------------------------------------------------------------------
Symbol Technologies, Inc.                         152,175      9,672,623
------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   144,900      4,582,462
------------------------------------------------------------------------
                                                              56,373,634
------------------------------------------------------------------------

ELECTRONICS (DEFENSE) - 0.30%

General Motors Corp. - Class H(a)                  34,800      3,340,800
------------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 1.23%

PE Corp - PE Biosystems Group                      98,600     11,862,812
------------------------------------------------------------------------
Waters Corp.(a)                                    37,700      1,998,100
------------------------------------------------------------------------
                                                              13,860,912
------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 7.08%

Altera Corp.(a)                                   108,700      5,387,444
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           155,400     14,452,200
------------------------------------------------------------------------
ASM Lithography Holding N.V. (Netherlands)(a)      37,700      4,288,375
------------------------------------------------------------------------
Atmel Corp.(a)                                    106,200      3,139,538
------------------------------------------------------------------------
Cypress Semiconductor Corp.(a)                    173,900      5,630,013
------------------------------------------------------------------------
Linear Technology Corp.                            79,200      5,667,750
------------------------------------------------------------------------
LSI Logic Corp.(a)                                 86,800      5,859,000
------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)                119,600      5,643,625
------------------------------------------------------------------------
Microchip Technology, Inc.(a)                      60,100      4,113,094
------------------------------------------------------------------------
PMC-Sierra, Inc.(a)                                87,700     14,059,406
------------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)                    120,000      6,292,500
------------------------------------------------------------------------
Xilinx, Inc.(a)                                   123,000      5,592,656
------------------------------------------------------------------------
                                                              80,125,601
------------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 2.00%

Applied Materials, Inc.(a)                         29,000      3,673,938
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                69,600      7,751,700
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          29,000      3,553,406
------------------------------------------------------------------------
Teradyne, Inc.(a)                                 115,900      7,649,400
------------------------------------------------------------------------
                                                              22,628,444
------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.31%

American Express Co.                               33,300      5,536,125
------------------------------------------------------------------------
Citigroup Inc.                                     70,000      3,889,375
------------------------------------------------------------------------
MGIC Investment Corp.                              89,633      5,394,786
------------------------------------------------------------------------
                                                              14,820,286
------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.34%

Park Place Entertainment(a)                       307,500      3,843,750
------------------------------------------------------------------------




                                                          MARKET
                                             SHARES        VALUE
HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.09%

Forest Laboratories, Inc.(a)                  101,500 $     6,235,906
---------------------------------------------------------------------
Jones Pharma Inc.                             213,950       9,293,453
---------------------------------------------------------------------
Medicis Pharmaceutical Corp. - Class A(a)      77,500       3,298,594
---------------------------------------------------------------------
MedImmune, Inc.(a)                             29,000       4,810,375
---------------------------------------------------------------------
                                                           23,638,328
---------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.33%

Express Scripts, Inc. - Class A(a)             58,000       3,712,000
---------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.56%

Bausch & Lomb, Inc.                            58,000       3,969,375
---------------------------------------------------------------------
Biomet, Inc.                                  144,900       5,796,000
---------------------------------------------------------------------
Medtronic, Inc.                               217,400       7,921,513
---------------------------------------------------------------------
                                                           17,686,888
---------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.27%

AFLAC, Inc.                                    65,000       3,067,188
---------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 1.62%

Goldman Sachs Group, Inc. (The)               100,000       9,418,750
---------------------------------------------------------------------
Schwab (Charles) Corp. (The)                  231,900       8,899,163
---------------------------------------------------------------------
                                                           18,317,913
---------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.62%

Federated Investors, Inc. - Class B           119,700       2,401,481
---------------------------------------------------------------------
Knight/Trimark Group, Inc. - Class A(a)        90,000       4,140,000
---------------------------------------------------------------------
Southwest Securities Group, Inc. -
 $2.83 Conv. Pfd.                              11,800         520,675
---------------------------------------------------------------------
                                                            7,062,156
---------------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 0.77%

Harley-Davidson, Inc.                         136,200       8,725,313
---------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.26%

Millipore Corp.                                75,000       2,896,875
---------------------------------------------------------------------

NATURAL GAS - 0.57%

El Paso Energy Corp.                           87,000       3,376,688
---------------------------------------------------------------------
Enron Corp.                                    68,500       3,039,688
---------------------------------------------------------------------
                                                            6,416,376
---------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 3.09%

BJ Services Co.(a)                            115,900       4,846,069
---------------------------------------------------------------------
Cooper Cameron Corp.(a)                       160,100       7,834,894
---------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                58,000       1,772,625
---------------------------------------------------------------------
Global Industries Ltd.(a)                     173,900       1,499,888
---------------------------------------------------------------------
R&B Falcon Corp.(a)                           215,500       2,855,375
---------------------------------------------------------------------
Rowan Companies, Inc.(a)                      130,400       2,828,050
---------------------------------------------------------------------
Smith International, Inc.(a)                  101,500       5,043,281
---------------------------------------------------------------------
Transocean Sedco Forex Inc.                    87,000       2,930,813
---------------------------------------------------------------------
Varco International, Inc.(a)                  144,900       1,476,169
---------------------------------------------------------------------
Weatherford International, Inc.(a)             96,300       3,845,981
---------------------------------------------------------------------
                                                           34,933,145
---------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                         MARKET
                                            SHARES       VALUE

OIL & GAS (EXPLORATION & PRODUCTION) - 0.73%

Apache Corp.                                 103,800 $    3,834,113
-------------------------------------------------------------------
EOG Resources, Inc.                          202,900      3,563,431
-------------------------------------------------------------------
Santa Fe Snyder Corp.(a)                     101,500        812,000
-------------------------------------------------------------------
                                                          8,209,544
-------------------------------------------------------------------

PUBLISHING - 0.32%

McGraw-Hill Companies, Inc. (The)             58,000      3,574,250
-------------------------------------------------------------------

RAILROADS - 1.02%

Kansas City Southern Industries, Inc.        155,000     11,566,875
-------------------------------------------------------------------

RESTAURANTS - 0.53%

Brinker International, Inc.(a)               115,900      2,781,600
-------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                  124,000      3,216,250
-------------------------------------------------------------------
                                                          5,997,850
-------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.61%

Lowe's Companies, Inc.                       115,000      6,871,250
-------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.45%

CDW Computer Centers, Inc.(a)                 85,000      6,683,125
-------------------------------------------------------------------
Circuit City Stores-Circuit City Group        88,400      3,983,525
-------------------------------------------------------------------
Tandy Corp.                                  115,900      5,700,831
-------------------------------------------------------------------
                                                         16,367,481
-------------------------------------------------------------------

RETAIL (DEPARTMENT STORES) - 0.74%

Kohl's Corp.(a)                              115,900      8,366,531
-------------------------------------------------------------------

RETAIL (DISCOUNTERS) - 0.87%

Dollar Tree Stores, Inc.(a)                  104,975      5,084,727
-------------------------------------------------------------------
Family Dollar Stores, Inc.                   165,200      2,694,825
-------------------------------------------------------------------
Ross Stores, Inc.                            115,900      2,078,956
-------------------------------------------------------------------
                                                          9,858,508
-------------------------------------------------------------------

RETAIL (HOME SHOPPING) - 0.04%

Lands' End, Inc.(a)                           14,600        507,350
-------------------------------------------------------------------

RETAIL (SPECIALTY) - 1.87%

Barnes & Noble, Inc.(a)                       50,000      1,031,250
-------------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)                   159,400      5,539,150
-------------------------------------------------------------------
Linens 'n Things, Inc.(a)                     74,500      2,207,063
-------------------------------------------------------------------
Payless ShoeSource, Inc.(a)                      500         23,500
-------------------------------------------------------------------
Staples, Inc.(a)                             347,880      7,218,510
-------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                     111,900      5,147,400
-------------------------------------------------------------------
                                                         21,166,873
-------------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 1.18%

American Eagle Outfitters, Inc.(a)           115,700      5,206,500
-------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)               144,900      4,256,438
-------------------------------------------------------------------
Talbots, Inc. (The)                           87,000      3,882,375
-------------------------------------------------------------------
                                                         13,345,313
-------------------------------------------------------------------






                                                                    MARKET
                                                       SHARES       VALUE
SERVICES (ADVERTISING/MARKETING) - 3.49%

CMGI, Inc.(a)                                            30,000 $    8,306,250
------------------------------------------------------------------------------
Interpublic Group of Companies, Inc.                    107,500      6,201,406
------------------------------------------------------------------------------
Lamar Advertising Co.(a)                                173,900     10,531,819
------------------------------------------------------------------------------
Omnicom Group, Inc.                                     144,900     14,490,000
------------------------------------------------------------------------------
                                                                    39,529,475
------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.63%

ChoicePoint, Inc.(a)                                     71,600      2,962,450
------------------------------------------------------------------------------
Cintas Corp.                                             77,000      4,090,625
------------------------------------------------------------------------------
Viad Corp.                                                3,100         86,413
------------------------------------------------------------------------------
                                                                     7,139,488
------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 2.56%

Affiliated Computer Services, Inc. - Class A(a)          58,000      2,668,000
------------------------------------------------------------------------------
Concord EFS, Inc.(a)                                    391,300     10,075,975
------------------------------------------------------------------------------
DST Systems, Inc.(a)                                     46,500      3,548,531
------------------------------------------------------------------------------
Fiserv, Inc.(a)                                         217,375      8,328,180
------------------------------------------------------------------------------
Paychex, Inc.                                           108,712      4,348,480
------------------------------------------------------------------------------
                                                                    28,969,166
------------------------------------------------------------------------------

SPECIALTY PRINTING - 0.24%

Valassis Communications, Inc.(a)                         65,250      2,756,813
------------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.19%

Broadwing Inc.(a)                                        58,000      2,138,750
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.33%

Crown Castle International Corp.(a)                     159,400      5,120,725
------------------------------------------------------------------------------
Metromedia Fiber Network, Inc. - Class A(a)             113,600      5,445,700
------------------------------------------------------------------------------
Western Wireless Corp. - Class A(a)                      67,000      4,472,250
------------------------------------------------------------------------------
                                                                    15,038,675
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.27%

Global TeleSystems Group, Inc.(a)                        87,000      3,012,375
------------------------------------------------------------------------------

TELEPHONE - 1.68%

CenturyTel, Inc.                                        130,450      6,180,069
------------------------------------------------------------------------------
NTL Inc.(a)                                              80,200     10,004,950
------------------------------------------------------------------------------
RCN Corp.(a)                                             58,000      2,813,000
------------------------------------------------------------------------------
                                                                    18,998,019
------------------------------------------------------------------------------

TEXTILES (APPAREL) - 0.74%

Jones Apparel Group, Inc.(a)                            208,600      5,658,275
------------------------------------------------------------------------------
Tommy Hilfiger Corp.(a)                                 115,900      2,701,919
------------------------------------------------------------------------------
                                                                     8,360,194
------------------------------------------------------------------------------

  Total Common Stocks & Other Equity Interests (Cost
   $576,300,943)                                                 1,067,499,361
------------------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                      MARKET
                                         SHARES       VALUE
MONEY MARKET FUNDS - 5.56%

STIC Liquid Assets Portfolio(c)        31,488,016 $   31,488,016
----------------------------------------------------------------
STIC Prime Portfolio(c)                31,488,016     31,488,016
----------------------------------------------------------------
  Total Money Market Funds
   (Cost $62,976,032)                                 62,976,032
----------------------------------------------------------------
TOTAL INVESTMENTS - 99.93%
 (Cost $639,276,975)                               1,130,475,393
----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.07%                    742,067
----------------------------------------------------------------
NET ASSETS - 100.00%                              $1,131,217,460
================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Pfd.   - Preferred

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See note 7.
(c) The money market fund has the same investment advisor as the Fund.



See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $639,276,975)          $1,130,475,393
------------------------------------------------------------------------
Receivables for:
 Investments sold                                                525,180
------------------------------------------------------------------------
 Capital stock sold                                            1,550,637
------------------------------------------------------------------------
 Dividends and interest                                          556,346
------------------------------------------------------------------------
Investment for deferred compensation plan                         33,908
------------------------------------------------------------------------
Other assets                                                       2,261
------------------------------------------------------------------------
  Total assets                                             1,133,143,725
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                            75,495
------------------------------------------------------------------------
 Capital stock reacquired                                        417,439
------------------------------------------------------------------------
 Deferred compensation plan                                       33,908
------------------------------------------------------------------------
 Options written (Premiums received $59,230)                     502,969
------------------------------------------------------------------------
Accrued advisory fees                                            549,277
------------------------------------------------------------------------
Accrued administrative services fees                             259,589
------------------------------------------------------------------------
Accrued operating expenses                                        87,588
------------------------------------------------------------------------
  Total liabilities                                            1,926,265
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $1,131,217,460
========================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                                  250,000,000
------------------------------------------------------------------------
 Outstanding                                                  31,793,662
------------------------------------------------------------------------
Net asset value, offering and redemption price per share  $        35.58
========================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:
Interest                                                         $  2,451,091
------------------------------------------------------------------------------
Dividends (net of $11,388 foreign withholding tax)                  2,847,893
------------------------------------------------------------------------------
  Total investment income                                           5,298,984
------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       4,830,846
------------------------------------------------------------------------------
Administrative services fees                                          578,362
------------------------------------------------------------------------------
Custodian fees                                                        122,880
------------------------------------------------------------------------------
Directors' fees                                                        11,313
------------------------------------------------------------------------------
Other                                                                 199,126
------------------------------------------------------------------------------
  Total expenses                                                    5,742,527
------------------------------------------------------------------------------
Less: Expenses paid indirectly                                         (1,411)
------------------------------------------------------------------------------
  Net expenses                                                      5,741,116
------------------------------------------------------------------------------
Net investment income (loss)                                         (442,132)
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND OPTION CONTRACTS:
Net realized gain from:
  Investment securities                                            41,879,881
------------------------------------------------------------------------------
  Option contracts                                                     49,576
------------------------------------------------------------------------------
                                                                   41,929,457
------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                           297,792,190
------------------------------------------------------------------------------
  Foreign currencies                                                      (43)
------------------------------------------------------------------------------
  Option contracts                                                   (443,738)
------------------------------------------------------------------------------
                                                                  297,348,409
------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and
 option contracts                                                 339,277,866
------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $338,835,734
==============================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                      1999           1998
                                                 --------------  ------------
OPERATIONS:

 Net investment income (loss)                    $     (442,132) $    631,581
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and option contracts            41,929,457    22,808,693
------------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities, foreign currencies and
  option contracts                                  297,348,409    78,385,559
------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      338,835,734   101,825,833
------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                               (738,724)     (922,615)
------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                             (23,048,204)  (16,345,246)
------------------------------------------------------------------------------
 Net increase from capital stock transactions       168,920,651    39,909,953
------------------------------------------------------------------------------
   Net increase in net assets                       483,969,457   124,467,925
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                  647,248,003   522,780,078
------------------------------------------------------------------------------
 End of year                                     $1,131,217,460  $647,248,003
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)      $  599,987,913  $434,303,451
------------------------------------------------------------------------------
 Undistributed net investment income (loss)             (47,777)      700,362
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies and option
  contracts                                          40,522,686    22,076,541
------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                         490,754,638   190,167,649
------------------------------------------------------------------------------
                                                 $1,131,217,460  $647,248,003
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also

                      AIM V.I. CAPITAL APPRECIATION FUND
   generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was increased by $432,717, undistributed net realized gains decreased by $435,108 and paid-in capital increased by $2,391 as a result of differing book/tax treatment of net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $578,362 of which AIM retained $78,369 for such services.
   The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.

                      AIM V.I. CAPITAL APPRECIATION FUND

 During the year ended December 31, 1999, the Fund paid legal fees of $6,011 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $1,411 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,411 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $627,067,583 and $470,380,607, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $497,637,083
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (7,642,675)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $489,994,408
===========================================================================

Cost of investments for tax purposes is $640,480,985.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                                                     CALL OPTION CONTRACTS
                                                      -------------------
                                                       NUMBER OF PREMIUMS
                                                       CONTRACTS RECEIVED
                                                       --------- ---------
Beginning of period                                         --   $      --
---------------------------------------------------------------------------
Written                                                  2,274     452,115
---------------------------------------------------------------------------
Closed                                                    (784)   (160,367)
---------------------------------------------------------------------------
Exercised                                               (1,180)   (209,295)
---------------------------------------------------------------------------
Expired                                                   (165)    (23,223)
---------------------------------------------------------------------------
End of period                                              145      59,230
===========================================================================

Open call option contracts written as of December 31, 1999 were as follows:

                                              DECEMBER 31,   UNREALIZED
           CONTRACT STRIKE NUMBER OF PREMIUMS     1999      APPRECIATION
  ISSUE     MONTH   PRICE  CONTRACTS RECEIVED MARKET VALUE (DEPRECIATION)
---------  -------- ------ --------- -------- ------------ --------------
EMC Corp.  January   $75      145    $59,230    $502,969     ($443,739)
-------------------------------------------------------------------------

                      AIM V.I. CAPITAL APPRECIATION FUND

NOTE 8 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                     1999                      1998
                           -------------------------  ------------------------
                             SHARES       AMOUNT        SHARES       AMOUNT
                           ----------  -------------  ----------  ------------
Sold                       10,987,866  $ 295,821,855   4,333,736  $ 99,858,597
-------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    746,374     23,786,928     740,474    17,267,861
-------------------------------------------------------------------------------
Issued in connection with
 acquisitions*              1,111,610     29,381,435          --            --
-------------------------------------------------------------------------------
Reacquired                 (6,741,717)  (180,069,567) (3,416,071)  (77,216,505)
-------------------------------------------------------------------------------
                            6,104,133  $ 168,920,651   1,658,139  $ 39,909,953
===============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable America Fund ("Variable America Fund") pursuant to a plan of reorganization approved by Variable America Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 1,111,610 shares of the Fund for 1,874,912 shares of Variable America Fund as of the close of business on October 15, 1999. Variable America Fund's net assets at that date were $29,381,435, including $3,238,580 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $757,029,224.

NOTE 9 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                           DECEMBER 31,
                          ------------------------------------------------------     JANUARY 31,
                             1999           1998      1997      1996      1995          1995
                          ----------      --------  --------  --------  --------     -----------
Net asset value,
 beginning of period      $    25.20      $  21.75  $  19.43  $  16.55  $  12.05       $ 12.58
------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income
   (loss)                      (0.02)         0.02      0.03      0.02      0.04          0.05
------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                 11.17          4.12      2.58      2.89      4.46         (0.54)
------------------------------------------------------------------------------------------------
   Total from investment
    operations                 11.15          4.14      2.61      2.91      4.50         (0.49)
------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income           (0.02)        (0.04)    (0.02)    (0.03)       --         (0.04)
------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains              (0.75)        (0.65)    (0.27)       --        --            --
------------------------------------------------------------------------------------------------
   Total distributions         (0.77)        (0.69)    (0.29)    (0.03)       --         (0.04)
------------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $    35.58      $  25.20  $  21.75  $  19.43  $  16.55       $ 12.05
------------------------------------------------------------------------------------------------
Total return(a)                44.61%        19.30%    13.51%    17.58%    37.38%        (3.91)%
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000s omitted)    $1,131,217      $647,248  $522,642  $370,063  $212,152       $88,177
------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets             0.73%(b)      0.67%     0.68%     0.73%     0.75%(c)      0.84%
------------------------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                        (0.06)%(b)     0.11%     0.18%     0.18%     0.39%(c)      0.46%
------------------------------------------------------------------------------------------------
Portfolio turnover rate           65%           83%       65%       59%       37%           81%
================================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $784,307,675.
(c) Annualized.

                      AIM V.I. CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with generally accepted accounting principles.

                             /s/ TAIT, WELLER & BAKER

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000
                       AIM V.I. CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                                 MARKET
                                                       SHARES     VALUE


COMMON STOCKS & OTHER EQUITY INTERESTS - 85.34%

AEROSPACE/DEFENSE - 0.27%

HEICO Corp. - Class A                                  1,400 $    29,575
------------------------------------------------------------------------

AIRLINES - 0.50%

Ryanair Holdings PLC. - ADR (Ireland)(a)               1,000      55,125
------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.33%

Dura Automotive Systems, Inc.(a)                       1,000      17,437
------------------------------------------------------------------------
Stoneridge, Inc.(a)                                    1,200      18,525
------------------------------------------------------------------------
                                                                  35,962
------------------------------------------------------------------------

BANKS (REGIONAL) - 1.64%

Bank United Corp.  - Class A                             800      21,800
------------------------------------------------------------------------
Colonial BancGroup, Inc. (The)                         4,200      43,575
------------------------------------------------------------------------
Independence Community Bank Corp.                      3,800      47,500
------------------------------------------------------------------------
North Fork Bancorporation, Inc.                        2,500      43,750
------------------------------------------------------------------------
UCBH Holdings, Inc.(a)                                 1,200      24,675
------------------------------------------------------------------------
                                                                 181,300
------------------------------------------------------------------------

BEVERAGES (ALCOHOLIC) - 0.46%

Canandaigua Brands, Inc. - Class A(a)                  1,000      51,000
------------------------------------------------------------------------

BIOTECHNOLOGY - 0.13%

IDEXX Laboratories, Inc.(a)                              900      14,512
------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 4.92%

Citadel Communications Corp.(a)                        1,000      64,875
------------------------------------------------------------------------
Cox Radio, Inc. - Class A(a)                             800      79,800
------------------------------------------------------------------------
Emmis Communications Corp. - Class A(a)                  800      99,712
------------------------------------------------------------------------
Entercom Communications Corp.(a)                       1,300      85,800
------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                           400      36,887
------------------------------------------------------------------------
Insight Communications Company, Inc.(a)                2,600      77,025
------------------------------------------------------------------------
Interep National Radio Sales, Inc.(a)                  2,000      26,750
------------------------------------------------------------------------
Westwood One, Inc.(a)                                    950      72,200
------------------------------------------------------------------------
                                                                 543,049
------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 3.89%

ADTRAN, Inc.(a)                                          600      30,862
------------------------------------------------------------------------
Davox Corp.(a)                                         2,200      43,175
------------------------------------------------------------------------
Gilat Satellite Networks Ltd. (Israel)(a)                700      83,125
------------------------------------------------------------------------
Next Level Communications, Inc.(a)                       400      29,950
------------------------------------------------------------------------
NorthEast Optic Network, Inc.(a)                         700      43,794
------------------------------------------------------------------------
Osicom Technologies, Inc.(a)                           2,600     117,975
------------------------------------------------------------------------
Proxim, Inc.(a)                                          100      11,000
------------------------------------------------------------------------
Scientific-Atlanta, Inc.                               1,100      61,187
------------------------------------------------------------------------
Z-Tel Technologies, Inc.(a)                              200       8,075
------------------------------------------------------------------------
                                                                 429,143
------------------------------------------------------------------------

                                                               MARKET
                                                     SHARES     VALUE

COMPUTERS (NETWORKING) - 0.31%

Auspex Systems, Inc.(a)                                  900 $     9,225
------------------------------------------------------------------------
Gadzoox Networks, Inc.(a)                                300      13,069
------------------------------------------------------------------------
SonicWALL, Inc.(a)                                       300      12,075
------------------------------------------------------------------------
                                                                  34,369
------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.10%

QLogic Corp.(a)                                          400      63,950
------------------------------------------------------------------------
SanDisk Corp.(a)                                         600      57,750
------------------------------------------------------------------------
                                                                 121,700
------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 15.68%

AppNet, Inc.(a)                                        1,100      48,125
------------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(a)       600     119,251
------------------------------------------------------------------------
Delathree.com, Inc.(a)                                   500      12,875
------------------------------------------------------------------------
Dendrite International, Inc.(a)                          750      25,406
------------------------------------------------------------------------
Digital Insight Corp.(a)                               1,000      36,375
------------------------------------------------------------------------
Documentum, Inc.(a)                                    1,000      59,875
------------------------------------------------------------------------
eBenX Inc.(a)                                            300      13,575
------------------------------------------------------------------------
Eclipsys Corp.(a)                                      2,200      56,375
------------------------------------------------------------------------
Hyperion Solutions Corp.(a)                            1,500      65,250
------------------------------------------------------------------------
InfoCure Corp.(a)                                      2,800      87,325
------------------------------------------------------------------------
Interleaf, Inc.(a)                                     2,100      70,612
------------------------------------------------------------------------
Keynote Systems, Inc.(a)                                 700      51,625
------------------------------------------------------------------------
Medica Logic, Inc.(a)                                    600      12,600
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                             600      64,762
------------------------------------------------------------------------
MTI Technology Corp.(a)                                  700      25,812
------------------------------------------------------------------------
Navidec, Inc.(a)                                       1,800      21,600
------------------------------------------------------------------------
Nucentrix Broadband Networks, Inc.(a)                    600      14,700
------------------------------------------------------------------------
Optio Software, Inc.(a)                                1,100      25,850
------------------------------------------------------------------------
PC-Tel, Inc.(a)                                          400      21,000
------------------------------------------------------------------------
Peregrine Systems, Inc.(a)                             1,000      84,190
------------------------------------------------------------------------
Primus Knowledge Solutions, Inc.(a)                      700      31,719
------------------------------------------------------------------------
Radiant Systems, Inc.(a)                               1,600      64,300
------------------------------------------------------------------------
Rational Software Corp.(a)                             2,000      98,250
------------------------------------------------------------------------
S1 Corp.(a)                                              500      39,062
------------------------------------------------------------------------
Sterling Software, Inc.(a)                             3,700     116,550
------------------------------------------------------------------------
Symantec Corp.(a)                                      2,000     117,250
------------------------------------------------------------------------
Tanning Technology Corp.(a)                            1,400      82,512
------------------------------------------------------------------------
Telescan, Inc.(a)                                      1,300      32,094
------------------------------------------------------------------------
Titan Corp. (The)(a)                                   2,100      98,962
------------------------------------------------------------------------
Transaction Systems Architects, Inc. - Class A(a)        500      14,000
------------------------------------------------------------------------
Trizetto Group, Inc. (The)(a)                          2,300     107,237
------------------------------------------------------------------------
Unigraphics Solutions, Inc.(a)                           400      10,800
------------------------------------------------------------------------
                                                               1,729,919
------------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                                 MARKET
                                                       SHARES     VALUE

CONSUMER FINANCE - 1.59%

American Capital Strategies, Ltd.                      3,600 $    81,900
------------------------------------------------------------------------
AmeriCredit Corp.(a)                                   4,700      86,950
------------------------------------------------------------------------
Cash America International, Inc.                         700       6,825
------------------------------------------------------------------------
                                                                 175,675
------------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.24%

Performance Food Group Co.(a)                          1,100      26,812
------------------------------------------------------------------------

ELECTRIC COMPANIES - 0.05%

Plug Power, Inc.(a)                                      200       5,650
------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 3.95%

American Power Conversion Corp.(a)                     2,100      55,387
------------------------------------------------------------------------
Cree Research, Inc.(a)                                 1,700     145,137
------------------------------------------------------------------------
DII Group, Inc.(a)                                     1,700     120,647
------------------------------------------------------------------------
Pinnacle Systems, Inc.(a)                              1,500      61,031
------------------------------------------------------------------------
Sawtek, Inc.(a)                                          800      53,250
------------------------------------------------------------------------
                                                                 435,452
------------------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.83%

Power-One, Inc.(a)                                     2,000      91,625
------------------------------------------------------------------------

ELECTRONICS (DEFENSE) - 0.23%

Aeroflex, Inc.(a)                                      2,400      24,900
------------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 3.29%

Alpha Industries, Inc.(a)                              1,100      63,044
------------------------------------------------------------------------
Methode Electronics, Inc. - Class A                    3,200     102,800
------------------------------------------------------------------------
Tektronix, Inc.                                          900      34,987
------------------------------------------------------------------------
Varian Inc.(a)                                         4,200      94,500
------------------------------------------------------------------------
Varian Semiconductor Equipment Associates, Inc.(a)     2,000      68,000
------------------------------------------------------------------------
                                                                 363,331
------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 4.01%

American Xtal Technology, Inc.(a)                        700      12,206
------------------------------------------------------------------------
Amkor Technology, Inc.(a)                              1,800      50,850
------------------------------------------------------------------------
Celestica Inc. (Canada)(a)                             1,300      72,150
------------------------------------------------------------------------
Fairchild Semiconductor Corp.(a)                         300       8,925
------------------------------------------------------------------------
Micrel, Inc.(a)                                        1,100      62,631
------------------------------------------------------------------------
Microchip Technology, Inc.(a)                          1,500     102,656
------------------------------------------------------------------------
QuickLogic Corp.(a)                                    2,300      37,950
------------------------------------------------------------------------
Zoran Corp.(a)                                         1,700      94,775
------------------------------------------------------------------------
                                                                 442,143
------------------------------------------------------------------------

ENTERTAINMENT - 1.34%

SFX Entertainment, Inc.(a)                             1,700      61,519
------------------------------------------------------------------------
ValueVision International, Inc.(a)                     1,500      85,969
------------------------------------------------------------------------
                                                                 147,488
------------------------------------------------------------------------

                                                                MARKET
                                                      SHARES     VALUE

EQUIPMENT (SEMICONDUCTOR) - 1.27%

Cohu, Inc.                                             1,800 $    55,800
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                                500      61,266
------------------------------------------------------------------------
Veeco Instruments Inc.(a)                                500      23,406
------------------------------------------------------------------------
                                                                 140,472
------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 0.31%

MicroFinancial, Inc.                                     900      10,519
------------------------------------------------------------------------
SEI Investments Co.                                      200      23,803
------------------------------------------------------------------------
                                                                  34,322
------------------------------------------------------------------------

FOODS - 0.32%

American Italian Pasta Co. - Class A(a)                1,150      35,362
------------------------------------------------------------------------
Health Care (Drugs - Generic & Other) - 1.15%
Alpharma, Inc. -  Class A                              1,300      39,975
------------------------------------------------------------------------
Jones Pharma, Inc.                                     2,000      86,875
------------------------------------------------------------------------
                                                                 126,850
------------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.53%

LifePoint Hospitals, Inc.(a)                           4,900      57,881
------------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.27%

Trigon Healthcare, Inc.(a)                             1,000      29,500
------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.68%

Cyberonics, Inc.(a)                                      800      12,750
------------------------------------------------------------------------
Lifecore Biomedical, Inc.(a)                           1,300      27,462
------------------------------------------------------------------------
PolyMedica Corp.(a)                                    1,500      34,687
------------------------------------------------------------------------
                                                                  74,899
------------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 1.16%

Advance Paradigm, Inc.(a)                              1,200      25,875
------------------------------------------------------------------------
MAXIMUS, Inc.(a)                                       1,500      50,906
------------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)                1,900      22,681
------------------------------------------------------------------------
United Payors & United Providers, Inc.(a)              1,700      28,156
------------------------------------------------------------------------
                                                                 127,618
------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 1.14%

Annuity and Life Reassurance (Holdings), Ltd.
(Bermuda)                                              1,800      47,025
------------------------------------------------------------------------
Clarica Life Insurance Co. (Canada)                    2,800      50,440
------------------------------------------------------------------------
Nationwide Financial Services, Inc. - Class A            800      22,350
------------------------------------------------------------------------
UICI(a)                                                  600       6,337
------------------------------------------------------------------------
                                                                 126,152
------------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.52%

CNA Surety Corp.                                       1,500      19,500
------------------------------------------------------------------------
Radian Group Inc.                                        793      37,866
------------------------------------------------------------------------
                                                                  57,366
------------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.62%

Affiliated Managers Group, Inc.(a)                     1,700      68,744
------------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                             MARKET
                                                   SHARES     VALUE

LEISURE TIME (PRODUCTS) - 0.17%

JAKKS Pacific, Inc.(a)                               1,000 $    18,688
----------------------------------------------------------------------

MACHINERY (DIVERSIFIED) - 0.73%

Applied Power, Inc. - Class A                        2,200      80,850
----------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.29%

Spartech Corp.                                       1,000      32,250
----------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 1.33%

Alpine Group, Inc. (The)(a)                          3,800      48,925
----------------------------------------------------------------------
Armor Holdings, Inc.(a)                              2,500      32,813
----------------------------------------------------------------------
Mettler-Toledo International, Inc.(a)                1,700      64,919
----------------------------------------------------------------------
                                                               146,657
----------------------------------------------------------------------

NATURAL GAS - 0.29%

Kinder Morgan, Inc.                                  1,600      32,300
----------------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.38%

School Specialty, Inc.(a)                            2,800      42,350
----------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 3.04%

BJ Services Co.(a)                                   1,700      71,081
----------------------------------------------------------------------
Cooper Cameron Corp.(a)                              1,500      73,406
----------------------------------------------------------------------
Key Energy Group, Inc.(a)                           15,900      82,481
----------------------------------------------------------------------
Pride International, Inc.(a)                         3,500      51,188
----------------------------------------------------------------------
Tidewater, Inc.                                      1,600      57,600
----------------------------------------------------------------------
                                                               335,756
----------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 2.48%

Basin Exploration, Inc.(a)                           1,900      33,488
----------------------------------------------------------------------
Chieftain International, Inc.(a)                     1,600      27,600
----------------------------------------------------------------------
Devon Energy Corp.                                     700      23,013
----------------------------------------------------------------------
Kerr-McGee Corp. - 5.50% Pfd. DECS                   1,500      48,750
----------------------------------------------------------------------
Newfield Exploration Co.(a)                            900      24,075
----------------------------------------------------------------------
Nuevo Energy Co.(a)                                  2,500      46,875
----------------------------------------------------------------------
Santa Fe Snyder Corp.(a)                             2,500      20,000
----------------------------------------------------------------------
Spinnaker Exploration Co.(a)                         3,500      49,438
----------------------------------------------------------------------
                                                               273,239
----------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.67%

AMRESCO Capital Trust, Inc.                          1,350      11,475
----------------------------------------------------------------------
Apartment Investment & Management Co. - Class A.       700      27,869
----------------------------------------------------------------------
Colonial Properties Trust                              700      16,231
----------------------------------------------------------------------
Correctional Properties Trust                        1,500      18,375
----------------------------------------------------------------------
                                                                73,950
----------------------------------------------------------------------

RESTAURANTS - 0.57%

CEC Entertainment, Inc.(a)                           2,225      63,134
----------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.22%

CDW Computer Centers, Inc.(a)                        1,200      94,350
----------------------------------------------------------------------
InterTAN, Inc.(a)                                    1,550      40,494
----------------------------------------------------------------------
                                                               134,844
----------------------------------------------------------------------

                                                               MARKET
                                                     SHARES     VALUE

RETAIL (DISCOUNTERS) - 0.31%

Ames Department Stores, Inc.(a)                      1,200 $    34,575
----------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 0.99%

BJ's Wholesale Club, Inc.(a)                         1,400      51,100
----------------------------------------------------------------------
Grand Union Co. (The)(a)                             2,500      25,313
----------------------------------------------------------------------
Wild Oats Markets, Inc.(a)                           1,475      32,727
----------------------------------------------------------------------
                                                               109,140
----------------------------------------------------------------------

RETAIL (SPECIALTY) - 3.15%

CSK Auto Corp.(a)                                    1,500      26,250
----------------------------------------------------------------------
Hollywood Entertainment Corp.(a)                     2,300      33,350
----------------------------------------------------------------------
Linens 'n Things, Inc.(a)                              700      20,738
----------------------------------------------------------------------
Michaels Stores, Inc.(a)                             1,800      51,300
----------------------------------------------------------------------
Rent-A-Center, Inc.(a)                               2,000      39,625
----------------------------------------------------------------------
Rent-Way, Inc.(a)                                    1,876      35,058
----------------------------------------------------------------------
SciQuest.com, Inc.(a)                                  400      31,800
----------------------------------------------------------------------
Sunglass Hut International, Inc.(a)                  2,000      22,500
----------------------------------------------------------------------
Venator Group, Inc.(a)                               3,100      21,700
----------------------------------------------------------------------
Zale Corp.(a)                                        1,350      65,306
----------------------------------------------------------------------
                                                               347,627
----------------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 0.91%

Men's Wearhouse, Inc. (The)(a)                       1,700      49,938
----------------------------------------------------------------------
Too Inc.(a)                                          2,900      50,025
----------------------------------------------------------------------
                                                                99,963
----------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.42%

Bay View Capital Corp.                               1,400      19,863
----------------------------------------------------------------------
Local Financial Corp.(a)                             2,500      25,938
----------------------------------------------------------------------
                                                                45,801
----------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 2.75%

Circle.com(a)                                        1,000      12,313
----------------------------------------------------------------------
Lamar Advertising Co.(a)                             1,050      63,591
----------------------------------------------------------------------
Snyder Communications, Inc.(a)                       1,100      21,175
----------------------------------------------------------------------
TeleTech Holdings, Inc.(a)                           3,400     114,591
----------------------------------------------------------------------
Young & Rubicam Inc.                                 1,300      91,975
----------------------------------------------------------------------
                                                               303,645
----------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 2.69%

Copart, Inc.(a)                                      1,500      65,250
----------------------------------------------------------------------
F.Y.I., Inc.(a)                                        900      30,600
----------------------------------------------------------------------
Iron Mountain Inc.(a)                                2,050      80,591
----------------------------------------------------------------------
Pegasus Systems, Inc.(a)                               700      42,219
----------------------------------------------------------------------
Quanta Services, Inc.(a)                             1,200      33,900
----------------------------------------------------------------------
Regis Corp.                                          2,350      44,356
----------------------------------------------------------------------
                                                               296,916
----------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                           MARKET
                                                 SHARES     VALUE

SERVICES (COMPUTER SYSTEMS) - 1.79%

Insight Enterprises, Inc.(a)                       1,675 $    68,047
--------------------------------------------------------------------
Safeguard Scientifics, Inc.(a)                       500      81,031
--------------------------------------------------------------------
SunGard Data Systems, Inc.(a)                        200       4,750
--------------------------------------------------------------------
Sykes Enterprises, Inc.(a)                         1,000      43,875
--------------------------------------------------------------------
                                                             197,703
--------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 2.14%

4Front Technologies, Inc.(a)                       1,300      17,387
--------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                         1,150      75,038
--------------------------------------------------------------------
Concord EFS, Inc.(a)                               1,550      39,913
--------------------------------------------------------------------
CSG Systems International, Inc.(a)                 2,600     103,675
--------------------------------------------------------------------
                                                             236,013
--------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 1.78%

Heidrick & Struggles International, Inc.(a)        2,500     105,625
--------------------------------------------------------------------
Korn/Ferry International(a)                        2,500      90,938
--------------------------------------------------------------------
                                                             196,563
--------------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL) - 0.17%

Cornell Corrections, Inc.(a)                         100         838
--------------------------------------------------------------------
Wackenhut Corrections Corp.(a)                     1,500      17,531
--------------------------------------------------------------------
                                                              18,369
--------------------------------------------------------------------

TELECOMMUNICATIONS - 0.72%

Broadwing Inc.(a)                                  2,168      79,945
--------------------------------------------------------------------
Telecommunications (Cellular/Wireless) - 1.75%
Arch Communications, Inc.(a)                       9,700      63,959
--------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                    1,300      75,888
--------------------------------------------------------------------
Western Wireless Corp. - Class A(a)                  800      53,400
--------------------------------------------------------------------
                                                             193,247
--------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.08%

CapRock Communications Corp.(a)                    1,800      58,388
--------------------------------------------------------------------
ITC DeltaCom, Inc.(a)                              2,200      60,775
--------------------------------------------------------------------
                                                             119,163
--------------------------------------------------------------------

TEXTILES (SPECIALTY) - 0.30%

Polymer Group, Inc.                                1,800      32,850
--------------------------------------------------------------------

WASTE MANAGEMENT - 0.49%

Catalytica, Inc.(a)                                2,500      33,906
--------------------------------------------------------------------

Safety-Kleen Corp.(a)                              1,800      20,363
--------------------------------------------------------------------
                                                              54,269
--------------------------------------------------------------------
Total Common Stocks & Other Equity Interests
 (Cost $7,043,407)                                         9,417,703
--------------------------------------------------------------------

                              NUMBER
                                OF     EXERCISE EXPIRATION
                             CONTRACTS   PRICE      DATE
OPTIONS PURCHASED - 0.53%

PUTS - 0.53%

Nasdaq 100 Index               300    $ 306     Feb-00   $    15,600
--------------------------------------------------------------------
S & P 500 Index              2,500    137.5     Feb-00        42,969
--------------------------------------------------------------------
Total Options Purchased
 (Cost $123,209)                                              58,569
--------------------------------------------------------------------

                                                  SHARES

MONEY MARKET FUNDS - 13.05%

STIC Liquid Assets Portfolio(b)                   719,837     719,837
---------------------------------------------------------------------
STIC Prime Portfolio(b)                           719,837     719,837
---------------------------------------------------------------------
Total Money Market Funds (Cost $1,439,674)                  1,439,674
---------------------------------------------------------------------
TOTAL INVESTMENTS - 98.92% (Cost $8,606,290)               10,915,946
---------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES - 1.08%                         118,985

---------------------------------------------------------------------
NET ASSETS - 100.00%                                      $11,034,931
---------------------------------------------------------------------


NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.

Investment Abbreviations:

 ADR   -  American Depositary Receipt
 DECS  -  Dividend Enhanced Convertible Stock
 Pfd.  -  Preferred

See Notes to Financial Statements.

                      AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $8,606,290)            $ 10,915,946
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                             99,919
----------------------------------------------------------------------
 Dividends and interest                                          6,771
----------------------------------------------------------------------
 Investments sold                                               16,696
----------------------------------------------------------------------
 Reimbursement from advisor                                     12,503
----------------------------------------------------------------------
Investment for deferred compensation plan                        8,645
----------------------------------------------------------------------
  Total assets                                              11,060,480
----------------------------------------------------------------------

LIABILITIES:

Payable for deferred compensation plan                           8,645
----------------------------------------------------------------------
Accrued administrative fees                                      4,247
----------------------------------------------------------------------
Accrued operating expenses                                      12,657
----------------------------------------------------------------------
  Total liabilities                                             25,549
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 11,034,931
----------------------------------------------------------------------
Capital shares, $0.001 par value per share:
 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                   928,238
----------------------------------------------------------------------
Net asset value, offering and redemption price per share  $      11.89
======================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                   $   18,220
----------------------------------------------------------------------
Dividends (net of $63 foreign withholding tax)                 25,394
----------------------------------------------------------------------
   Total investment income                                     43,614
----------------------------------------------------------------------

EXPENSES:

Advisory fees                                                  35,726
----------------------------------------------------------------------
Administrative services fees                                   46,126
----------------------------------------------------------------------
Custodian fees                                                 38,398
----------------------------------------------------------------------
Directors' fees                                                 6,958
----------------------------------------------------------------------
Professional fees                                              22,118
----------------------------------------------------------------------
Printing fees                                                  11,728
----------------------------------------------------------------------
Other                                                           1,712
----------------------------------------------------------------------
   Total expenses                                             162,766
----------------------------------------------------------------------
Less: Fees waived and reimbursed by advisor                  (104,031)
----------------------------------------------------------------------
Expenses paid indirectly                                          (59)
----------------------------------------------------------------------
   Net expenses                                                58,676
----------------------------------------------------------------------
Net investment income (loss)                                  (15,062)
----------------------------------------------------------------------
Realized and unrealized gain (loss) from investment
 securities, foreign currencies and option contracts:
Net realized gain (loss) from:
   Investment securities                                        9,055
----------------------------------------------------------------------
   Option contracts written                                      (457)
----------------------------------------------------------------------
   Foreign currencies                                            (150)
----------------------------------------------------------------------
                                                                8,448
----------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                    2,014,708
----------------------------------------------------------------------
   Net gain from investment securities and
    futures contracts                                       2,023,156
----------------------------------------------------------------------
Net increase in net assets resulting from operations       $2,008,094
======================================================================

See Notes to Financial Statements.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998

OPERATIONS:                                                 1999        1998
                                                        -----------  ----------
 Net investment income (loss)                           $   (15,062) $    8,126
--------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
  foreign currencies and option contracts                     8,448    (254,021)
--------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities and option contracts                         2,014,708     294,948
--------------------------------------------------------------------------------
   Net increase in net assets resulting from operations   2,008,094      49,053
--------------------------------------------------------------------------------
 Dividends to shareholders from net investment income            --     (12,074)
--------------------------------------------------------------------------------
 Net increase from capital stock transactions             5,854,369   3,135,489
--------------------------------------------------------------------------------
   Net increase in net assets                             7,862,463   3,172,468
================================================================================

NET ASSETS:

 Beginning of period                                      3,172,468          --
--------------------------------------------------------------------------------
 End of period                                          $11,034,931  $3,172,468
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)             $ 8,979,016  $3,134,630
--------------------------------------------------------------------------------
 Undistributed net investment income (loss)                  (8,290)     (3,061)
--------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment
  securities, foreign currencies and option contracts      (245,451)   (254,049)
--------------------------------------------------------------------------------
 Unrealized appreciation of investment securities and
  option contracts                                        2,309,656     294,948
--------------------------------------------------------------------------------
                                                        $11,034,931  $3,172,468
================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is long-term capital appreciation.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was increased by $9,833, undistributed net realized gains increased by $150 and paid-in capital decreased by $9,983 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
   The Fund has a capital loss carryforward of $287,192 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. During the year ended December 31, 1999, AIM waived fees of $79,627 and reimbursed expenses of $24,404.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $46,126 of which AIM retained $0 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,438 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $59 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $59 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $10,259,505 and $5,809,014, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $2,548,222
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (261,458)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $2,286,764
=========================================================================

Cost of investments for tax purposes is $8,629,182.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                                                          Call Option
                                                           Contracts
                                                       ------------------
                                                       Number of Premiums
                                                       Contracts Received
                                                       --------- --------
Beginning of year                                          --     $   --
-------------------------------------------------------------------------
Written                                                    37     10,229
-------------------------------------------------------------------------
Closed                                                    (32)    (8,769)
-------------------------------------------------------------------------
Exercised                                                  (3)    (1,303)
-------------------------------------------------------------------------
Expired                                                    (2)      (157)
-------------------------------------------------------------------------
End of year                                                --         --
=========================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 8 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                            1999                  1998
                                     --------------------  -------------------
                                      Shares     Amount    Shares     Amount
                                     --------  ----------  -------  ----------
Sold                                  746,789  $7,361,857  403,978  $3,617,838
-------------------------------------------------------------------------------
Issued as reinvestment of dividends        --          --    1,426      12,074
-------------------------------------------------------------------------------
Reacquired                           (163,001) (1,507,488) (60,954)   (494,423)
-------------------------------------------------------------------------------
                                      583,788  $5,854,369  344,450  $3,135,489
===============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the year ended December 31, 1999, and the period May 1, 1998 (date operations commenced) through December 31, 1998.

                                                           1999(a)      1998(a)
                                                           -------      -------
Net asset value, beginning of period                    $  9.21      $10.00
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.03)       0.03
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
   unrealized)                                             2.71       (0.78)
---------------------------------------------------------------------------
   Total from investment operations                        2.68       (0.75)
---------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       --       (0.04)
---------------------------------------------------------------------------
Net asset value, end of period                          $ 11.89      $ 9.21
---------------------------------------------------------------------------
Total return(b)                                           29.10%      (7.51)%
---------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $11,035      $3,172
---------------------------------------------------------------------------
Ratio of expenses to average net assets(c)                 1.23%(d)    1.21%(e)
---------------------------------------------------------------------------
Ratio of net investment income (loss) to average net
 assets(f)                                                 (0.32)%(d)  0.62%(e)
---------------------------------------------------------------------------
Portfolio turnover rate                                      132%        45%
===========================================================================

(a) Calculated using average shares outstanding.
(b) Total returns is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 3.42% and 5.80% (annualized) for 1999 and 1998, respectively.
(d) Ratios are based on average net assets of $4,763,466.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (2.51)% and (3.97)% (annualized) for 1999 and 1998, respectively.
                       AIM V.I. CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Dent Demographic Trends Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 29, 1999 (date operations commenced) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Dent Demographic Trends Fund, as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period December 29, 1999 (date operations commenced) through December 31, 1999 in conformity with generally accepted accounting principles.

                                 /s/ TAIT, WELLER & BAKER

                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                              PRINCIPAL         MARKET
                                               AMOUNT           VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 16.50%

FEDERAL HOME LOAN BANK - 16.50%

Disc. Notes, 1.50%, 01/03/00 (Cost
 $164,986)(a)                                $   165,000    $      164,986
-----------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 8.40%

U.S. TREASURY BILLS - 8.40%

4.95%, 03/30/00 (Cost $83,960)(a)                 85,000(b)         83,964
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 53.89%(c)

Bank of America Securities, 3.15%,
 01/03/00(d)                                      38,701            38,701
-----------------------------------------------------------------------------
Bank One Capital Markets, Inc.
3.25%, 01/03/00(e)                               230,000           230,000
-----------------------------------------------------------------------------
CIBC Oppenheimer Corp., 3.25%, 01/03/00(f)       230,000           230,000
-----------------------------------------------------------------------------
Greenwich Capital Markets, Inc.,
3.30%, 01/03/00(g)                                40,000            40,000
-----------------------------------------------------------------------------
Total Repurchase Agreements (Cost $538,701)                        538,701
-----------------------------------------------------------------------------
                                               SHARES
MONEY MARKET FUNDS - 21.01%

STIC Liquid Assets Portfolio(h)                  104,999           104,999
-----------------------------------------------------------------------------
STIC Prime Portfolio(h)                          104,999           104,999
-----------------------------------------------------------------------------
Total Money Market Funds (Cost $209,998)                           209,998
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.80% (Cost $997,645)                         997,649(i)
-----------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.20%                                1,950
-----------------------------------------------------------------------------
NET ASSETS - 100.00%                                              $999,599
=============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 5.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sale price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 12/31/99 with a maturing value of $470,258,225 and collateralized by $470,134,815 U.S. Government obligations, 4.75% to 5.25% due 02/01/01 to 11/14/03 with an aggregate market value at 12/31/99 of $510,000,998.
(e) Joint repurchase agreement entered into 12/31/99 with a maturing value of $300,081,250 and collateralized by $304,417,000 U.S. Government obligations, 0% to 8.125% due 01/03/00 to 05/15/21 with an aggregate market value at 12/31/99 of $303,690,194.
(f) Joint repurchase agreement entered into 12/31/99 with a maturing value of $285,077,188 and collateralized by $285,000,000 U.S. Government obligations, 5.812% to 8.023% due 04/01/19 to 05/01/35 with an aggregate market value at 12/31/99 of $290,700,000.
(g) Joint repurchase agreement entered into 12/31/99 with a maturing value of $240,066,000 and collateralized by $343,554,149 U.S. Government obligations, 5.00% to 10.00% due 03/01/01 to 12/01/29 with an aggregate market value at 12/31/99 of $244,803,339.
(h) The security shares the same investment advisor as the Fund.
(i) Also represents cost for federal income tax purposes.

Investment Abbreviations:

Disc.- Discounted

See Notes to Financial Statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value  (cost $997,645)             $    997,649
----------------------------------------------------------------------
Receivables for:
 Dividends and interest                                            157
----------------------------------------------------------------------
 Variation margin                                                1,870
----------------------------------------------------------------------
 Due from Advisor                                                  613
----------------------------------------------------------------------
  Total assets                                               1,000,289
----------------------------------------------------------------------

LIABILITIES:

Accrued advisory fees                                               47
----------------------------------------------------------------------
Accrued administration fees                                        274
----------------------------------------------------------------------
Accrued operating expenses                                         369
----------------------------------------------------------------------
  Total liabilities                                                690
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $    999,599
----------------------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                   100,001
----------------------------------------------------------------------
Net asset value, offering and redemption price per share  $      10.00
======================================================================

STATEMENT OF OPERATIONS

For the period December 29, 1999 (date operations commenced) through December 31, 1999

INVESTMENT INCOME:

Interest                                                         $ 131
-----------------------------------------------------------------------
Dividends                                                          108
-----------------------------------------------------------------------
  Total investment income                                          239
-----------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       47
-----------------------------------------------------------------------
Administrative services fees                                       274
-----------------------------------------------------------------------
Custodian fees                                                     170
-----------------------------------------------------------------------
Directors' fees                                                     43
-----------------------------------------------------------------------
Other                                                              155
-----------------------------------------------------------------------
  Total expenses                                                   689
-----------------------------------------------------------------------
Less: Fees waived and reimbursed by Advisor                       (613)
-----------------------------------------------------------------------
  Net expenses                                                      76
-----------------------------------------------------------------------
Net investment income                                              163
-----------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Change in net unrealized appreciation (depreciation) of:
  Investment securities                                              4
-----------------------------------------------------------------------
  Futures contracts                                               (578)
-----------------------------------------------------------------------
Net gain (loss) on investment securities                          (574)
-----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $(411)
=======================================================================

See Notes to Financial Statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period December 29, 1999 (date operations commenced) through December 31, 1999

                                                                      1999
                                                                    ---------
OPERATIONS:

 Net investment income                                              $     163
------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment
  securities                                                             (574)
------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations      (411)
------------------------------------------------------------------------------
 Net increase from capital stock transactions                       1,000,010
------------------------------------------------------------------------------
    Net increase in net assets                                        999,599
------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                                        --
------------------------------------------------------------------------------
End of period                                                       $ 999,599
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)                         $ 999,988
------------------------------------------------------------------------------
 Undistributed net investment income                                      185
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of investment securities         (574)
------------------------------------------------------------------------------
                                                                    $ 999,599
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of
AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations December 29, 1999. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was increased by $22 and paid-in capital decreased by $22 as a result of differing book/tax treatment of organizational costs reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $2 billion. During the period December 29, 1999 (date operations commenced) through December 31, 1999, AIM waived fees of $321 and reimbursed expenses of $292.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the period December 29, 1999 (date operations commenced) through December 31, 1999, AIM was paid $0 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period December 29, 1999 (date operations commenced) through December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5 - FUTURES CONTRACTS
On December 31, 1999, $46,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                          UNREALIZED
               NO. OF                     APPRECIATION
  CONTRACT    CONTRACTS MONTH/COMMITMENT (DEPRECIATION)
------------  --------- ---------------- -------------
S&P 500 Mini      11       Mar-00/Buy        ($578)
-------------------------------------------------------

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the period December 29, 1999 (date operations commenced) through December 31, 1999 were as follows:

                                                                1999
                                                         ------------------
                                                         SHARES    AMOUNT
                                                         ------- ----------
Sold                                                     100,001 $1,000,010
===========================================================================

NOTE 7 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during the period December 29, 1999 (date operations commenced) through December 31, 1999.

                                                                  1999
                                                                 ------
Net asset value, beginning of period                             $10.00
-------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.00
-------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               --
-------------------------------------------------------------------------
Net asset value, end of period                                   $10.00
-------------------------------------------------------------------------
Total return(a)                                                    0.00%
-------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $1,000
-------------------------------------------------------------------------
Ratio of expenses to average net assets(b):
 With expense waiver and reimbursement                             1.40%
-------------------------------------------------------------------------
 Without expense waiver and reimbursement                         12.58%
-------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets(b):
 With expense waiver and reimbursement                             2.96%
-------------------------------------------------------------------------
 Without expense waiver and reimbursement                         (8.22)%
-------------------------------------------------------------------------
Portfolio turnover rate                                              --
=========================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $666,528.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund, as of December 31, 1999, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period December 31, 1995 and the year ended January 31, 1995 in conformity with generally accepted accounting principles.

                                 /s/ TAIT, WELLER & BAKER

                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                        AIM V.I. DIVERSIFIED INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                       PRINCIPAL    MARKET
                                                         AMOUNT      VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES - 62.09%

AIR FREIGHT - 0.64%

Atlas Air, Inc., Sr. Unsec. Notes, 10.75%, 08/01/05    $  620,000 $   638,600
-----------------------------------------------------------------------------

AIRLINES - 3.32%

Air 2 US - Series C, Equipment Trust Ctfs., 10.13%,
 10/01/20 (Acquired 10/28/99; Cost $550,000)(a)           550,000     547,514
-----------------------------------------------------------------------------
Airplanes Pass Through Trust - Series D, Gtd. Sub.
 Bonds, 10.88%, 03/15/19                                  300,000     264,000
-----------------------------------------------------------------------------
Delta Air Lines, Inc., Deb.,
 9.00%, 05/15/16                                          825,000     853,396
-----------------------------------------------------------------------------
 10.38%, 12/15/22                                         600,000     705,090
-----------------------------------------------------------------------------
Dunlop Standard Aerospace Holdings PLC (United
 Kingdom), Sr. Unsec. Sub. Notes, 11.88%, 05/15/09        460,000     475,525
-----------------------------------------------------------------------------
United Air Lines, Inc. - Series 95A2, Pass Through
 Ctfs., 9.56%, 10/19/18                                   425,000     454,040
-----------------------------------------------------------------------------
                                                                    3,299,565
-----------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.66%

Advance Stores Co., Inc. - Series B, Sr. Unsec. Gtd.
 Sub. Notes, 10.25%, 04/15/08                             335,000     289,775
-----------------------------------------------------------------------------
Exide Corp., Sr. Notes, 10.00%, 04/15/05                  380,000     370,500
-----------------------------------------------------------------------------
                                                                      660,275
-----------------------------------------------------------------------------

AUTOMOBILES - 0.44%

General Motors Corp., Putable Deb., 8.80%, 03/01/21       400,000     440,096
-----------------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.73%

Midland Bank PLC (United Kingdom), Sub. Notes, 7.65%,
 05/01/25                                                 245,000     244,417
-----------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes, 7.75%,
 09/15/24                                                 500,000     482,895
-----------------------------------------------------------------------------
                                                                      727,312
-----------------------------------------------------------------------------

BANKS (MONEY CENTER) - 1.80%

Bayerische Landesbank Girozentrale (Germany), Unsec.
 Sub. Notes, 5.88%, 12/01/08                              100,000      89,812
-----------------------------------------------------------------------------
First Union Corp., Putable Sub. Deb., 7.50%, 04/15/35     800,000     798,600
-----------------------------------------------------------------------------
Republic New York Corp.,
 Sub. Deb., 9.50%, 04/15/14                               350,000     385,728
-----------------------------------------------------------------------------
 Sub. Notes, 9.70%, 02/01/09                              470,000     518,673
-----------------------------------------------------------------------------
                                                                    1,792,813
-----------------------------------------------------------------------------

BANKS (REGIONAL) - 1.27%

Mercantile Bancorp., Inc., Unsec. Sub. Notes, 7.30%,
 06/15/07                                                 825,000     807,799
-----------------------------------------------------------------------------
Riggs Capital Trust II - Series C, Gtd. Bonds, 8.88%,
 03/15/27                                                 500,000     456,091
-----------------------------------------------------------------------------
                                                                    1,263,890
-----------------------------------------------------------------------------



                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
BROADCASTING (TELEVISION, RADIO & CABLE) - 5.69%

British Sky Broadcasting Group PLC (United Kingdom),
 Sr. Unsec. Gtd. Yankee Notes, 8.20%, 07/15/09          $  795,000 $   765,606
------------------------------------------------------------------------------
Comcast Cable Communications, Unsec. Notes, 8.50%,
 05/01/27                                                  500,000     530,860
------------------------------------------------------------------------------
CSC Holdings Inc.,
 Sr. Unsec. Deb., 7.88%, 02/15/18                          400,000     382,784
------------------------------------------------------------------------------
 Sr. Unsec. Deb., 7.63%, 07/15/18                        1,400,000   1,306,620
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.88%, 12/15/07                         500,000     493,275
------------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc. Notes,
 10.25%, 11/01/07(b)                                       840,000     554,400
------------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc. Notes, 11.88%,
 10/15/07(b)                                             1,000,000     672,500
------------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub. Notes,
 8.25%, 02/15/08                                           950,000     954,750
------------------------------------------------------------------------------
                                                                     5,660,795
------------------------------------------------------------------------------

BUILDING MATERIALS - 0.11%

Blount Inc., Sr. Sub Notes, 13.00%, 08/01/09(c)            100,000     106,000
------------------------------------------------------------------------------

CHEMICALS - 0.16%

Lyondell Chemical Co., Sr. Gtd. Sub. Notes, 10.88%,
 05/01/09                                                  150,000     155,250
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.17%

Dialog Corp. PLC - Series A (United Kingdom), Sr. Sub.
 Yankee Notes, 11.00%, 11/15/07                            350,000     169,750
------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.66%

Lattice Semiconductor Corp., Conv. Notes, 4.75%,
 11/01/06 (Acquired 12/03/99; Cost $690,000)(a)            500,000     659,520
------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 0.39%

Exodus Communications, Inc., Sr. Unsec. Notes, 11.25%,
 07/01/08                                                  375,000     390,937
------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 0.31%

Equinix Inc., Sr. Notes, 13.00%, 12/01/07(c)(d)            300,000     311,250
------------------------------------------------------------------------------

CONSUMER FINANCE - 1.55%

Capital One Financial Corp., Unsec. Notes, 7.25%,
 05/01/06                                                  530,000     500,643
------------------------------------------------------------------------------
Countrywide Capital III - Series B, Gtd. Bonds, 8.05%,
 06/15/27                                                  400,000     368,388
------------------------------------------------------------------------------
MBNA Capital I - Series A, Gtd. Bonds, 8.28%, 12/01/26     770,000     675,629
------------------------------------------------------------------------------
                                                                     1,544,660
------------------------------------------------------------------------------

ELECTRIC COMPANIES - 3.11%

Cleveland Electric Illuminating Co. (The) - Series D,
 Sr. Sec. Notes, 7.88%, 11/01/17                           500,000     471,832
------------------------------------------------------------------------------
El Paso Electric Co. - Series E, Sec. First Mortgage
 Bonds, 9.40%, 05/01/11                                    150,000     158,914
------------------------------------------------------------------------------
Niagara Mohawk Power Co. - Series H, Sr. Unsec. Disc.
 Notes, 8.50%, 07/01/10(b)                               2,000,000   1,498,240
------------------------------------------------------------------------------
Southern Energy, Inc., Sr. Notes, 7.90%, 07/15/09
 (Acquired 12/03/99; Cost $980,670)(a)                   1,000,000     964,160
------------------------------------------------------------------------------
                                                                     3,093,146
------------------------------------------------------------------------------


                        AIM V.I. DIVERSIFIED INCOME FUND

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE

ENTERTAINMENT - 1.55%

Time Warner Inc., Deb., 9.13%, 01/15/13                 $1,400,000 $ 1,537,858
------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.13%

Heller Financial, Inc., Notes, 7.38%, 11/01/09
 (Acquired 11/23/99; Cost $323,970)(a)                     325,000     316,982
------------------------------------------------------------------------------
Source One Mortgage Services Corp., Deb., 9.00%,
 06/01/12                                                  180,000     196,063
------------------------------------------------------------------------------
Sumitomo Bank International Finance N.V. (Japan), Gtd.
 Sub. Notes, 8.50%, 06/15/09                               600,000     610,949
------------------------------------------------------------------------------
                                                                     1,123,994
------------------------------------------------------------------------------

FOODS - 1.41%

ConAgra, Inc., Sr. Unsec. Putable Notes, 7.13%,
 10/01/26                                                1,300,000   1,259,713
------------------------------------------------------------------------------
Vlasic Foods International Inc. - Series B, Sr. Unsec.
 Sub. Notes, 10.25%, 07/01/09                              150,000     143,625
------------------------------------------------------------------------------
                                                                     1,403,338
------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.72%

Hollywood Casino Corp.,
 Class A, 1st Mortgage, 13.00%, 08/01/06(c)                150,000     161,250
------------------------------------------------------------------------------
 Sr. Sec. Gtd. Sub. Notes, 11.25%, 05/01/07(c)             125,000     131,250
------------------------------------------------------------------------------
Hollywood Park, Inc. - Series B, Sr. Gtd. Unsec. Sub.
 Notes, 9.25%, 02/15/07                                     75,000      74,812
------------------------------------------------------------------------------
Venetian Casino Resort LLC, Sec. Gtd. Mortgage Notes,
 12.25%, 11/15/04                                          400,000     351,000
------------------------------------------------------------------------------
                                                                       718,312
------------------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.16%

Triad Hospitals Holdings Inc. - Series B, Sr. Unsec.
 Gtd. Sub. Notes, 11.00%, 05/15/09                         150,000     156,000
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.37%

Procter & Gamble Co. (The), Putable Deb., 8.00%,
 09/01/24                                                  350,000     371,602
------------------------------------------------------------------------------

HOUSEWARES - 0.40%

Decora Industries, Inc. - Series B, Sr. Sec. Gtd.
 Notes, 11.00%, 05/01/05                                   500,000     402,500
------------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 1.36%

Americo Life, Inc., Sr. Sub. Notes, 9.25%, 06/01/05         75,000      75,375
------------------------------------------------------------------------------
Conseco, Inc., Unsec. Notes,
 6.80%, 06/15/05                                           235,000     219,539
------------------------------------------------------------------------------
 9.00%, 10/15/06                                           200,000     205,846
------------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23                    950,000     849,139
------------------------------------------------------------------------------
                                                                     1,349,899
------------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 1.38%

HSBC America Capital Trust II, Gtd. Bonds, 8.38%,
 05/15/27 (Acquired 08/12/99; Cost $431,289)(a)            450,000     416,691
------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.,
 Notes, 8.50%, 08/01/15                                    360,000     368,860
------------------------------------------------------------------------------
 Sr. Sub. Notes, 7.38%, 01/15/07                           470,000     456,370
------------------------------------------------------------------------------
 Sr. Notes, 8.80%, 03/01/15                                130,000     135,915
------------------------------------------------------------------------------
                                                                     1,377,836
------------------------------------------------------------------------------


                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

IRON & STEEL - 0.29%

Acme Metal Inc., Sr. Unsec. Gtd. Notes, 10.88%,
 12/15/07(e)                                             $  633,000 $   129,765
-------------------------------------------------------------------------------
GS Technologies Operating Co., Inc., Sr. Gtd. Notes,
 12.00%, 09/01/04                                           350,000     162,750
-------------------------------------------------------------------------------
                                                                        292,515
-------------------------------------------------------------------------------

LODGING - HOTELS - 0.87%

Hilton Hotels Corp., Conv. Sub. Notes, 5.00%, 05/15/06      125,000      96,250
-------------------------------------------------------------------------------
John Q. Hammons Hotels, Inc., Sec. First Mortgage
 Notes, 9.75%, 10/01/05                                     550,000     508,750
-------------------------------------------------------------------------------
Stena Line A.B. (Sweden), Sr. Unsec. Yankee Notes,
 10.63%, 06/01/08                                           430,000     260,150
-------------------------------------------------------------------------------
                                                                        865,150
-------------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.10%

Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes, 11.00%,
 04/15/07                                                   340,000      86,700
-------------------------------------------------------------------------------
Mechala Group (Jamaica) Series B, Sr. Gtd. Sub. Notes,
 12.75%, 12/30/99(f)                                         44,000      15,510
-------------------------------------------------------------------------------
                                                                        102,210
-------------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.40%

MMI Products, Inc. - Series B, Sr. Unsec. Sub. Notes,
 11.25%, 04/15/07                                           380,000     393,300
-------------------------------------------------------------------------------

METALS MINING - 0.90%

Centaur Mining and Exploration Ltd. (Australia), Sr.
 Gtd. Yankee Notes, 11.00%, 12/01/07                        550,000     547,250
-------------------------------------------------------------------------------
Rio Algom Ltd. (Canada), Unsec. Yankee Deb., 7.05%,
 11/01/05                                                   370,000     346,405
-------------------------------------------------------------------------------
                                                                        893,655
-------------------------------------------------------------------------------

NATURAL GAS - 2.00%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18               500,000     445,460
-------------------------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 6.75%, 07/01/05                 450,000     431,973
-------------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee Deb.,
 8.50%, 12/15/12                                            500,000     520,145
-------------------------------------------------------------------------------
Sonat Inc., Unsec. Notes, 7.63%, 07/15/11                   600,000     590,136
-------------------------------------------------------------------------------
                                                                      1,987,714
-------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.57%

NRG Energy, Inc., Sr. Unsec. Notes, 7.50%, 06/01/09         500,000     460,350
-------------------------------------------------------------------------------
Pride International, Inc., Sr. Unsec. Notes, 10.00%,
 06/01/09                                                   100,000     103,750
-------------------------------------------------------------------------------
                                                                        564,100
-------------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 1.00%

ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06                  400,000     395,996
-------------------------------------------------------------------------------
Queen Sand Resources, Inc., Sr. Unsec. Gtd. Sub. Notes,
 12.50%, 07/01/08                                           240,000     116,400
-------------------------------------------------------------------------------
Talisman Energy Inc. (Canada), Yankee Deb., 7.13%,
 06/01/07                                                   500,000     480,475
-------------------------------------------------------------------------------
                                                                        992,871
-------------------------------------------------------------------------------


                        AIM V.I. DIVERSIFIED INCOME FUND

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

OIL & GAS (REFINING & MARKETING) - 0.29%

Texas Petrochemical Corp., Sr. Unsec. Sub. Notes,
 11.13%, 07/01/06                                        $  330,000 $   288,750
-------------------------------------------------------------------------------

PHOTOGRAPHY/IMAGING - 0.06%

Polaroid Corp., Sr. Unsec. Notes, 11.50%, 02/15/06           60,000      59,700
-------------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.69%

AES Corp., Sr. Notes, 8.00%, 12/31/08                       750,000     688,125
-------------------------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 1.59%

News America Holdings, Inc.
 Sr. Gtd. Deb., 9.25%, 02/01/13                           1,000,000   1,089,900
-------------------------------------------------------------------------------
 Sr. Unsec. Gtd. Putable Bonds, 7.43%, 10/01/26             500,000     491,105
-------------------------------------------------------------------------------
                                                                      1,581,005
-------------------------------------------------------------------------------

RAILROADS - 1.68%

CSX Corp., Sr. Unsec. Putable Deb.,
 6.95%, 05/01/27                                            300,000     298,047
-------------------------------------------------------------------------------
 7.25%, 05/01/27                                            750,000     736,103
-------------------------------------------------------------------------------
Norfolk Southern Corp., Notes, 7.05%, 05/01/37              650,000     637,150
-------------------------------------------------------------------------------
                                                                      1,671,300
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.97%

Health Care REIT, Inc., Unsec. Notes,
 7.57%, 04/15/00                                            300,000     298,602
-------------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Deb.,
 7.35%, 12/01/17                                            750,000     662,033
-------------------------------------------------------------------------------
                                                                        960,635
-------------------------------------------------------------------------------

RETAIL (DRUG STORES) - 0.15%

Rite Aid Corp., Conv. Unsec. Sub. Notes,
 5.25%, 09/15/02                                            220,000     150,150
-------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 0.17%

Plainwell Inc. - Series B, Sr. Unsec. Sub. Notes,
 11.00%, 03/01/08                                           330,000     173,250
-------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 1.68%

Amazon.com, Inc., Conv. Deb., 4.75%, 02/01/09 (Acquired
 01/29/99; Cost $501,875)(a)                                500,000     568,125
-------------------------------------------------------------------------------
CSK Auto Inc. - Series A, Sr. Gtd. Sub. Deb,
 11.00%, 11/01/06                                           260,000     265,200
-------------------------------------------------------------------------------
Neff Corp., Sr. Unsec. Gtd. Sub. Notes,
 10.25%, 06/01/08                                           330,000     319,275
-------------------------------------------------------------------------------
Rent-A-Center, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 08/15/08                                           500,000     516,250
-------------------------------------------------------------------------------
                                                                      1,668,850
-------------------------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 0.70%

Big 5 Corp. - Series B, Sr. Unsec. Notes,
 10.88%, 11/15/07                                           500,000     495,000
-------------------------------------------------------------------------------
J Crew Operating Corp., Sr. Sub. Notes,
 10.38%, 10/15/07                                           240,000     202,800
-------------------------------------------------------------------------------
                                                                        697,800
-------------------------------------------------------------------------------


                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

SAVINGS & LOAN COMPANIES - 1.78%

Dime Capital Trust I - Series A, Gtd. Bonds,
 9.33%, 05/06/27                                         $  420,000 $   396,026
-------------------------------------------------------------------------------
Sovereign Bancorp, Inc., Medium Term Sub. Notes, 8.00%,
 03/15/03                                                   800,000     764,008
-------------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Notes,
 7.13%, 02/15/04                                            245,000     238,811
-------------------------------------------------------------------------------
Washington Mutual, Inc.,
 Gtd. Bonds, 8.38%, 06/01/27                                190,000     181,549
-------------------------------------------------------------------------------
 Notes, 7.50%, 08/15/06                                     195,000     194,078
-------------------------------------------------------------------------------
                                                                      1,774,472
-------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.43%

Interpublic Group of Companies, Inc. (The), Conv.
 Notes, 1.87%, 06/01/06 (Acquired 05/26/99;
 Cost $92,650)(a)                                           110,000     124,988
-------------------------------------------------------------------------------
MDC Communications Corp. (Canada), Sr. Unsec. Sub.
 Yankee Notes, 10.50%, 12/01/06                             300,000     297,750
-------------------------------------------------------------------------------
                                                                        422,738
-------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.18%

CUC International, Inc., Conv. Sub. Notes, 3.00%,
 02/15/02                                                    73,000      73,730
-------------------------------------------------------------------------------
Hydrochem Industrial Service Co. - Series B, Sr. Gtd.
 Sub. Notes, 10.38%, 08/01/07                               140,000     120,750
-------------------------------------------------------------------------------
Laidlaw Inc. (Canada),
 Unsec. Yankee Deb., 6.70%, 05/01/08                        500,000     425,585
-------------------------------------------------------------------------------
 Unsec. Yankee Notes, 7.65%, 05/15/06                       600,000     557,430
-------------------------------------------------------------------------------
                                                                      1,177,495
-------------------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.37%

MSX International, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.38%, 01/15/08                                           380,000     364,800
-------------------------------------------------------------------------------

SHIPPING - 0.58%

Hutchison Delta Finance Ltd. - Series REGS (Cayman
 Islands), Conv. Unsec. Notes, 7.00%, 11/25/01              500,000     580,000
-------------------------------------------------------------------------------

SOVEREIGN DEBT - 2.52%

Ministry Finance Russia (Vneshtorgbank) (Russia), Deb.,
 3.00%, 05/14/06                                              9,000       2,999
-------------------------------------------------------------------------------
Province of Manitoba - Series A2 (Canada), Putable
 Yankee Deb., 7.75%, 07/17/16                               950,000     972,753
-------------------------------------------------------------------------------
Province of Quebec - Series A (Canada), Medium Term
 Putable Yankee Notes,
 5.74%, 03/02/26                                            750,000     743,715
-------------------------------------------------------------------------------
 6.29%, 03/06/26                                            800,000     786,592
-------------------------------------------------------------------------------
                                                                      2,506,059
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.83%

Clearnet Communications, Inc. (Canada), Sr. Unsec.
 Disc. Yankee Notes, 14.75%, 12/15/05(b)                    110,000     108,900
-------------------------------------------------------------------------------
US Unwired Inc., Sr. Disc. Notes,
 13.38%, 11/01/09(b)(c)                                   1,100,000     643,500
-------------------------------------------------------------------------------
WebLink Wireless, Inc., Sr. Disc. Sub. Notes,
 11.25%, 02/01/08(b)                                        750,000     266,250
-------------------------------------------------------------------------------
Worldwide Fiber Inc. (Canada), Sr. Notes,
 12.50%, 12/15/05                                           210,000     221,550
-------------------------------------------------------------------------------
 12.00%, 08/01/09(c)                                        560,000     581,000
-------------------------------------------------------------------------------
                                                                      1,821,200
-------------------------------------------------------------------------------


                        AIM V.I. DIVERSIFIED INCOME FUND

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE

TELECOMMUNICATIONS (LONG DISTANCE) - 3.93%

Call-Net Enterprises, Inc. (Canada), Sr. Unsec. Disc.
 Yankee Notes, 8.94%, 08/15/08(b)                       $  290,000 $   144,275
------------------------------------------------------------------------------
Destia Communications, Inc., Sr. Unsec. Notes, 13.50%,
 07/15/07                                                  750,000     796,875
------------------------------------------------------------------------------
Esprit Telecom Group PLC (United Kingdom), Sr. Unsec.
 Yankee Notes, 11.50%, 12/15/07                            350,000     357,000
------------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec. Putable Deb.,
 7.13%, 06/15/27                                         1,000,000   1,004,800
------------------------------------------------------------------------------
Primus Telecommunications Group, Inc., Sr. Notes,
 12.75%, 10/15/09(c)                                       400,000     418,000
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 11.25%, 01/15/09                        150,000     145,500
------------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19                320,000     354,550
------------------------------------------------------------------------------
Tele1 Europe B.V. (Netherlands), Sr. Unsec. Notes,
 13.00%, 05/15/09                                          400,000     422,000
------------------------------------------------------------------------------
Versatel Telecom International N.V. (Netherlands), Sr.
 Notes, 13.25%, 05/15/08(i)                                250,000     267,500
------------------------------------------------------------------------------
                                                                     3,910,500
------------------------------------------------------------------------------

TELEPHONE - 2.90%

AT&T Canada Inc. (Canada), Sr. Unsec. Notes, 7.65%,
 09/15/06                                                  330,000     328,985
------------------------------------------------------------------------------
AT&T Corp. - Liberty Media Group, Bonds, 7.88%,
 07/15/09 (Acquired 06/30/99; Cost $397,616)(a)            400,000     398,846
------------------------------------------------------------------------------
Bell Atlantic Financial Services, Inc. - Series REGS,
 Conv. Bonds, 4.25%, 09/15/05                              500,000     628,828
------------------------------------------------------------------------------
Esat Telecom Group PLC (Ireland), Sr. Yankee Notes,
 12.50%, 02/01/07(b)                                       470,000     401,850
------------------------------------------------------------------------------
SBC Communications, Inc., Deb., 7.38%, 07/15/43            750,000     674,655
------------------------------------------------------------------------------
Williams Communications Group, Inc., Sr. Unsec. Notes,
 10.70%, 10/01/07                                          425,000     447,313
------------------------------------------------------------------------------
                                                                     2,880,477
------------------------------------------------------------------------------

TEXTILES (APPAREL) - 0.44%

Cherokee International LCC - Series B, Sr. Unsec. Sub.
 Notes, 10.50%, 05/01/09                                   500,000     442,500
------------------------------------------------------------------------------

TRUCKERS - 0.40%

Travelcenters of America, Inc., Sr. Unsec. Gtd. Sub.
 Notes, 10.25%, 04/01/07                                   400,000     400,000
------------------------------------------------------------------------------

WASTE MANAGEMENT - 2.13%

Browning-Ferris Industries, Inc., Deb.,
 9.25%, 05/01/21                                           350,000     316,750
------------------------------------------------------------------------------
 7.40%, 09/15/35                                           300,000     217,500
------------------------------------------------------------------------------
 Waste Management, Inc., Conv. Sub. Notes,
  2.00%, 01/24/05                                          110,000      91,575
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.13%, 10/01/07                         485,000     427,741
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.13%, 12/15/17                         175,000     137,134
------------------------------------------------------------------------------
 Unsec. Putable Notes, 7.10%, 08/01/26                   1,000,000     927,420
------------------------------------------------------------------------------
                                                                     2,118,120
------------------------------------------------------------------------------
Total U.S. Dollar Denominated Bonds & Notes
 (Cost $65,680,737)                                                 61,784,639
------------------------------------------------------------------------------

                                                        PRINCIPAL    MARKET
                                                        AMOUNT(h)     VALUE

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &
 NOTES - 20.54%

AUSTRALIA - 0.94%

New South Wales Treasury Corp. - Series 4
 (Sovereign Debt), Gtd. Notes, 7.00%, 04/01/04     AUD     975,000     643,678
------------------------------------------------------------------------------
State Bank New South Wales-Series E
 (Banks-Major Regional), Sr. Unsec.
 Gtd. Medium Term Notes, 8.63%, 08/20/01           AUD     425,000     288,326
------------------------------------------------------------------------------
                                                                       932,004
------------------------------------------------------------------------------

CANADA - 6.44%

AT&T Canada Inc. (Telephone),
 Sr. Unsec. Notes, 7.15%, 09/23/04                 CAD     700,000     479,184
------------------------------------------------------------------------------
Bell Mobility Cellular Inc.
 (Telecommunications - Cellular/Wireless),
 Deb., 6.55%, 06/02/08                             CAD     750,000     497,916
------------------------------------------------------------------------------
Canadian Oil Debco Inc.
 (Oil & Gas - Exploration & Production),
 Deb., 11.00%, 10/31/00                            CAD     450,000     322,308
------------------------------------------------------------------------------
Canadian Pacific Ltd. - Series D
 (Manufacturing-Diversified), Unsec.
 Medium Term Notes, 5.85%, 03/30/09
 (Acquired 03/24/99; Cost $330,724)(a)             CAD     500,000     319,958
------------------------------------------------------------------------------
Clearnet Communications Inc.
 (Telecommunications - Cellular/Wireless),
 Sr. Disc. Notes,
------------------------------------------------------------------------------
 11.75%, 08/13/07
  (Acquired 07/31/97-11/04/97;
  Cost $799,965)(a)(b)                             CAD   1,500,000     737,892
------------------------------------------------------------------------------
 10.40%, 05/15/08(b)                               CAD   1,600,000     703,942
------------------------------------------------------------------------------
Export Development Corp. (Sovereign Debt),
 Sr. Unsub. Notes, 6.50%, 12/21/04                 NZD     270,000     133,691
------------------------------------------------------------------------------
Microcell Telecommunications Inc. (Telecommunications-
 Cellular/Wireless),
 Sr. Disc. Notes, 11.13%, 10/15/07(b)              CAD   1,000,000     465,946
------------------------------------------------------------------------------
Poco Petroleums Ltd.
 (Oil & Gas - Exploration & Production),
 Unsec. Deb., 6.60%, 09/11/07                      CAD     750,000     491,795
------------------------------------------------------------------------------
Province of Ontario (Sovereign Debt),
 Sr. Unsec. Unsub. Notes, 6.25%, 12/03/08          NZD   1,000,000     456,282
------------------------------------------------------------------------------
Rogers Cablesystems
 (Broadcasting - Television, Radio & Cable),
 Sr. Sec. Second Priority Deb.,
 9.65%, 01/15/14                                   CAD     600,000     434,421
------------------------------------------------------------------------------
Teleglobe Canada Inc. (Telephone),
 Unsec. Deb., 8.35%, 06/20/03                      CAD     850,000     603,009
------------------------------------------------------------------------------
TransCanada Pipelines - Series Q
 (Natural Gas), Deb., 10.63%, 10/20/09             CAD     500,000     427,493
------------------------------------------------------------------------------
Westcoast Energy Inc. - Series V (Natural Gas), Unsec.
 Deb., 6.45%, 12/18/06(c)                          CAD     500,000     339,583
------------------------------------------------------------------------------
                                                                     6,413,420
------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                         PRINCIPAL    MARKET
                                                         AMOUNT(h)     VALUE

CAYMAN ISLANDS - 0.77%

Sutton Bridge Financial Ltd. - Series REGS
 (Power Producers-Independent), Gtd. Eurobonds, 8.63%,
 06/30/22(c)                                       GBP      450,000     763,630
-------------------------------------------------------------------------------

DENMARK - 0.56%

Kingdom of Denmark (Sovereign Debt), Bonds, 5.00%,
 08/15/05                                          DKK    4,170,000     556,534
-------------------------------------------------------------------------------

GERMANY - 2.72%

Bundesrepublik Deutschland (Sovereign Debt),
 Series 92  Bonds, 7.25%, 10/21/02                 EUR    1,000,000   1,076,863
-------------------------------------------------------------------------------
International Bank for Reconstruction & Development
 (Banks-Money Center),
 Unsec. Deb., 7.13%, 04/12/05                      DEM    1,000,000     559,995
-------------------------------------------------------------------------------
Landesbank Baden-Wuerttemberg
 (Banks - Major Regional), Sr. Unsec.
 Unsub. Medium Term Notes,
 6.25%, 12/15/04                                   AUD      400,000     250,737
-------------------------------------------------------------------------------
Treuhandanstalt (Sovereign Debt), Gtd. Notes,
 6.00%, 11/12/03                                   EUR      780,000     817,928
-------------------------------------------------------------------------------
                                                                      2,705,523
-------------------------------------------------------------------------------

GREECE - 0.94%

Hellenic Republic (Sovereign Debt), Bonds,
 6.60%, 01/15/04                                   GRD  306,000,000     938,733
-------------------------------------------------------------------------------

LUXEMBOURG - 0.64%

PTC International Finance II S.A. (Telephone),
 Sr. Sub. Gtd. Notes, 11.25%, 12/01/09
 (Acquired 11/16/99; Cost $621,844)(a)             EUR      615,000     637,536
-------------------------------------------------------------------------------

NETHERLANDS - 2.63%

Dresdner Finance B.V. - Series 11
 (Banks - Major Regional), Floating Rate
 Gtd. Notes, 3.53%, 07/30/03                       EUR      650,000     652,822
-------------------------------------------------------------------------------
Hypovereins Finance N.V. - Series E
 (Banks - Major Regional), Gtd. Medium
 Term Notes, 6.00%, 03/12/07                       DEM      210,000     108,349
-------------------------------------------------------------------------------
KPNQwest N.V. - Series REGS
 (Telecommunications-Long Distance), Sr.
 Unsec. Notes, 7.13%, 06/01/09                     EUR      650,000     651,803
-------------------------------------------------------------------------------
Mannesmann Finance B.V.
 (Machinery - Diversified), Gtd. Unsec.
 Unsub. Notes, 4.75%, 05/27/09                     EUR      250,000     221,859
-------------------------------------------------------------------------------
SPT Telecom A.S.
 (Telecommunications - Long Distance),
 Gtd. Unsec. Unsub. Notes, 5.13%, 05/07/03         DEM      420,000     214,210
-------------------------------------------------------------------------------
Tecnost International Finance N.V. - Series E
 (Telephone), Medium Term Gtd. Notes,
 6.13%, 07/30/09                                   EUR      270,000     261,680
-------------------------------------------------------------------------------
Tele1 Europe (Telecommunications - Long Distance),
 Sr.  Notes, 11.88%, 12/01/09 (Acquired 12/08/99;
 Cost  $511,300)(a)                                EUR      500,000     508,257
-------------------------------------------------------------------------------
                                                                      2,618,980
-------------------------------------------------------------------------------

                                                          PRINCIPAL    MARKET
                                                          AMOUNT(h)     VALUE

NEW ZEALAND - 0.65%

Inter-American Development Bank, (Banks - Money Center),
 Unsec. Bonds, 5.75%, 04/15/04                       NZD   1,000,000     486,467
--------------------------------------------------------------------------------
New Zealand Government -
--------------------------------------------------------------------------------
 Series 302 (Sovereign Debt), Bonds,
  10.00%, 03/15/02                                   NZD     145,000      80,875
--------------------------------------------------------------------------------
 Series 404 (Sovereign Debt), Bonds,
  8.00%, 04/15/04                                    NZD     145,000      78,281
--------------------------------------------------------------------------------
                                                                         645,623
--------------------------------------------------------------------------------

SWEDEN - 1.17%

Stadshypotek A.B. - Series 1562 (Banks-Regional), Bonds,
 3.50%, 09/15/04                                     SEK   7,000,000     739,852
--------------------------------------------------------------------------------
Swedish Government - Series 1035 (Sovereign Debt),
 Bonds, 6.00%, 02/09/05                              SEK   3,500,000     421,117
--------------------------------------------------------------------------------
                                                                       1,160,969
--------------------------------------------------------------------------------

UNITED KINGDOM - 2.38%

Colt Telecom Group PLC - Series DBC (Telephone), Sr.
 Notes, 7.63%, 07/31/08                              DEM     150,000      76,729
--------------------------------------------------------------------------------
Jazztel PLC (Telecommunications - Cellular/Wireless),
 Sr. Notes, 13.25%, 12/15/09 (Acquired 12/09/99; Cost
 $318,122)(a)                                        EUR     310,000     313,871
--------------------------------------------------------------------------------
Lloyds Bank PLC - Series E (Banks - Major Regional),
 Medium Term Sub. Notes, 5.25%, 07/14/08             DEM     850,000     415,639
--------------------------------------------------------------------------------
National Power PLC (Electric Companies), Sr.
 Unsec. Unsub. Bonds, 8.00%, 02/21/07                AUD     500,000     324,578
--------------------------------------------------------------------------------
National Westminster Bank PLC - Series E (Banks - Money
 Center), Unsec. Unsub. Medium Term Bonds, 5.13%,
 06/30/11                                            EUR     200,000     180,438
--------------------------------------------------------------------------------
TeleWest Communications PLC (Broadcasting - Television,
 Radio & Cable), Sr. Unsec. Conv. Notes, 5.25%,
 02/19/07                                            GBP     350,000     647,872
--------------------------------------------------------------------------------
Union Bank Switzerland London (Banks-Major Regional),
 Unsec. Sub. Notes, 7.38%, 11/26/04                  GBP     250,000     409,305
--------------------------------------------------------------------------------
                                                                       2,368,432
--------------------------------------------------------------------------------

UNITED STATES - 0.70%

General Electric Capital Corp. - Series E (Financial-
 Diversified), Sr. Unsec. Unsub. Medium Term Notes,
 6.00%, 07/27/01                                     GBP     200,000     317,839
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. - Series E (Investment
 Banking/Brokerage), Sr. Unsec. Unsub. Medium Term
 Notes, 7.38%, 12/17/07                              GBP     235,000     384,747
--------------------------------------------------------------------------------
                                                                         702,586
--------------------------------------------------------------------------------
Total Non-U.S. Dollar Denominated Non-Convertible Bonds
 & Notes (Cost $21,527,812)                                           20,443,970
--------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                                     MARKET
                                                          SHARES      VALUE

COMMON STOCKS & OTHER EQUITY
 INTERESTS - 2.09%

BANKS (MAJOR REGIONAL) - 0.50%

Societe Generale (France)                                    2,150 $   499,853
------------------------------------------------------------------------------

BANKS (REGIONAL) - 1.21%

First Republic Capital Corp. - Series A-Pfd. (Acquired
 05/26/99; Cost $750,000)(a)                                   750     690,000
------------------------------------------------------------------------------
Westpac Banking Corp., STRYPES Trust - $3.135 Conv.
 Pfd.                                                       16,000     513,000
------------------------------------------------------------------------------
                                                                     1,203,000
------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.00%

Knology Inc. - Wts., expiring 10/22/07
 (Acquired 03/12/98; Cost $0)(a)(i)                          1,000       2,750
------------------------------------------------------------------------------
Wireless One, Inc. - Wts., expiring 10/19/00(i)                420           0
------------------------------------------------------------------------------
                                                                         2,750
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.00%

Electronic Retailing Systems International, Inc. -
  Wts., expiring 02/01/04(i)                                   590         590
------------------------------------------------------------------------------

IRON & STEEL - 0.00%

Gulf States Steel, Inc. - Wts., expiring 04/15/03(i)           230           2
------------------------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 0.11%

Tribune Co. - $3.14 Conv. Pfd. 3.14%, 06/01/00                 700     105,963
------------------------------------------------------------------------------

SOVEREIGN DEBT - 0.02%

Republic of Argentina - Wts. (Argentina),
 expiring 02/25/00(i)                                          198       2,698
------------------------------------------------------------------------------
United Mexican States - Wts. (Mexico),
 expiring 02/18/00(i)                                          180      16,672
------------------------------------------------------------------------------
                                                                        19,370
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.04%

Clearnet Communications Inc. -
  Class A-ADR (Canada)(i)                                      891      30,628
------------------------------------------------------------------------------
Loral Space & Communications Ltd.(i)                           351       8,534
------------------------------------------------------------------------------
                                                                        39,162
------------------------------------------------------------------------------

TELECOMMUNICATIONS
 (LONG DISTANCE) - 0.17%

Tele1 Europe B.V. - Wts. (Netherlands),
 expiring 05/15/08(c)(i)                                       400      68,100
------------------------------------------------------------------------------
Versatel Telecom International N.V. - Wts.
 (Netherlands), expiring 05/15/08(i)                           250     100,063
------------------------------------------------------------------------------
                                                                       168,163
------------------------------------------------------------------------------

TELEPHONE - 0.04%

Esat Telecom Group PLC - Wts. (Ireland),
 expiring 02/01/07(i)                                          470      34,075
------------------------------------------------------------------------------
Total Common Stocks & Other Equity Interests
 (Cost $1,628,916)                                                   2,072,928
------------------------------------------------------------------------------

                                                       PRINCIPAL    MARKET
                                                         AMOUNT      VALUE

ASSET-BACKED SECURITIES - 1.44%

CONSUMER FINANCE - 0.30%

Green Tree Home Equity Loan Trust - Series 1999-D-
 Class A5 Bond, 7.88%, 09/15/30                        $  300,000 $   303,076
-----------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.18%

Contimortgage Home Equity Loan Trust, Sub. Series
 1999-2-Class B Notes, 8.50%, 04/25/29                    200,000     180,094
-----------------------------------------------------------------------------

RETAIL (HOME SHOPPING) - 0.50%

Fingerhut Master Trust, Sub. Series 1998-2-Class C
 Floating Rate Notes, 7.41%, 02/15/07                     500,000     494,577
-----------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.46%

Aircraft Finance Trust - Series 1999-1A-Class A, Sub.
 Bonds, 8.00%, 05/15/24                                   500,000     456,553
-----------------------------------------------------------------------------
Total Asset-Backed Securities
 (Cost $1,473,598)                                                  1,434,300
-----------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES - 0.94%

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC") - 0.03%

Pass Through Ctfs., 8.50%, 03/01/10                        28,676      29,590
-----------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -
  0.91%

7.50%, 04/01/29 to 10/01/29                               917,354     908,366
-----------------------------------------------------------------------------
Total U.S. Government Agency Securities
 (Cost $946,021)                                                      937,956
-----------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 8.03%

U.S. TREASURY NOTES - 7.99%

 5.50%, 07/31/01                                          400,000     395,900
-----------------------------------------------------------------------------
 4.25%, 11/15/03                                          300,000     278,739
-----------------------------------------------------------------------------
 7.25%, 08/15/04                                        5,000,000   5,157,000
-----------------------------------------------------------------------------
 5.88%, 11/15/04                                        1,000,000     980,310
-----------------------------------------------------------------------------
 6.88%, 05/15/06                                          250,000     254,263
-----------------------------------------------------------------------------
 5.63%, 05/15/08                                          675,000     635,033
-----------------------------------------------------------------------------
 4.75%, 11/15/08                                          280,000     246,999
-----------------------------------------------------------------------------
                                                                    7,948,244
-----------------------------------------------------------------------------

U.S. TREASURY BONDS - 0.04%

 6.38%, 08/15/27                                           40,000      38,414
-----------------------------------------------------------------------------
Total U.S. Treasury Securities (Cost $8,160,540)                    7,986,658
-----------------------------------------------------------------------------
                                                         SHARES

MONEY MARKET FUNDS - 2.90%

STIC Liquid Assets Portfolio(j)                         1,443,333   1,443,333
-----------------------------------------------------------------------------
STIC Prime Portfolio(j)                                 1,443,333   1,443,333
-----------------------------------------------------------------------------
  Total Money Market Funds (Cost $2,886,666)                        2,886,666
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.03% (Cost $102,304,290)                     97,547,117
=============================================================================
OTHER ASSETS LESS LIABILITIES - 1.97%                               1,961,461
=============================================================================
NET ASSETS - 100.00%                                              $99,508,578
=============================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the the Board of Directors. The aggregate market value of these securities at 12/31/99 was $7,207,090 which represents 7.24% of the Fund's net assets.
(b) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securites Act of 1933, as amended.
(d) Issued as a unit. This unit includes 1 Sr. Note plus one warrant to purchase 6.667 shares of common stock.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) This security has matured, but payment has not been received pending outcome of a vote of noteholders and judgement from court on reorganization of the company. If approved noteholders will receive $477 per $1000 principal amount of notes.
(g) Non-income producing security.
(h) Foreign denominated security. Par value and coupon rate are denominated in currency indicated.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) The money market fund has the same investment advisor as the Fund.


Investment Abbreviations:

ADR     - American Depositary Receipt
AUD     - Australian Dollar
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DEM     - German Deutsche Mark
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
REIT    - Real Estate Investment Trust
Sec.    - Secured
SEK     - Swedish Krona
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value  (cost $102,304,290)         $97,547,117
---------------------------------------------------------------------
Foreign currency, at value (cost $723,469)                    712,901
---------------------------------------------------------------------
Receivables for:
 Investments sold                                                 947
---------------------------------------------------------------------
 Forward currency contracts                                   108,166
---------------------------------------------------------------------
 Forward currency contracts closed                             32,061
---------------------------------------------------------------------
 Capital stock sold                                            66,630
---------------------------------------------------------------------
 Dividends and interest                                     1,878,715
---------------------------------------------------------------------
Investment for deferred compensation plan                      28,680
---------------------------------------------------------------------
Other assets                                                      340
---------------------------------------------------------------------
  Total assets                                            100,375,557
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        609,856
---------------------------------------------------------------------
 Forward currency contracts                                    60,337
---------------------------------------------------------------------
 Forward currency contracts closed                              2,052
---------------------------------------------------------------------
 Capital stock reacquired                                      15,064
---------------------------------------------------------------------
 Deferred compensation plan                                    28,680
---------------------------------------------------------------------
Accrued advisory fees                                          51,548
---------------------------------------------------------------------
Accrued administrative service fees                            20,327
---------------------------------------------------------------------
Accrued operating expenses                                     79,115
---------------------------------------------------------------------
  Total liabilities                                           866,979
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $99,508,578
=====================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                9,892,323
=====================================================================
Net asset value, offering and redemption price per share  $     10.06
=====================================================================



STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                           $ 7,310,562
-------------------------------------------------------------------------------
Dividends (net of $1,894 foreign withholding tax)                      134,048
-------------------------------------------------------------------------------
  Total investment income                                            7,444,610
-------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                          556,418
-------------------------------------------------------------------------------
Administrative services fees                                            67,038
-------------------------------------------------------------------------------
Custodian fees                                                          48,004
-------------------------------------------------------------------------------
Directors' fees                                                          7,655
-------------------------------------------------------------------------------
Other                                                                   90,853
-------------------------------------------------------------------------------
  Total expenses                                                       769,968
-------------------------------------------------------------------------------
Less: Expenses paid indirectly                                            (644)
-------------------------------------------------------------------------------
  Net expenses                                                         769,324
-------------------------------------------------------------------------------
Net investment income                                                6,675,286
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                             (5,242,949)
-------------------------------------------------------------------------------
  Foreign currencies                                                   (38,715)
-------------------------------------------------------------------------------
  Forward currency contracts                                           540,020
-------------------------------------------------------------------------------
                                                                    (4,741,644)
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (3,362,627)
-------------------------------------------------------------------------------
  Foreign currencies                                                    (9,253)
-------------------------------------------------------------------------------
  Forward currency contracts                                           (88,248)
-------------------------------------------------------------------------------
                                                                    (3,460,128)
-------------------------------------------------------------------------------
Net gain (loss) on investment securities, foreign currencies and
  forward currency contracts                                        (8,201,772)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(1,526,486)
===============================================================================

See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                        1999         1998
                                                    ------------  -----------
OPERATIONS:

 Net investment income                              $  6,675,286  $ 6,761,255
------------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currencies and forward
  currency contracts                                  (4,741,644)    (884,777)
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities, foreign
  currencies and forward currency contracts           (3,460,128)  (2,586,149)
------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations                                  (1,526,486)   3,290,329
------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                              (6,334,513)  (4,724,444)
------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                                       --   (1,507,363)
------------------------------------------------------------------------------
 Net increase from capital stock transactions         10,924,224   10,068,179
------------------------------------------------------------------------------
    Net increase in net assets                         3,063,225    7,126,701
------------------------------------------------------------------------------

NET ASSETS:

Beginning of year                                     96,445,353   89,318,652
------------------------------------------------------------------------------
End of year                                         $ 99,508,578  $96,445,353
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)         $105,971,017  $90,723,425
------------------------------------------------------------------------------
 Undistributed net investment income                   5,259,129    5,805,150
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  forward currency contracts                          (7,009,298)    (311,599)
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities, foreign currencies and
  forward currency contracts                          (4,712,270)     228,377
------------------------------------------------------------------------------
                                                    $ 99,508,578  $96,445,353
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be

                       AIM V.I. DIVERSIFIED INCOME FUND
   valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $886,794, undistributed net realized gains decreased by $1,956,055 and paid-in capital increased by $2,842,849 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
   The Fund has a capital loss carryforward of $5,553,324 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
    Outstanding foreign currency contracts as of December 31, 1999 were as follows:

                       CONTRACT TO                   UNREALIZED
   SETTLEMENT      --------------------             APPRECIATION
      DATE          DELIVER   RECEIVE     VALUE    (DEPRECIATION)
   ----------      --------- ---------- ---------- --------------
   02/04/00    CAD 4,300,000 $2,932,751 $2,981,814      (49,063)
   --------------------------------------------------------------
   02/28/00    EUR 2,000,000  2,077,000  2,022,092       54,908
   --------------------------------------------------------------
   02/28/00    NZD 1,000,000    511,720    522,994      (11,274)
   --------------------------------------------------------------
   01/24/00    SEK 9,600,000  1,183,257  1,129,999       53,258
   --------------------------------------------------------------
                             $6,704,728 $6,656,899      $47,829
   ==============================================================

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $67,038 of which AIM retained $50,901 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,569 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $644 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $644 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                       AIM V.I. DIVERSIFIED INCOME FUND

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $74,328,381 and $79,528,233, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $ 1,306,434
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (6,088,425)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(4,781,991)
==========================================================================

Cost of investments for tax purposes is $ 102,329,108.

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                        2,074,968  $ 22,313,329   2,291,048  $ 26,553,679
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    626,559     6,334,513     569,635     6,231,807
------------------------------------------------------------------------------
Issued in connection with
 acquisitions*              1,744,335    18,512,585          --            --
------------------------------------------------------------------------------
Reacquired                 (3,372,508)  (36,236,203) (1,956,150)  (22,717,307)
------------------------------------------------------------------------------
                            1,073,354  $ 10,924,224     904,533  $ 10,068,179
==============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable Strategic Income Fund ("Variable Strategic Income Fund") and GT Global Variable Global Government Income Fund ("Variable Global Government Income Fund") pursuant to a plan of reorganization approved by Variable Strategic Income Fund's shareholders and Variable Global Government Income Fund's shareholders on August 25, 1999. The acquisitions were accomplished by a tax-free exchange of 1,744,335 shares of the Fund for 1,088,436 shares of Variable Strategic Income Fund and 587,315 shares of Variable Global Government Income Fund outstanding as of the close of business on October 15, 1999. Variable Strategic Income Fund's net assets at that date were $12,226,436, including ($992,073) of unrealized depreciation, and Variable Global Government Income Fund's net assets at that date were $6,286,149, including ($488,448) of unrealized depreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $85,340,921.

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                       DECEMBER 31,
                          ----------------------------------------------     JANUARY 31,
                           1999        1998     1997     1996     1995          1995
                          -------     -------  -------  -------  -------     -----------
Net asset value,
 beginning of period      $ 10.94     $ 11.29  $ 10.33  $ 10.00  $  9.12       $ 10.46
------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income      0.64        0.75     0.73     0.73     0.69          0.76
------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)              (0.85)      (0.35)    0.24     0.28     0.94         (1.42)
------------------------------------------------------------------------------------------
   Total from investment
    operations              (0.21)       0.40     0.97     1.01     1.63         (0.66)
------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income        (0.67)      (0.57)   (0.01)   (0.68)   (0.75)        (0.68)
------------------------------------------------------------------------------------------
  Distributions from net
   realized capital
   gains                       --       (0.18)      --       --       --            --
------------------------------------------------------------------------------------------
   Total distributions      (0.67)      (0.75)   (0.01)   (0.68)   (0.75)        (0.68)
------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $ 10.06     $ 10.94  $ 11.29  $ 10.33  $ 10.00       $  9.12
==========================================================================================
Total return(a)             (1.92)%      3.58%    9.39%   10.19%   18.11%        (6.35)%
==========================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $99,509     $96,445  $89,319  $63,624  $44,630       $25,271
==========================================================================================
Ratio of expenses to
 average net assets          0.83%(b)    0.77%    0.80%    0.86%    0.88%(c)      0.91%(d)
==========================================================================================
Ratio of net investment
 income to average net
 assets                      7.20%(b)    6.99%    6.90%    7.09%    7.65%(c)      8.07%(d)
==========================================================================================
Portfolio turnover rate        83%         50%      52%      76%      72%          100%
==========================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $92,736,295.
(c) Annualized.
(d) After fee waivers and/or expense reimbursement. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.03% and 7.95%, respectively.

                       AIM V.I. DIVERSIFIED INCOME FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Global Growth and Income Fund (formerly, GT Global Variable Growth and Income Fund), a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1998 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion thereon.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Global Growth and Income Fund, as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                 /s/ TAIT, WELLER & BAKER

                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                     AIM V.I. GLOBAL GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                                 MARKET
                                                   SHARES        VALUE

DOMESTIC COMMON STOCKS - 32.42%

BANKS (MONEY CENTER) - 1.88%

Bank of America Corp.                                 11,500 $      577,156
---------------------------------------------------------------------------

BEVERAGES (ALCOHOLIC) - 3.07%

Anheuser-Busch Cos, Inc.                               9,382        664,949
---------------------------------------------------------------------------
Brown-Forman Corp. - Class B                           4,900        280,525
---------------------------------------------------------------------------
                                                                    945,474
---------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.94%

Tellabs, Inc.(a)                                       4,500        288,844
---------------------------------------------------------------------------

ELECTRIC COMPANIES - 1.60%

Southern Co. (The)                                    21,000        493,500
---------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.55%

Emerson Electric Co.                                   8,300        476,212
---------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 1.71%

Intel Corp.                                            6,400        526,800
---------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.20%

American General Corp.                                 4,850        367,994
---------------------------------------------------------------------------

FOODS - 1.76%

Bestfoods                                             10,300        541,394
---------------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 2.84%

Bristol-Myers Squibb Co.                              13,600        872,950
---------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.60%

Procter & Gamble, Co. (The)                            4,500        493,031
---------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 1.37%

Tyco International Ltd.                               10,800        419,850
---------------------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED) - 2.68%

Exxon Mobil Corp.                                     10,221        823,429
---------------------------------------------------------------------------

PUBLISHING - 3.38%

McGraw-Hill Cos., Inc. (The)                          16,860      1,038,998
---------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 3.23%

Equity Office Properties Trust                        23,000        566,375
---------------------------------------------------------------------------
Equity Residential Properties Trust                   10,000        426,875
---------------------------------------------------------------------------
                                                                    993,250
---------------------------------------------------------------------------

TELEPHONE - 2.60%

Bell Atlantic Corp.                                   13,000        800,313
---------------------------------------------------------------------------

TOBACCO - 1.01%

Philip Morris Cos. Inc.                               13,450        311,872
---------------------------------------------------------------------------

  Total Domestic Common Stocks (Cost $8,134,041)                  9,971,067
---------------------------------------------------------------------------

                                                                     MARKET
                                                       SHARES        VALUE

FOREIGN STOCKS & OTHER EQUITY
 INTERESTS - 48.56%

AUSTRALIA - 2.25%

Foster's Brewing Group Ltd. (Beverages - Alcoholic)      117,000 $      335,918
-------------------------------------------------------------------------------
National Australia Bank Ltd. - ADR (Banks - Major
 Regional)                                                23,300        356,679
-------------------------------------------------------------------------------
                                                                        692,597
-------------------------------------------------------------------------------

BELGIUM - 0.02%

Fortis (B) - CVG (Financial - Diversified)(a)              1,932          6,670
-------------------------------------------------------------------------------

FRANCE - 3.75%

Compagnie de Saint-Gobain (Manufacturing -
  Diversified)(a)                                          2,100        394,599
-------------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcasting -
  Television, Radio & Cable)                               1,450        758,863
-------------------------------------------------------------------------------
                                                                      1,153,462
-------------------------------------------------------------------------------

GERMANY - 2.68%

MobilCom A.G. (Telecommunications -
  Cellular/Wireless)                                       5,800        496,180
-------------------------------------------------------------------------------
Porsche A.G. - Pfd. (Automobiles)                            120        328,505
-------------------------------------------------------------------------------
                                                                        824,685
-------------------------------------------------------------------------------

HONG KONG - 1.28%

Hutchison Whampoa Ltd. (Retail - Food Chains)             27,000        392,487
-------------------------------------------------------------------------------

ITALY - 2.72%

Seat Pagine Gialle S.p.A. (Publishing)                   255,000        836,662
-------------------------------------------------------------------------------

JAPAN - 10.60%

Aeon Credit Service Ltd. (Consumer Finance)                4,200        346,282
-------------------------------------------------------------------------------
Fujitsu Ltd. (Electrical Equipment)                       19,000        866,977
-------------------------------------------------------------------------------
JAFCO Co., Ltd. (Financial - Diversified)                  2,000        714,810
-------------------------------------------------------------------------------
Rohm Co. Ltd. (Electronics - Component
 Distributors)                                             1,900        781,395
-------------------------------------------------------------------------------
Toshiba Corp. (Electrical Equipment)                      72,000        549,914
-------------------------------------------------------------------------------
                                                                      3,259,378
-------------------------------------------------------------------------------

NETHERLANDS - 9.29%

ING Groep N.V. - ADR (Insurance Brokers)                   8,638        521,101
-------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
 (Electrical Equipment)                                    2,900        394,025
-------------------------------------------------------------------------------
Koninklijke KPN N.V. - ADR (Telecommunications -
  Long Distance)                                          11,005      1,073,263
-------------------------------------------------------------------------------
Royal Dutch Petroleum Co. - New York Shares (Oil -
  International Integrated)                               14,160        867,194
-------------------------------------------------------------------------------
                                                                      2,855,583
-------------------------------------------------------------------------------

                     AIM V.I. GLOBAL GROWTH AND INCOME FUND

                                                                      MARKET
                                                        SHARES        VALUE

NEW ZEALAND - 0.93%

Telecom Corp. of New Zealand Ltd. (Telephone)              61,000 $      286,852
--------------------------------------------------------------------------------

SOUTH KOREA - 1.37%

Samsung Electronics (Electronics - Component
 Distributors)                                              1,800        421,664
--------------------------------------------------------------------------------

SPAIN - 1.67%

Telefonica S.A. (Telephone)(a)                             20,600        514,175
--------------------------------------------------------------------------------

SWITZERLAND - 2.06%

Julius Baer Holding Ltd. (Banks - Major Regional)             210        634,365
--------------------------------------------------------------------------------

UNITED KINGDOM - 9.94%

Abbey National PLC (Savings & Loan Companies)               9,000        143,870
--------------------------------------------------------------------------------
Allied Zurich PLC (Insurance - Multi-Line)                 30,000        353,377
--------------------------------------------------------------------------------
Cadbury Schweppes PLC (Foods)                              96,510        582,822
--------------------------------------------------------------------------------
CGU PLC (Insurance Brokers)                                13,916        224,140
--------------------------------------------------------------------------------
Diageo PLC (Beverages - Alcoholic)                         36,151        290,698
--------------------------------------------------------------------------------
EMAP PLC (Publishing)                                      13,500        279,020
--------------------------------------------------------------------------------
EMI Group PLC (Leisure Time - Products)                    45,790        449,168
--------------------------------------------------------------------------------
Lloyds TSB Group PLC (Banks - Major Regional)              32,571        407,328
--------------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products/
 Non-durables)                                             34,816        326,342
--------------------------------------------------------------------------------
                                                                       3,056,765
--------------------------------------------------------------------------------

  Total Foreign Stocks & Other Equity Interests (Cost
   $10,907,965)                                                       14,935,345
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
NON-U.S. DOLLAR DENOMINATED BONDS & NOTES - 8.73%(b)

DENMARK - 1.37%

Kingdom of Denmark (Sovereign Debt),
 Bonds, 8.00%, 03/15/06                           DKK   2,750,000        421,265
--------------------------------------------------------------------------------

FRANCE - 1.40%

Government of France (Sovereign Debt),
 Deb., 4.00%, 10/25/09                            EUR     480,000        430,891
--------------------------------------------------------------------------------

GERMANY - 3.83%

Bundesrepublik Deutschland (Sovereign Debt),
 Series 91 Bonds, 8.25%, 09/20/01                 EUR     825,000        885,329
--------------------------------------------------------------------------------
 Series 94 Bonds, 6.25%, 01/04/24                 EUR     280,000        292,142
--------------------------------------------------------------------------------
                                                                       1,177,471
--------------------------------------------------------------------------------

UNITED KINGDOM - 2.13%

United Kingdom Treasury (Sovereign Debt), Bonds,
 7.00%, 06/07/02                                  GBP      30,000         49,135
--------------------------------------------------------------------------------
 Gtd., 9.00%, 08/06/12                            GBP     282,000        606,843
--------------------------------------------------------------------------------
                                                                         655,978
--------------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Bonds & Notes
   (Cost $2,956,980)                                                   2,685,605
--------------------------------------------------------------------------------

                                                PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

U.S. TREASURY SECURITIES - 6.31%

U.S. TREASURY BONDS - 2.48%

 8.75%, 08/15/20                               $   300,000 $      363,153
-------------------------------------------------------------------------
 6.50%, 11/15/26                                   410,000        399,566
-------------------------------------------------------------------------
                                                                  762,719
-------------------------------------------------------------------------

U.S. TREASURY NOTES - 3.83%

 5.625%, 02/28/01                                  745,000        740,932
-------------------------------------------------------------------------
 5.50%, 02/15/08                                   465,000        435,417
-------------------------------------------------------------------------
                                                                1,176,349
-------------------------------------------------------------------------
  Total U.S. Treasury Securities
   (Cost $1,999,405)                                            1,939,068
-------------------------------------------------------------------------
                                                 SHARES
MONEY MARKET FUNDS - 1.85%

STIC Liquid Assets Portfolio(c)                    284,938        284,938
-------------------------------------------------------------------------
STIC Prime Portfolio(c)                            284,938        284,938
-------------------------------------------------------------------------
  Total Money Market Funds
   (Cost $569,876)                                                569,876
-------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.87% (Cost $24,568,267)                  30,100,961
=========================================================================
OTHER ASSETS LESS LIABILITIES - 2.13%                             655,165
=========================================================================
NET ASSETS - 100.00%                                       $   30,756,126
=========================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Foreign denominated security. Par value and coupon rate are denominated in currency indicated.
(c) The money market fund has the same investment advisor as the Fund.

Investment Abbreviations:

ADR- American Depositary Receipt
Deb.- Debentures
Gtd.- Guaranteed
Pfd.- Preferred

See Notes to Financial Statements.

                    AIM V.I. GLOBAL GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value  (cost $24,568,267)          $30,100,961
---------------------------------------------------------------------
Foreign currencies, at value (cost $461,718)                  461,470
---------------------------------------------------------------------
Receivables for:
 Dividends and interest                                       165,833
---------------------------------------------------------------------
 Forward currency contracts open                               19,199
---------------------------------------------------------------------
 Forward currency contracts closed                             28,911
---------------------------------------------------------------------
Other assets                                                      169
---------------------------------------------------------------------
  Total assets                                             30,776,543
---------------------------------------------------------------------

LIABILITIES:

Accrued advisory fees                                          13,732
---------------------------------------------------------------------
Accrued administrative services fees                            4,109
---------------------------------------------------------------------
Accrued operating expenses                                      2,576
---------------------------------------------------------------------
  Total liabilities                                            20,417
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $30,756,126
=====================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                2,273,784
---------------------------------------------------------------------
Net asset value, offering and redemption price per share  $     13.53
=====================================================================



STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $64,558 foreign withholding tax)                 $   855,121
-------------------------------------------------------------------------------
Interest                                                               736,720
-------------------------------------------------------------------------------
Security lending income                                                  6,756
-------------------------------------------------------------------------------
  Total investment income                                            1,598,597
-------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                          436,438
-------------------------------------------------------------------------------
Administrative services fees                                            32,370
-------------------------------------------------------------------------------
Custodian fees                                                          26,648
-------------------------------------------------------------------------------
Directors' fees and expenses                                             7,543
-------------------------------------------------------------------------------
Interest expense                                                         5,420
-------------------------------------------------------------------------------
Other                                                                   89,336
-------------------------------------------------------------------------------
  Total expenses                                                       597,755
-------------------------------------------------------------------------------
Less: Expense reductions                                                (2,556)
-------------------------------------------------------------------------------
  Advisory fee waivers                                                 (11,500)
-------------------------------------------------------------------------------
  Net expenses                                                         583,699
-------------------------------------------------------------------------------
Net investment income                                                1,014,898
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                              4,300,208
-------------------------------------------------------------------------------
  Foreign currencies                                                   (96,735)
-------------------------------------------------------------------------------
  Forward currency contracts                                            37,710
-------------------------------------------------------------------------------
                                                                     4,241,183
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (6,198,458)
-------------------------------------------------------------------------------
  Foreign currencies                                                   (11,357)
-------------------------------------------------------------------------------
  Forward currency contracts                                            16,295
-------------------------------------------------------------------------------
                                                                    (6,193,520)
-------------------------------------------------------------------------------
  Net gain (loss) on investment securities, foreign currencies and
   forward currency contracts                                       (1,952,337)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  (937,439)
===============================================================================

See Notes to Financial Statements.

                     AIM V.I. GLOBAL GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                        1999         1998
                                                    ------------  -----------
OPERATIONS:

 Net investment income                              $  1,014,898  $ 1,373,112
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and forward currency contracts    4,241,183    7,246,776
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities, foreign
  currencies and forward currency contracts           (6,193,520)   1,012,021
------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations                                    (937,439)   9,631,909
------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                              (1,196,434)  (1,163,351)
------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                              (11,580,778)    (689,824)
------------------------------------------------------------------------------
 Net increase (decrease) from capital stock
  transactions                                       (11,109,484)  (2,554,737)
------------------------------------------------------------------------------
    Net increase (decrease) in net assets            (24,824,135)   5,223,997
------------------------------------------------------------------------------

NET ASSETS:

Beginning of year                                     55,580,261   50,356,264
------------------------------------------------------------------------------
End of year                                         $ 30,756,126  $55,580,261
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)         $ 24,707,801  $35,751,068
------------------------------------------------------------------------------
 Undistributed net investment income                     (64,629)     721,621
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies and forward
  currency contracts                                     566,043    7,367,141
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and forward currency contracts    5,546,911   11,740,431
------------------------------------------------------------------------------
                                                    $ 30,756,126  $55,580,261
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Global Growth and Income Fund (the "Fund"), (formerly named the GT Global Variable Growth & Income Fund), is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Prior to October 18, 1999, the Fund was a series portfolio of GT Global Variable Investment Trust (the "Trust") organized as a Delaware business trust registered under the 1940 Act. Pursuant to an agreement and plan of reorganization between the Company and the Trust, the Fund was reorganized as a portfolio of the Company effective October 18, 1999. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital with current income.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net

                    AIM V.I. GLOBAL GROWTH AND INCOME FUND
   asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was decreased by $604,714, undistributed net realized gains increased by $538,497 and paid-in capital increased by $66,217 as a result of differing book and tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Outstanding foreign currency contracts at December 31, 1999 were as follows:

                        CONTRACT TO
                     ------------------
SETTLEMENT                                          UNREALIZED
   DATE     CURRENCY DELIVER  RECEIVE     VALUE    APPRECIATION
----------  -------- ------- ---------- ---------- ------------
01/04/00      GBP     60,446 $   97,626 $   97,602   $    24
---------------------------------------------------------------
02/09/00      GBP    600,000    988,110    968,935    19,175
---------------------------------------------------------------
                     660,446 $1,085,736 $1,066,537   $19,199
===============================================================

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. Under the terms of a sub-advisory agreement between AIM and INVESCO Asset Management Limited ("INVESCO"), AIM pays INVESCO 40% of the amount paid by the Fund to AIM.
   Effective July 1, 1999, the Company entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount was allocated to and paid by each such fund based on its relative average daily net assets. For the year ended December 31, 1999, AIM was paid $32,370 of which AIM retained $20,870 for such services.
   The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
   During the year ended December 31, 1999, the Fund paid legal fees of $153 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - EXPENSE REDUCTIONS
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $18 under an expense offset arrangement and AIM directed certain portfolio trades to brokers who then paid $2,538 of the Fund's expenses. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,556 during the year ended December 31, 1999.

                    AIM V.I. GLOBAL GROWTH AND INCOME FUND

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000 subject to limits set by its prospectus for borrowings.
   During the year ended December 31, 1999, the average outstanding daily balance of bank loans for the Fund was $108,145 with a weighted average interest rate of 5.15%. Interest expense for the Fund for the year ended December 31, 1999 was $5,420.

NOTE 6 - PORTFOLIO SECURITIES LOANED
At December 31, 1999, there were no securities on loan to brokers. For the year ended December 31, 1999, the Fund received fees of $6,756 for securities lending.
   For international securities, cash collateral is received by the fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. The collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $38,788,743 and $60,327,220, respectively.
   The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $ 6,549,086
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (1,079,412)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $ 5,469,674
==========================================================================

Cost of investments for tax purposes is $24,631,287.

                    AIM V.I. GLOBAL GROWTH AND INCOME FUND

NOTE 8 - CAPITAL STOCK

Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  -----------------------
                             SHARES       AMOUNT       SHARES      AMOUNT
                           ----------  ------------  ----------  -----------
Sold                        5,390,132  $ 89,281,583   3,937,752  $80,249,994
-----------------------------------------------------------------------------
Issued in connection with
 reinvestment               1,014,762    12,777,212      90,392    1,853,175
-----------------------------------------------------------------------------
Reacquired                 (6,715,236) (113,168,279) (4,150,799) (84,657,906)
-----------------------------------------------------------------------------
                            (310,342)  $(11,109,484)   (122,655) $(2,554,737)
=============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the five-year period ended
December 31, 1999.

                                1999        1998     1997     1996     1995
                               -------     -------  -------  -------  -------
Net asset value, beginning of
 period                        $ 21.51     $ 18.60  $ 16.51  $ 14.57  $ 12.99
------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income           0.57        0.53     0.41     0.53     0.52
------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both realized
   and unrealized)               (1.29)       3.08     2.23     1.81     1.46
------------------------------------------------------------------------------
   Total from investment
    operations                   (0.72)       3.61     2.64     2.34     1.98
------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income             (0.61)      (0.44)   (0.51)   (0.35)   (0.40)
------------------------------------------------------------------------------
  Distributions from net
   realized capital gains        (6.65)      (0.26)   (0.04)   (0.05)      --
------------------------------------------------------------------------------
   Total distributions           (7.26)      (0.70)   (0.55)   (0.40)   (0.40)
------------------------------------------------------------------------------
Net asset value, end of
 period                        $ 13.53     $ 21.51  $ 18.60  $ 16.51  $ 14.57
------------------------------------------------------------------------------
Total return                     (0.13)%     19.60%   16.22%   16.33%   15.49%
------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                $30,756     $55,580  $50,356  $36,433  $30,565
------------------------------------------------------------------------------
Ratio of expenses to average
 net assets including
 interest expense:
  With reimbursement (Note 2)     1.34%(a)    2.53%    1.13%    1.20%    1.23%
------------------------------------------------------------------------------
  Without reimbursement           1.37%(a)    2.53%    1.27%    1.30%    1.44%
------------------------------------------------------------------------------
Ratio of expenses to average
 net assets excluding
 interest expense:
  With reimbursement              1.33%(a)    2.49%    1.13%    1.20%    1.23%
------------------------------------------------------------------------------
  Without reimbursement           1.36%(a)    2.49%    1.27%    1.30%    1.44%
------------------------------------------------------------------------------
Ratio of net investment
 income to average net assets
  With reimbursement (Note 2)     2.32%(a)    1.22%    2.86%    3.58%    3.87%
------------------------------------------------------------------------------
  Without reimbursement           2.29%(a)    1.22%    2.72%    3.48%    3.66%
------------------------------------------------------------------------------
Ratio of interest expense to
 average net assets               0.01%(a)    0.04%      --       --       --
------------------------------------------------------------------------------
Portfolio turnover rate             91%         72%      60%      57%      73%
==============================================================================

(a) Ratios are based on average net assets of $43,643,834.

                    AIM V.I. GLOBAL GROWTH AND INCOME FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Global Utilities Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995, and the period May 2, 1994 (commencement of operations) through January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Global Utilities Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995, and the period May 2, 1994 (commencement of operations) through January 31, 1995 in conformity with generally accepted accounting principles.

                              /s/ TAIT, WELLER & BAKER

                                  TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                         AIM V.I. GLOBAL UTILITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                         MARKET
                                              SHARES      VALUE
DOMESTIC COMMON STOCKS - 52.45%

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.22%

UnitedGlobalCom Inc. - Class A(a)                9,000 $   635,625
------------------------------------------------------------------
Univision Communications, Inc. - Class A(a)      6,300     643,781
------------------------------------------------------------------
                                                         1,279,406
------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 6.24%

Aether Systems, Inc.(a)                          3,900     279,337
------------------------------------------------------------------
ANTEC Corp.(a)                                   4,400     160,600
------------------------------------------------------------------
Copper Mountain Networks, Inc.(a)                3,100     151,125
------------------------------------------------------------------
Covad Communications Group, Inc.(a)              1,350      75,516
------------------------------------------------------------------
JDS Uniphase Corp.(a)                              800     129,050
------------------------------------------------------------------
Juniper Networks, Inc.(a)                          800     272,000
------------------------------------------------------------------
Lucent Technologies Inc.                        10,400     778,050
------------------------------------------------------------------
Sycamore Networks, Inc.(a)                         600     184,800
------------------------------------------------------------------
Tellabs, Inc.(a)                                 4,400     282,425
------------------------------------------------------------------
Williams Communications Group, Inc.(a)           5,900     170,731
------------------------------------------------------------------
                                                         2,483,634
------------------------------------------------------------------

COMPUTERS (NETWORKING) - 5.00%

Cisco Systems, Inc.(a)                           2,500     267,812
------------------------------------------------------------------
Foundry Networks, Inc.(a)                        1,200     362,025
------------------------------------------------------------------
Redback Networks, Inc.(a)                        7,300   1,295,750
------------------------------------------------------------------
Rhythms NetConnections, Inc.(a)                  2,000      62,000
------------------------------------------------------------------
                                                         1,987,587
------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.35%

GRIC Communication, Inc.(a)                      5,500     139,562
------------------------------------------------------------------

ELECTRIC COMPANIES - 6.96%

Allegheny Energy, Inc.                           8,000     215,500
------------------------------------------------------------------
DQE, Inc.                                        7,700     266,612
------------------------------------------------------------------
Edison International                            14,500     379,719
------------------------------------------------------------------
Energy East Corp.                               11,000     228,937
------------------------------------------------------------------
FirstEnergy Corp.                                4,500     102,094
------------------------------------------------------------------
FPL Group, Inc.                                  5,600     239,750
------------------------------------------------------------------
IPALCO Enterprises, Inc.                         4,000      68,250
------------------------------------------------------------------
NiSource, Inc.                                  10,200     182,325
------------------------------------------------------------------
NSTAR                                            2,510     101,655
------------------------------------------------------------------
Pinnacle West Capital Corp.                      8,700     265,894
------------------------------------------------------------------
Southern Co. (The)                              11,600     272,600
------------------------------------------------------------------
Teco Energy, Inc.                               11,400     211,612
------------------------------------------------------------------
Texas Utilities Co.                              6,540     232,579
------------------------------------------------------------------
                                                         2,767,527
------------------------------------------------------------------








                                                            MARKET
                                                 SHARES      VALUE
ELECTRICAL EQUIPMENT - 0.10%

Conexant Systems, Inc.(a)                             600 $    39,825
---------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 0.71%

SDL, Inc.(a)                                        1,300     283,400
---------------------------------------------------------------------

ENTERTAINMENT - 0.40%

Time Warner Inc.                                    2,200     159,363
---------------------------------------------------------------------

NATURAL GAS - 2.82%

Enron Corp.                                         7,800     346,125
---------------------------------------------------------------------
Public Service Co. of North Carolina, Inc.          3,900     126,019
---------------------------------------------------------------------
Williams Companies, Inc. (The)                     21,300     650,981
---------------------------------------------------------------------
                                                            1,123,125
---------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 1.30%

AES Corp.(a)                                        4,100     306,475
---------------------------------------------------------------------
MidAmerican Energy Holdings Co.(a)                  6,200     208,863
---------------------------------------------------------------------
                                                              515,338
---------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.38%

Alexandria Real Estate Equities, Inc.               4,700     149,519
---------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.77%

Convergys Corp.(a)                                 16,300     501,225
---------------------------------------------------------------------
Quanta Services, Inc.(a)                            7,200     203,400
---------------------------------------------------------------------
                                                              704,625
---------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 0.72%

Clarent Corp.(a)                                    3,700     287,675
---------------------------------------------------------------------

TELECOMMUNICATIONS - 2.93%

Broadwing Inc.(a)                                  31,624   1,166,135
---------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 4.17%

Infonet Services Corp. - Class B(a)                 6,900     181,125
---------------------------------------------------------------------
Phone.com, Inc.(a)                                  5,200     602,875
---------------------------------------------------------------------
TeleCorp PCS, Inc.(a)                               5,600     212,800
---------------------------------------------------------------------
Tritel, Inc.(a)                                     8,400     266,175
---------------------------------------------------------------------
Triton PCS Holdings, Inc. - Class A(a)              4,100     186,550
---------------------------------------------------------------------
Western Wireless Corp. - Class A(a)                 3,100     206,925
---------------------------------------------------------------------
                                                            1,656,450
---------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 3.50%

AT&T Corp.                                          5,700     289,275
---------------------------------------------------------------------
Global TeleSystems Group, Inc.(a)                   3,600     124,650
---------------------------------------------------------------------
MCI WorldCom, Inc.(a)                              18,431     977,968
---------------------------------------------------------------------
                                                            1,391,893
---------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND

                                                                      MARKET
                                                           SHARES      VALUE

TELEPHONE - 11.88%

Bell Atlantic Corp.                                           4,800 $   295,500
-------------------------------------------------------------------------------
BellSouth Corp.                                               4,200     196,613
-------------------------------------------------------------------------------
CenturyTel, Inc.                                             11,800     559,025
-------------------------------------------------------------------------------
GTE Corp.                                                     3,200     225,800
-------------------------------------------------------------------------------
McLeodUSA, Inc. - Class A(a)                                  8,000     471,000
-------------------------------------------------------------------------------
NEXTLINK Communications, Inc. - Class A(a)                    4,300     357,169
-------------------------------------------------------------------------------
Qwest Communications International, Inc.(a)                  15,000     645,000
-------------------------------------------------------------------------------
SBC Communications, Inc.                                     31,397   1,530,604
-------------------------------------------------------------------------------
Time Warner Telecom, Inc.(a)                                  8,900     444,444
-------------------------------------------------------------------------------
                                                                      4,725,155
-------------------------------------------------------------------------------
  Total Domestic Common Stocks
   (Cost $10,261,302)                                                20,860,219
-------------------------------------------------------------------------------

FOREIGN STOCKS - 27.23%

ARGENTINA - 0.43%

El Sitio, Inc. (Computers-Software & Services)(a)             4,600     169,050
-------------------------------------------------------------------------------

AUSTRALIA - 0.33%

Telstra Corp. Ltd. (Telephone)                               19,380     105,426
-------------------------------------------------------------------------------
Telstra Corp. Ltd. - Installment Receipts (Telephone)(a)      7,200      25,402
-------------------------------------------------------------------------------
                                                                        130,828
-------------------------------------------------------------------------------

AUSTRIA - 0.45%

Oesterreichische Elektrizitaetswirtschafts A.G. -
 Class A (Electric Companies)                                 1,270     178,308
-------------------------------------------------------------------------------

BELGIUM - 0.41%

Electrabel S.A. (Electric Companies)                            500     163,548
-------------------------------------------------------------------------------

BERMUDA - 0.88%

Global Crossing Ltd. (Telecommunications -
 Long Distance)(a)                                            6,985     349,250
-------------------------------------------------------------------------------

CANADA - 1.37%

AT&T Canada, Inc. (Telephone)(a)                              7,400     297,850
-------------------------------------------------------------------------------
BCT.Telus Communications, Inc. (Telephone)                    4,955     120,674
-------------------------------------------------------------------------------
BCT.Telus Communications, Inc. - Class A (Telephone)          1,651      39,865
-------------------------------------------------------------------------------
Westcoast Energy, Inc. (Natural Gas)                          5,500      88,344
-------------------------------------------------------------------------------
                                                                        546,733
-------------------------------------------------------------------------------

DENMARK - 0.62%

Tele Danmark A.S. - ADR (Telephone)                           6,500     245,375
-------------------------------------------------------------------------------

FINLAND - 3.16%

Nokia Oyj - ADR (Communications Equipment)                    4,700     893,000
-------------------------------------------------------------------------------
Sonera Oyj (Telecommunications - Cellular/Wireless)           5,300     362,991
-------------------------------------------------------------------------------
                                                                      1,255,991
-------------------------------------------------------------------------------

FRANCE - 2.17%

France Telecom S.A. - ADR (Telecommunications)                4,000     534,000
-------------------------------------------------------------------------------
Suez Lyonnaise des Eaux S.A. (Manufacturing -
 Diversified)                                                 1,100     176,139
-------------------------------------------------------------------------------
Vivendi (Manufacturing - Diversified)                         1,700     153,388
-------------------------------------------------------------------------------
                                                                        863,527
-------------------------------------------------------------------------------

                                                                     MARKET
                                                          SHARES      VALUE

GERMANY - 1.34%

Mannesmann A.G. (Machinery - Diversified)                    1,181 $   284,626
------------------------------------------------------------------------------
RWE A.G. (Electric Companies)                                2,825     110,601
------------------------------------------------------------------------------
Viag A.G. (Manufacturing - Diversified)                      7,500     137,380
------------------------------------------------------------------------------
                                                                       532,607
------------------------------------------------------------------------------

GREECE - 0.08%

Panafon Hellenic Telecom S.A. - GDR
 (Telecommunications - Cellular/Wireless)
 (Acquired 11/20/98; Cost $21,696)(b)                        2,400      30,960
------------------------------------------------------------------------------

HUNGARY - 0.37%

Magyar Tavkozlesi Rt - ADR (Telecommunications -
 Long Distance)                                              4,100     147,600
------------------------------------------------------------------------------

IRELAND - 1.67%

eircom PLC (Telecommunication - Long Distance)             152,500     664,584
------------------------------------------------------------------------------

ISRAEL - 0.62%

Partner Communications Co. Ltd. - ADR
 (Telecommunications - Cellular/Wireless)(a)                 9,600     248,400
------------------------------------------------------------------------------

ITALY - 2.59%

ACEA S.p.A. (Water Utilities)(a)                            38,400     533,338
------------------------------------------------------------------------------
AEM S.p.A. (Electric Companies)                             55,000     220,312
------------------------------------------------------------------------------
Enel S.p.A. (Electric Companies)(a)                         29,900     125,186
------------------------------------------------------------------------------
Societa Nordelettrica S.p.A. (Electric Companies)           49,000     150,414
------------------------------------------------------------------------------
                                                                     1,029,250
------------------------------------------------------------------------------

JAPAN - 0.95%

Nippon Telegraph & Telephone Corp. (Telephone)                  12     205,630
------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. - ADR (Telephone)         2,000     172,250
------------------------------------------------------------------------------
                                                                       377,880
------------------------------------------------------------------------------

MEXICO - 0.20%

Nuevo Grupo Iusacell S.A. de C.V.-ADR
 (Telecommunications - Cellular/Wireless)(a)                 5,300      79,169
------------------------------------------------------------------------------

NETHERLANDS - 3.06%

KPNQWest N.V. (Telecommunications -
 Long Distance)(a)                                           6,700     445,726
------------------------------------------------------------------------------
Libertel N.V. (Telecommunications-Cellular/Wireless)(a)      7,800     204,108
------------------------------------------------------------------------------
Versatel Telecom International N.V.
 (Telecommunications - Long Distance)(a)                    16,100     567,135
------------------------------------------------------------------------------
                                                                     1,216,969
------------------------------------------------------------------------------

SOUTH KOREA - 0.81%

Korea Telecom Corp. - ADR (Telephone)                        4,312     322,322
------------------------------------------------------------------------------

SPAIN - 3.02%

Autopistas Concesionaria Espanola S.A.
 (Services - Commercial & Consumer)                          4,095      39,772
------------------------------------------------------------------------------
Endesa S.A. (Electric Companies)                             7,600     150,762
------------------------------------------------------------------------------
Telefonica S.A. (Telephone)(a)                              25,464     635,580
------------------------------------------------------------------------------
Terra Networks, S.A. (Computers - Software &
 Services)(a)                                                6,900     376,739
------------------------------------------------------------------------------
                                                                     1,202,853
------------------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND

                                                                      MARKET
                                                           SHARES      VALUE

UNITED KINGDOM - 2.70%

COLT Telecom Group PLC (Communications Equipment)(a)          2,000 $   102,340
-------------------------------------------------------------------------------
Kelda Group PLC (Water Utilities)                            26,174     147,921
-------------------------------------------------------------------------------
National Grid Group PLC (Electric Companies)                 13,113      99,728
-------------------------------------------------------------------------------
PowerGen PLC (Electric Companies)                            14,485     104,081
-------------------------------------------------------------------------------
PowerGen PLC - ADR (Electric Companies)                       4,800     151,800
-------------------------------------------------------------------------------
Scottish Power PLC (Electric Companies)                      22,750     172,284
-------------------------------------------------------------------------------
Thus PLC (Telecommunications - Long Distance)(a)             22,300     140,791
-------------------------------------------------------------------------------
United Utilities PLC (Water Utilities)                       15,000     155,859
-------------------------------------------------------------------------------
                                                                      1,074,804
-------------------------------------------------------------------------------

  Total Foreign Stocks (Cost $6,402,949)                             10,830,008
-------------------------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS - 4.14%

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.36%

MediaOne Group, Inc.-$3.04 Conv. Pfd.                         3,000     144,000
-------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.88%

PSINet, Inc. - Series C, $3.375 Conv. Pfd.                    6,000     350,250
-------------------------------------------------------------------------------

ELECTRIC COMPANIES - 0.77%

Calpine Capital Trust-$2.875 Conv. Pfd.                       4,700     303,737
-------------------------------------------------------------------------------

NATURAL GAS - 0.85%

El Paso Energy Cap Trust, Inc. - $2.375 Conv. Pfd.            6,700     337,513
-------------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.12%

Broadwing Inc. - Series B, $3.375 Conv. Pfd.                    820      48,585
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.87%

WinStar Communications, Inc. -Series F,
 $72.50 Conv. Pfd.                                              260     346,450
-------------------------------------------------------------------------------

TELEPHONE - 0.29%

NEXTLINK Communications - $3.25 Conv. Pfd. (Acquired
 03/26/98; Cost $30,000)(b)                                     600     115,125
-------------------------------------------------------------------------------

  Total Domestic Convertible Preferred Stocks (Cost
   $1,448,282)                                                        1,645,660
-------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           AMOUNT

U.S. DOLLAR DENOMINATED BONDS &
 NOTES - 6.02%

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.26%

Comcast Corp., Sr. Sub. Deb., 9.50%, 01/15/08             $ 100,000     102,875
-------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.89%

Candescent Technology Corp., Sr. Conv. Sub. Deb., 7.00%,
 05/01/03 (Acquired 04/17/98-11/30/98; Cost $431,218)(b)    452,000     352,560
-------------------------------------------------------------------------------


                                                        PRINCIPAL   MARKET
                                                         AMOUNT      VALUE
ELECTRIC COMPANIES - 0.93%

El Paso Electric Co. - Series E, Sec. First Mortgage
 Bonds, 9.40%, 05/01/11                                 $ 100,000 $   105,943
-----------------------------------------------------------------------------
Indiana Michigan Power Co. - Series F, Sec. Lease
 Obligation Bonds, 9.82%, 12/07/22                         93,396     103,341
-----------------------------------------------------------------------------
Western Resources, Inc., Sr. Unsec. Notes,
 6.25%, 08/15/03                                           75,000      70,913
 7.13%, 08/01/09                                          100,000      90,482
-----------------------------------------------------------------------------
                                                                      370,679
-----------------------------------------------------------------------------

NATURAL GAS - 1.25%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18             100,000      89,092
-----------------------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 8.25%, 09/15/12               400,000     406,304
-----------------------------------------------------------------------------
                                                                      495,396
-----------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.67%

AES Corp.,
 Sr. Notes, 8.00%, 12/31/08                               100,000      91,750
 Sr. Unsec. Sub. Notes, 10.25%, 07/15/06                  100,000     102,000
-----------------------------------------------------------------------------
Arizona Public Service Co., Deb., 8.00%, 12/30/15          75,000      73,698
-----------------------------------------------------------------------------
                                                                      267,448
-----------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.08%

AT&T Corp., Sr. Notes, 7.75%, 03/01/07                    150,000     153,171
-----------------------------------------------------------------------------
Global TeleSystems Group, Inc., Conv. Notes,
 8.75%, 06/30/00                                           80,000     277,700
-----------------------------------------------------------------------------
                                                                      430,871
-----------------------------------------------------------------------------

TELEPHONE - 0.94%

NTL Inc., Conv. Sub. Notes, 5.75%, 12/15/09 (Acquired
 12/17/99; Cost $180,000)(b)                              180,000     194,400
-----------------------------------------------------------------------------
SBC Communications, Inc., Deb., 7.38%, 07/15/43           200,000     179,908
-----------------------------------------------------------------------------
                                                                      374,308
-----------------------------------------------------------------------------
Total U.S. Dollar Denominated Bonds & Notes
 (Cost $2,452,442)                                                  2,394,137
-----------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED BONDS & NOTES - 3.06%(c)

CANADA - 0.93%

Canadian Oil Debco Inc. (Oil & Gas-Exploration &
 Production), Deb., 11.00%, 10/31/00               CAD    100,000      71,624
-----------------------------------------------------------------------------
Clearnet Communications, Inc. (Telecommunications -
 Cellular/Wireless), Sr. Unsec. Disc. Notes,
 10.75%, 02/15/09(d)                               CAD    300,000     121,596
-----------------------------------------------------------------------------
Teleglobe Canada Inc. (Telephone), Unsec. Deb., 8.35%,
 06/20/03                                          CAD    100,000      70,942
-----------------------------------------------------------------------------
TransCanada Pipelines - Series Q (Natural Gas), Deb.,
 10.63%, 10/20/09                                  CAD    125,000     106,873
-----------------------------------------------------------------------------
                                                                      371,035
-----------------------------------------------------------------------------

FRANCE - 0.39%

France Telecom (Telephone), Conv. Bonds,
 2.00%, 01/01/04                                   FRF    603,520     153,473
-----------------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND

                                                        PRINCIPAL   MARKET
                                                         AMOUNT      VALUE
UNITED KINGDOM - 1.74%

COLT Telecom Group PLC (Communications Equipment),
 Conv. Bonds, 2.00%, 12/16/06 (Acquired 12/09/99;
 Cost  $153,930)(b)                                 EUR   150,000 $   162,479
------------------------------------------------------------------------------
National Grid Co. PLC (Electric Companies),
Conv. Bonds, 4.25%, 02/17/08
(Acquired 02/05/98; Cost $397,800)(b)               GBP   240,000     467,456
------------------------------------------------------------------------------
Series RG, Conv. Bonds, 4.25%, 04/17/08             GBP    32,000      62,328
------------------------------------------------------------------------------
                                                                      692,263
------------------------------------------------------------------------------

  Total Non-U.S. Dollar Denominated Bonds & Notes
   (Cost $1,110,879)                                                1,216,771
------------------------------------------------------------------------------
                                                         SHARES

MONEY MARKET FUNDS - 7.24%
STIC Liquid Assets Portfolio(e)                         1,441,160   1,441,160
------------------------------------------------------------------------------
STIC Prime Portfolio(e)                                 1,441,160   1,441,160
------------------------------------------------------------------------------
  Total Money Market Funds (Cost $2,882,320)                        2,882,320
------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.14%
 (Cost $24,558,174)                                                39,829,115
------------------------------------------------------------------------------

LIABILITIES LESS OTHER ASSETS--(0.14%)                                (56,849)
------------------------------------------------------------------------------

NET ASSETS--100.00%                                               $39,772,266
------------------------------------------------------------------------------

INVESTMENT ABBREVIATIONS:

ADR    - American Depository Receipt
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
EUR    - Euro
FRF    - French Franc
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 12/31/99 was $1,322,980 which represented 3.33% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d) Step bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

                         AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments at market value (cost $24,558,174)            $39,829,115
---------------------------------------------------------------------
Foreign currencies, at value (cost $22,668)                    19,600
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            16,293
---------------------------------------------------------------------
 Dividends and interest                                       105,615
---------------------------------------------------------------------
Investment for deferred compensation plan                      24,627
---------------------------------------------------------------------
  Total assets                                             39,995,250
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                         68,535
---------------------------------------------------------------------
 Capital stock reacquired                                      70,147
---------------------------------------------------------------------
 Deferred compensation plan                                    24,627
---------------------------------------------------------------------
Accrued advisory fees                                          20,900
---------------------------------------------------------------------
Accrued administrative service fees                            11,658
---------------------------------------------------------------------
Accrued operating expenses                                     27,117
---------------------------------------------------------------------
  Total liabilities                                           222,984
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $39,772,266
---------------------------------------------------------------------

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                1,744,266
---------------------------------------------------------------------
Net asset value, offering and redemption price per share  $     22.80
=====================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $14,857 foreign withholding tax)        $  443,325
---------------------------------------------------------------------
Interest                                                     446,558
---------------------------------------------------------------------
 Total investment income                                     889,883
---------------------------------------------------------------------

EXPENSES:

Advisory fees                                                202,137
---------------------------------------------------------------------
Administrative services fees                                  58,645
---------------------------------------------------------------------
Custodian fees                                                29,266
---------------------------------------------------------------------
Directors' fees                                                7,321
---------------------------------------------------------------------
Other                                                         58,242
---------------------------------------------------------------------
 Total expenses                                              355,611
---------------------------------------------------------------------
Less: Expenses paid indirectly                                  (210)
---------------------------------------------------------------------
 Net expenses                                                355,401
---------------------------------------------------------------------
Net investment income                                        534,482
---------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
 Investment securities                                     2,020,449
---------------------------------------------------------------------
 Foreign currencies                                          (23,553)
---------------------------------------------------------------------
                                                           1,996,896
---------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                     7,368,770
---------------------------------------------------------------------
 Foreign currencies                                           (2,769)
---------------------------------------------------------------------
                                                           7,366,001
---------------------------------------------------------------------
Net gain on investment securities and foreign currencies   9,362,897
---------------------------------------------------------------------
Net increase in net assets resulting from operations      $9,897,379
=====================================================================

See Notes to Financial Statements.

                         AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                          1999         1998
                                                       -----------  -----------
OPERATIONS:

 Net investment income                                 $   534,482  $   610,580
--------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
  foreign currencies, futures and option contracts       1,996,896      (59,962)
--------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities and foreign currencies                      7,366,001    3,278,654
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations   9,897,379    3,829,272
--------------------------------------------------------------------------------
 Dividends to shareholders from net investment income     (618,958)    (450,038)
--------------------------------------------------------------------------------
 Distributions from net realized gains                          --     (187,121)
--------------------------------------------------------------------------------
 Net increase from capital stock transactions            2,360,217    2,862,654
--------------------------------------------------------------------------------
  Net increase in net assets                            11,638,638    6,054,767
--------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                      28,133,628   22,078,861
--------------------------------------------------------------------------------
 End of year                                           $39,772,266  $28,133,628
================================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)            $22,058,910  $19,698,693
--------------------------------------------------------------------------------
 Undistributed net investment income                       478,129      608,138
--------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies, futures
  and option contracts                                   1,966,978      (75,451)
--------------------------------------------------------------------------------
 Unrealized appreciation of investment securities and
  foreign currencies                                    15,268,249    7,902,248
--------------------------------------------------------------------------------
                                                       $39,772,266  $28,133,628
================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Global Utilities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common stocks of public utility companies (either domestic or foreign).
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").

                        AIM V.I. GLOBAL UTILITIES FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was decreased by $45,533 and undistributed net realized gains increased by $45,533 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $58,645 of which AIM retained $51,234 for such services.
   The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
   During the year ended December 31, 1999, the Fund paid legal fees of $3,470 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $210 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $210 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $14,873,790 and $12,930,318, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $15,958,031
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (688,644)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $15,269,387
==========================================================================

Cost of investments for tax purposes is $24,559,728.

                         AIM V.I. GLOBAL UTILITIES FUND

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                               1999                  1998
                        --------------------  --------------------
                         SHARES     AMOUNT     SHARES     AMOUNT
                        --------  ----------  --------  ----------
Sold                     482,016  $8,991,351   516,028  $8,375,181
-------------------------------------------------------------------
Issued as reinvestment
 of dividends             28,722     618,958    37,858     637,159
-------------------------------------------------------------------
Reacquired              (386,649) (7,250,092) (380,439) (6,149,686)
-------------------------------------------------------------------
                         124,089  $2,360,217   173,447  $2,862,654
===================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995.

                                      DECEMBER 31,
                         ------------------------------------------------        JANUARY 31,
                         1999(a)      1998     1997     1996        1995            1995
                         -------     -------  -------  -------     ------        -----------
Net asset value,
 beginning of period     $ 17.36     $ 15.26  $ 12.55   $11.64      $9.69          $10.00
------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income     0.32        0.35     0.32     0.40       0.29            0.27
------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)              5.49        2.15     2.40     0.99       1.98           (0.33)
------------------------------------------------------------------------------------------------
  Total from investment
   operations               5.81        2.50     2.72     1.39       2.27           (0.06)
------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income       (0.37)      (0.28)      --    (0.41)     (0.31)          (0.25)
------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains             --       (0.12)   (0.01)   (0.07)     (0.01)             --
------------------------------------------------------------------------------------------------
  Total distributions      (0.37)      (0.40)   (0.01)   (0.48)     (0.32)          (0.25)
------------------------------------------------------------------------------------------------
Net asset value, end of
 period                  $ 22.80     $ 17.36  $ 15.26   $12.55     $11.64          $ 9.69
------------------------------------------------------------------------------------------------
Total return(b)            33.56%      16.49%   21.63%   12.07%     23.73%          (0.56)%
------------------------------------------------------------------------------------------------
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $39,772     $28,134  $22,079  $13,576     $8,394          $2,958
------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets         1.14%(c)    1.11%    1.28%    1.40%(d)   1.47%(d)(e)     1.31%(e)(f)
------------------------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                     1.72%(c)    2.46%    2.81%    3.56%(d)   3.76%(d)(e)     4.39%(e)(f)
------------------------------------------------------------------------------------------------
Portfolio turnover rate       45%         32%      28%      47%        58%             69%
================================================================================================

(a) Calculated using average shares outstanding.
(b) Totals returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $31,098,057.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.55% and 3.42% for 1996 and 2.44% (annualized) and 2.79% (annualized) for 1995.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.80% (annualized) and 2.90% (annualized), respectively.

                        AIM V.I. GLOBAL UTILITIES FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund, as of December 31, 1999, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995 in conformity with generally accepted accounting principles.

                                 /s/ TAIT, WELLER & BAKER

                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                      AIM V.I. GOVERNMENT SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                      PRINCIPAL    MARKET
                                                        AMOUNT      VALUE
CORPORATE BONDS & NOTES - 0.87%

CONSUMER FINANCE - 0.87%

Asia Development Bank, Deb., 8.00%, 04/30/01          $  200,000 $   203,226
----------------------------------------------------------------------------
Financial Assistance Corp., Bonds, 9.38%, 07/21/03        75,000      80,940
----------------------------------------------------------------------------
International Bank for Reconstruction & Development,
 Unsub. Unsec. Notes, 5.25%, 09/16/03                    350,000     332,118
----------------------------------------------------------------------------
  Total Corporate Bonds & Notes
   (Cost $614,432)                                                   616,284
----------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES - 64.35%

FEDERAL FARM CREDIT BANK - 2.92%

Medium term notes
 5.96%, 07/14/03                                         200,000     194,390
----------------------------------------------------------------------------
 5.80%, 06/17/05                                       1,000,000     949,770
----------------------------------------------------------------------------
 6.22%, 06/17/08                                       1,000,000     925,250
----------------------------------------------------------------------------
                                                                   2,069,410
----------------------------------------------------------------------------

FEDERAL HOME LOAN BANK - 3.07%

Debentures
 6.00%, 06/27/00                                         250,000     250,023
----------------------------------------------------------------------------
 5.97%, 12/11/00                                       1,000,000     996,480
----------------------------------------------------------------------------
 7.31%, 07/06/01                                         500,000     505,990
----------------------------------------------------------------------------
 8.17%, 12/16/04                                         400,000     420,812
----------------------------------------------------------------------------
                                                                   2,173,305
----------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC") - 14.29%

Debentures
 5.75%, 07/15/03                                       1,150,000   1,112,349
----------------------------------------------------------------------------
 6.45%, 04/29/09                                       1,000,000     936,050
----------------------------------------------------------------------------
Pass through certificates
 6.00%, 11/01/08 to 09/01/13                           1,040,446     995,181
----------------------------------------------------------------------------
 6.50%, 12/01/08 to 08/01/28                           4,038,585   3,844,835
----------------------------------------------------------------------------
 7.00%, 11/01/10 to 01/01/26                             964,654     953,281
----------------------------------------------------------------------------
 10.50%, 08/01/19                                        109,957     119,990
----------------------------------------------------------------------------
 8.50%, 09/01/20 to 12/01/26                           2,075,591   2,149,257
----------------------------------------------------------------------------
                                                                  10,110,943
----------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -
  27.24%

Debentures
 8.25%, 12/18/00                                         500,000     508,640
----------------------------------------------------------------------------
 6.38%, 01/16/02                                       1,470,000   1,464,355
----------------------------------------------------------------------------
 7.50%, 02/11/02                                       1,350,000   1,373,153
----------------------------------------------------------------------------
 7.55%, 04/22/02                                         400,000     407,852
----------------------------------------------------------------------------
 6.80%, 01/10/03                                       1,605,000   1,606,011
----------------------------------------------------------------------------
 8.50%, 02/01/05                                         500,000     500,985
----------------------------------------------------------------------------
 5.75%, 06/15/05                                         500,000     474,545
----------------------------------------------------------------------------










                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -
  27.24% - CONTINUED

Medium term notes
 6.40%, 05/02/01                                      1,225,000 $ 1,223,947
---------------------------------------------------------------------------
 6.69%, 08/07/01                                        500,000     501,650
---------------------------------------------------------------------------
 7.38%, 03/28/05                                        300,000     305,859
---------------------------------------------------------------------------
Pass through certificates
 7.00%, 03/01/04 to 01/01/28                          3,697,688   3,633,075
---------------------------------------------------------------------------
 6.00%, 12/01/08 to 12/01/13                          2,886,622   2,745,710
---------------------------------------------------------------------------
 7.50%, 11/01/09 to 07/01/27                          1,624,063   1,626,020
---------------------------------------------------------------------------
 6.50%, 10/01/10 to 09/01/27                          1,489,904   1,441,551
---------------------------------------------------------------------------
 8.50%, 09/01/24 to 02/01/25                            981,400   1,008,697
---------------------------------------------------------------------------
STRIPS(a)
 7.37%, 10/09/19                                      1,800,000     452,682
---------------------------------------------------------------------------
                                                                 19,274,732
---------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") -
  12.40%

Pass through certificates
 9.50%, 08/15/03 to 09/15/16                             47,041      50,461
---------------------------------------------------------------------------
 7.50%, 03/15/08 to 08/15/28                          1,992,785   1,976,283
---------------------------------------------------------------------------
 9.00%, 09/15/08 to 10/15/16                             93,366      98,436
---------------------------------------------------------------------------
 11.00%, 10/15/15                                        25,601      28,241
---------------------------------------------------------------------------
 10.50%, 09/15/17 to 11/15/19                            21,617      23,637
---------------------------------------------------------------------------
 10.00%, 06/15/19                                       628,842     683,080
---------------------------------------------------------------------------
 6.50%, 12/15/23                                        370,911     351,783
---------------------------------------------------------------------------
 8.00%, 07/15/24 to 07/15/26                          2,400,291   2,436,443
---------------------------------------------------------------------------
 7.00%, 04/15/28 to 06/15/28                          3,227,603   3,126,740
---------------------------------------------------------------------------
                                                                  8,775,104
---------------------------------------------------------------------------

PRIVATE EXPORT FUNDING COMPANY - 0.43%

Debentures
 7.30%, 01/31/02                                        300,000     303,444
---------------------------------------------------------------------------

STUDENT LOAN MARKETING ASSOCIATION - 0.71%

Debentures
 6.50%, 08/01/02                                        150,000     149,426
---------------------------------------------------------------------------
Medium term notes
 7.50%, 03/08/00                                        350,000     351,036
---------------------------------------------------------------------------
                                                                    500,462
---------------------------------------------------------------------------

TENNESSEE VALLEY AUTHORITY - 3.29%

Debentures
 6.38%, 06/15/05                                      2,400,000   2,325,696
---------------------------------------------------------------------------
Total U.S. Government Agency Securities
 (Cost $46,820,120)                                              45,533,096
---------------------------------------------------------------------------

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                         PRINCIPAL    MARKET
                                           AMOUNT      VALUE

U.S. TREASURY SECURITIES - 18.64%

U.S. TREASURY BONDS - 5.86%

 9.25%, 02/15/16                            550,000 $   678,766
----------------------------------------------------------------
 7.63%, 02/15/25                            550,000     609,306
----------------------------------------------------------------
 6.88%, 08/15/25                            500,000     508,975
----------------------------------------------------------------
 6.13%, 11/15/27                          1,500,000   1,395,345
----------------------------------------------------------------
 6.13%, 08/15/29(b)                       1,000,000     953,590
----------------------------------------------------------------
                                                      4,145,982
----------------------------------------------------------------

U.S. TREASURY NOTES - 11.59%

 6.13%, 12/31/01                            500,000     499,025
----------------------------------------------------------------
 6.00%, 07/31/02                            300,000     298,329
----------------------------------------------------------------
 5.25%, 08/15/03                          3,500,000   3,375,470
----------------------------------------------------------------
 6.00%, 08/15/04(b)                       3,000,000   2,954,340
----------------------------------------------------------------
 5.50%, 02/15/08                          1,000,000     936,380
----------------------------------------------------------------
 5.63%, 05/15/08                            150,000     141,118
----------------------------------------------------------------
                                                      8,204,662
----------------------------------------------------------------

U.S. TREASURY STRIPS - 1.19 %(a)

 5.38%, 05/15/06                            750,000     494,288
----------------------------------------------------------------
 6.80%, 11/15/18                          1,250,000     347,163
----------------------------------------------------------------
                                                        841,451
----------------------------------------------------------------
  Total U.S. Treasury Securities
   (Cost $14,038,612)                                13,192,095
----------------------------------------------------------------
                                           SHARES

MONEY MARKET FUNDS - 21.04%

STIT Government & Agency Portfolio
 (Cost $14,883,691)(c)                   14,883,691  14,883,691
----------------------------------------------------------------
TOTAL INVESTMENTS - 104.90%
 (Cost $76,356,855)                                  74,225,166
================================================================
OTHER ASSETS LESS LIABILITIES - (4.90%)              (3,463,944)
================================================================
NET ASSETS - 100.00%                                $70,761,222
================================================================

Investment Abbreviations:

Deb. - Debentures
STRIPS - Separately Traded Registered Interest and Principal Security Unsec. - Unsecured
Unsub. - Unsubordinated

NOTES TO SCHEDULE OF INVESTMENTS:

(a) STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) The principal amount has been deposited in escrow with custodian as collateral for reverse repurchase agreements outstanding at 12/31/99. See
    Note 4.
(c) The money market fund has the same investment advisor as the Fund.


See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $76,356,855)           $74,225,166
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                           155,441
---------------------------------------------------------------------
 Interest                                                     787,843
---------------------------------------------------------------------
 Paydowns                                                       3,579
---------------------------------------------------------------------
Investment for deferred compensation plan                      28,170
---------------------------------------------------------------------
Other assets                                                      694
---------------------------------------------------------------------
  Total assets                                             75,200,893
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Reverse repurchase agreement                               4,036,250
---------------------------------------------------------------------
 Capital stock reacquired                                     286,100
---------------------------------------------------------------------
 Deferred compensation plan                                    28,170
---------------------------------------------------------------------
Accrued advisory fees                                          29,695
---------------------------------------------------------------------
Accrued administrative services fees                           30,776
---------------------------------------------------------------------
Accrued operating expenses                                     28,680
---------------------------------------------------------------------
  Total liabilities                                         4,439,671
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $70,761,222
---------------------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                6,659,813
---------------------------------------------------------------------
Net asset value, offering and redemption price per share  $     10.63
=====================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                         $ 4,021,531
-----------------------------------------------------------------------------
Dividends                                                            172,285
-----------------------------------------------------------------------------
  Total investment income                                          4,193,816
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                        315,598
-----------------------------------------------------------------------------
Administrative services fees                                          98,225
-----------------------------------------------------------------------------
Custodian fees                                                        25,266
-----------------------------------------------------------------------------
Directors' fees                                                        7,693
-----------------------------------------------------------------------------
Interest expense                                                      61,797
-----------------------------------------------------------------------------
Other                                                                 56,941
-----------------------------------------------------------------------------
  Total expenses                                                     565,520
-----------------------------------------------------------------------------
Net investment income                                              3,628,296
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities               (1,304,878)
-----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
 investment securities                                            (3,043,863)
-----------------------------------------------------------------------------
Net gain (loss) on investment securities                          (4,348,741)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $  (720,445)
=============================================================================
See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                        1999         1998
                                                     -----------  -----------
OPERATIONS:

Net investment income                                $ 3,628,296  $ 2,530,613
------------------------------------------------------------------------------
Net realized gain (loss) from investment securities   (1,304,878)     241,993
------------------------------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investment securities              (3,043,863)     445,919
------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations                                    (720,445)   3,218,525
------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                               (2,511,433)  (1,611,964)
------------------------------------------------------------------------------
Net increase from capital stock transactions          15,808,419   22,778,324
------------------------------------------------------------------------------
    Net increase in net assets                        12,576,541   24,384,885
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                    58,184,681   33,799,796
------------------------------------------------------------------------------
 End of year                                         $70,761,222  $58,184,681
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)          $70,864,760  $54,757,995
------------------------------------------------------------------------------
 Undistributed net investment income                   3,602,402    2,488,745
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                               (1,574,251)    (245,110)
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities                               (2,131,689)   1,183,051
------------------------------------------------------------------------------
                                                     $70,761,222  $58,184,681
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of

                      AIM V.I. GOVERNMENT SECURITIES FUND
   the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
     Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $3,206, undistributed net realized gains decreased by $24,263 and paid-in capital increased by $27,469 as a result of differing book/tax treatment of paydown gains (losses) and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,524,195 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $98,225 of which AIM retained $44,501 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
  During the year ended December 31, 1999, the Fund paid legal fees of $3,666 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agree-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of proceeds of the transaction is greater than the interest expense of the transaction. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the year ended December 31, 1999 was $4,078,750, while borrowings averaged $1,626,949 per day with a weighted average interest rate of 3.77%.
  The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.
                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 5 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $25,069,118 and $22,447,811, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $    39,243
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (2,207,183)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(2,167,940)
==========================================================================

Cost of investments for tax purposes is $76,393,106.

NOTE 6 - CAPITAL STOCK

Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                        3,277,124  $ 36,037,021   3,062,093  $ 34,224,621
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    235,153     2,511,433     144,183     1,611,964
------------------------------------------------------------------------------
Issued in connection with
 acquisitions*                465,003     5,110,012          --            --
------------------------------------------------------------------------------
Reacquired                 (2,523,037)  (27,850,047) (1,168,506)  (13,058,261)
------------------------------------------------------------------------------
                            1,454,243  $ 15,808,419   2,037,770  $ 22,778,324
==============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable U.S. Government Income Fund (Variable Government Income Fund) pursuant to a plan of reorganization approved by Variable U.S. Government Income Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 465,003 shares of the Fund for 482,118 shares of Variable U.S. Government Income Fund outstanding as of the close of business on October 15, 1999. Variable U.S. Government Income Fund's net assets at that date were $5,110,012, including ($270,877) of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $65,275,738.

NOTE 7 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                        DECEMBER 31,
                           ----------------------------------------------     JANUARY 31,
                           1999(a)     1998(a)   1997     1996     1995          1995
                           -------     -------  -------  -------  -------     -----------
Net asset value,
 beginning of period       $ 11.18     $ 10.67  $  9.87  $ 10.17  $  9.39       $ 10.24
-------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.63        0.63     0.59     0.58     0.54          0.53
-------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)               (0.78)       0.20     0.22    (0.35)    0.74         (0.88)
-------------------------------------------------------------------------------------------
    Total from investment
     operations              (0.15)       0.83     0.81     0.23     1.28         (0.35)
-------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income         (0.40)      (0.32)   (0.01)   (0.53)   (0.50)        (0.50)
-------------------------------------------------------------------------------------------
Net asset value, end of
 period                    $ 10.63     $ 11.18  $ 10.67  $  9.87  $ 10.17       $  9.39
-------------------------------------------------------------------------------------------
Total return(b)              (1.32)%      7.73%    8.16%    2.29%   13.84%        (3.42)%
-------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)            $70,761     $58,185  $33,800  $24,527  $19,545       $12,887
-------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets
 including interest
 expense                      0.90%(c)    0.76%    0.87%    0.91%    1.19%(d)      0.95%(e)
-------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets
 excluding interest
 expense                      0.80%(c)    0.76%    0.87%    0.91%    0.95%(d)      0.95%(e)
-------------------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                       5.75%(c)    5.70%    5.85%    5.80%    5.78%(d)      5.51%(f)
-------------------------------------------------------------------------------------------
Ratio of interest expense
 to average net assets        0.10%(c)      --       --       --       --            --
-------------------------------------------------------------------------------------------
Portfolio turnover rate         41%         78%      66%      32%      41%           29%
===========================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $63,119,520.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.10% for January 1995.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 5.35% for January 1995.

                      AIM V.I. GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth and Income Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth and Income Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995 in conformity with generally accepted accounting principles.

                                 /s/ TAIT, WELLER & BAKER

                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000
                        AIM V.I. GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                                   MARKET
                                                     SHARES        VALUE
COMMON STOCKS AND OTHER EQUITY INTERESTS - 93.07%

BANKS (MONEY CENTER) - 2.23%

Chase Manhattan Corp. (The)                            700,000 $   54,381,250
-----------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.80%

AT&T Corp. - Liberty Media Group-Class A(a)            275,000     15,606,250
-----------------------------------------------------------------------------
Comcast Corp. - Class A(a)                             850,000     42,712,500
-----------------------------------------------------------------------------
MediaOne Group, Inc.(a)                                450,000     34,565,625
-----------------------------------------------------------------------------
                                                                   92,884,375
-----------------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 0.29%

Monsanto Co.                                           200,000      7,125,000
-----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 8.06%

Corning, Inc.                                          150,000     19,340,625
-----------------------------------------------------------------------------
JDS Uniphase Corp.(a)                                  200,000     32,262,500
-----------------------------------------------------------------------------
Lucent Technologies, Inc.                              440,000     32,917,500
-----------------------------------------------------------------------------
Motorola, Inc.                                         250,000     36,812,500
-----------------------------------------------------------------------------
QUALCOMM Inc.(a)                                        84,400     14,875,500
-----------------------------------------------------------------------------
Nokia Oyj  - ADR (Finland)                             250,000     47,500,000
-----------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson - ADR (Sweden)         200,000     13,137,500
-----------------------------------------------------------------------------
                                                                  196,846,125
-----------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 3.75%

Dell Computer Corp.(a)                                 400,000     20,400,000
-----------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                              920,000     71,242,500
-----------------------------------------------------------------------------
                                                                   91,642,500
-----------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 3.07%

Cisco Systems, Inc.(a)                                 700,000     74,987,500
-----------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.57%

EMC Corp.(a)                                           349,999     38,237,391
-----------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 17.17%

America Online, Inc.(a)                                350,000     26,403,125
-----------------------------------------------------------------------------
At Home Corp. - Series A(a)                            300,000     12,862,500
-----------------------------------------------------------------------------
Intuit Inc.(a)                                         225,000     13,485,937
-----------------------------------------------------------------------------
Microsoft Corp.(a)                                   1,000,000    116,750,000
-----------------------------------------------------------------------------
Novell, Inc.(a)                                      3,150,000    125,803,125
-----------------------------------------------------------------------------
Oracle Corp.(a)                                        300,000     33,618,750
-----------------------------------------------------------------------------
VERITAS Software Corp.(a)                              300,000     42,937,500
-----------------------------------------------------------------------------
Yahoo! Inc.(a)                                          60,000     25,961,250
-----------------------------------------------------------------------------
USWeb Corp.(a)                                         150,000      6,665,625
-----------------------------------------------------------------------------
Whitman-Hart, Inc.(a)                                  280,000     15,015,000
-----------------------------------------------------------------------------
                                                                  419,502,812
-----------------------------------------------------------------------------

ELECTRIC COMPANIES - 1.36%

Houston Industries, Inc. - $3.29 Conv. Pfd.            275,000     33,137,500
-----------------------------------------------------------------------------

                                                                   MARKET
                                                     SHARES        VALUE

ELECTRICAL EQUIPMENT - 2.69%

General Electric Co.                                   425,000 $   65,768,750
-----------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 1.36%

Linear Technology Corp.                                160,000     11,450,000
-----------------------------------------------------------------------------
Texas Instruments, Inc.                                225,000     21,796,875
-----------------------------------------------------------------------------
                                                                   33,246,875
-----------------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 1.05%

Applied Materials, Inc.(a)                             150,000     19,003,125
-----------------------------------------------------------------------------
Teradyne, Inc.(a)                                      100,000      6,600,000
-----------------------------------------------------------------------------
                                                                   25,603,125
-----------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 5.40%

American Express Co.                                   425,000     70,656,250
-----------------------------------------------------------------------------
Citigroup, Inc.                                        850,000     47,228,125
-----------------------------------------------------------------------------
Freddie Mac                                            300,000     14,118,750
-----------------------------------------------------------------------------
                                                                  132,003,125
-----------------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 7.51%

American Home Products Corp.                           575,000     22,676,562
-----------------------------------------------------------------------------
Bristol-Myers Squibb Co.                               575,000     36,907,812
-----------------------------------------------------------------------------
Johnson & Johnson                                      450,000     41,906,250
-----------------------------------------------------------------------------
Warner-Lambert Co.                                   1,000,000     81,937,500
-----------------------------------------------------------------------------
                                                                  183,428,124
-----------------------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS) - 1.25%

Pharmacia & Upjohn, Inc.                               162,700      7,321,500
-----------------------------------------------------------------------------
Schering-Plough Corp.                                  550,000     23,203,125
-----------------------------------------------------------------------------
                                                                   30,524,625
-----------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
 SUPPLIES) - 1.37%

Guidant Corp.(a)                                       500,000     23,500,000
-----------------------------------------------------------------------------
Medtronic, Inc.                                        270,000      9,838,125
-----------------------------------------------------------------------------
                                                                   33,338,125
-----------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 2.43%

American International Group, Inc.                     550,000     59,468,750
-----------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 4.90%

Goldman Sachs Group, Inc. (The)                        225,000     21,192,188
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                              150,000     12,525,000
-----------------------------------------------------------------------------
Morgan Stanley, Dean Witter & Co.                      509,100     72,674,025
-----------------------------------------------------------------------------
Schwab (Charles) Corp. (The)                           350,000     13,431,250
-----------------------------------------------------------------------------
                                                                  119,822,463
-----------------------------------------------------------------------------

LODGING-HOTELS - 0.69%

Carnival Corp.                                         350,000     16,734,375
-----------------------------------------------------------------------------

                        AIM V.I. GROWTH AND INCOME FUND

                                                          MARKET
                                            SHARES        VALUE

MANUFACTURING (DIVERSIFIED) - 3.98%

Tyco International Ltd.                     2,250,000 $   87,468,750
--------------------------------------------------------------------
United Technologies Corp.                     150,000      9,750,000
--------------------------------------------------------------------
                                                          97,218,750
--------------------------------------------------------------------

OIL (DOMESTIC INTEGRATED) - 0.36%

Conoco Inc. - Class B                         350,000      8,706,250
--------------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED) - 1.40%

Exxon Mobil Corp.                             425,000     34,239,063
--------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.95%

Halliburton Co.                               225,000      9,056,250
--------------------------------------------------------------------
Schlumberger Ltd.                             225,000     12,656,250
--------------------------------------------------------------------
Transocean Sedco Forex Inc.                    43,650      1,470,459
--------------------------------------------------------------------
                                                          23,182,959
--------------------------------------------------------------------

RAILROADS - 0.61%

Kansas City Southern Industries, Inc.         200,000     14,925,000
--------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 2.30%

Home Depot, Inc. (The)                        450,000     30,853,125
--------------------------------------------------------------------
Lowe's Cos., Inc.                             425,000     25,393,750
--------------------------------------------------------------------
                                                          56,246,875
--------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.78%

Best Buy Co., Inc.(a)                         450,000     22,584,375
--------------------------------------------------------------------
Tandy Corp.                                   425,000     20,904,688
--------------------------------------------------------------------
                                                          43,489,063
--------------------------------------------------------------------

RETAIL (DEPARTMENT STORES) - 0.52%

Kohl's Corp.(a)                               177,500     12,813,281
--------------------------------------------------------------------

RETAIL (DISCOUNTERS) - 2.12%

Wal-Mart Stores, Inc.                         750,000     51,843,750
--------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 3.45%

Costco Companies, Inc.(a)                     120,000     10,950,000
--------------------------------------------------------------------
Dayton Hudson Corp.                         1,000,000     73,437,500
--------------------------------------------------------------------
                                                          84,387,500
--------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.47%

Amazon.com, Inc.(a)                           150,000     11,418,750
--------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.43%

Young & Rubicam Inc.                          150,000     10,612,500
--------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 1.14%

Concord EFS, Inc.(a)                          412,500     10,621,875
--------------------------------------------------------------------
First Data Corp.                              350,000     17,259,375
--------------------------------------------------------------------
                                                          27,881,250
--------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.01%

Nextel Communications, Inc. - Class A(a)      240,000     24,750,000
--------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
TELECOMMUNICATIONS (LONG DISTANCE) - 0.98%

MCI WorldCom, Inc.(a)                                   450,000 $   23,878,125
------------------------------------------------------------------------------

TELEPHONE - 1.62%

GTE Corp.                                               140,000      9,878,750
------------------------------------------------------------------------------
SBC Communications, Inc.                                350,000     17,062,500
------------------------------------------------------------------------------
US West, Inc.                                           175,000     12,600,000
------------------------------------------------------------------------------
                                                                    39,541,250
------------------------------------------------------------------------------

  Total Common Stocks & Other Equity Interests (Cost
   $1,506,613,509)                                               2,273,817,156
------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT
CORPORATE BONDS & NOTES - 2.19%

COMPUTERS (HARDWARE) - 0.19%

Candescent Technology Corp., Sr. Conv. Sub. Deb.,
 7.00%, 05/01/03 (Acquired 04/17/98-11/30/98; Cost
 $5,888,863)(b)                                      $6,000,000      4,680,000
------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 1.53%

VERITAS Software Corp., Conv. Unsec. Notes, 5.25%,
 11/01/04                                             3,750,000     37,490,625
------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.47%

Amazon.com, Inc., Conv. Sub. Deb., 4.75%, 02/01/09   10,000,000     11,362,500
------------------------------------------------------------------------------
  Total Corporate Bonds & Notes (Cost $21,427,063)                  53,533,125
------------------------------------------------------------------------------

                                                       SHARES

MONEY MARKET FUNDS - 4.60%

STIC Liquid Assets Portfolio(c)                      56,233,089     56,233,089
------------------------------------------------------------------------------
STIC Prime Portfolio(c)                              56,233,089     56,233,089
------------------------------------------------------------------------------
  Total Money Market Funds (Cost $112,466,178)                     112,466,178
------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.86% (COST $1,640,506,750)                 2,439,816,459
------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.14%                                3,447,521
------------------------------------------------------------------------------
NET ASSETS - 100.00%                                            $2,443,263,980
==============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at 12/31/99 represents 0.19% of the Fund's net assets.
(c) The money market fund has the same investment advisor as the Fund.

Investment Abbreviations:

ADR    - American Depositary Receipt

Conv.  - Convertible

Deb.   - Debentures

Pfd.   - Preferred

Sr.    - Senior

Sub.   - Subordinate

Unsec. - Unsecured

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $1,640,506,750)        $2,439,816,459
------------------------------------------------------------------------
Receivables for:
 Investments sold                                              8,981,263
------------------------------------------------------------------------
 Capital stock sold                                            1,356,527
------------------------------------------------------------------------
 Dividends and interest                                        1,442,965
------------------------------------------------------------------------
Investment for deferred compensation plan                         32,290
------------------------------------------------------------------------
Other assets                                                       2,860
------------------------------------------------------------------------
  Total assets                                             2,451,632,364
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                         4,825,541
------------------------------------------------------------------------
 Capital stock reacquired                                      1,633,624
------------------------------------------------------------------------
 Deferred compensation plan                                       32,290
------------------------------------------------------------------------
Accrued advisory fees                                          1,177,844
------------------------------------------------------------------------
Accrued administrative services fees                             644,499
------------------------------------------------------------------------
Accrued operating expenses                                        54,586
------------------------------------------------------------------------
  Total liabilities                                            8,368,384
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $2,443,263,980
========================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                  250,000,000
------------------------------------------------------------------------
 Outstanding                                                  77,338,464
------------------------------------------------------------------------
Net asset value, offering and redemption price per share  $        31.59
========================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $16,291 foreign withholding tax)               $ 12,399,500
------------------------------------------------------------------------------
Interest                                                            4,576,574
------------------------------------------------------------------------------
  Total investment income                                          16,976,074
------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      10,438,977
------------------------------------------------------------------------------
Administrative services fees                                        2,156,876
------------------------------------------------------------------------------
Custodian fees                                                        145,809
------------------------------------------------------------------------------
Directors' fees                                                        14,383
------------------------------------------------------------------------------
Other                                                                 442,382
------------------------------------------------------------------------------
  Total expenses                                                   13,198,427
------------------------------------------------------------------------------
Less: Expenses paid indirectly                                         (4,998)
------------------------------------------------------------------------------
  Net expenses                                                     13,193,429
------------------------------------------------------------------------------
Net investment income                                               3,782,645
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                             75,519,935
------------------------------------------------------------------------------
 Foreign currencies                                                       915
------------------------------------------------------------------------------
 Option contracts                                                  (3,870,423)
------------------------------------------------------------------------------
                                                                   71,650,427
------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            486,666,488
------------------------------------------------------------------------------
 Foreign currencies                                                    (9,359)
------------------------------------------------------------------------------
 Option contracts                                                   1,110,542
------------------------------------------------------------------------------
                                                                  487,767,671
------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and
 option contracts                                                 559,418,098
------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $563,200,743
==============================================================================

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                     1999            1998
                                                --------------  --------------
OPERATIONS:

 Net investment income                          $    3,782,645  $   12,149,523
-------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and futures and option
  contracts                                         71,650,427       5,086,770
-------------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities, foreign currencies and
  futures and option contracts                     487,767,671     224,324,487
-------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                      563,200,743     241,560,780
-------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                           (11,988,578)     (4,873,870)
-------------------------------------------------------------------------------
 Distributions to shareholders from net
  realized gains                                    (8,277,648)    (12,029,125)
-------------------------------------------------------------------------------
 Net increase from capital stock transactions      638,270,694     398,288,439
-------------------------------------------------------------------------------
  Net increase in net assets                     1,181,205,211     622,946,224
-------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                               1,262,058,769     639,112,545
-------------------------------------------------------------------------------
 End of year                                    $2,443,263,980  $1,262,058,769
===============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)     $1,574,186,117  $  935,990,892
-------------------------------------------------------------------------------
 Undistributed net investment income                 3,411,046      11,997,368
-------------------------------------------------------------------------------
 Undistributed net realized gain on sales from
  investment securities, foreign currencies and
  futures and option contracts                      66,361,018       2,532,381
-------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies and futures
  and option contracts                             799,305,799     311,538,128
-------------------------------------------------------------------------------
                                                $2,443,263,980  $1,262,058,769
===============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Growth and Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek growth of capital with current income as a secondary objective.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such

                        AIM V.I. GROWTH AND INCOME FUND
securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, paid-in-capital was increased by $795, undistributed net investment income was decreased by $380,389 and undistributed net realized gains increased by $379,594 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $2,156,876 of which AIM retained $102,711 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $6,283 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $4,998 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $4,998 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

                        AIM V.I. GROWTH AND INCOME FUND

NOTE 5 - BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                                                         CALL OPTION CONTRACTS
                                                         ----------------------
                                                         NUMBER OF  PREMIUMS
                                                         CONTRACTS  RECEIVED
                                                         --------- ------------
Beginning of year                                          2,667   $   617,471
-------------------------------------------------------------------------------
Written                                                    7,350     7,711,801
-------------------------------------------------------------------------------
Closed                                                    (5,917)   (6,761,366)
-------------------------------------------------------------------------------
Exercised                                                 (1,100)     (161,695)
-------------------------------------------------------------------------------
Expired                                                   (3,000)   (1,406,211)
-------------------------------------------------------------------------------
End of year                                                   --   $        --
===============================================================================

NOTE 7 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $2,173,804,512 and $1,547,643,195, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities       $808,508,094
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (17,623,361)
------------------------------------------------------------------------------
Net unrealized appreciation of investment securities             $790,884,733
==============================================================================
Cost of investments for tax purposes is $1,648,931,726.

NOTE 8 - CAPITAL STOCK

Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                       27,157,175  $712,881,530  19,890,074  $409,625,526
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    704,177    20,266,226     751,578    16,902,995
------------------------------------------------------------------------------
Reacquired                 (3,653,912)  (94,877,062) (1,379,171)  (28,240,082)
------------------------------------------------------------------------------
                           24,207,440  $638,270,694  19,262,481  $398,288,439
==============================================================================

                        AIM V.I. GROWTH AND INCOME FUND

NOTE 9 - FINANCIAL HIGHLIGHTS

 Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995.

                                           DECEMBER 31,
                          ---------------------------------------------------     JANUARY 31,
                           1999(A)     1998(A)      1997      1996     1995          1995
                          ----------  ----------  --------  --------  -------     -----------
Net asset value,
 beginning of period      $    23.75  $    18.87  $  15.03  $  12.68  $  9.98       $10.00
-------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income         0.06        0.26      0.13      0.16     0.14         0.11
-------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                  8.05        4.95      3.74      2.36     3.11        (0.02)
-------------------------------------------------------------------------------------------------
   Total from investment
    operations                  8.11        5.21      3.87      2.52     3.25         0.09
-------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income           (0.16)      (0.09)    (0.01)    (0.14)   (0.14)       (0.11)
-------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains              (0.11)      (0.24)    (0.02)    (0.03)   (0.41)          --
-------------------------------------------------------------------------------------------------
   Total distributions         (0.27)      (0.33)    (0.03)    (0.17)   (0.55)       (0.11)
-------------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $    31.59  $    23.75  $  18.87  $  15.03  $ 12.68       $ 9.98
=================================================================================================
Total return(b)                34.25%      27.68%    25.72%    19.95%   32.65%        0.90%
=================================================================================================
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000s omitted)    $2,443,264  $1,262,059  $639,113  $209,332  $38,567       $7,380
=================================================================================================
Ratio of expenses to
 average net assets             0.77%(c)    0.65%     0.69%     0.78%    0.78%(d)     1.07%(d)(e)
=================================================================================================
Ratio of net investment
 income to average net
 assets                         0.22%(c)    1.34%     1.15%     2.05%    1.92%(d)     1.95%(d)(e)
=================================================================================================
Portfolio turnover rate           93%        140%      135%      148%     145%          96%
=================================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $1,718,996,207.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.72% (annualized) and 1.30% (annualized), respectively.

                        AIM V.I. GROWTH AND INCOME FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995 in conformity with generally accepted accounting principles.

                               /s/ TAIT, WELLER & BAKER

                                   TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000
                              AIM V.I. GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                SHARES    MARKET VALUE

COMMON STOCKS & OTHER EQUITY INTERESTS - 87.52%

BIOTECHNOLOGY - 0.56%

Amgen Inc.(a)                                      66,000 $  3,964,125
----------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 9.21%

AT&T Corp.-Liberty Media Group-Class A(a)         200,000   11,350,000
----------------------------------------------------------------------
Cablevision Systems Corp.-Class A(a)               52,300    3,948,650
----------------------------------------------------------------------
Clear Channel Communications, Inc.(a)              89,925    8,025,806
----------------------------------------------------------------------
Comcast Corp.-Class A                             378,500   19,019,625
----------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)               110,000    5,665,000
----------------------------------------------------------------------
Infinity Broadcasting Corp.-Class A(a)            454,950   16,463,503
----------------------------------------------------------------------
UnitedGlobalCom Inc.-Class A(a)                     5,500      388,437
----------------------------------------------------------------------
                                                            64,861,021
----------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 11.72%

Comverse Technology, Inc.(a)                       36,500    5,283,375
----------------------------------------------------------------------
General Instrument Corp.(a)                       159,200   13,532,000
----------------------------------------------------------------------
JDS Uniphase Corp.(a)                              41,000    6,613,812
----------------------------------------------------------------------
Lucent Technologies Inc.                           88,000    6,583,500
----------------------------------------------------------------------
Motorola, Inc.                                     61,000    8,982,250
----------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                            59,000   11,210,000
----------------------------------------------------------------------
Nortel Networks Corp. (Canada)                    160,000   16,160,000
----------------------------------------------------------------------
QUALCOMM Inc.(a)                                   49,600    8,742,000
----------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson-ADR (Sweden)       28,000    1,839,250
----------------------------------------------------------------------
Tellabs, Inc.(a)                                   56,000    3,594,500
----------------------------------------------------------------------
                                                            82,540,687
----------------------------------------------------------------------

COMPUTERS (HARDWARE) - 5.31%

Apple Computer, Inc.(a)                            56,000    5,757,500
----------------------------------------------------------------------
Gateway Inc.(a)                                   193,800   13,965,712
----------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         228,000   17,655,750
----------------------------------------------------------------------
                                                            37,378,962
----------------------------------------------------------------------

COMPUTERS (NETWORKING) - 3.23%

3Com Corp.(a)                                      61,400    2,885,800
----------------------------------------------------------------------
Cabletron Systems, Inc.(a)                        155,000    4,030,000
----------------------------------------------------------------------
Cisco Systems, Inc.(a)                            148,000   15,854,500
----------------------------------------------------------------------
                                                            22,770,300
----------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.12%

Advanced Digital Information Corp.(a)              23,100    1,123,237
----------------------------------------------------------------------
EMC Corp.(a)                                       70,000    7,647,500
----------------------------------------------------------------------
Lexmark International Group, Inc.-Class A(a)       68,000    6,154,000
----------------------------------------------------------------------
                                                            14,924,737
----------------------------------------------------------------------


                                                    SHARES    MARKET VALUE

COMPUTERS (SOFTWARE & SERVICES) - 13.93%

America Online, Inc.(a)(b)                            218,000 $ 16,445,375
--------------------------------------------------------------------------
At Home Corp.-Series A(a)                             260,000   11,147,500
--------------------------------------------------------------------------
BMC Software, Inc.(a)                                  37,100    2,965,681
--------------------------------------------------------------------------
Citrix Systems, Inc.(a)                               101,000   12,423,000
--------------------------------------------------------------------------
Compuware Corp.(a)(b)                                  24,000      894,000
--------------------------------------------------------------------------
Gemstar International Group Ltd.(a)                     1,400       99,750
--------------------------------------------------------------------------
Intuit Inc.(a)                                         77,000    4,615,187
--------------------------------------------------------------------------
Microsoft Corp.(a)                                    117,000   13,659,750
--------------------------------------------------------------------------
Oracle Corp.(a)                                       105,000   11,766,562
--------------------------------------------------------------------------
Rational Software Corp.(a)                             76,200    3,743,325
--------------------------------------------------------------------------
Unisys Corp.(a)                                        39,700    1,267,919
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                              47,100    6,741,187
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                         28,500   12,331,594
--------------------------------------------------------------------------
                                                                98,100,830
--------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 4.00%

General Electric Co.                                   60,000    9,285,000
--------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V. ADR
 (Netherlands)                                         26,680    3,601,800
--------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
 (Netherlands)                                         46,000    6,250,054
--------------------------------------------------------------------------
Sanmina Corp.(a)                                       51,600    5,153,550
--------------------------------------------------------------------------
Symbol Technologies, Inc.                              60,450    3,842,353
--------------------------------------------------------------------------
                                                                28,132,757
--------------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.64%

PE Corp-PE Biosystems Group                             9,900    1,191,094
--------------------------------------------------------------------------
Waters Corp.(a)                                        63,000    3,339,000
--------------------------------------------------------------------------
                                                                 4,530,094
--------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 6.69%

Analog Devices, Inc.(a)                                60,000    5,580,000
--------------------------------------------------------------------------
Atmel Corp.(a)                                         70,000    2,069,375
--------------------------------------------------------------------------
Cypress Semiconductor Corp.(a)                        125,000    4,046,875
--------------------------------------------------------------------------
Intel Corp.                                            82,000    6,749,625
--------------------------------------------------------------------------
LSI Logic Corp.(a)                                     75,000    5,062,500
--------------------------------------------------------------------------
PMC-Sierra, Inc.(a)                                    27,200    4,360,500
--------------------------------------------------------------------------
Texas Instruments Inc.                                 87,000    8,428,125
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                       238,000   10,821,562
--------------------------------------------------------------------------
                                                                47,118,562
--------------------------------------------------------------------------

ENTERTAINMENT - 2.36%

Time Warner Inc.                                      200,000   14,487,500
--------------------------------------------------------------------------
TV Guide, Inc.-Class A(a)                              49,300    2,119,900
--------------------------------------------------------------------------
                                                                16,607,400
--------------------------------------------------------------------------


                              AIM V.I. GROWTH FUND

                                                                     MARKET
                                                       SHARES        VALUE
EQUIPMENT (SEMICONDUCTOR) - 1.44%

Applied Materials, Inc.(a)                                43,000 $    5,447,563
-------------------------------------------------------------------------------
Teradyne, Inc.(a)                                         71,500      4,719,000
-------------------------------------------------------------------------------
                                                                     10,166,563
-------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 2.65%

American Express Co.                                      40,000      6,650,000
-------------------------------------------------------------------------------
Fannie Mae                                                96,500      6,025,219
-------------------------------------------------------------------------------
Freddie Mac                                              127,000      5,976,938
-------------------------------------------------------------------------------
                                                                     18,652,157
-------------------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 4.65%

Bristol-Myers Squibb Co.                                  97,000      6,226,188
-------------------------------------------------------------------------------
Johnson & Johnson                                        135,000     12,571,875
-------------------------------------------------------------------------------
Warner-Lambert Co.                                       170,000     13,929,375
-------------------------------------------------------------------------------
                                                                     32,727,438
-------------------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 1.27%

Pharmacia & Upjohn, Inc.                                  66,800      3,006,000
-------------------------------------------------------------------------------
Schering-Plough Corp.                                    140,000      5,906,250
-------------------------------------------------------------------------------
                                                                      8,912,250
-------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.40%

Guidant Corp.(a)                                         210,000      9,870,000
-------------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 1.15%

American International Group, Inc.                        74,900      8,098,563
-------------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 1.12%

Morgan Stanley Dean Witter & Co.                          55,000      7,851,250
-------------------------------------------------------------------------------

LODGING-HOTELS - 1.65%

Carnival Corp.                                           132,800      6,349,500
-------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                             107,000      5,276,438
-------------------------------------------------------------------------------
                                                                     11,625,938
-------------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.33%

Tyco International Ltd.                                   60,000      2,332,500
-------------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 3.05%

Home Depot, Inc. (The)                                   211,500     14,500,969
-------------------------------------------------------------------------------
Lowe's Cos., Inc.                                        117,000      6,990,750
-------------------------------------------------------------------------------
                                                                     21,491,719
-------------------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.62%

Best Buy Co., Inc.(a)                                     71,000      3,563,313
-------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group                    98,000      4,416,125
-------------------------------------------------------------------------------
Tandy Corp.                                               70,000      3,443,125
-------------------------------------------------------------------------------
                                                                     11,422,563
-------------------------------------------------------------------------------

RETAIL (DISCOUNTERS) - 1.36%

Dollar Tree Stores, Inc.(a)                               19,000        920,313
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                    125,000      8,640,625
-------------------------------------------------------------------------------
                                                                      9,560,938
-------------------------------------------------------------------------------

                                                           MARKET
                                          SHARES           VALUE

RETAIL (GENERAL MERCHANDISE) - 1.69%

Costco Wholesale Corp.(a)                    70,000    $    6,387,500
--------------------------------------------------------------------------
Dayton Hudson Corp.                          75,100         5,515,156
--------------------------------------------------------------------------
                                                           11,902,656
--------------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.37%

Tiffany & Co.                                29,200         2,606,100
--------------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 0.32%

Intimate Brands, Inc.                        51,300         2,212,313
--------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 0.90%

Concord EFS, Inc.(a)                         82,600         2,126,950
--------------------------------------------------------------------------
First Data Corp.                             85,000         4,191,563
--------------------------------------------------------------------------
                                                            6,318,513
--------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 2.30%

China Telecom Ltd. (Hong Kong)(a)           302,800         1,889,213
--------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)       70,000         7,218,750
--------------------------------------------------------------------------
Phone.com, Inc.(a)                           24,000         2,782,500
--------------------------------------------------------------------------
Western Wireless Corp.-Class A(a)            64,300         4,292,025
--------------------------------------------------------------------------
                                                           16,182,488
--------------------------------------------------------------------------

TELEPHONE - 0.48%

NTL Inc.(a)                                  26,900         3,355,775
--------------------------------------------------------------------------

  Total Common Stocks & Other Equity
   Interests (Cost $358,123,935)                          616,219,199

--------------------------------------------------------------------------
                                         PRINCIPAL
                                          AMOUNT
U.S. TREASURY SECURITIES - 0.19%

U.S. TREASURY BILLS - 0.19%(C)

5.04%, 03/23/00 (Cost $1,384,375)        $1,400,000(d)      1,384,460
--------------------------------------------------------------------------

                                          SHARES
MONEY MARKET FUNDS - 12.47%

STIC Liquid Assets Portfolio(e)          43,892,366        43,892,366
--------------------------------------------------------------------------
STIC Prime Portfolio(e)                  43,892,366        43,892,366
--------------------------------------------------------------------------

  Total Money Market Funds (Cost $87,784,732)              87,784,732
--------------------------------------------------------------------------

TOTAL INVESTMENTS - 100.18%
 (Cost $447,293,042)                                      705,388,391
==========================================================================

LIABILITIES LESS OTHER ASSETS - (0.18%)                    (1,292,711)
==========================================================================
NET ASSETS - 100.00%                                   $  704,095,680
==========================================================================

Investment Abbreviation:

ADR- American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) A portion of this security is subject to call options. See Note 7.
(c) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(e) The money market fund has the same investment advisor as the Fund.



See Notes to Financial Statements.

                             AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments at market value (cost $447,293,042)           $705,388,391
----------------------------------------------------------------------
Foreign currencies, at value (cost $461,827)                   461,723
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                          1,990,444
----------------------------------------------------------------------
 Variation margin                                               56,950
----------------------------------------------------------------------
 Dividends and interest                                        461,605
----------------------------------------------------------------------
Investment for deferred compensation plan                       31,028
----------------------------------------------------------------------
Other assets                                                     1,794
----------------------------------------------------------------------
  Total assets                                             708,391,935
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                      248,419
----------------------------------------------------------------------
 Investments purchased                                         450,371
----------------------------------------------------------------------
 Deferred compensation plan                                     31,028
----------------------------------------------------------------------
 Options written (Premiums received $1,540,128)              2,964,913
----------------------------------------------------------------------
Accrued advisory fees                                          348,576
----------------------------------------------------------------------
Accrued administrative services fees                           183,516
----------------------------------------------------------------------
Accrued operating expenses                                      69,432
----------------------------------------------------------------------
  Total liabilities                                          4,296,255
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $704,095,680
======================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                21,831,388
======================================================================
Net asset value, offering and redemption price per share  $      32.25
======================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $23,617 foreign withholding tax)           $  2,486,344
--------------------------------------------------------------------------
Interest                                                        1,239,393
--------------------------------------------------------------------------
   Total investment income                                      3,725,737
--------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                   3,026,404
--------------------------------------------------------------------------
Administrative services fees                                      328,584
--------------------------------------------------------------------------
Custodian fees                                                     73,045
--------------------------------------------------------------------------
Directors' fees                                                     7,337
--------------------------------------------------------------------------
Other                                                             109,536
--------------------------------------------------------------------------
   Total expenses                                               3,544,906
--------------------------------------------------------------------------
Less: Expenses paid indirectly                                     (3,198)
--------------------------------------------------------------------------
   Net expenses                                                 3,541,708
--------------------------------------------------------------------------
Net investment income                                             184,029
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES AND FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                       38,221,411
--------------------------------------------------------------------------
   Foreign currencies                                            (110,061)
--------------------------------------------------------------------------
   Futures contracts                                              508,914
--------------------------------------------------------------------------
   Option contracts                                           (12,194,041)
--------------------------------------------------------------------------
                                                               26,426,223
--------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                      137,668,951
--------------------------------------------------------------------------
   Foreign currencies                                              (5,504)
--------------------------------------------------------------------------
   Futures contracts                                              714,213
--------------------------------------------------------------------------
   Option contracts                                            (1,101,525)
--------------------------------------------------------------------------
                                                              137,276,135
--------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and
 futures and option contracts                                 163,702,358
--------------------------------------------------------------------------
Net increase in net assets resulting from operations         $163,886,387
==========================================================================

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                       1999          1998
                                                   ------------  ------------
OPERATIONS:

 Net investment income                             $    184,029  $  1,230,060
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and futures and option
  contracts                                          26,426,223    22,257,031
------------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities, foreign currencies and
  futures and option contracts                      137,276,135    68,057,550
------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      163,886,387    91,544,641
------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                             (1,318,758)   (1,180,373)
------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                             (23,117,297)  (22,129,920)
------------------------------------------------------------------------------
 Net increase from capital stock transactions       192,730,597    44,828,633
------------------------------------------------------------------------------
   Net increase in net assets                       332,180,929   113,062,981
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                  371,914,751   258,851,770
------------------------------------------------------------------------------
 End of year                                       $704,095,680  $371,914,751
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)        $421,529,258  $228,798,661
------------------------------------------------------------------------------
 Undistributed net investment income                     44,231     1,289,508
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies and futures and
  option contracts                                   25,138,608    21,719,134
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and futures and option
  contracts                                         257,383,583   120,107,448
------------------------------------------------------------------------------
                                                   $704,095,680  $371,914,751
==============================================================================

NOTES TO FINANCIAL STATEMENTS.

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are

See Notes to Financial Statements.

                             AIM V.I. GROWTH FUND
   determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income decreased by $110,548 and undistributed net realized gains increased by $110,548 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
   A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
I. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.


                             AIM V.I. GROWTH FUND

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $328,584 of which AIM retained $73,728 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $4,242 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $3,198 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $3,198 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $552,667,552 and $450,435,698, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $260,081,257
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (2,336,308)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $257,744,949
===========================================================================

Cost of investments for tax purposes is $447,643,442.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                                                      Call Option Contracts
                                                      ---------------------
                                                       Number of  Premiums
                                                       Contracts  Received
                                                      --------- -----------
Beginning of period                                     1,197  $   739,850
---------------------------------------------------------------------------
Written                                                17,911   19,016,706
---------------------------------------------------------------------------
Closed                                                (16,025) (17,191,184)
---------------------------------------------------------------------------
Exercised                                              (1,380)    (890,464)
---------------------------------------------------------------------------
Expired                                                  (157)    (134,780)
---------------------------------------------------------------------------
End of period                                           1,546  $ 1,540,128
===========================================================================

                             AIM V.I. GROWTH FUND

Open call option contracts written at December 31, 1999 were as follows:

                                                            December 31,
                                                                1999
                       Contract Strike Number of  Premiums     Market     Unrealized
Issue                   Month   Price  Contracts  Received     Value     Depreciation
-----                  -------- ------ --------- ---------- ------------ ------------
American Online, Inc.   Apr-00   $60     1,306   $1,459,851  $2,783,413  $(1,323,562)
-------------------------------------------------------------------------------------
Compuware Corp.         Jan-00    30       240       80,277     181,500     (101,223)
-------------------------------------------------------------------------------------
                                         1,546   $1,540,128  $2,964,913  $(1,424,785)
=====================================================================================

NOTE 8 - FUTURES CONTRACTS
On December 31, 1999, $1,397,000 principal amount of U.S. Treasury obligations was pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                No. of      Month/     Unrealized
Contract       Contracts  Commitment  Appreciation
--------       --------- ------------ ------------
S&P 500 Index      67    March 00/Buy   $714,213
--------------------------------------------------

NOTE 9 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  -----------------------
                             Shares       Amount       Shares      Amount
                           ----------  ------------  ----------  -----------
Sold                        8,907,542  $247,736,478   2,345,258  $52,301,342
-----------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    820,552    24,436,055   1,005,621   23,310,293
-----------------------------------------------------------------------------
Reacquired                 (2,893,968)  (79,441,936) (1,407,943) (30,783,002)
-----------------------------------------------------------------------------
                            6,834,126  $192,730,597   1,942,936  $44,828,633
=============================================================================

NOTE 10 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                          December 31,
                          ---------------------------------------------------     January 31,
                          1999(a)        1998      1997      1996      1995          1995
                          --------     --------  --------  --------  --------     -----------
Net asset value,
 beginning of period      $  24.80     $  19.83  $  16.25  $  14.44  $  10.71       $ 11.59
---------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.01         0.08      0.08      0.07      0.09          0.06
---------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                8.63         6.57      4.27      2.52      3.65         (0.88)
---------------------------------------------------------------------------------------------
   Total from investment
    operations                8.64         6.65      4.35      2.59      3.74         (0.82)
---------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income         (0.06)       (0.09)    (0.09)    (0.06)    (0.01)        (0.06)
---------------------------------------------------------------------------------------------
  Distributions from net
   realized gains            (1.13)       (1.59)    (0.68)    (0.72)       --            --
---------------------------------------------------------------------------------------------
   Total distributions       (1.19)       (1.68)    (0.77)    (0.78)    (0.01)        (0.06)
---------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $  32.25     $  24.80  $  19.83  $  16.25  $  14.44       $ 10.71
=============================================================================================
Total return(b)              35.24%       34.12%    26.87%    18.09%    34.89%        (7.11)%
=============================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $704,096     $371,915  $258,852  $178,638  $102,600       $45,497
=============================================================================================
Ratio of expenses to
 average net assets           0.73%(c)     0.72%     0.73%     0.78%     0.84%(d)      0.95%
=============================================================================================
Ratio of net investment
 income to average net
 assets                       0.04%(c)     0.41%     0.54%     0.79%     0.95%(d)      0.71%
=============================================================================================
Portfolio turnover rate        101%         133%      132%      143%      125%          179%
=============================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $483,567,224.
(d) Annualized.

                              AIM V.I. GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with generally accepted accounting principles.

                               /s/ TAIT, WELLER & BAKER

                                   TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                            AIM V.I. HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
CORPORATE BONDS & NOTES - 87.92%

AEROSPACE/DEFENSE - 1.49%

Precision Partners, Inc., Sr. Sub. Notes, 12.00%,
 03/15/09(a)                                             $  500,000 $   377,500
-------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 0.75%

Convergent Communications - Series B, Sr. Unsec. Notes,
 13.00%, 04/01/08                                           250,000     188,750
-------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.59%

Equinix Inc., Sr. Notes, 13.00%, 12/01/07(a)(b)             630,000     653,625
-------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 2.23%

ONO Finance PLC (United Kingdom), Sr. Gtd. Sub. Notes,
 13.00%, 05/01/09                                           550,000     563,750
-------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 9.83%

Hollywood Casino Corp., 1st Mortgage Notes, 13.00%,
 08/01/06(a)                                              1,000,000   1,075,000
-------------------------------------------------------------------------------
Venetian Casino Resort LLC, Sec. Gtd. Mortgage Notes,
 12.25%, 11/15/04                                         1,000,000     867,500
-------------------------------------------------------------------------------
Resort at Summerlin LP - Series B, Sr. Unsec. Sub.
 Notes, 13.00%, 12/15/07                                    768,000     541,440
-------------------------------------------------------------------------------
                                                                      2,483,940
-------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 4.29%

DJ Orthopedics, LLC/DJ Orthopedics Capital Corp., Sr.
 Unsec. Gtd. Sub. Notes, 12.63%, 06/15/09                 1,100,000   1,083,500
-------------------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES - 3.92%

Winsloew Furniture, Inc., Sr. Sub. Notes, 12.75%,
 08/15/07(a)(b)                                           1,100,000     990,000
-------------------------------------------------------------------------------

HOUSEWARES - 1.40%

Decora Industries, Inc. - Series B, Sr. Sec. Gtd.
 Notes, 11.00%, 05/01/05                                    440,000     354,200
-------------------------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 2.59%

Marvel Enterprises, Inc., Sr. Unsec. Gtd. Sub. Notes,
 12.00%, 06/15/09                                           700,000     654,500
-------------------------------------------------------------------------------

LODGING - HOTELS - 0.48%

Stena Line A.B. (Sweden), Sr. Unsec. Yankee Notes,
 10.63%, 06/01/08                                           200,000     121,000
-------------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 1.57%

GST Equipment Funding, Sr. Sec. Notes, 13.25%, 05/01/07     400,000     397,000
-------------------------------------------------------------------------------

METALS MINING - 1.95%

Bulong Operations PTV Ltd., Sr. Sec. Notes, 12.50%,
 12/15/08                                                   700,000     493,500
-------------------------------------------------------------------------------

PERSONAL CARE - 4.45%

American Tissue Inc., Sr. Sec. Notes, 12.50%,
 07/15/06(a)                                              1,100,000   1,124,750
-------------------------------------------------------------------------------



                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE

PHOTOGRAPHY/IMAGING - 1.65%

Polaroid Corp., Sr. Unsec. Notes, 11.50%, 02/15/06      $  420,000 $   417,900
------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.84%

Vista Eyecare, Inc. - Series B, Sr. Unsec. Gtd. Sub.
 Notes, 12.75%, 10/15/05                                   525,000     212,625
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 13.27%

KMC Telecom Holdings, Inc., Sr. Notes, 13.50%,
 05/15/09(a)                                             1,000,000   1,005,000
------------------------------------------------------------------------------
Spectrasite Holdings, Inc.,
 Sr. Disc. Notes, 12.00%, 07/15/08(c)                      400,000     240,000
------------------------------------------------------------------------------
 Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(c)                70,000      37,800
------------------------------------------------------------------------------
Worldwide Fiber Inc. (Canada), Sr. Notes, 12.00%,
 08/01/09(a)                                             1,000,000   1,037,500
------------------------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr. Unsec. Notes,
 14.00%, 04/01/09                                        1,000,000   1,032,500
------------------------------------------------------------------------------
                                                                     3,352,800
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 17.03%

DTI Holdings, Inc. - Series B, Sr. Unsec. Disc. Notes,
 12.50%, 03/01/08(c)                                       500,000     179,375
------------------------------------------------------------------------------
Destia Communications, Inc., Sr. Unsec. Notes, 13.50%,
 07/15/07                                                  650,000     690,625
------------------------------------------------------------------------------
GST Network Funding, Inc., Sr. Sec. Disc. Notes,
 10.50%, 05/01/08(c)                                     1,000,000     487,500
------------------------------------------------------------------------------
Primus Telecommunications Group, Inc., Sr. Notes,
 12.75%, 10/15/09(a)                                     1,000,000   1,045,000
------------------------------------------------------------------------------
Versatel Telecom International N.V. (Netherlands), Sr.
 Notes, 13.25%, 05/15/08                                   100,000     107,000
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 11.88%, 07/15/09                        400,000     408,000
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 13.25%, 05/15/08                        200,000     214,000
------------------------------------------------------------------------------
Long Distance International, Inc., Sr. Unsec. Notes,
 12.25%, 04/15/08                                          140,000      81,550
------------------------------------------------------------------------------
Tele1 Europe B.V. (Netherlands), Sr. Unsec. Notes,
 13.00%, 05/15/09(a)(b)                                  1,000,000   1,055,000
------------------------------------------------------------------------------
Viatel, Inc., Sr. Notes, 11.50%, 03/15/09(a)                34,302      34,988
------------------------------------------------------------------------------
                                                                     4,303,038
------------------------------------------------------------------------------

TELEPHONE - 10.01%

Logix Communications Enterprises, Sr. Unsec. Notes,
 12.25%, 06/15/08                                          550,000     430,375
------------------------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec. Notes, 15.00%, 07/01/08       460,000     442,750
------------------------------------------------------------------------------
FirstWorld Communications Inc., Sr. Unsec. Disc.
 Notes, 13.00%, 04/15/08(c)                                350,000     211,750
------------------------------------------------------------------------------
NEXTLINK Communications, Inc., Sr., Unsec., Disc.,
 Notes, 12.25%, 06/01/09(c)                                500,000     310,000
------------------------------------------------------------------------------
NTL Communications Corp. - Series B, Sr. Unsec. Notes,
 12.38%, 10/01/08(a)(c)                                    750,000     530,625
------------------------------------------------------------------------------
PTC International Finance II SA (Luxembourg), Sr. Gtd.
 Sub. Notes, 11.25%, 12/01/09 (Acquired 11/16/99; Cost
 $591,168)(d)                                              600,000     603,000
------------------------------------------------------------------------------
                                                                     2,528,500
------------------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE

TEXTILES (APPAREL) - 6.13%

Perry Ellis International, Inc. - Series B, Sr. Unsec.
 Gtd. Sub. Notes, 12.25%, 04/01/06                      $1,100,000 $ 1,105,500
------------------------------------------------------------------------------
Cherokee International LCC - Series B, Sr. Unsec. Sub.
 Notes, 10.50%, 05/01/09                                   500,000     442,500
------------------------------------------------------------------------------
                                                                     1,548,000
------------------------------------------------------------------------------

TRUCKS & PARTS - 1.45%

FleetPride Inc., Sr. Unsec. Gtd. Sub. Notes, 12.00%,
 08/01/05                                                  400,000     366,000
------------------------------------------------------------------------------
  Total Corporate Bonds & Notes
   (Cost $23,039,502)                                               22,214,878
------------------------------------------------------------------------------
                                                          SHARES

COMMON STOCKS - 0.08%

COMPUTERS (NETWORKING) - 0.08%

Convergent Communications, Inc. (Cost $27)(e)                1,350      21,431
------------------------------------------------------------------------------

WARRANTS - 3.08%

FINANCIAL (DIVERSIFIED) - 0.22%

ONO Finance PLC (United Kingdom), expiring 05/31/09(f)         550      55,000
------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.00%

Resort At Summerlin LP, expiring 12/15/07(f)                   600           6
------------------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES - 0.22%

Winsloew Furniture, Inc., expiring 08/15/07 (Acquired
 12/06/99; Cost $0)(d)(f)                                    1,100      55,000
------------------------------------------------------------------------------

IRON & STEEL - 0.00%

Gulf States Steel, Inc., expiring 04/15/03(f)                   60           1
------------------------------------------------------------------------------

SHIPPING - 0.00%

Millenium Seacarriers, expiring 07/15/03(f)                    100         125
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.50%

Jazztel PLC (United Kingdom), expiring 04/01/09(f)           2,250     378,844
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.92%

DTI Holdings, Inc., expiring 03/01/08(f)                     2,500         300
------------------------------------------------------------------------------
Long Distance International, Inc., expiring
 04/13/08(f)                                                   140         350
------------------------------------------------------------------------------
Tele1 Europe B.V. - Wts. (Netherlands), expiring
 05/15/08(f)                                                   650     110,662
------------------------------------------------------------------------------
Versatel Telecom International N.V. (Netherlands),
 expiring 05/15/08 (Acquired 05/20/98-11/17/98; Cost
 $0)(d)(f)                                                     300     120,075
------------------------------------------------------------------------------
                                                                       231,387
------------------------------------------------------------------------------

TELEPHONE - 0.22%

AirGate PCS Inc., expiring 10/01/09(f)                         170      14,875
------------------------------------------------------------------------------
Firstworld Communications Inc., expiring 04/15/08(f)           350      42,000
------------------------------------------------------------------------------
                                                                        56,875
------------------------------------------------------------------------------

  Total Warrants (Cost $3,696)                                         777,238
------------------------------------------------------------------------------

                                                          MARKET
                                               SHARES      VALUE

MONEY MARKET FUNDS - 6.11%

STIC Liquid Assets Portfolio(g)                 772,070 $   772,070
-------------------------------------------------------------------
STIC Prime Portfolio(g)                         772,070     772,070
-------------------------------------------------------------------
  Total Money Market Funds (Cost $1,544,140)              1,544,140
-------------------------------------------------------------------
TOTAL INVESTMENTS - 97.19%
 (COST $24,587,365)                                      24,557,687
-------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 2.81%                       710,499
-------------------------------------------------------------------
NET ASSETS - 100.00%                                    $25,268,186
-------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(b) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit represents common or preferred shares of the issuer.
(c) Step Bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 12/31/99 was $778,075 which represents 3.08% of the Fund's net assets.
(e) Non-income producing security.
(f) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(g) The money market fund has the same investment advisor as the Fund.

Abbreviations:

Conv. - Convertible

Ctfs. - Certificates

Disc. - Discounted

Gtd.  - Guaranteed

Pfd.  - Preferred

Sec.  - Secured

Sr.   - Senior

Sub.  - Subordinated

Unsec. - Unsecured

See Notes to Financial Statements.

                           AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31 , 1999

ASSETS:

Investments, at market value (cost $24,587,365)           $ 24,557,687
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                              8,404
----------------------------------------------------------------------
 Interest                                                      723,352
----------------------------------------------------------------------
Investment for deferred compensation plan                        8,677
----------------------------------------------------------------------
  Total assets                                              25,298,120
----------------------------------------------------------------------

LIABILITIES:

Payable for deferred compensation plan                           8,677
----------------------------------------------------------------------
Accrued administrative services fees                            14,621
----------------------------------------------------------------------
Accrued operating expenses                                       6,636
----------------------------------------------------------------------
  Total liabilities                                             29,934
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 25,268,186
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                 2,800,045
======================================================================
Net asset value, offering and redemption price per share  $       9.02
======================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                         $2,006,435
----------------------------------------------------------------------------
Dividends                                                            12,823
----------------------------------------------------------------------------
   Total investment income                                        2,019,258
----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       103,575
----------------------------------------------------------------------------
Administrative services fees                                         61,929
----------------------------------------------------------------------------
Custodian fees                                                       19,477
----------------------------------------------------------------------------
Directors' fees                                                       8,011
----------------------------------------------------------------------------
Printing fees                                                        11,566
----------------------------------------------------------------------------
Professional fees                                                    24,496
----------------------------------------------------------------------------
Other                                                                 5,565
----------------------------------------------------------------------------
   Total expenses                                                   234,619
----------------------------------------------------------------------------
Less: Expenses paid indirectly                                       (4,800)
----------------------------------------------------------------------------
  Fees waived by advisor                                            (45,183)
----------------------------------------------------------------------------
   Net expenses                                                     184,636
----------------------------------------------------------------------------
Net investment income                                             1,834,622
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities                (517,194)
----------------------------------------------------------------------------
Change in net unrealized appreciation of investment securities      296,072
----------------------------------------------------------------------------
Net gain (loss) from investment securities                         (221,122)
----------------------------------------------------------------------------
Net increase in net assets resulting from operations             $1,613,500
============================================================================

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998

                                                        1999         1998
                                                     -----------  ----------
OPERATIONS:

 Net investment income                                $1,834,622  $  323,361
-----------------------------------------------------------------------------
 Net realized gain (loss) from investment securities    (517,194)   (367,230)
-----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities                296,072    (325,750)
-----------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
    from operations                                    1,613,500    (369,619)
-----------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                              (1,900,359)   (330,305)
-----------------------------------------------------------------------------
 Net increase from capital stock transactions         17,588,744   8,666,225
-----------------------------------------------------------------------------
   Net increase in net assets                         17,301,885   7,966,301
-----------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                   7,966,301          --
-----------------------------------------------------------------------------
 End of period                                       $25,268,186  $7,966,301
=============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)          $26,250,824  $8,662,066
-----------------------------------------------------------------------------
 Undistributed net investment income                     (62,636)     (2,785)
-----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                                 (890,324)   (367,230)
-----------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities                                  (29,678)   (325,750)
-----------------------------------------------------------------------------
                                                     $25,268,186  $7,966,301
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").

                           AIM V.I. HIGH YIELD FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was increased by $5,886, undistributed net realized gains decreased by $5,900 and paid-in capital increased by $14 as a result of differing book/tax reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
 The Fund has a capital loss carryforward of $792,625 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. During the year ended December 31, 1999, AIM waived fees of $45,183.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $61,929 of which AIM retained $0 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,445 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $4,800 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $4,800 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $34,955,641 and $19,296,933, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $ 1,328,551
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (1,358,229)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
 securities                                                   $   (29,678)
==========================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                   1999                   1998
                           ----------------------  -------------------
                            SHARES      AMOUNT     SHARES     AMOUNT
                           ---------  -----------  -------  ----------
Sold                       2,064,369  $19,155,692  910,186  $8,767,632
-----------------------------------------------------------------------
Issued as reinvestment of
 dividends                   211,621    1,900,359   37,577     330,305
-----------------------------------------------------------------------
Reacquired                  (377,620)  (3,467,307) (46,088)   (431,712)
-----------------------------------------------------------------------
                           1,898,370  $17,588,744  901,675  $8,666,225
=======================================================================

                           AIM V.I. HIGH YIELD FUND

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the year ended December 31, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998.

                                                         1999(A)      1998
                                                         -------     ------
Net asset value, beginning of period                     $  8.84     $10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     1.03       0.39
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
   unrealized)                                             (0.10)     (1.15)
-------------------------------------------------------------------------------
   Total from investment operations                         0.93      (0.76)
-------------------------------------------------------------------------------
Less dividends from net investment income                  (0.75)     (0.40)
-------------------------------------------------------------------------------
Net asset value, end of period                           $  9.02     $ 8.84
===============================================================================
Total return(b)                                            10.52%     (7.61)%
===============================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                 $25,268     $7,966
===============================================================================
Ratio of expenses to average net assets(c)                  1.14%(d)   1.13%(e)
===============================================================================
Ratio of net investment income to average net assets(f)    11.07%(d)   9.75%(e)
===============================================================================
Portfolio turnover rate                                      127%        39%
===============================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.42% and 2.50% (annualized) for 1999 and 1998, respectively.
(d) Ratios are based on average net assets of $16,571,951.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 10.80% and 8.36% (annualized) for 1999 and 1998, respectively .

                            AIM V.I. HIGH YIELD FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. International Equity Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Equity Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995.

                               /s/ TAIT, WELLER & BAKER

                                   TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                       AIM V.I. INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                          SHARES   MARKET VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS - 94.30%

AUSTRALIA - 1.12%

AMP Ltd. (Insurance - Life/Health)                         120,800 $  1,335,723
-------------------------------------------------------------------------------
Brambles Industries Ltd. (Air Freight)                      37,700    1,043,340
-------------------------------------------------------------------------------
Cable & Wireless Optus Ltd. (Telephone)(a)                 268,000      896,227
-------------------------------------------------------------------------------
Telstra Corp. Ltd. (Telephone)                              26,200      142,527
-------------------------------------------------------------------------------
Telstra Corp. Ltd. - Installment Receipts
 (Telephone)(a)                                            466,800    1,646,912
-------------------------------------------------------------------------------
                                                                      5,064,729
-------------------------------------------------------------------------------

BELGIUM - 0.31%

UCB S.A. (Manufacturing - Diversified)                      32,000    1,386,486
-------------------------------------------------------------------------------

BRAZIL - 1.25%

Embratel Participacoes S.A. - ADR (Telecommunications-
 Long Distance)                                             45,100    1,228,975
-------------------------------------------------------------------------------
Embratel Participacoes S.A. - Pfd.
 (Telecommunications - Long Distance)                       11,800      303,737
-------------------------------------------------------------------------------
Petroleo Brasileiro S.A. - Petrobras-Pfd.
 (Oil & Gas - Exploration & Production)                      9,015    2,295,439
-------------------------------------------------------------------------------
Tele Centro Sul Participacoes S.A. - ADR (Telephone)        11,970    1,086,277
-------------------------------------------------------------------------------
Telecommunicacoes de Sao Paulo - Pfd. (Telephone)(a)         3,984       96,601
-------------------------------------------------------------------------------
Telesp Participacoes S.A. - ADR (Telephone)                 27,200      664,700
-------------------------------------------------------------------------------
                                                                      5,675,729
-------------------------------------------------------------------------------

CANADA - 6.71%

BCE Inc. (Telephone)                                        86,000    7,814,661
-------------------------------------------------------------------------------
Bombardier Inc. - Class B (Aerospace/Defense)              162,600    3,340,324
-------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)           113,334   11,446,734
-------------------------------------------------------------------------------
Research in Motion Ltd. (Communications Equipment)          73,400    3,392,074
-------------------------------------------------------------------------------
Rogers Communications, Inc. - Class B
 (Telecommunications-Cellular/Wireless)(a)                  76,300    1,866,133
-------------------------------------------------------------------------------
Shaw Communications Inc. - Class B
 (Broadcasting - Television, Radio & Cable)                 33,600    1,109,291
-------------------------------------------------------------------------------
Toronto-Dominion Bank (The) (Banks-Regional)                56,200    1,508,869
-------------------------------------------------------------------------------
                                                                     30,478,086
-------------------------------------------------------------------------------

FINLAND - 3.96%

Nokia Oyj (Communications Equipment)                        75,543   13,685,445
-------------------------------------------------------------------------------
Sonera Oyj (Telecommunications -Cellular/Wireless)          62,950    4,311,378
-------------------------------------------------------------------------------
                                                                     17,996,823
-------------------------------------------------------------------------------



                                                                      MARKET
                                                          SHARES      VALUE
FRANCE - 12.32%

Accor S.A. (Lodging - Hotels)                               56,000 $  2,703,647
-------------------------------------------------------------------------------
Altran Technologies S.A. (Services - Commercial &
 Consumer)                                                  10,471    6,323,123
-------------------------------------------------------------------------------
AXA (Insurance - Multi-Line)                                33,032    4,601,116
-------------------------------------------------------------------------------
Banque Nationale de Paris (Banks - Major Regional)          49,800    4,591,103
-------------------------------------------------------------------------------
Carrefour S.A. (Retail - Food Chains)                       54,300   10,006,458
-------------------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Retail - General
 Merchandise)                                               33,200    8,754,505
-------------------------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)                            8,500    1,928,258
-------------------------------------------------------------------------------
Societe Generale (Banks - Major Regional)                   16,800    3,905,831
-------------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcasting -
 Television, Radio & Cable)                                 13,905    7,277,237
-------------------------------------------------------------------------------
Total Fina S.A. - ADR (Oil - International Integrated)       3,644      252,347
-------------------------------------------------------------------------------
Total Fina S.A. - Class B (Oil - International
 Integrated)                                                42,103    5,614,630
-------------------------------------------------------------------------------
                                                                     55,958,255
-------------------------------------------------------------------------------

GERMANY - 4.99%

EM.TV & Merchandising A.G. (Broadcasting -Television,
 Radio & Cable)                                             21,385    1,377,468
-------------------------------------------------------------------------------
Mannesmann A.G. (Machinery - Diversified)                   75,441   18,183,976
-------------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)                              1,135    3,107,112
-------------------------------------------------------------------------------
                                                                     22,668,556
-------------------------------------------------------------------------------

HONG KONG - 3.39%

China Telecom Ltd. (Telecommunications -
 Cellular/Wireless)(a)                                   1,046,000    6,526,147
-------------------------------------------------------------------------------
Cosco Pacific Ltd. (Financial - Diversified)             3,138,000    2,603,731
-------------------------------------------------------------------------------
Dao Heng Bank Group Ltd. (Banks - Regional)                374,000    1,929,298
-------------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail - Food Chains)              299,000    4,346,433
-------------------------------------------------------------------------------
                                                                     15,405,609
-------------------------------------------------------------------------------

INDONESIA - 0.20%

Gulf Indonesia Resources Ltd. (Oil - International
 Integrated)(a)                                            111,400      905,125
-------------------------------------------------------------------------------

IRELAND - 0.74%

CRH PLC (Construction - Cement & Aggregates)               156,100    3,346,376
-------------------------------------------------------------------------------

ITALY - 2.47%

Banca Popolare di Brescia (Banks - Regional)               100,800    8,912,397
-------------------------------------------------------------------------------
Telecom Italia Mobile S.p.A. (Telecommunications -
 Cellular/Wireless)                                        205,000    2,288,114
-------------------------------------------------------------------------------
                                                                     11,200,511
-------------------------------------------------------------------------------


                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                     MARKET
                                                         SHARES      VALUE
JAPAN - 26.88%

Advantest Corp. (Electronics - Instrumentation)            27,200 $  7,191,187
------------------------------------------------------------------------------
Alps Electric Co., Ltd. (Electronics - Component
 Distributors)                                            139,000    2,121,919
------------------------------------------------------------------------------
DDI Corp. (Telecommunications)                                400    5,483,476
------------------------------------------------------------------------------
Fast Retailing Co. Ltd. (Retail - Specialty Apparel)           44       17,923
------------------------------------------------------------------------------
Hirose Electric Co. Ltd. (Electronics - Component
 Distributors)                                             23,600    5,294,257
------------------------------------------------------------------------------
Hoya Corp. (Manufacturing - Specialized)                   32,000    2,522,399
------------------------------------------------------------------------------
Ibiden Co., Ltd. (Electronics - Component
 Distributors)                                             72,000      972,925
------------------------------------------------------------------------------
Kyocera Corp. (Electronics - Component Distributors)       36,100    9,367,442
------------------------------------------------------------------------------
Matsushita Communication Industrial Co., Ltd.
 (Telephone)                                               41,000   10,839,657
------------------------------------------------------------------------------
Murata Manufacturing Co., Ltd. (Electronics -
 Component Distributors)                                   42,000    9,870,257
------------------------------------------------------------------------------
NEC Corp. (Computers - Hardware)                          238,000    5,674,712
------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. (Telephone)                384    6,580,171
------------------------------------------------------------------------------
NTT Data Corp. (Computers - Software & Services)              228    5,246,512
------------------------------------------------------------------------------
NTT Mobile Communications Network, Inc.
 (Telecommunications - Cellular/Wireless)                     273   10,505,655
------------------------------------------------------------------------------
Orix Corp. (Financial - Diversified)                        4,400      991,804
------------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment & Supplies)             200,000    3,771,848
------------------------------------------------------------------------------
Rohm Co. Ltd. (Electronics - Component Distributors)        8,600    3,536,842
------------------------------------------------------------------------------
Sanix Inc. (Services - Commercial & Consumer)              21,400    2,346,928
------------------------------------------------------------------------------
Sharp Corp. (Electrical Equipment)                        106,000    2,714,223
------------------------------------------------------------------------------
Sony Corp. (Electrical Equipment)                          39,800   11,808,470
------------------------------------------------------------------------------
Takeda Chemical Industries Ltd. (Health Care -Drugs -
  Generic & Other)                                         73,000    3,609,792
------------------------------------------------------------------------------
Tokyo Electron Ltd. (Electronics - Semiconductors)         27,000    3,701,346
------------------------------------------------------------------------------
Trend Micro Inc. (Computers - Software & Services)(a)      21,900    5,532,632
------------------------------------------------------------------------------
Ushio, Inc. (Electronics - Component Distributors)        121,000    2,334,100
------------------------------------------------------------------------------
                                                                   122,036,477
------------------------------------------------------------------------------

MEXICO - 3.22%

Cifra S.A. de C.V. - Series C (Retail - General
 Merchandise)(a)                                        1,014,000    1,930,613
------------------------------------------------------------------------------
Coca-Cola Femsa S.A. - ADR (Beverages -
 Non-Alcoholic)                                            70,000    1,229,375
------------------------------------------------------------------------------
Fomento Economico Mexicano, S.A. de C.V. - ADR
 (Beverages-Alcoholic)                                     74,709    3,324,550
------------------------------------------------------------------------------
Grupo Modelo S.A. de C.V. - Series C
 (Beverages - Alcoholic)                                  523,000    1,435,145
------------------------------------------------------------------------------
Grupo Televisa S.A.-GDR (Entertainment)(a)                 60,160    4,105,920
------------------------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de C.V. - Class A
 (Paper & Forest Products)                                226,000      882,533
------------------------------------------------------------------------------
Telefonos de Mexico S.A. - ADR (Telephone)                 15,068    1,695,150
------------------------------------------------------------------------------
                                                                    14,603,286
------------------------------------------------------------------------------


                                                                      MARKET
                                                          SHARES      VALUE
NETHERLANDS - 3.33%

Aegon N.V. (Insurance Brokers)                              22,300 $  2,152,364
-------------------------------------------------------------------------------
CMG PLC (Computers - Software & Services)                   26,000    1,933,793
-------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
 (Electrical Equipment)                                     34,960    4,750,041
-------------------------------------------------------------------------------
United Pan-Europe Communications N.V. (Broadcasting -
  Television, Radio & Cable)(a)                             18,500    2,364,654
-------------------------------------------------------------------------------
Verenigde Nederlandse Uitgeversbedrijven (Publishing)       74,400    3,907,232
-------------------------------------------------------------------------------
                                                                     15,108,084
-------------------------------------------------------------------------------

SINGAPORE - 1.37%

Datacraft Asia Ltd. (Communications Equipment)             134,000    1,112,200
-------------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks - Money Center)(a)          143,979    2,360,028
-------------------------------------------------------------------------------
Keppel Corp. Ltd. (Engineering & Construction)             331,000      866,503
-------------------------------------------------------------------------------
Singapore Press Holdings Ltd. (Publishing -Newspapers)      87,563    1,897,927
-------------------------------------------------------------------------------
                                                                      6,236,658
-------------------------------------------------------------------------------

SOUTH KOREA - 2.07%

Korea Electric Power Corp. - ADR (Electric Companies)       65,376    1,095,048
-------------------------------------------------------------------------------
Korea Telecom Corp. - ADR (Telephone)                       53,530    4,001,367
-------------------------------------------------------------------------------
L.G. Chemical Ltd. (Chemicals - Diversified)                66,000    2,086,658
-------------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd. - ADR (Iron & Steel)           62,915    2,202,025
-------------------------------------------------------------------------------
                                                                      9,385,098
-------------------------------------------------------------------------------

SPAIN - 2.02%

Banco Popular Espanol S.A. (Banks - Major Regional)         22,900    1,492,339
-------------------------------------------------------------------------------
Telefonica S.A. (Telephone)(a)                             306,743    7,656,293
-------------------------------------------------------------------------------
                                                                      9,148,632
-------------------------------------------------------------------------------

SWEDEN - 2.42%

Hennes & Mauritz A.B. - Class B (Retail - Specialty
 Apparel)                                                  166,476    5,575,480
-------------------------------------------------------------------------------
NetCom A.B. - Class B (Telecommunications -
  Cellular/Wireless)(a)                                     77,200    5,425,056
-------------------------------------------------------------------------------
                                                                     11,000,536
-------------------------------------------------------------------------------

SWITZERLAND - 3.52%

ABB Ltd. (Electrical Equipment)(a)                          14,000    1,712,303
-------------------------------------------------------------------------------
Adecco S.A. (Services - Commercial & Consumer)               3,395    2,643,849
-------------------------------------------------------------------------------
Ares-Serono Group - Class B (Health Care -
 Drugs - Generic & Other)(a)                                 1,660    3,544,558
-------------------------------------------------------------------------------
Compagnie Financiere Richemont A.G. (Tobacco)                1,845    4,403,065
-------------------------------------------------------------------------------
Zurich Allied A.G. (Insurance - Multi-Line)                  6,458    3,682,638
-------------------------------------------------------------------------------
                                                                     15,986,413
-------------------------------------------------------------------------------

TAIWAN - 1.07%

Far Eastern Textile Ltd. - GDR (Textiles-Apparel)(a)       100,000    2,415,000
-------------------------------------------------------------------------------
GT Taiwan Fund (Investment Management)(a)(b)                15,291      237,473
-------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR
 (Computers-Hardware)                                       49,000    2,205,000
-------------------------------------------------------------------------------
                                                                      4,857,473
-------------------------------------------------------------------------------


                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                    MARKET
                                                        SHARES      VALUE
THAILAND - 0.32%

Siam Commercial Bank Public Co. Ltd. (Banks -Major
 Regional)(a)                                             32,800       40,276
-----------------------------------------------------------------------------
Siam Commercial Bank Public Co. Ltd. (Banks -Major
 Regional), Wts. expiring 05/10/12(a)                    846,000      393,070
-----------------------------------------------------------------------------
Siam Commercial Bank Public Co. Ltd. - $1.365 Conv.
 Pfd. (Banks - Regional) (Acquired 04/29/99; Cost
 $593,771)(a)(c)                                         846,000    1,033,214
-----------------------------------------------------------------------------
                                                                    1,466,560
-----------------------------------------------------------------------------

UNITED KINGDOM - 10.62%

Barclays PLC (Banks - Major Regional)                    157,100    4,520,388
-----------------------------------------------------------------------------
BP Amoco PLC (Oil & Gas - Refining & Marketing)          322,608    3,242,697
-----------------------------------------------------------------------------
British Telecommunications PLC (Communications
 Equipment)                                              185,030    4,520,359
-----------------------------------------------------------------------------
COLT Telecom Group PLC (Communications Equipment)(a)      87,000    4,451,776
-----------------------------------------------------------------------------
Compass Group PLC (Services - Commercial & Consumer)     213,596    2,931,594
-----------------------------------------------------------------------------
Hays PLC (Services - Commercial & Consumer)              373,500    5,946,472
-----------------------------------------------------------------------------
Logica PLC (Computer Software & Services)                119,200    3,073,782
-----------------------------------------------------------------------------
Marconi PLC (Communications Equipment)                   432,540    7,651,217
-----------------------------------------------------------------------------
Shell Transport & Trading Co. (Oil - International
 Integrated)                                             327,200    2,718,257
-----------------------------------------------------------------------------
Vodafone AirTouch PLC (Telecommunications -
 Cellular/Wireless)                                      835,495    4,138,284
-----------------------------------------------------------------------------
Vodafone AirTouch PLC-ADR (Telecommunications -
 Cellular/Wireless)                                        1,750       86,625
-----------------------------------------------------------------------------
WPP Group PLC (Services-Advertising/Marketing)           313,000    4,957,985
-----------------------------------------------------------------------------
                                                                   48,239,436
-----------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $241,321,728)                                                  428,154,938
-----------------------------------------------------------------------------

                                                      PRINCIPAL     MARKET
                                                        AMOUNT      VALUE
U.S. DOLLAR DENOMINATED CORPORATE BONDS & NOTES -
  0.05%

SHIPPING - 0.05%

Costco Treasury Co. Ltd., Conv. Gtd. Bonds, 1.00%,
 03/13/03 (Cost $188,156)                                246,000      246,195
-----------------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
MONEY MARKET FUNDS - 4.62%

STIC Liquid Assets Portfolio(d)                       10,486,050   10,486,050
-----------------------------------------------------------------------------
STIC Prime Portfolio(d)                               10,486,050   10,486,050
-----------------------------------------------------------------------------
  Total Money Market Funds (Cost $20,972,100)                      20,972,100
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.97%
 (Cost $262,481,984)                                              449,373,233
=============================================================================
OTHER ASSETS LESS LIABILITIES - 1.03%                               4,686,318
=============================================================================
NET ASSETS - 100.00%                                             $454,059,551
=============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The security is managed by an affiliate of the advisor.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value at 12/31/99 represents 0.23% of the Fund's net assets.
(d) The money market fund has the same investment advisor as the Fund.

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
Wts.   - Warrants

See Notes to Financial Statements.

                      AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $262,481,984)          $449,373,233
----------------------------------------------------------------------
Foreign currencies, at value (cost $5,268,520)               5,196,151
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            130,765
----------------------------------------------------------------------
 Investments sold                                               71,542
----------------------------------------------------------------------
 Dividends and interest                                        667,995
----------------------------------------------------------------------
Investment for deferred compensation plan                       30,156
----------------------------------------------------------------------
Other assets                                                     1,881
----------------------------------------------------------------------
  Total assets                                             455,471,723
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                      913,583
----------------------------------------------------------------------
 Deferred compensation plan                                     30,156
----------------------------------------------------------------------
Accrued advisory fees                                          264,916
----------------------------------------------------------------------
Accrued administrative services fees                            97,409
----------------------------------------------------------------------
Accrued operating expenses                                     106,108
----------------------------------------------------------------------
  Total liabilities                                          1,412,172
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $454,059,551
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                15,503,433
======================================================================
Net asset value, offering and redemption price per share  $      29.29
======================================================================




STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $359,411 foreign withholding tax)             $  3,034,915
-----------------------------------------------------------------------------
Interest                                                             713,358
-----------------------------------------------------------------------------
  Total investment income                                          3,748,273
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      2,066,153
-----------------------------------------------------------------------------
Administrative services fees                                         172,703
-----------------------------------------------------------------------------
Custodian fees                                                       273,972
-----------------------------------------------------------------------------
Directors' fees                                                        9,419
-----------------------------------------------------------------------------
Other                                                                174,377
-----------------------------------------------------------------------------
  Total expenses                                                   2,696,624
-----------------------------------------------------------------------------
Less: Expenses paid indirectly                                        (1,257)
-----------------------------------------------------------------------------
  Net expenses                                                     2,695,367
-----------------------------------------------------------------------------
Net investment income                                              1,052,906
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
 Investment securities                                            28,518,935
-----------------------------------------------------------------------------
 Foreign currencies                                                 (108,248)
-----------------------------------------------------------------------------
                                                                  28,410,687
-----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                           127,676,389
-----------------------------------------------------------------------------
 Foreign currencies                                                 (127,150)
-----------------------------------------------------------------------------
                                                                 127,549,239
-----------------------------------------------------------------------------
Net gain from investment securities and foreign currencies       155,959,926
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations            $157,012,832
=============================================================================

See Notes to Financial Statements.

                       AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                      1999          1998
                                                  ------------  ------------
OPERATIONS:

 Net investment income                            $  1,052,906  $  1,852,329
-----------------------------------------------------------------------------
 Net realized gain from investment securities and
  foreign currencies                                28,410,687    13,261,554
-----------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities and foreign currencies     127,549,239    15,969,669
-----------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                      157,012,832    31,083,552
-----------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                            (2,918,487)   (1,910,166)
-----------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                            (12,247,382)           --
-----------------------------------------------------------------------------
 Net increase from capital stock transactions       71,898,276       118,341
-----------------------------------------------------------------------------
  Net increase in net assets                       213,745,239    29,291,727
-----------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                 240,314,312   211,022,585
-----------------------------------------------------------------------------
 End of year                                      $454,059,551  $240,314,312
=============================================================================
Net assets consist of:
 Capital (par value and additional paid-in)       $256,736,054  $170,399,034
-----------------------------------------------------------------------------
 Undistributed net investment income (loss)            (84,098)    1,934,360
-----------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities and foreign currencies                 10,606,640    11,825,802
-----------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                           186,800,955    56,155,116
-----------------------------------------------------------------------------
                                                  $454,059,551  $240,314,312
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. International Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such

                      AIM V.I. INTERNATIONAL EQUITY FUND
   securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $152,877, undistributed net realized gains decreased by $17,382,467 and paid-in capital increased by $17,535,344 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $9,708,288 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $172,703 of which AIM retained $64,730 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,451 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $1,257 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,257 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $300,468,441 and $252,489,998, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $187,651,533
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (1,838,689)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $185,812,844
===========================================================================
Cost of investments for tax purposes is $263,560,389.

                      AIM V.I. INTERNATIONAL EQUITY FUND

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  -----------------------
                             Shares       Amount       Shares      Amount
                           ----------  ------------  ----------  -----------
Sold                        6,613,497  $145,638,150   2,410,075  $46,643,002
-----------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    582,183    15,165,869     101,067    1,910,166
-----------------------------------------------------------------------------
Issued in connection with
 acquisitions*              2,243,929    49,699,501          --           --
-----------------------------------------------------------------------------
Reacquired                 (6,185,749) (138,605,244) (2,581,125) (48,434,827)
-----------------------------------------------------------------------------
                            3,253,860  $ 71,898,276     (69,983) $   118,341
=============================================================================

* As of the close of business on October 22, 1999, the Fund acquired all the net assets of the following funds: GT Global Variable International Fund, GT Global Variable Europe Fund, GT Global Variable Natural Resources Fund, GT Global Variable Infrastructure Fund, GT Global Variable New Pacific Fund, GT Global Variable Latin America Fund and GT Global Variable Emerging Markets Fund, collectively (the "Variable Funds"), pursuant to a plan of reorganization approved by the Variable Funds shareholders on August 25, 1999. The acquisitions were accomplished by a tax-free exchange of 2,243,929 shares of the Fund for the respective shares of each of the Variable Funds outstanding as of the close of business October 22, 1999 (see following table) and by combining the net assets of the Fund as of that date with those of the respective Variable Funds outlined in the following table:

                           Shares   Net Assets Immediately      Appreciation/
    Variable Funds:       Exchanged  before acquisitions   (Depreciation) Included
------------------------  --------- ---------------------- -----------------------
GT Global Variable
 International Fund         398,165      $ 4,159,686             $   591,925
----------------------------------------------------------------------------------
GT Global Variable
 Europe Fund              2,101,240       16,722,795               1,876,631
----------------------------------------------------------------------------------
GT Global Variable
 Natural Resources Fund     426,574        5,000,655                 167,642
----------------------------------------------------------------------------------
GT Global Variable
 Infrastructure Fund        253,110        3,837,109                 609,331
----------------------------------------------------------------------------------
GT Global Variable New
 Pacific Fund               857,885        7,747,489               1,306,187
----------------------------------------------------------------------------------
GT Global Variable Latin
 America Fund               731,544        7,915,791              (1,572,891)
----------------------------------------------------------------------------------
GT Global Variable
 Emerging Markets Fund      544,479        4,315,976                 117,775
----------------------------------------------------------------------------------

The net assets of the Fund immediately before the acquisitions were $285,111,544.

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995, and the year ended January 31, 1995.

                                         December 31,
                          -------------------------------------------------     January 31,
                          1999(a)       1998      1997      1996     1995          1995
                          --------    --------  --------  --------  -------     -----------
Net asset value,
 beginning of period      $  19.62    $  17.13  $  16.36  $  13.66  $ 11.03       $ 12.49
---------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.08        0.15      0.10      0.07     0.07          0.06
---------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)               10.59        2.50      1.03      2.67     2.58         (1.49)
---------------------------------------------------------------------------------------------
   Total from investment
    operations               10.67        2.65      1.13      2.74     2.65         (1.43)
---------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income         (0.19)      (0.16)    (0.08)    (0.04)   (0.02)        (0.03)
---------------------------------------------------------------------------------------------
  Distributions from net
   realized gains            (0.81)         --     (0.28)       --       --            --
---------------------------------------------------------------------------------------------
   Total distributions       (1.00)      (0.16)    (0.36)    (0.04)   (0.02)        (0.03)
---------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $  29.29    $  19.62  $  17.13  $  16.36  $ 13.66       $ 11.03
=============================================================================================
Total return(b)              55.04       15.49%     6.94%    20.05%   24.04%       (11.48)%
=============================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $454,060    $240,314  $211,023  $165,738  $82,257       $55,019
=============================================================================================
Ratio of expenses to
 average net assets           0.97(c)     0.91%     0.93%     0.96%    1.15%(d)      1.27%(e)
=============================================================================================
Ratio of net investment
 income to average net
 assets                       0.38(c)     0.80%     0.68%     0.78%    0.75%(d)      0.60%(e)
=============================================================================================
Portfolio turnover rate         97%         76%       57%       59%      67%           64%
=============================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $277,307,465.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.28% and 0.59%, respectively.

                      AIM V.I. INTERNATIONAL EQUITY FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995 in conformity with generally accepted accounting principles.

                               /s/ TAIT, WELLER & BAKER

                                   TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                           AIM V.I. MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                       PAR
                                                      (000)     VALUE
COMMERCIAL PAPER - 43.23%(a)

ASSET-BACKED SECURITIES - COMMERCIAL LOANS/LEASES -
  4.18%

Centric Capital Corp.
 6.02%, 01/31/00                                     $ 4,000 $ 3,979,933
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES - CONSUMER RECEIVABLES - 4.59%

Old Line Funding Corp.
 6.00%, 01/12/00                                       2,400   2,395,600
----------------------------------------------------------------------------
Thunder Bay Funding Inc.
 5.79%, 03/24/00                                       2,000   1,973,302
----------------------------------------------------------------------------
                                                               4,368,902
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES - MULTI-PURPOSE - 22.95%

Bavaria TRR Corp.
 5.48%, 01/27/00                                       1,500   1,494,064
----------------------------------------------------------------------------
 5.92%, 03/23/00                                       1,000     986,516
----------------------------------------------------------------------------
Enterprise Funding Corp.
 6.05%, 02/03/00                                       4,000   3,977,817
----------------------------------------------------------------------------
Falcon Asset Securitization Corp.
 6.25%, 01/07/00                                       4,000   3,995,833
----------------------------------------------------------------------------
Monte Rosa Capital Corp.
 6.04%, 02/15/00                                         594     589,515
----------------------------------------------------------------------------
 5.98%, 03/09/00                                       3,000   2,966,113
----------------------------------------------------------------------------
Park Avenue Receivables Corp.
 5.81%, 03/08/00                                       2,000   1,978,374
----------------------------------------------------------------------------
Quincy Capital Corp.
 5.95%, 01/28/00                                       1,863   1,854,686
----------------------------------------------------------------------------
Three Rivers Funding Corp.
 7.00%, 01/12/00                                       4,000   3,991,444
----------------------------------------------------------------------------
                                                              21,834,362
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES - TRADE RECEIVABLES - 6.30%

Asset Securitization Floating Rate Notes(b)
 6.09%, 03/10/00                                       3,000   2,999,624
----------------------------------------------------------------------------
Variable Funding Capital
 5.42%, 01/18/00                                       1,000     997,441
----------------------------------------------------------------------------
 5.68%, 01/21/00                                       2,000   1,993,689
----------------------------------------------------------------------------
                                                               5,990,754
----------------------------------------------------------------------------

AUTOMOBILE - 2.07%

Daimler-Chrysler North America Holding
 5.87%, 03/22/00                                       2,000   1,973,585
----------------------------------------------------------------------------

FINANCE (MULTIPLE INDUSTRY) - 1.05%

General Electric Capital Corp., Floating Rate
 Notes(b)
 4.98%, 08/21/00                                       1,000     998,667
----------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 2.09%

Credit Suisse First Boston, Inc.
 5.74%, 02/18/00                                       2,000   1,984,693
----------------------------------------------------------------------------
  Total Commercial Paper (Cost $41,130,896)                   41,130,896
----------------------------------------------------------------------------


                                                         PAR
                                                        (000)     VALUE
CERTIFICATES OF DEPOSIT - 1.05%

Bank Austria
 5.65%, 07/06/00 (Cost $999,755)                       $ 1,000 $   999,755
-----------------------------------------------------------------------------

MASTER NOTE AGREEMENTS - 8.30%(c)

Merrill Lynch Mortgage Capital Inc.
 4.76%, 08/17/00(d)                                      3,900   3,900,000
-----------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.
 4.60%, 03/01/00(e)                                      4,000   4,000,000
-----------------------------------------------------------------------------
  Total Master Note Agreements
   (Cost $7,900,000)                                             7,900,000
-----------------------------------------------------------------------------

PROMISSORY NOTES - 3.15%

Goldman, Sachs & Co.
 4.90%, 02/24/00 (Cost $3,000,000)                       3,000   3,000,000
-----------------------------------------------------------------------------
  Total Investments (excluding repurchase agreements)
   (Cost $53,030,651)                                           53,030,651
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 43.47%(f)

Bear, Stearns & Co., Inc.,
 3.10%(g)                                                3,000   3,000,000
-----------------------------------------------------------------------------
CIBC Oppenheimer Corp.
 3.25%, 01/03/00(h)                                     14,862  14,862,435
-----------------------------------------------------------------------------
Goldman, Sachs & Co.
 5.64%, 01/07/00(i)                                      3,500   3,500,000
-----------------------------------------------------------------------------
Greenwich Capital Markets, Inc.
 3.30%, 01/03/00(j)                                     20,000  20,000,000
-----------------------------------------------------------------------------
  Total Repurchase Agreements
   (Cost $41,362,435)                                           41,362,435
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.20%                                      94,393,086(k)
-----------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.80%                              759,083
-----------------------------------------------------------------------------
NET ASSETS - 100.00%                                           $95,152,169
=============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Some commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) The coupon rate shown on floating rate notes represents the rate at period end.
(c) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain nonregistered investment companies managed by the investment advisor or its affiliates.
(d) The portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/99.
(e) The portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon three business days notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/99.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint open repurchase agreement entered into 10/05/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $350,000,000 U.S. Government obligations, 0% to 8.22% due 01/18/00 to 06/11/18 with an aggregate market value at 12/31/99 of $357,624,183.
(h) Joint repurchase agreement entered into 12/31/99 with a maturing value of $285,077,188 and collateralized by $285,000,000 U.S. Government and Treasury obligations, 5.812% to 8.023% due 04/01/19 to 05/01/35 with an aggregate market value at 12/31/99 of $290,700,000.
(i) Joint repurchase agreement entered into 12/31/99 with a maturing value of $100,501,333 and collateralized by $100,000,000 U.S. Government and Treasury obligations, 0% to 8.625% due 06/30/00 to 12/15/43 with an aggregate market value at 12/31/99 of $102,004,901.
(j) Joint repurchase agreement entered into 12/31/99 with a maturing value of $240,066,000 and collateralized by $240,000,000 U.S. Government and Treasury obligations, 5% to 10% due 02/01/00 to 12/01/29 with an aggregate market value at 12/31/99 of $244,803,339.
(k) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

                          AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, excluding repurchase agreements, at value (cost
 $53,030,651)                                                 $ 53,030,651
--------------------------------------------------------------------------
Repurchase agreements (cost $41,362,435)                        41,362,435
--------------------------------------------------------------------------
Receivables for:
  Capital stock sold                                               756,435
--------------------------------------------------------------------------
  Interest receivable                                              111,773
--------------------------------------------------------------------------
Investment for deferred compensation plan                           28,768
--------------------------------------------------------------------------
Other assets                                                           276
--------------------------------------------------------------------------
    Total assets                                                95,290,338
--------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                                          19,925
--------------------------------------------------------------------------
  Deferred compensation plan                                        28,768
--------------------------------------------------------------------------
Accrued advisory fees                                               32,663
--------------------------------------------------------------------------
Accrued administrative service fees                                 29,815
--------------------------------------------------------------------------
Accrued operating expenses                                          26,998
--------------------------------------------------------------------------
    Total liabilities                                              138,169
--------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $ 95,152,169
==========================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

  Authorized                                                   250,000,000
--------------------------------------------------------------------------
  Outstanding                                                   95,152,112
--------------------------------------------------------------------------
Net asset value, offering and redemption price per share      $       1.00
==========================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                              $4,113,561
----------------------------------------------------------------

EXPENSES:

Advisory fees                                            317,031
----------------------------------------------------------------
Administrative services fees                              70,016
----------------------------------------------------------------
Custodian fees                                            26,011
----------------------------------------------------------------
Directors' fees                                            8,841
----------------------------------------------------------------
Other                                                     50,735
----------------------------------------------------------------
   Total expenses                                        472,634
----------------------------------------------------------------
Net investment income                                  3,640,927
----------------------------------------------------------------
Net increase in net assets resulting from operations  $3,640,927
================================================================

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                     1999         1998
                                                  -----------  -----------
OPERATIONS:

  Net investment income                           $ 3,640,927  $ 3,115,776
---------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      3,640,927    3,115,776
---------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                            (3,640,927)  (3,115,776)
---------------------------------------------------------------------------
Net increase from capital stock transactions       31,061,846    5,455,702
---------------------------------------------------------------------------
   Net increase in net assets                      31,061,846    5,455,702
---------------------------------------------------------------------------

NET ASSETS:

  Beginning of year                                64,090,323   58,634,621
---------------------------------------------------------------------------
  End of year                                     $95,152,169  $64,090,323
===========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)      $95,152,112  $64,090,266
---------------------------------------------------------------------------
  Undistributed net realized gain from investment
   securities                                              57           57
---------------------------------------------------------------------------
                                                  $95,152,169  $64,090,323
===========================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - The Fund's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis.
C. Distributions - It is the policy of the Fund to declare and pay dividends from net investment income daily. Such distributions are paid daily. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $200 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $70,016 of which AIM retained $44,311 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for

                          AIM V.I. MONEY MARKET FUND
the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,541 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.
                          AIM V.I. MONEY MARKET FUND

NOTE 5 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                   1999                        1998
                        ---------------------------  -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                        ------------  -------------  -----------  ------------
Sold                     113,630,564  $ 113,630,564  100,181,770  $100,181,770
-------------------------------------------------------------------------------
Issued as reinvestment
 of dividends              3,640,927      3,640,927    3,115,776     3,115,776
-------------------------------------------------------------------------------
Issued in connection
 with acquisitions*       29,800,869     29,800,869           --            --
-------------------------------------------------------------------------------
Reacquired              (116,010,514) $(116,010,514) (97,841,844) $(97,841,844)
-------------------------------------------------------------------------------
                          31,061,846  $  31,061,846    5,455,702  $  5,455,702
===============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable Money Market Fund ("Variable Money Market Fund") pursuant to a plan of reorganization approved by Variable Money Market Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 29,800,869 shares of the Fund for 29,800,869 shares of Variable Money Market Fund outstanding as of the close of business on October 15, 1999. Variable Money Market Fund net assets at that date of $29,800,869 were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $80,730,864.

NOTE 6 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                      DECEMBER 31,
                         ----------------------------------------------     JANUARY 31,
                          1999        1998     1997     1996     1995          1995
                         -------     -------  -------  -------  -------     -----------
Net asset value,
 beginning of period     $  1.00     $  1.00  $  1.00  $  1.00  $  1.00       $  1.00
-----------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income      0.05        0.05     0.05     0.05     0.05          0.04
-----------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
  investment income        (0.05)      (0.05)   (0.05)   (0.05)   (0.05)        (0.04)
-----------------------------------------------------------------------------------------
Net asset value, end of
 period                  $  1.00     $  1.00  $  1.00  $  1.00  $  1.00       $  1.00
-----------------------------------------------------------------------------------------
Total return                4.66%       5.06%    5.14%    4.97%    5.22%         3.98%
-----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
 DATA:

Net assets, end of
 period (000s omitted)   $95,152     $64,090  $58,635  $63,529  $65,506       $31,017
-----------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets         0.60%(a)    0.58%    0.59%    0.55%    0.53%(b)      0.63%(c)
-----------------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                     4.59%(a)    4.94%    5.01%    4.84%    5.40%(b)      4.14%(c)
-----------------------------------------------------------------------------------------

(a) Ratios are based on average net assets of $79,257,738.
(b) Annualized.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 0.70% and 4.07%, respectively.

                          AIM V.I. MONEY MARKET FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Telecommunications Fund (formerly, GT Global Variable Telecommunications
Fund), a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1998 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion thereon.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Telecommunications Fund, as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                 /s/ TAIT, WELLER & BAKER

                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                        AIM V.I. TELECOMMUNICATIONS FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                       MARKET
                                            SHARES      VALUE
DOMESTIC STOCKS - 68.87%

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.01%

Comcast Corp. - Class A                       18,600 $   934,650
----------------------------------------------------------------
UnitedGlobalCom Inc. - Class A(a)             33,000   2,330,625
----------------------------------------------------------------
                                                       3,265,275
----------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 15.76%

CIENA Corp.(a)                                10,000     575,000
----------------------------------------------------------------
Corning, Inc.                                 15,000   1,934,062
----------------------------------------------------------------
General Instrument Corp.(a)                   12,000   1,020,000
----------------------------------------------------------------
Harmonic, Inc.(a)                             20,000   1,898,750
----------------------------------------------------------------
JDS Uniphase Corp.(a)                         40,000   6,452,500
----------------------------------------------------------------
Lucent Technologies Inc.                       3,000     224,437
----------------------------------------------------------------
Motorola, Inc.                                27,900   4,108,275
----------------------------------------------------------------
Proxim, Inc.(a)                                8,000     880,000
----------------------------------------------------------------
                                                      17,093,024
----------------------------------------------------------------

COMPUTERS (NETWORKING) - 5.02%

Cabletron Systems, Inc.(a)                    18,000     468,000
----------------------------------------------------------------
Cisco Systems, Inc.(a)                        46,400   4,970,600
----------------------------------------------------------------
                                                       5,438,600
----------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.93%

EMC Corp.(a)                                  19,200   2,097,600
----------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 21.07%

America Online, Inc.(a)                       31,200   2,353,650
----------------------------------------------------------------
BEA Systems, Inc.(a)                           9,000     629,437
----------------------------------------------------------------
eBay, Inc.(a)                                 25,000   3,129,687
----------------------------------------------------------------
FreeMarkets, Inc.(a)                           7,900   2,696,369
----------------------------------------------------------------
InfoSpace.com, Inc.(a)                         6,000   1,284,000
----------------------------------------------------------------
Inktomi Corp.(a)                              16,000   1,420,000
----------------------------------------------------------------
Microsoft Corp.(a)                            42,000   4,903,500
----------------------------------------------------------------
Oracle Corp.(a)                               15,000   1,680,938
----------------------------------------------------------------
RealNetworks, Inc.(a)                          5,300     637,656
----------------------------------------------------------------
Yahoo! Inc.(a)                                 9,500   4,110,531
----------------------------------------------------------------
                                                      22,845,768
----------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.83%

EchoStar Communications Corp.(a)               9,200     897,000
----------------------------------------------------------------

ELECTRONICS (DEFENSE) - 0.71%

General Motors Corp. - Class H(a)              8,000     768,000
----------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.69%

Alpha Industries, Inc.(a)                     13,000     745,063
----------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 0.30%

PMC-Sierra, Inc.(a)                            2,000     320,625
----------------------------------------------------------------

                                                                     MARKET
                                                          SHARES      VALUE

INVESTMENT MANAGEMENT - 0.42%

Knight/Trimark Group, Inc. - Class A(a)                     10,000 $   460,000
------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.60%

GoTo.com, Inc.(a)                                           11,000     646,250
------------------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 1.79%

Brocade Communications Systems, Inc.(a)                     11,000   1,947,000
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 5.69%

Infonet Services Corp.(a)                                   17,800     467,250
------------------------------------------------------------------------------
Level 3 Communications, Inc.(a)                             23,000   1,883,125
------------------------------------------------------------------------------
Phone.com, Inc.(a)                                           5,000     579,688
------------------------------------------------------------------------------
Powertel, Inc.(a)                                            3,000     301,125
------------------------------------------------------------------------------
Western Wireless Corp. - Class A(a)                         44,000   2,937,000
------------------------------------------------------------------------------
                                                                     6,168,188
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 3.29%

Global TeleSystems Group, Inc.(a)                           61,600   2,132,900
------------------------------------------------------------------------------
MCI WorldCom, Inc.(a)                                       27,000   1,432,688
------------------------------------------------------------------------------
                                                                     3,565,588
------------------------------------------------------------------------------

TELEPHONE - 7.76%

Bell Atlantic Corp.                                         23,000   1,415,938
------------------------------------------------------------------------------
McLeodUSA, Inc. - Class A(a)                                 9,000     529,875
------------------------------------------------------------------------------
NEXTLINK Communications, Inc. - Class A(a)                   7,000     581,438
------------------------------------------------------------------------------
NTL Inc.(a)                                                 25,915   3,232,896
------------------------------------------------------------------------------
Qwest Communications International, Inc.(a)                 28,000   1,204,000
------------------------------------------------------------------------------
RCN Corp.(a)                                                10,000     485,000
------------------------------------------------------------------------------
SBC Communications, Inc.                                    19,900     970,125
------------------------------------------------------------------------------
                                                                     8,419,272
------------------------------------------------------------------------------
  Total Domestic Stocks (Cost $39,763,183)                          74,677,253
------------------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 24.61%

AUSTRALIA - 0.37%

Telstra Corp. Ltd.-Installment Receipts (Telephone)(a)     115,500     407,494
------------------------------------------------------------------------------

CANADA - 3.09%

BCE Inc. (Telephone)                                        18,934   1,720,498
------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)            16,200   1,636,200
------------------------------------------------------------------------------
                                                                     3,356,698
------------------------------------------------------------------------------

FINLAND - 2.93%

Nokia Oyj - ADR (Communications Equipment)                  16,700   3,173,000
------------------------------------------------------------------------------

GERMANY - 3.18%

Mannesmann A.G. (Machinery - Diversified)                   14,300   3,446,940
------------------------------------------------------------------------------

HONG KONG - 1.27%

China Telecom Ltd. (Telecommunications -
 Cellular/Wireless)(a)                                     220,000   1,372,612
------------------------------------------------------------------------------


                        AIM V.I. TELECOMMUNICATIONS FUND

                                                                     MARKET
                                                         SHARES      VALUE

IRELAND - 1.18%

Esat Telecom Group PLC - ADR (Telecommunications -
  Long Distance)(a)                                        14,000 $  1,281,000
-------------------------------------------------------------------------------

JAPAN - 6.93%

Kyocera Corp. (Electronics-Component Distributors)          8,400    2,179,682
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. (Telephone)                 97    1,662,179
-------------------------------------------------------------------------------
NTT Mobile Communications Network, Inc.
 (Telecommunications-Cellular/Wireless)                        80    3,078,580
-------------------------------------------------------------------------------
Sony Corp. (Electrical Equipment)                           2,000      593,390
-------------------------------------------------------------------------------
                                                                     7,513,831
-------------------------------------------------------------------------------

NETHERLANDS - 2.17%

KPNQWest N.V. (Telecommunications - Long Distance)(a)      35,300    2,348,380
-------------------------------------------------------------------------------

SPAIN - 1.10%

Telefonica S.A. (Telephone)(a)                             47,751    1,191,871
-------------------------------------------------------------------------------

SWEDEN - 0.91%

Telefonaktiebolaget LM Ericsson - ADR (Communications
 Equipment)                                                15,000      985,312
-------------------------------------------------------------------------------

UNITED KINGDOM - 1.48%

Vodafone AirTouch PLC (Telecommunications-
 Cellular/Wireless)                                       324,000    1,604,802
-------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $8,714,354)                                                      26,681,940
-------------------------------------------------------------------------------

MONEY MARKET FUNDS - 6.59%

STIC Liquid Assets Portfolio(b)                         3,569,530    3,569,530
-------------------------------------------------------------------------------
STIC Prime Portfolio(b)                                 3,569,530    3,569,530
-------------------------------------------------------------------------------
  Total Money Market Funds (Cost $7,139,060)                         7,139,060
-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.07%
 (COST $55,616,597)                                                108,498,253
-------------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.07%)                                (70,489)
-------------------------------------------------------------------------------
NET ASSETS - 100.00%                                              $108,427,764
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

a) Non-income producing security.
b) The money market fund has the same investment advisor as the Fund.

Investment Abbreviations:

ADR - American Depositary Receipt

See Notes to Financial Statements.

                        AIM V.I. TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value  (cost $55,616,597)          $108,498,253
----------------------------------------------------------------------
Receivables for:
 Foreign currencies, at value (cost $2,012)                      2,019
----------------------------------------------------------------------
 Dividends and interest                                         39,637
----------------------------------------------------------------------
  Total assets                                             108,539,909
----------------------------------------------------------------------

LIABILITIES:

Accrued advisory fees                                           85,794
----------------------------------------------------------------------
Accrued administrative service fees                              4,247
----------------------------------------------------------------------
Accrued operating expenses                                      22,104
----------------------------------------------------------------------
  Total liabilities                                            112,145
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $108,427,764
======================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                 3,290,020
======================================================================
Net asset value, offering and redemption price per share  $      32.96
======================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $11,255 foreign withholding tax)               $   262,469
-----------------------------------------------------------------------------
Interest                                                             170,817
-----------------------------------------------------------------------------
Security lending                                                      52,600
-----------------------------------------------------------------------------
  Total investment income                                            485,886
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                        756,068
-----------------------------------------------------------------------------
Administrative services fees                                          34,698
-----------------------------------------------------------------------------
Custodian fees                                                        34,246
-----------------------------------------------------------------------------
Directors' fees                                                        8,147
-----------------------------------------------------------------------------
Printing fees                                                         54,930
-----------------------------------------------------------------------------
Interest expense                                                       4,428
-----------------------------------------------------------------------------
Other                                                                 62,933
-----------------------------------------------------------------------------
  Total expenses                                                     955,450
-----------------------------------------------------------------------------
Less: Expense reductions                                                (650)
-----------------------------------------------------------------------------
  Net expenses                                                       954,800
-----------------------------------------------------------------------------
Net investment income (loss)                                        (468,914)
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                           21,278,655
-----------------------------------------------------------------------------
  Foreign currencies                                                (240,556)
-----------------------------------------------------------------------------
  Forward currency contracts                                          26,029
-----------------------------------------------------------------------------
                                                                  21,064,128
-----------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                           36,821,340
-----------------------------------------------------------------------------
  Foreign currencies                                                     325
-----------------------------------------------------------------------------
  Forward currency contracts                                          44,287
-----------------------------------------------------------------------------
                                                                  36,865,952
-----------------------------------------------------------------------------
Net gain on investment securities, foreign currencies and
 forward currency contracts                                       57,930,080
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations             $57,461,166
=============================================================================

See Notes to Financial Statements.

                        AIM V.I. TELECOMMUNICATIONS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                       1999          1998
                                                   ------------   -----------
OPERATIONS:

 Net investment income (loss)                      $   (468,914)  $   (37,295)
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and forward currency
  contracts                                          21,064,128     6,543,917
------------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities, foreign currencies and
  forward currency contracts                         36,865,952     6,878,850
------------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations                                      57,461,166    13,385,472
------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                             (15,618,065)   (5,760,403)
------------------------------------------------------------------------------
 Net increase (decrease) from capital stock
  transactions                                       (2,874,672)   (6,351,877)
------------------------------------------------------------------------------
    Net increase in net assets                       38,968,429     1,273,192
------------------------------------------------------------------------------

NET ASSETS:

Beginning of year                                    69,459,335    68,186,143
------------------------------------------------------------------------------
End of year                                        $108,427,764   $69,459,335
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)        $ 44,082,800   $46,957,472
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies and forward
  currency contracts                                 11,463,291     6,486,142
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and forward currency
  contracts                                          52,881,673    16,015,721
------------------------------------------------------------------------------
                                                   $108,427,764   $69,459,335
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Telecommunications Fund (the "Fund"), (formerly named the GT Global Variable Telecommunications Fund),is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Prior to October 18, 1999, the Fund was a series portfolio of GT Global Variable Investment Trust (the "Trust") organized as a Delaware business trust registered under the 1940 Act. Pursuant to an agreement and plan of reorganization between the Company and the Trust, the Fund was reorganized as a portfolio of the Company effective October 18, 1999. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").

                       AIM V.I. TELECOMMUNICATIONS FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was increased by $468,914 and undistributed net realized gains decreased by $468,914 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets.
 Effective July 1, 1999, the Company entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended December 31, 1999, AIM was paid $34,698 of which AIM retained $34,698 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $156 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - EXPENSE REDUCTIONS
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $18 under an expense offset arrangement and AIM directed certain portfolio trades to brokers who then paid $632 of the Fund's expenses. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $650 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
 During the year ended December 31, 1999, the average outstanding daily balance of bank loans for the Fund was $79,497 with a weighted average interest rate of 5.57%. Interest expense for the Fund for the year ended December 31, 1999 was $4,428.

                       AIM V.I. TELECOMMUNICATIONS FUND

NOTE 6 - PORTFOLIO SECURITIES LOANED
At December 31, 1999, there were no securities on loans to brokers. For the year ended December 31, 1999, the Fund received fees of $52,600 for securities lending.
 For international securities, cash collateral is received by the fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. The collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $88,854,506 and $107,703,816, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $53,172,990
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (497,109)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $52,675,881
==========================================================================

Cost of investments for tax purposes is $55,822,372.

                       AIM V.I. TELECOMMUNICATIONS FUND

NOTE 8 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  -----------------------
                             SHARES       AMOUNT       SHARES      AMOUNT
                           ----------  ------------  ----------  -----------
Sold                        6,650,710   148,837,352   2,494,268   49,416,214
-----------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    763,720    15,618,065     293,286    5,760,403
-----------------------------------------------------------------------------
Reacquired                 (7,487,234) (167,330,089) (3,130,421) (61,528,494)
-----------------------------------------------------------------------------
                             (72,804)  $ (2,874,672)   (342,867) $(6,351,877)
=============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the five-year period ended December 31, 1999.

                             1999         1998      1997      1996      1995
                           --------      -------   -------   -------   -------
Net asset value,
 beginning of period       $  20.66      $ 18.40   $ 18.14   $ 16.87   $ 13.98
-------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income
   (loss)                     (0.14)       (0.01)    (0.02)    (0.05)     0.02
-------------------------------------------------------------------------------
  Net gains on securities
   (both realized and
   unrealized)                18.46         3.99      2.59      3.31      3.26
-------------------------------------------------------------------------------
   Total from investment
    operations                18.32         3.98      2.57      3.26      3.28
-------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income             --           --        --     (0.02)    (0.03)
-------------------------------------------------------------------------------
  Distributions from net
   realized capital gains     (6.02)       (1.72)    (2.31)    (1.97)    (0.36)
-------------------------------------------------------------------------------
   Total distributions        (6.02)       (1.72)    (2.31)    (1.99)    (0.39)
-------------------------------------------------------------------------------
Net asset value, end of
 period                    $  32.96      $ 20.66   $ 18.40   $ 18.14   $ 16.87
===============================================================================
Total return                 106.52%       22.11%    14.56%    19.34%    23.66%
===============================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)            $108,428      $69,459   $68,186   $63,258   $50,778
===============================================================================
Ratio of expenses to
 average net assets
 including interest
 expense:
  with waivers                 1.27%(a)     1.17%     1.11%     1.12%     1.20%
===============================================================================
  without waivers              1.27%(a)     1.18%     1.16%     1.17%     1.26%
===============================================================================
Ratio of expenses to
 average net assets
 excluding interest
 expense:
  with waivers                 1.26%(a)     1.16%     1.11%     1.12%     1.20%
===============================================================================
  without waivers              1.26%(a)     1.17%     1.16%     1.17%     1.26%
===============================================================================
Ratio of net investment
 income to average net
 assets:
  with waivers                (0.62)%(a)   (0.04)%   (0.10)%   (0.26)%    0.16%
===============================================================================
  without waivers             (0.62)%(a)   (0.05)%   (0.15)%   (0.31)%    0.10%
===============================================================================
Ratio of interest expense
 to average net assets         0.01%(a)     0.01%       --        --        --
-------------------------------------------------------------------------------
Portfolio turnover rate         124%          73%       91%       77%       70%
===============================================================================

(a) Ratios are based on average net assets of $75,606,845.

                       AIM V.I. TELECOMMUNICATIONS FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Value Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Value Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995 in conformity with generally accepted accounting principles.

                               /s/ TAIT, WELLER & BAKER

                                   TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                              AIM V.I. VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                               MARKET
                                                  SHARES       VALUE
COMMON STOCKS & OTHER
EQUITY INTERESTS - 89.17%

BANKS (MONEY CENTER) - 1.21%

Chase Manhattan Corp. (The)                        370,000 $   28,744,375
-------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 8.78%

Comcast Corp. - Class A                          2,264,000    113,766,000
-------------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)            1,538,500     79,232,750
-------------------------------------------------------------------------
MediaOne Group, Inc.                               212,000     16,284,250
-------------------------------------------------------------------------
                                                              209,283,000
-------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 9.99%

Comverse Technology, Inc.(a)                        62,000      8,974,500
-------------------------------------------------------------------------
Lucent Technologies, Inc.                          150,000     11,221,875
-------------------------------------------------------------------------
Motorola, Inc.                                     272,000     40,052,000
-------------------------------------------------------------------------
Nokia Oyj - ADR (Finland)                          936,000    177,840,000
-------------------------------------------------------------------------
                                                              238,088,375
-------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 8.99%

Apple Computer, Inc.(a)                            675,000     69,398,437
-------------------------------------------------------------------------
Gateway, Inc.(a)                                   967,000     69,684,437
-------------------------------------------------------------------------
International Business Machines Corp.              362,400     39,139,200
-------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                          465,000     36,008,437
-------------------------------------------------------------------------
                                                              214,230,511
-------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.42%

EMC Corp.(a)                                        84,000      9,177,000
-------------------------------------------------------------------------
Lexmark International Group, Inc. - Class A(a)     536,000     48,508,000
-------------------------------------------------------------------------
                                                               57,685,000
-------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 6.11%

At Home Corp. - Class A(a)                       1,021,500     43,796,812
-------------------------------------------------------------------------
BMC Software, Inc.(a)                              184,000     14,708,500
-------------------------------------------------------------------------
Citrix Systems, Inc.(a)                             55,100      6,777,300
-------------------------------------------------------------------------
Microsoft Corp.(a)                                 360,000     42,030,000
-------------------------------------------------------------------------
Unisys Corp.(a)                                  1,200,500     38,340,969
-------------------------------------------------------------------------
                                                              145,653,581
-------------------------------------------------------------------------

CONSUMER FINANCE - 0.21%

Providian Financial Corp.                           54,000      4,917,375
-------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.45%

Solectron Corp.(a)                                 114,000     10,844,250
-------------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.07%

Waters Corp.(a)                                     31,800      1,685,400
-------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 1.44%

Analog devices, Inc.(a)                            135,000     12,555,000
-------------------------------------------------------------------------
Texas Instruments, Inc.                            225,000     21,796,875
-------------------------------------------------------------------------
                                                               34,351,875
-------------------------------------------------------------------------

                                                           MARKET
                                                SHARES      VALUE
ENTERTAINMENT - 3.10%

Time Warner, Inc.                              1,020,000 $73,886,250
--------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 2.85%

Applied Materials, Inc.(a)                       423,000  53,588,812
--------------------------------------------------------------------
Teradyne, Inc.(a)                                217,600  14,361,600
--------------------------------------------------------------------
                                                          67,950,412
--------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 3.58%

American Express Co.                             139,500  23,191,875
--------------------------------------------------------------------
Associates First Capital Corp. - Class A         885,000  24,282,187
--------------------------------------------------------------------
Citigroup, Inc.                                  553,000  30,726,062
--------------------------------------------------------------------
Freddie Mac                                      152,000   7,153,500
--------------------------------------------------------------------
                                                          85,353,624
--------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 1.54%

Bristol-Myers Squibb Co.                         487,000  31,259,313
--------------------------------------------------------------------
Warner-Lambert Co.                                66,000   5,407,875
--------------------------------------------------------------------
                                                          36,667,188
--------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 1.80%

Pharmacia & Upjohn, Inc.                         954,500  42,952,500
--------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 2.51%

Guidant Corp.                                  1,272,000  59,784,000
--------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.33%

Colgate-Palmolive Co.                            324,500  21,092,500
--------------------------------------------------------------------
Kimberly-Clark Corp.                             162,000  10,570,500
--------------------------------------------------------------------
                                                          31,663,000
--------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 3.63%

American International Group, Inc.               689,500  74,552,188
--------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    255,000  12,080.625
--------------------------------------------------------------------
                                                          86,632,813
--------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 2.41%

Morgan Stanley, Dean Witter, Discover & Co.      403,200  57,556,800
--------------------------------------------------------------------

LODGING - HOTELS - 1.40%

Carnival Corp.                                   697,000  33,325,313
--------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 2.67%

Tyco International Ltd.                        1,636,500  63,618,938
--------------------------------------------------------------------

PAPER & FOREST PRODUCTS - 0.79%

Weyerhaeuser Co.                                 262,700  18,865,144
--------------------------------------------------------------------

RESTAURANTS - 0.38%

McDonald's Corp.                                 222,000   8,949,375
--------------------------------------------------------------------

                              AIM V.I. VALUE FUND

                                                                    MARKET
                                                      SHARES        VALUE

RETAIL (BUILDING SUPPLIES) - 0.79%

Lowe's Companies, Inc.                                  315,000 $   18,821,250
------------------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.83%

Best Buy Co., Inc.(a)                                   867,500     43,537,656
------------------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 1.86%

Kroger Co.(a)                                         1,551,500     29,284,563
------------------------------------------------------------------------------
Safeway, Inc.(a)                                        423,000     15,042,938
------------------------------------------------------------------------------
                                                                    44,327,501
------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 6.67%

Costco Companies, Inc.(a)                               481,000     43,891,250
------------------------------------------------------------------------------
Dayton Hudson Corp.                                   1,568,500    115,186,719
------------------------------------------------------------------------------
                                                                   159,077,969
------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 1.79%

Omnicom Group, Inc.                                     427,000     42,700,000
------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 1.87%

First Data Corp.                                        902,000     44,479,875
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 4.79%

Nextel Communications, Inc. - Class A(a)              1,106,500    114,107,813
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.91%

MCI WorldCom, Inc.(a)                                   858,000     45,527,625
==============================================================================
  Total Common Stock & Other Equity Interests (Cost
   $1,438,984,696)                                               2,125,268,788
------------------------------------------------------------------------------

MONEY MARKET FUNDS - 10.57%

STIC Liquid Assets Portfolio(b)                     125,968,253    125,968,253
------------------------------------------------------------------------------
STIC Prime Portfolio(b)                             125,968,253    125,968,253
------------------------------------------------------------------------------
  Total Money Market Funds
   (Cost $251,936,506)                                             251,936,506
------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.74%
 (Cost $1,690,921,202)                                           2,377,205,294
==============================================================================
OTHER ASSETS LESS LIABILITIES - 0.26%                                6,161,277
==============================================================================
NET ASSETS - 100.00%                                            $2,383,366,571
==============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.

Investment Abbreviations:

ADR - American Depositary Receipt

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $1,690,921,202)        $2,377,205,294
------------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            2,728,571
------------------------------------------------------------------------
 Dividends and interest                                        1,462,392
------------------------------------------------------------------------
 Forward currency contracts                                    5,679,138
------------------------------------------------------------------------
Investment for deferred compensation plan                         37,479
------------------------------------------------------------------------
Other assets                                                       7,519
------------------------------------------------------------------------
  Total assets                                             2,387,120,393
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                      1,689,552
------------------------------------------------------------------------
 Deferred compensation                                            37,479
------------------------------------------------------------------------
Accrued administrative services fee                              761,567
------------------------------------------------------------------------
Accrued advisory fees                                          1,175,738
------------------------------------------------------------------------
Accrued directors' fees                                            3,466
------------------------------------------------------------------------
Accrued operating expenses                                        86,020
------------------------------------------------------------------------
  Total liabilities                                            3,753,822
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $2,383,366,571
========================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                  250,000,000
------------------------------------------------------------------------
 Outstanding                                                  71,145,803
------------------------------------------------------------------------
Net asset value, offering and redemption price per share  $        33.50
========================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $71,503 foreign withholding tax)              $ 10,174,160
-----------------------------------------------------------------------------
Interest                                                           6,250,806
-----------------------------------------------------------------------------
   Total investment income                                        16,424,966
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     10,380,472
-----------------------------------------------------------------------------
Administrative services fees                                       2,155,772
-----------------------------------------------------------------------------
Custodian fees                                                       187,195
-----------------------------------------------------------------------------
Directors' fees                                                       18,731
-----------------------------------------------------------------------------
Other                                                                243,466
-----------------------------------------------------------------------------
   Total expenses                                                 12,985,636
-----------------------------------------------------------------------------
Less: Expenses paid indirectly                                        (1,407)
-----------------------------------------------------------------------------
   Net expenses                                                   12,984,229
-----------------------------------------------------------------------------
Net investment income                                              3,440,737
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FORWARD CURRENCY CONTRACTS
 AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                          107,241,613
-----------------------------------------------------------------------------
  Foreign currencies                                                 (13,279)
-----------------------------------------------------------------------------
  Forward currency contracts                                       3,016,134
-----------------------------------------------------------------------------
  Option contracts                                                 1,566,750
-----------------------------------------------------------------------------
                                                                 111,811,218
-----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                          355,199,826
-----------------------------------------------------------------------------
  Foreign currencies                                                     404
-----------------------------------------------------------------------------
  Forward currency contracts                                       5,354,529
-----------------------------------------------------------------------------
  Option contracts                                                    (7,521)
-----------------------------------------------------------------------------
                                                                 360,547,238
-----------------------------------------------------------------------------
Net gain on investment securities, foreign currencies, forward
 currency contracts and option contracts                         472,358,456
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations            $475,799,193
========================================================================

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                    1999            1998
                                               --------------  --------------
OPERATIONS:

 Net investment income                         $    3,440,737  $    6,184,686
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, forward currency
  contracts and futures and option contracts      111,811,218      30,475,488
------------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities, foreign currencies,
  forward currency contracts and futures and
  option contracts                                360,547,238     230,113,292
------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                    475,799,193     266,773,466
------------------------------------------------------------------------------
 Distributions to shareholders from net
  investment income                                (6,235,364)     (5,622,957)
------------------------------------------------------------------------------
 Distributions to shareholders from net
  realized gains                                  (32,606,763)    (49,732,413)
------------------------------------------------------------------------------
 Net increase from capital stock transactions     725,025,960     319,123,956
------------------------------------------------------------------------------
   Net increase in net assets                   1,161,983,026     530,542,052
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                              1,221,383,545     690,841,493
------------------------------------------------------------------------------
 End of year                                   $2,383,366,571  $1,221,383,545
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)    $1,579,989,967  $  855,502,720
------------------------------------------------------------------------------
 Undistributed net investment income                3,383,602       6,191,169
------------------------------------------------------------------------------
 Undistributed net realized gain from
  investment securities, foreign currencies,
  forward currency contracts and futures and
  option contracts                                108,030,109      28,274,001
------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies, forward
  currency contracts and futures and option
  contracts                                       691,962,893     331,415,655
------------------------------------------------------------------------------
                                               $2,383,366,571  $1,221,383,545
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").

                              AIM V.I. VALUE FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was decreased by $12,940, undistributed net realized gains increased by $551,653 and paid-in capital increased by $538,713 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

   Outstanding foreign currency contracts at December 31, 1999 were as follows:

                              CONTRACT TO
   SETTLEMENT           ------------------------
      DATE     CURRENCY   DELIVER     RECEIVE       VALUE     APPRECIATION
   ----------  -------- ----------- ------------ ------------ ------------
   01/21/00      EUR     60,350,000 $ 64,175,189 $ 60,831,794  $3,343,395
   01/21/00      EUR     24,750,000   26,014,463   24,949,485   1,064,978
   01/24/00      EUR     27,000,000   28,494,595   27,223,830   1,270,765
   -----------------------------------------------------------------------
                        112,100,000 $118,684,247 $113,005,109  $5,679,138
   =======================================================================

G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

                              AIM V.I. VALUE FUND

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $2,155,772 of which AIM retained $107,813 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $6,262 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $1,407 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,407 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $1,517,968,122 and $956,466,504, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $713,240,314
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (33,618,676)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $679,621,638
===========================================================================

Cost of investments for tax purposes is $1,697,583,656.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                         CALL OPTION
                          CONTRACTS
                     --------------------
                     NUMBER OF  PREMIUMS
                     CONTRACTS  RECEIVED
                     --------- ----------
Beginning of period      200       83,771
------------------------------------------
Written                7,578   $4,253,471
------------------------------------------
Closed                (1,251)    (683,197)
------------------------------------------
Exercised             (3,321)  (1,874,685)
------------------------------------------
Expired               (3,206)  (1,779,360)
==========================================
End of period             --           --
==========================================

                              AIM V.I. VALUE FUND

NOTE 8 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                       30,095,501  $884,324,432  13,690,852  $321,377,374
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                  1,227,239    38,842,126   2,225,788    55,355,370
------------------------------------------------------------------------------
Reacquired                 (6,712,560) (198,140,598) (2,542,811)  (57,608,788)
------------------------------------------------------------------------------
                           24,610,180  $725,025,960  13,373,829  $319,123,956
==============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                            DECEMBER 31,
                          -------------------------------------------------------     JANUARY 31,
                           1999(A)          1998       1997      1996      1995          1995
                          ----------     ----------  --------  --------  --------     -----------
Net asset value,
 beginning of period      $    26.25     $    20.83  $  17.48  $  16.11  $  11.83      $  12.17
-------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income         0.06           0.09      0.08      0.30      0.11          0.10
-------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                  7.76           6.59      4.05      2.09      4.18         (0.35)
-------------------------------------------------------------------------------------------------
   Total from investment
    operations                  7.82           6.68      4.13      2.39      4.29         (0.25)
-------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income           (0.09)         (0.13)    (0.19)    (0.10)    (0.01)        (0.09)
-------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains              (0.48)         (1.13)    (0.59)    (0.92)       --            --
-------------------------------------------------------------------------------------------------
   Total distributions         (0.57)         (1.26)    (0.78)    (1.02)    (0.01)        (0.09)
-------------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $    33.50     $    26.25  $  20.83  $  17.48  $  16.11      $  11.83
-------------------------------------------------------------------------------------------------
Total return(b)                29.90%         32.41%    23.69%    15.02%    36.25%        (2.03)%
-------------------------------------------------------------------------------------------------
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $2,383,367     $1,221,384  $690,841  $369,735  $257,212      $109,257
-------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets             0.76%(c)       0.66%     0.70%     0.73%     0.75%(d)      0.82%
-------------------------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                         0.20%(c)       0.68%     1.05%     2.00%     1.11%(d)      1.17%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate           62%           100%      127%      129%      145%          143%
=================================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $1,709,245,315.
(d) Annualized.

                              AIM V.I. VALUE FUND
                                     FS-143

                                     PART C

                                OTHER INFORMATION

Item 23.         Exhibits

        Exhibit
        Number          Description
        -------         -----------

        a (1)           -     (a) Articles of Incorporation of Registrant, as
                              filed with the State of Maryland on January 22, 1993, were filed as an Exhibit to Registrant's
                              Initial Registration Statement on January 25,
                              1993, and were filed electronically as an Exhibit to Post-Effective Amendment No. 7 on April 29,
                              1996, and are incorporated herein by reference.

                        - (b) Amendment to Articles of Incorporation of Registrant, as filed with the State of Maryland on April 13, 1993, was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on April 19, 1993, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on April 29, 1996, and is incorporated herein by reference.

                        - (c) Amendment to Articles of Incorporation of Registrant, as filed with the State of Maryland on April 15, 1993, was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on April 19, 1993, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on April 29, 1996, and is incorporated herein by reference.

                        - (d) Amendment to Articles of Incorporation of Registrant, as filed with the State of Maryland on April 12, 1995, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 on April 26, 1995, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on April 29, 1996, and is incorporated herein by reference.

                        - (e) Articles Supplementary to Articles of Incorporation of Registrant, as filed with the State of Maryland on April 12, 1994, were filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on May 2, 1994, and were filed electronically as an Exhibit to Post-Effective Amendment No. 7 on April 29, 1996, and are incorporated herein by reference.

                        - (f) Articles Supplementary to Articles of Incorporation of Registrant, as filed with the State of Maryland on February 4, 1998 was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 9 on February 13, 1998, and is incorporated herein by reference.

                        - (g) Articles Supplementary to Articles of Incorporation of Registrant, as filed with the State of Maryland on September 30, 1998, was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.


                        - (h) Articles Supplementary to Articles of Incorporation of Registrant, as filed with the State of Maryland on July 8, 1999, was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 13 on July 13, 1999, and is incorporated herein by reference.

                        - (i) Articles Supplementary to Articles of Incorporation of Registrant, as filed with the State of Maryland on September 27, 1999 was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 14 on September 28, 1999, and is incorporated herein by reference.

          (2)           -     Agreement and Declaration of Trust of Registrant,
                              dated December 6, 1999 is hereby filed
                              electronically.

        b (1)           -     (a) By-Laws of Registrant were filed as an Exhibit
                              to Registrant's Initial Registration Statement on
                              January 25, 1993 and were filed electronically as an Exhibit to Registrant's Post-Effective
                              Amendment No. 7 on April 29, 1996.

                        - (b) First Amendment, dated March 14, 1995, to By-Laws of Registrant was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 7 on April 29, 1996.

          (2)           -     Amended and Restated By-Laws, dated effective
                              December 11, 1996, were filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on
                              April 23, 1997.

          (3)           -     By-Laws of Registrant dated effective December 8,
                              1999 is hereby filed electronically.

        c               -     Instruments Defining Rights of Security Holders -
                              None.

        d (1)           -     Investment Advisory Agreement, dated March 31,
                              1993, between Registrant and A I M Advisors, Inc.
                              was filed as an Exhibit to Registrant's
                              Pre-Effective Amendment No. 1 on April 19, 1993.

          (2)           -     (a) Master Investment Advisory Agreement, dated
                              October 18, 1993, between Registrant and A I M
                              Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 on
                              November 5, 1993, and was filed electronically as an Exhibit to Registrant's Post-Effective
                              Amendment No. 7 on April 29, 1996.

                        - (b) Amendment, dated April 28, 1994, to Master Investment Advisory Agreement, dated October 18, 1993, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on May 2, 1994, and was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 7 on April 29, 1996.

          (3)           -     (a) Master Investment Advisory Agreement, dated
                              February 28, 1997, between Registrant and A I M
                              Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on
                              April 23, 1997 and incorporated herein by reference.

                        - (b) Amendment No. 1, dated April 15, 1998, to Master Investment Advisory Agreement, dated February 28, 1997, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Registrant's

                              Post-Effective Amendment No. 10 on October 2, 1998 and incorporated herein by reference.

                        - (c) Amendment No. 2, dated December 14, 1998, to Master Investment Advisory Agreement, dated February 28, 1997, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999, and is incorporated herein by reference.

                        - (d) Amendment No. 3, dated September 24, 1999, to Master Investment Advisory Agreement, dated February 28, 1997, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 14 on September 28, 1999, and is incorporated herein by reference.

                        - (e) Amendment No. 4, dated December 29, 1999, to Master Investment Advisory Agreement, dated February 28, 1997, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 15 on February 16, 2000, and is incorporated herein by reference.

          (4)           -     Form of Master Investment Advisory Agreement
                              between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective
                              Amendment No. 15 on February 16, 2000, and is incorporated herein by reference.

          (5)           -     Sub-Advisory Agreement, dated December 14, 1998,
                              between A I M Advisors, Inc. and INVESCO Asset
                              Management Limited was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on
                              February 16, 2000, and is incorporated herein by reference.

          (6)           -     Form of Sub-Advisory Agreement between A I M
                              Advisors, Inc. and INVESCO Asset Management
                              Limited was filed as an Exhibit to Registrant's
                              Post-Effective Amendment No. 15 on February 16,
                              2000, and is incorporated herein by reference.

          (7)           -     Sub-Advisory Agreement, dated December 29, 1999,
                              between A I M Advisors, Inc. and H.S. Dent
                              Advisors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 15 on February 16, 2000, and is incorporated herein by reference.

          (8)           -     (a) Foreign Country Selection and Mandatory
                              Securities Depository Responsibilities Delegation
                              Agreement, dated September 9, 1998, between
                              Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Registrant's
                              Post-Effective Amendment No. 10 on October 2,
                              1998, and incorporated herein by reference.

                        - (b) Amendment No. 1, dated September 28, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999, and is incorporated herein by reference.

                        - (c) Amendment No. 2, dated December 14, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999, and is incorporated herein by reference.

        e (1)           -     (a) Master Distribution Agreement, dated October
                              18, 1993, between Registrant and A I M
                              Distributors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 on
                              November 5, 1993, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on
                              April 29, 1996.

                        - (b) Amendment, dated April 28, 1994, to Master Distribution Agreement, dated October 18, 1993, between Registrant and AIM Distributors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on May 2, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on April 29, 1996.

          (2)           -     (a) Master Distribution Agreement, dated February
                              28, 1997, between Registrant and A I M
                              Distributors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on
                              April 23, 1997 was filed electronically as an Exhibit to Post-Effective Amendment No. 10 on
                              October 2, 1998 and incorporated herein by reference.

                        - (b) Amendment No. 1, dated April 15, 1998, to Master Distribution Agreement, dated February 28, 1997, between Registrant and A I M Distributors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998 and incorporated herein by reference.

                        - (c) Amendment No. 2, dated December 14, 1998, to Master Distribution Agreement, dated February 28, 1997, between Registrant and A I M Distributors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999 and is incorporated herein by reference.

                        - (d) Amendment No. 3, dated September 24, 1999, to Master Distribution Agreement, dated February 28, 1997, between Registrant and A I M Distributors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 14 on September 28, 1999 and incorporated herein by reference.

                        - (e) Amendment No. 4, dated December 29, 1999, to Master Distribution Agreement, dated February 28, 1997, between Registrant and A I M Distributors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 15 on February 16, 2000, and is incorporated herein by reference.

          (3)           -     Distribution Agreement, dated March 31, 1993,
                              between Registrant and A I M Distributors, Inc.
                              was filed as an Exhibit to Registrant's
                              Pre-Effective Amendment No. 1 on April 19, 1993.

        f (1)           -     Retirement Plan of Registrant's Non-Affiliated
                              Directors, effective March 8, 1994, was filed as an Exhibit to Registrant's Post-Effective
                              Amendment No. 4 on November 3, 1994.

          (2)           -     Retirement Plan of Registrant's Non-Affiliated
                              Directors, effective March 8, 1994, as restated
                              September 18, 1995, was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 7 on April 29, 1996, and is incorporated herein by reference.

          (3)           -     Form of Deferred Compensation Agreement of
                              Registrant's Non-Affiliated Directors was filed as an Exhibit to Registrant's Post-Effective
                              Amendment No. 4 on November 3, 1994.

          (4)           -     Form of Deferred Compensation Agreement of
                              Registrant's Non-Affiliated Directors, as approved on December 5, 1995, was filed electronically as an Exhibit to Registrant's Post-Effective
                              Amendment No. 7 on April 29, 1996, and is incorporated herein by reference.

          (5)           -     Form of Deferred Compensation Agreement was filed
                              electronically as an Exhibit to Registrant's
                              Post-Effective Amendment No. 9 on February 13,
                              1998, and is incorporated herein by reference.

        g (1)           -     (a) Custodian Agreement, dated March 31, 1993,
                              between Registrant and State Street Bank and Trust
                              Company was filed as an Exhibit to Registrant's
                              Post-Effective Amendment No. 1 on November 5,
                              1993, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on April 29,
                              1996, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated April 25, 1994, to Custodian Agreement, dated March 31, 1993, between Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on May 2, 1994, and was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 7 on April 29, 1996, and is incorporated herein by reference.

                        - (c) Amendment No. 2, dated September 19, 1995, to Custodian Agreement, dated March 31, 1993, between Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 7 on April 29, 1996, and is incorporated herein by reference.

                        - (d) Amendment, dated September 9, 1998, to Custodian Agreement, dated March 31, 1993, between Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

        h (1)           -     Administrative Services Agreement, dated March 31,
                              1993, between the Registrant and A I M Advisors,
                              Inc. was filed as an Exhibit to Registrant's
                              Pre-Effective Amendment No. 1 on April 19, 1993.

          (2)           -     (a) Master Administrative Services Agreement,
                              dated October 18, 1993, between the Registrant and A I M Advisors, Inc. was filed as an Exhibit to
                              Registrant's Post-Effective Amendment No. 1 on
                              November 5, 1993, and was filed electronically as an Exhibit to Registrant's Post-Effective
                              Amendment No. 7 on April 29, 1996.

                        - (b) Amendment No. 1, dated April 28, 1994, to Master Administrative Services Agreement, dated October 18, 1993, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on May 2, 1994, and was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 7 on April 29, 1996.

          (3)           -     Master Administrative Services Agreement, dated
                              February 28, 1997, between Registrant and A I M
                              Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on
                              April 23, 1997.

          (4)           -     (a) Master Administrative Services Agreement, as
                              amended, dated May 1, 1998, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective
                              Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated December 14, 1998, to Master Administrative Services Agreement, as amended, dated May 1, 1998, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999, and is incorporated herein by reference.

                        - (c) Amendment No. 2, dated September 24, 1999, to Master Administrative Services Agreement, as amended, dated May 1, 1998, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 14 on September 23, 1999, and is incorporated herein by reference.

                        - (d) Amendment No. 3, dated November 15, 1999 to Master Administrative Services Agreement, as amended, May 1, 1998, between Registrant and
                              A I M Advisors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 15 on February 16, 2000, and is incorporated herein by reference.

                        - (e) Amendment No. 4, dated December 29, 1999, to Master Administrative Services Agreement, as amended, dated May 1, 1998, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 15 on February 16, 2000, and is incorporated herein by reference.

          (5)           -     (a) Transfer Agency Agreement, dated March 19,
                              1993, between Registrant and State Street Bank and
                              Trust Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 on
                              November 5, 1993, and was filed electronically as an Exhibit to Registrant's Post-Effective
                              Amendment No. 7 on April 29, 1996, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated April 25, 1994, to Transfer Agency Agreement, dated March 19, 1993, between Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on May 2, 1994, and was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 7 on April 29, 1996, and is incorporated herein by reference.

          (6)           -     Participation Agreement, dated February 25, 1993,
                              between Registrant, Connecticut General Life
                              Insurance Company and A I M Distributors, Inc. was filed as an Exhibit to Registrant's Pre-Effective
                              Amendment No. 1 on April 19, 1993, and was filed electronically as an Exhibit to Post-Effective
                              Amendment No. 7 on April 29, 1996, and is incorporated herein by reference.

          (7)           -     (a) Participation Agreement, dated February 10,
                              1995, between Registrant and Citicorp Life
                              Insurance Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on
                              February 28, 1995, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on
                              April 29, 1996, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated February 3, 1997, to Participation Agreement dated February 10, 1995, between Registrant and Citicorp Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 9 on February 13, 1998, and is incorporated herein by reference.

          (8)           -     (a) Participation Agreement, dated February 10,
                              1995, between Registrant and First Citicorp Life
                              Insurance Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on
                              February 28, 1995 and was filed electronically as an Exhibit to Registrant's Post-Effective
                              Amendment No. 7 on April 29, 1996, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated February 3, 1997, to Participation Agreement, dated February 10, 1995, between Registrant and First Citicorp Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 9 on February 13, 1998, and is incorporated herein by reference.

          (9)           -     (a) Participation Agreement, dated December 19,
                              1995, between Registrant and Glenbrook Life and
                              Annuity Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 7 on April 29, 1996, and is incorporated herein by reference.

                        - (a)(i) Side Letter Agreement, dated December 1, 1995, among Registrant and Glenbrook Life and Annuity Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated November 7, 1997, to Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (c) Amendment No. 2, dated September 2, 1997, to Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company was filed electronically as an

                              Exhibit to Registrant's Post-Effective Amendment No. 9 on February 13, 1998, and is incorporated herein by reference.

                        - (d) Amendment No. 3, dated January 26, 1998, to Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (e) Amendment No. 4, dated May 1, 1998, to Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (f) Amendment No. 5, dated January 12, 1999, to the Participation Agreement, dated December 19, 1995, between Registrant and Glenbrook Life and Annuity Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999, and is hereby incorporated by reference.

          (10)          -     Participation Agreement, dated March 4, 1996,
                              between Registrant and IDS Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 7 on
                              April 29, 1996.

          (11)          -     (a) Participation Agreement, dated October 7,
                              1996, between Registrant and IDS Life Insurance
                              Company (supersedes and replaces Participation
                              Agreement dated March 4, 1996) was filed as an Exhibit to Registrant's Post-Effective Amendment
                              No. 8 on April 23, 1997, and is incorporated herein by reference.

                        - (a)(i) Side Letter Agreement, dated September 27, 1996, between Registrant, IDS Life Insurance Company and IDS Life Insurance Company of New York was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 9 on February 13, 1998, and is incorporated herein by reference.

                        - (b) Amendment 1, dated November 11, 1997, the Participation Agreement, dated October 7, 1996, between registrant and IDS Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999, and is incorporated herein by reference.

          (12)          -     (a) Participation Agreement, dated October 7,
                              1996, between Registrant and IDS Life Insurance
                              Company of New York was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on
                              April 23, 1997, and is incorporated herein by reference.

                              (b) Amendment No. 1, dated November 11, 1997, to the Participation Agreement, dated October 7, 1996 between registrant and IDS Life Insurance Company of New York was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999, and is incorporated herein by reference.

          (13)          -     Participation Agreement, dated April 8, 1996,
                              between Registrant and Connecticut General Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 7 on April 29, 1996, and is incorporated herein by reference.

          (14)          -     (a) Participation Agreement, dated September 21,
                              1996, between Registrant and Pruco Life Insurance
                              Company was filed as an Exhibit to Registrant's
                              Post-Effective Amendment No. 8 on April 23, 1997, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated July 1, 1997, to Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 9 on February 13, 1998, and is incorporated herein by reference.

                        - (c) Amendment No. 2, dated August 1, 1998, to Participation Agreement, dated September 21, 1996, between Registrant and Pruco Life Insurance Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

          (15)          -     (a) Participation Agreement, dated October 1,
                              1996, between Registrant and Allstate Life
                              Insurance Company of New York was filed as an Exhibit to Registrant's Post-Effective Amendment
                              No. 8 on April 23, 1997, and is incorporated herein by reference.

                        - (a)(i) Side Letter Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance Company of New York was filed as Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated November 7, 1997, to Participation Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance Company of New York was filed as an Exhibit to Registrant's Post-Effective Amendment No. 12 on April 29, 1999, and is incorporated herein by reference.

          (16)          -     (a) Participation Agreement, dated December 18,
                              1996, between Registrant and Merrill Lynch Life
                              Insurance Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on
                              April 23, 1997 and is incorporated herein by reference.

                        - (a)(i) Side Letter Agreement, dated December 18, 1996, between Registrant and Merrill, Lynch, Pierce, Fenner & Smith, Incorporated was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on April 23, 1997, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated May 1, 1997, to Participation Agreement, dated December 18, 1996, between Registrant and Merrill Lynch Life

                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 9 on February 13, 1998, and is incorporated herein by reference.

          (17)          -     (a) Participation Agreement, dated December 18,
                              1996, between Registrant and ML Life Insurance
                              Company of New York was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on
                              April 23, 1997, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated May 1, 1997, to Participation Agreement, dated December 18, 1996, by and between Registrant and ML Life Insurance Company of New York was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 9 on February 13, 1998, and is incorporated herein by reference.

          (18)          -     Participation Agreement, dated February 14, 1997,
                              between Registrant and Pruco Life Insurance
                              Company of New Jersey was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 on
                              April 23, 1997, and is incorporated herein by reference.

          (19)          -     Participation Agreement, dated April 30, 1997,
                              between Registrant and Prudential Insurance
                              Company of America was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 9 on February 13, 1998, and is incorporated herein by reference.

          (20)          -     Participation Agreement, dated October 30, 1997,
                              between Registrant and American Centurion Life
                              Assurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 9 on February 13, 1998, and is incorporated herein by reference.

          (21)          -     (a) Participation Agreement, dated October 30,
                              1997, between Registrant and American Enterprise
                              Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective
                              Amendment No. 9 on February 13, 1998, and is incorporated herein by reference.

                        - (a)(i) Letter Agreement, dated October 30, 1997, between American Enterprise Life Insurance Company and American Centurion Life Assurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 9 on February 13, 1998, and is incorporated herein by reference.

          (22)          -     Participation Agreement, dated November 20, 1997,
                              between Registrant and AIG Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 9 on
                              February 13, 1998, and is incorporated herein by reference.

          (23)          -     Participation Agreement, dated November 20, 1997,
                              between Registrant and American International Life
                              Assurance Company of New York was filed
                              electronically as an Exhibit to Registrant's
                              Post-Effective Amendment No. 9 on February 13,
                              1998, and is incorporated herein by reference.

          (24)          -     (a) Participation Agreement, dated November 4,
                              1997, between Registrant and Nationwide Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 9 on February 13, 1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated June 15, 1998, to Participation Agreement, dated November 4, 1997, between Registrant and Nationwide Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

          (25)          -     (a) Participation Agreement, dated December 3,
                              1997, between Registrant and Security Life of
                              Denver was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 9 on
                              February 13, 1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated June 23, 1998, to Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (c) Amendment No. 2, dated May 20, 1999, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 13 on July 13, 1999 and is incorporated herein by reference.

                        - (d) Amendment No. 3 dated November 1, 1999, between Registrant and Security Life of Denver Insurance was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 15 on February 16, 2000 and is incorporated herein by reference.

          (26)          -     (a) Participation Agreement, dated December 31,
                              1997, between Registrant and Cova Financial
                              Services Life Insurance Company was filed electronically as an Exhibit to Registrant's
                              Post-Effective Amendment No. 9 on February 13,
                              1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1 dated April 23, 1999, between Registrant and Cova Financial Services Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 15 on February 16, 2000 and is incorporated herein by reference.

          (27)          -     (a) Participation Agreement, dated December 31,
                              1997, between Registrant and Cova Financial Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 9 on February 13, 1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated April 23, 1999, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 13 on July 13, 1999 and is incorporated herein by reference.

          (28)          -     (a) Participation Agreement, dated February 2,
                              1998, between Registrant and The Guardian
                              Insurance & Annuity Company, Inc. was filed electronically as an Exhibit to Registrant's
                              Post-Effective Amendment No. 10 on October 2,
                              1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated July 1, 1999, between Registrant and The Guardian Life Insurance & Annuity Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 14 on September 28, 1999, and is incorporated herein by reference.

          (29)          -     (a) Participation Agreement, dated February 17,
                              1998, between Registrant and Sun Life Assurance
                              Company of Canada (U.S.) was filed electronically as an Exhibit to Registrant's Post-Effective
                              Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated December 11, 1998, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.) was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999, and is incorporated herein by reference.

          (30)          -     Participation Agreement, dated April 1, 1998,
                              between Registrant and United Life & Annuity
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 10 on October 2, 1998, and is incorporated herein by reference.

          (31)          -     (a) Participation Agreement, dated April 21, 1998,
                              between Registrant and Keyport Life Insurance
                              Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on
                              October 2, 1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated December 28, 1998, to the Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999, and is incorporated herein by reference.

          (32)          -     (a) Participation Agreement, dated May 1, 1998,
                              between Registrant and PFL Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on
                              October 2, 1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated June 30, 1998, to Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (c) Amendment No. 2, dated November 27, 1998, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999 and is incorporated herein by reference.

          (33)          -     Participation Agreement, dated May 1, 1998,
                              between Registrant and Fortis Benefits Insurance
                              Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on
                              October 2, 1998, and is incorporated herein by reference.

          (34)          -     (a) Participation Agreement, dated June 1, 1998,
                              between Registrant and American General Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated January 1, 1999, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 12 on April 29, 1999, and is incorporated herein by reference.

          (35)          -     (a) Participation Agreement, dated June 16, 1998,
                              between Registrant and Lincoln National Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated November 20, 1998, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999, and is incorporated herein by reference.

          (36)          -     Participation Agreement, dated June 30, 1998,
                              between Registrant and Aetna Life Insurance and
                              Annuity Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 10 on October 2, 1998, and is incorporated herein by reference.

          (37)          -     Participation Agreement, dated July 1, 1998,
                              between Registrant and The Union Central Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 11 on February 18, 1999, and is incorporated herein by reference.

          (38)          -     Participation Agreement, dated July 1, 1998,
                              between Registrant and United Investors Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 11 on February 18, 1999, and is incorporated herein by reference.

          (39)          -     Participation Agreement, dated July 2, 1998,
                              between Registrant and Hartford Life Insurance
                              Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on
                              October 2, 1998, and is incorporated herein by reference.

          (40)          -     (a) Participation Agreement, dated July 13, 1998,
                              between Registrant and Keyport Benefit Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated December 28, 1998 to the Participation Agreement, dated July 13, 1998, between Registrant and Keyport Benefit Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 11 on February 18, 1999 and is incorporated herein by reference.

          (41)          -     (a) Participation Agreement, dated July 27, 1998,
                              between Registrant and Allmerica Financial Life
                              Insurance and Annuity Company was filed
                              electronically as an Exhibit to Registrant's
                              Post-Effective Amendment No. 10 on October 2,
                              1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated February 11, 2000 to the Participation Agreement dated July 27, 1998 between Registrant and Allmerica Financial Life Insurance and Annuity Company is hereby filed electronically.

          (42)          -     (a) Participation Agreement, dated July 27, 1998,
                              between Registrant and First Allmerica Financial
                              Life Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective
                              Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated February 11, 2000, to the Participation Agreement dated July 27, 1998 between Registrant and First Allmerica Financial Life Insurance Company is hereby filed electronically.

          (43)          -     Participation Agreement, dated October 15, 1998,
                              between Registrant and Lincoln Life & Annuity
                              Insurance Company of New York was filed as an Exhibit to Registrant's Post-Effective Amendment
                              No. 12 on April 29, 1999, and is incorporated herein by reference.

          (44)          -     (a) Participation Agreement, dated November 23,
                              1998, between Registrant and American General
                              Annuity Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective
                              Amendment No. 11 on February 18, 1999 and is incorporated herein by reference.

                        - (b) Amendment No. 1, dated July 1, 1999, to the Participation Agreement, dated November 23, 1998, between Registrant and American General Annuity Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 14 on September 28, 1999 and incorporated herein by reference.

          (45)          -     Participation Agreement, dated December 1, 1998,
                              between Registrant and the Prudential Insurance
                              Company of America was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 11 on February 18, 1999 and is incorporated herein by reference.

          (46)          -     Participation Agreement, dated February 1, 1999,
                              between Registrant and Sage Life Assurance of
                              America, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No. 12 on
                              April 29, 1999, and is incorporated herein by reference.

          (47)          -     Participation Agreement, dated April 1, 1999,
                              between Registrant and Liberty Life Assurance
                              Company of Boston was filed as an Exhibit to Registrant's Post-Effective Amendment No. 12 on
                              April 29, 1999, and is incorporated herein by reference.

          (48)          -     Participation Agreement, dated April 13, 1999,
                              between Registrant and Western-Southern Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 13 on July 13, 1999 and is incorporated herein by reference.

          (49)          -     Participation Agreement, dated May 1, 1999,
                              between Registrant and Columbus Life Insurance
                              Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 13 on
                              July 13, 1999 and is incorporated herein by reference.

          (50)          -     Participation Agreement, dated April 26, 1999,
                              between Registrant and First Variable Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 13 on July 13, 1999 and is incorporated herein by reference.

          (51)          -     Participation Agreement, dated August 21, 1999,
                              between Registrant and Life Investors Insurance
                              Company of America was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 14 on September 28, 1999 and incorporated herein by reference.

          (52)          -     Participation Agreement, dated June 8, 1999,
                              between Registrant and The Principal Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 13 on July 13, 1999 and is incorporated herein by reference.

          (53)          -     Participation Agreement dated June 8, 1999,
                              between Registrant and Principal Life Insurance
                              Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 14 on
                              September 28, 1999 and is incorporated herein by reference.

          (54)          -     Participation Agreement, dated June 14, 1999,
                              between Registrant and Security First Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 14 on September 28, 1999 and is incorporated herein by reference.

          (55)          -     Participation Agreement, dated July 1, 1999,
                              between Registrant and Allstate Life Insurance
                              Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 14 on
                              September 28, 1999 and is incorporated herein by reference.

          (56)          -     Participation Agreement, dated July 27, 1999,
                              between Registrant and Allianz Life Insurance
                              Company of North America was filed
                              electronically as an Exhibit to Registrant's
                              Post-Effective Amendment No. 14 on September 28,
                              1999 and is incorporated herein by reference.

          (57)          -     Participation Agreement, dated July 27, 1999,
                              between Registrant and Preferred Life Insurance
                              Company of New York was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 14 on September 28, 1999 and is incorporated herein by reference.

          (58)          -     Participation Agreement dated August 31, 1999,
                              between Registrant and John Hancock Mutual Life
                              Insurance Company was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 14 on September 28, 1999 and is incorporated herein by reference.

          (59)          -     Participation Agreement, dated August 31, 1999,
                              between Registrant and The United States Life
                              Insurance Company in the City of New York was filed electronically as an Exhibit to Registrant's
                              Post-Effective Amendment No. 14 on September 28,
                              1999 and is incorporated herein by reference.

          (60)          -     Participation Agreement, dated November 1, 1999,
                              between Registrant and AETNA Insurance Company of
                              America was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 15 on
                              February 16, 2000, and is incorporated herein by reference.

          (61)          -     Participation Agreement, dated January 28, 2000,
                              between Registrant and Northbrook Life Insurance
                              Company is hereby filed electronically.

          (62)          -     Accounting Services Agreement, dated March 31,
                              1993, between the Registrant and State Street Bank and Trust Company was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on
                              April 19, 1993, and was filed electronically as an Exhibit to Post-Effective Amendment No. 7 on April
                              29, 1996.

          (63)          -     Agreement and Plan of Reorganization, dated
                              December 7, 1999, between Registrant and AIM
                              Variable Insurance Funds was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on
                              February 16, 2000, and is hereby incorporated by reference.

        i (1)           -     (a) Opinion and Consent of Messrs. Freedman, Levy,
                              Kroll & Simonds regarding the AIM V.I. Capital
                              Appreciation Fund, the AIM V.I. Diversified Income
                              Fund, the AIM V.I. Government Securities Fund, the
                              AIM V.I. Growth Fund, the AIM V.I. International
                              Equity Fund, the AIM V.I. Money Market Fund and the AIM V.I. Value Fund was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on
                              April 19, 1993 and is incorporated herein by reference.

                        - (b) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding the AIM V.I. Growth and Income Fund and the AIM V.I. Utilities Fund (presently the AIM V.I. Global Utilities Fund) was filed as an Exhibit to Registrant's Post-Effective Amendment No. 4 on November 3, 1994 and is incorporated herein by reference.

                        - (c) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding the AIM V.I. Global Utilities Fund name change was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 on April 26, 1995 and is incorporated herein by reference.

                        - (d) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Capital Development Fund and AIM V.I. High Yield Fund was filed as an Exhibit to Registrant's Post-Effective Agreement No. 9 on February 13, 1998 and is incorporated herein by reference.

                        - (e) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding AIM V.I. Global Growth and Income Fund and AIM V.I. Telecommunications Fund was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (f) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding AIM V.I. Blue Chip Fund was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 13 on July 13, 1999 and is incorporated herein by reference.

                        - (g) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds regarding AIM V.I. Dent Demographic Trends Fund was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 14 on September 28, 1999 and is incorporated herein by reference.

                        - (h) Opinion and Consent of Messrs. Freedman, Levy, Kroll & Simonds is hereby filed electronically.

          (2)           -     Consent of Messrs. Tait, Weller & Baker is hereby
                              filed electronically.

        j               -     Other Opinions, Appraisals or Rulings and Consents
                              - None.

        k               -     Financial Statements omitted from Item 22 - None.

        l (1)           -     (a) Agreements Concerning Initial Capitalization
                              of the AIM V.I. Capital Appreciation Fund, the AIM
                              V.I. Diversified Income Fund, the AIM V.I.
                              Government Securities Fund, the AIM V.I. Growth
                              Fund, the AIM V.I. International Equity Fund, the
                              AIM V.I. Money Market Fund, and the AIM V.I. Value
                              Fund were filed as an Exhibit to Registrant's
                              Post-Effective Amendment No. 1 on November 5,
                              1993, and were filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 7 on
                              April 29, 1996, and are incorporated herein by reference.

                        - (b) Agreements Concerning Initial Capitalization of the AIM V.I. Growth and Income Fund and the AIM V.I. Utilities Fund were filed as an Exhibit to Registrant's Post-Effective Amendment No. 4 on November 3, 1994, and were filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 7 on April 29, 1996, and are incorporated herein by reference.

                        - (c) Agreement Concerning Initial Capitalization of the AIM V.I. Aggressive Growth Fund, the AIM V.I. Balanced Fund, the AIM V.I. Capital Development Fund and the AIM V.I. High Yield Fund was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 10 on October 2, 1998, and is incorporated herein by reference.

                        - (d) Agreement Concerning Initial Capitalization of the AIM V.I. Blue Chip Fund was filed electronically as an Exhibit to Registrant's Post-Effective Amendment No. 14 on September 28, 1999 and is incorporated herein by reference.

                        - (e) Agreement Concerning Initial Capitalization of the AIM V.I. Dent Demographic Trends Fund is hereby electronically.

        m               -     Registrant's Plan pursuant to Rule 12b-1 under the
                              1940 Act - None.

        n               -     Multiple Class Plan (Rule 18f-3) - None.

        o (1)           -     The AIM Management Group Code of Ethics adopted
                              May 1, 1981 and as amended August 17, 1999 relating to A I M Management Group Inc. and A I M
                              Advisors, Inc. was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 14 on September 28, 1999 and is incorporated herein by reference.

          (2)           -     Code of Ethics of Registrant effective as of
                              February 25, 1993 was filed electronically as an Exhibit to Registrant's Post-Effective Amendment
                              No. 14 on September 28, 1999 and is incorporated herein by reference.



Item 24. Persons Controlled by or Under Common Control with Registrant

       Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

       None.


Item 25.  Indemnification

       State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

       Under the terms of the Maryland General Corporation Law and the Registrant's Charter and By-Laws, the Registrant may indemnify any person who was or is a director, officer, employee or agent of the Registrant to the maximum extent permitted by the Maryland General Corporation Law. The specific terms of such indemnification are reflected in the Registrant's Charter and By-Laws, which are incorporated herein as part of this Registration Statement. No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

       In addition, under the terms of the agreements described in response to
       Item 24(b) of this Part C, various third parties have agreed to indemnify the registrant, its directors and officers, and, in some cases, its investment advisor and/or principal underwriter, against certain liabilities that may arise in connection with the performance of the agreements. The specific terms of such indemnification are set out in the agreements, and are incorporated herein by reference.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund & Investment Advisory Professional Directors & Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

Item 26. Business and Other Connections of Investment Advisor

       Describe any other business, profession, vocation or employment of a substantial nature that each investment advisor of the Registrant, and each director, officer or partner of the advisor, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee.

       The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Fund Management--The Advisor" of the Prospectus which comprises Part A of this Registration Statement, and to the discussion under the caption "Management" of the Statement of Additional Information which comprises Part B of this Registration Statement, and to Item 29(b) of this Part C of the Registration Statement.

Item 27. Principal Underwriters

       (a)State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Registrant's securities also acts as a principal underwriter, depositor, or investment advisor.

          AIM Advisor Funds, Inc.
          AIM Equity Funds, Inc. (Retail Classes)
          AIM Funds Group
          AIM Growth Series
          AIM International Funds, Inc.
          AIM Investment Funds
          AIM Investment Securities Funds (Retail Classes)
          AIM Series Trust
          AIM Special Opportunities Funds
          AIM Summit Fund, Inc.
          AIM Tax-Exempt Funds, Inc.
          GT Global Floating Rate Fund, Inc. d/b/a AIM Floating Rate Fund

       (b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to item 20:

Name and Principal                  Position and Offices                                      Position and Offices
Business Address*                   with Principal Underwriter                                with Registrant
----------------                    --------------------------                                ---------------
Charles T. Bauer                    Chairman & Trustee                                        Chairman & Trustee

Michael J. Cemo                     President & Director                                      None

Gary T. Crum                        Director                                                  Senior Vice President

Robert H. Graham                    Senior Vice President & Director                          President & Trustee

William G. Littlepage               Senior Vice President & Director                          None

James L. Salners                    Executive Vice President                                  None

John Caldwell                       Senior Vice President                                     None

Gordon J. Sprague                   Senior Vice President                                     None

Michael C. Vessels                  Senior Vice President                                     None

Marilyn M. Miller                   Senior Vice President                                     None

Gene L. Needles                     Senior Vice President                                     None

B. J. Thompson                      First Vice President                                      None

Ofelia M. Mayo                      Vice President, General Counsel                           Assistant Secretary
                                    & Assistant Secretary

James R. Anderson                   Vice President                                            None

Dawn M. Hawley                      Vice President & Treasurer                                None

Mary K. Coleman                     Vice President                                            None

Mary A. Corcoran                    Vice President                                            None

Melville B. Cox                     Vice President & Chief Compliance Officer                 Vice President

Sidney M. Dilgren                   Vice President                                            None

Tony D. Green                       Vice President                                            None

Charles H. McLaughlin               Vice President                                            None


--------
*        11 Greenway Plaza, Suite 100, Houston, Texas 77046

Name and Principal                  Position and Offices                                      Position and Offices
Business Address*                   with Principal Underwriter                                with Registrant
----------------                    --------------------------                                ---------------
Terri L. Ransdell                   Vice President                                            None

Carol F. Relihan                    Vice President                                            Senior Vice President &
                                                                                              Secretary
Kamala C. Sachidanandan             Vice President                                            None

Frank V. Serebrin                   Vice President                                            None

Christopher T. Simutis              Vice President                                            None

Gary K. Wendler                     Vice President                                            None

Kathleen J. Pflueger                Secretary                                                 Assistant Secretary

David E. Hessel                     Assistant Vice President,                                 None
                                    Assistant Treasurer & Controller

Luke P. Beausoleil                  Assistant Vice President                                  None

Shelia R. Brown                     Assistant Vice President                                  None

Scott E. Burman                     Assistant Vice President                                  None

Tisha B. Christopher                Assistant Vice President                                  None

Glenda A. Dayton                    Vice President                                            None

Mary E. Gentempo                    Assistant Vice President                                  None

Simon R. Hoyle                      Assistant Vice President                                  None

Kathryn A. Jordon                   Assistant Vice President                                  None

Kim T. McAuliffe                    Assistant Vice President                                  None

Ivy B. McLemore                     Vice President                                            None

David B. O'Neil                     Assistant Vice President                                  None

Rebecca Starling-Klatt              Assistant Vice President                                  None

Nicholas D. White                   Assistant Vice President                                  None

Norman W. Woodson                   Vice President                                            None


--------
*        11 Greenway Plaza, Suite 100, Houston, Texas 77046

Name and Principal                  Position and Offices                                      Position and Offices
Business Address*                   with Principal Underwriter                                with Registrant
----------------                    --------------------------                                ---------------
Nancy L. Martin                     Assistant General Counsel &                               Assistant Secretary
                                    Assistant Secretary

Samuel D. Sirko                     Assistant General Counsel &                               Assistant Secretary
                                    Assistant Secretary

P. Michelle Grace                   Assistant Secretary                                       Assistant Secretary

Lisa A. Moss                        Assistant Secretary                                       Assistant Secretary

Stephen I. Winer                    Assistant Secretary                                       Assistant Secretary


        (c)  Not Applicable

Item 28. Location of Accounts and Records

       State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.

       A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian and Transfer Agent State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.



Item 29. Management Services

       Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or B, disclosing the parties to the contract and the total amount paid and by whom for the Registrant's last three fiscal years.

               Not Applicable


--------
*        11 Greenway Plaza, Suite 100, Houston, Texas 77046

Item 30. Undertakings

       In initial registration statements filed under the Securities Act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Registrant intends to raise its initial capital under section 14(a)(3) [15 U.S.C. 80a-14(a)(3)].

               Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 17th day of February, 2000.

                                        REGISTRANT: AIM VARIABLE INSURANCE FUNDS


                                        By:  /s/ ROBERT H. GRAHAM
                                             ---------------------------------
                                                 Robert H. Graham, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     SIGNATURES                         TITLE                       DATE
     ----------                         -----                       ----

/s/ CHARLES T. BAUER               Chairman & Trustee          February 17, 2000
--------------------------
   (Charles T. Bauer)

/s/ ROBERT H. GRAHAM               Trustee & President         February 17, 2000
--------------------------    (Principal Executive Officer)
   (Robert H. Graham)

/s/ BRUCE L. CROCKETT                   Trustee                February 17, 2000
--------------------------
   (Bruce L. Crockett)

/s/ OWEN DALY II                        Trustee                February 17, 2000
--------------------------
   (Owen Daly II)

/s/ EDWARD K. DUNN, JR.                 Trustee                February 17, 2000
--------------------------
   (Edward K. Dunn, Jr.)

/s/ JACK FIELDS                         Trustee                February 17, 2000
--------------------------
   (Jack Fields)

/s/ CARL FRISCHLING                     Trustee                February 17, 2000
--------------------------
   (Carl Frischling)

/s/ PREMA MATHAI-DAVIS                  Trustee                February 17, 2000
--------------------------
   (Prema Mathai-Davis)

/s/ LEWIS F. PENNOCK                    Trustee                February 17, 2000
--------------------------
   (Lewis F. Pennock)

/s/ LOUIS S. SKLAR                      Trustee                February 17, 2000
--------------------------
   (Louis S. Sklar)

/s/ DANA R. SUTTON                    Vice President &         February 17, 2000
--------------------------     Treasurer (Principal Financial
   (Dana R. Sutton)               and Accounting Officer

                                INDEX TO EXHIBITS

     Exhibit
     Number             Description
     -------            -----------
     a(2)               Agreement and Declaration of Trust of Registrant dated
                        December 6, 1999

     b(3)               By-Laws of Registrant dated effective December 8, 1999

     h(41)(b)           Amendment No. 1 to, dated February 11, 2000, between
                        Registrant and Allmerica Financial Life Insurance and
                        Annuity Company

     h(42)(b)           Amendment No. 1 to, dated February 11, 2000, between
                        Registrant and First Allmerica Financial Life Insurance
                        Company

     h(61)              Participation Agreement, dated January 28, 2000, between
                        Registrant and Northbrook Life Insurance Company

     i(1)(h)            Opinion and Consent of Messrs. Freedman, Levy, Kroll &
                        Simonds

     i(2)               Consent of Messrs. Tait, Weller & Baker